                           PIMCOFunds Annual Report


                     [PICTURE OF BLOCK LAYER APPEARS HERE]

Making sure you own core stock and bond funds is vital in developing a solid foundation for your investment portfolio. Story on page 4.


March 31, 1998

Pacific
Investment
Management
Series


Long-Term U.S.
Government
Foreign Bond
Global Bond II
Emerging Markets Bond
High Yield
Total Return
Real Return Bond
Low Duration
Short-Term
Money Market
StocksPLUS




Inside this report:
--------------------------------------------------------------------------------
Page 2    Letter From PIMCO Funds Chairman

Where We've Been and What's Ahead
--------------------------------------------------------------------------------
Page 4    Today's Investor

Maintain a Sound Foundation for Your Portfolio
--------------------------------------------------------------------------------
Page 6    Manager Spotlight

William Gross of Pacific Investment Management
--------------------------------------------------------------------------------
Page 7    In The News

Recent News on PIMCO Funds

--------------------------------------------------------------------------------
Page 8    Investor Services: PIMCO Funds Is on the Web; New Account Minimums

--------------------------------------------------------------------------------
Page 9    Overview: Comprehensive Fund Family

--------------------------------------------------------------------------------
Page 10   PIMCO Funds Financial Information

Chairman's Letter

Dear Fellow Shareholder:


Both the stock and bond markets posted strong returns for the one-year period ended March 31, 1998, surprising many investors. The stock market, as measured by the Standard & Poor's 500 Index of stocks, rose a remarkable 48%, and the overall bond market, as measured by the Lehman Aggregate Bond Index, posted a 12% return.

POSITIVE CONDITIONS CONTINUE The last twelve months have been fruitful for investors, as they watched their portfolios increase in value. There have been ups and downs along the way, however. Last October, the Dow Jones Industrial Average fell 554 points in reaction to the financial crisis in Asia, and the ripple effects continue in the form of market volatility. For the most part, though, investors have taken these events in stride, adhering to a long-term investment horizon.

Bond yields fluctuated in a fairly narrow range throughout 1997 and early this year. We expect this trend to persist, as long-term interest rates should remain between 5 and 7% through the year 2000. Given this environment, we believe bonds will post good returns in the coming several years.

LOOKING AHEAD As we enter the second quarter of 1998, there are few signs to indicate that the financial markets are going to stop their ascent, although we don't foresee it maintaining this feverish pace. Steady, if not slowing, economic growth, combined with relatively low inflation and interest rates, are close to ideal conditions for a sustained bond bull market. However, stock market valuations are at record highs, and events perceived as negative by investors could lead to increased volatility in the equity market.

On the next pages you will find a more complete review of the stock and bond markets, followed by investment strategies to consider with your financial advisor given today's market conditions. We then provide a recent interview with Bill Gross, a managing director and founder of Pacific Investment Management Company.

As always, we appreciate the trust you have placed in us, and we will continue to work hard to help you meet your financial objectives. If you have any questions regarding your investment, please contact your financial advisor, or call us at 1-800-426-0107. Or, visit our Web site at www.pimcofunds.com.

Sincerely,


/s/ Brent R. Harris

Brent R. Harris
Chairman of the Board

April 23, 1998

Market Review

The Bond Market

Smooth Sailing Ahead?


After surging in early 1997, interest rates fell, causing bond prices to rise.

[LINE GRAPH APPEARS HERE]

                30-YEAR TREASURY RATES, MONTHLY (4/97 to 3/98)
7.126
7.169
7.056
7.145
6.877
6.893
6.9
6.989
6.908
6.776
6.726
6.663
6.744
6.629
6.531
6.532
6.456
6.456
6.636
6.548
6.651
6.612
6.643
6.588
6.379
6.368
6.295
6.431
6.44
6.274
6.154
6.156
6.114
6.034
6.055
6.085
5.926
5.923
5.901
5.839
5.729
5.81
5.971
5.801
5.921
5.85
6.02
5.894
5.886
5.959

The bull market reached beyond equities this past year, as the bond market also posted impressive returns. Bond prices rose during 1997, as long-term interest rates fell from 7.1% to 5.9%. High yield bonds led the bond market rally, and almost every sector of the fixed income market participated.

     There were several factors that contributed to the bond market's performance in 1997, including the strong U.S. dollar, the potential for a slowing U.S. economy due to the Asian financial crisis, low inflation, and a reduced threat of a Federal Reserve interest rate hike. In addition, the volatility in the stock market, combined with portfolio rebalancing stemming from strong equity performance, caused many investors to reallocate assets into bonds.

     While yields were steady during the first three months of 1998, all was not quiet on the fixed income front. Much of the excitement revolved around investors trying to decipher what impact the Asian crisis would have on the U.S. economy. The U.S. bond market rallied at the beginning of the year, as investors from around the globe worried about the events in Asia and took shelter in the safe haven of U.S. Treasury securities.

     In February, interest rates increased on signs that the U.S. economy was stronger than many had expected, which ignited fears that inflation pressures were building. However, many of those fears were alleviated in March, when statistics indicated that inflation was still muted. The bond market then rallied back to yield levels where it started the year.

     Looking ahead, the Asian crisis and an underlying global glut of goods are key pieces in the link towards lower yields and higher bond prices. As a result, we believe that U.S. inflation could dip below 1% and U.S. Treasury bonds could approach 5% over the next 12-18 months. For additional details on our bond market outlook, please refer to the interview with Bill Gross on page 6.


--------------------------------------------------------------------------------
The Stock Market

Better-Than-Expected Returns

Despite some bumps in the road, stocks continued their seven year climb.

                    S & P 500 INDEX, MONTHLY (4/97 - 3/98)
[LINE GRAPH APPEARS HERE]

 757.9
 737.65
 766.34
 765.37
 812.97
 824.78
 829.75
 847.03
 848.28
 858.01
 893.27
 898.7
 887.3
 916.92
 916.68
 915.3
 938.79
 947.14
 933.54
 900.81
 923.54
 899.47
 929.05
 923.91
 950.51
 945.22
 965.03
 966.98
 944.16
 941.64
 914.62
 927.51
 928.35
 963.09
 955.4
 983.79
 953.39
 946.78
 936.46
 975.04
 927.69
 961.51
 957.59
 980.28
1012.46
1020.09
1034.21
1049.34
1055.69
1068.59
1099.16
1095.44

As the first quarter of 1998 ended, the U.S. stock market exceeded most investors' expectations by posting very strong gains. The Standard & Poor's 500 Index returned 13.9% during the quarter. The market rebounded from fears that the Asian crisis would hinder U.S. corporate profits for an extended period.

     Evidence of a strong domestic economy, a benign inflation environment, and a favorable interest rate outlook prompted the market to look beyond several first-quarter earnings disappointments from some of America's largest companies. Stock market investors were truly forward-looking, as they believed that the current economic backdrop would allow healthy corporate earnings growth later this year and into 1999. In fact, investors seemed to fear not being fully invested in the stock market at all times. Money that was flowing out of companies that were providing disappointing results was simply reinvested in other stocks that were still performing well.

     Despite disappointing earnings announcements from companies such as Intel and Motorola, the technology sector provided very strong returns early in 1998's first quarter, rebounding from a weak fourth quarter in 1997. Financial stocks also performed well, amid strong profits and takeover activity.

      Strong equity returns were not limited to the U.S. markets. Many European stocks soared, as investors embraced the low inflation, low interest rate environment, and signaled their approval for the ongoing wave of corporate restructuring. Several Asian markets rebounded vigorously in the first quarter of 1998 from their dismal performances of 1997. However, the troubles in Asia have probably not run their course, which could lead to further volatility in these markets.

      Looking ahead, we are cautiously optimistic about the prospects for the stock market. The current environment is positive, but we could see an acceleration in market unrest if inflation and interest rates move upwards. Given this scenario, it's important for investors to maintain a long-term outlook and ensure that their portfolios are adequately diversified.

Today's Investor

Maintain a Sound Foundation for Your Portfolio

Start with a core stock and core bond fund


Whether you're an investment novice or a seasoned professional, the recent gyrations in the financial markets may be unsettling. If this volatility has caused you to wonder whether your investments can withstand the current climate, you and your financial advisor should take a fresh look at your entire portfolio. A key first step is to make sure you have a solid foundation of both stock and bond fund investments.

A Variety of Investment Opportunities

Determining exactly which stock and bond funds to select as core investments is not as simple as it may seem. Within the stock and bond security classes are any number of sub-categories, each with its own potential risk and reward profile. These sub-categories provide you with a wide variety of investment opportunities.

The Bond Market

The bond market can be broadly dissected into four major sectors: government, mortgage, corporate, and foreign. And securities within each sector are typically available with varying maturities. Bonds are further divided according to their credit quality--either investment grade or high yield.

Different bonds perform better in different economic conditions. And, bonds that invest in foreign countries often perform out of step with U.S. bonds.

Top-Performing Bond Sectors by Year

No single sector of the bond market consistently outperforms.


                Government      High Yield      Foreign         Short-Term
--------------------------------------------------------------------------------
1997            9.6%            12.8%           11.1%           6.7%
1996            2.8%            11.1%           11.8%           5.1%
1995           18.3%            19.9%           17.9%          11.0%
1994           -3.4%            -1.2%           -4.0%           0.6%
1993           10.7%            17.2%           13.4%           5.6%
1992            7.2%            18.2%            8.0%           6.4%
1991           15.3%            34.6%           11.1%          11.8%
1990            8.7%            -4.4%            3.3%           9.7%
--------------------------------------------------------------------------------

Past performance is no guarantee of future results. "Government Bonds" based on the return of the Lehman Government Bond Index. "Short-Term Bonds" based on the return of the Lehman 1-3 Year Government/Corporate Index. "Foreign Bonds" based on the return of the Salomon Brothers Currency Hedged Non-U.S. Bond Index. "High Yield Bonds" based on the return of the Merrill Lynch High Yield Index. It is not possible to invest directly in an unmanaged index. Source: Lipper Analytical Services, Inc. Performance is not representative of any PIMCO Fund.

Building a Foundation With Bonds

An actively managed mutual fund that primarily invests in intermediate-term, investment grade bonds is typically considered the foundation of the fixed income portion of a portfolio.

However, the fund should also have the flexibility to invest in all sectors, maturities and quality levels of the bond market. By adapting to changing economic and market conditions, this type of fund can rotate sectors, lengthen or shorten maturities, and adjust quality to maximize investment opportunities.

How Bonds of Various Maturities React
To Changing Interest Rates

When interest rates fall, bond prices rise, and vice versa. The longer a bond's maturity (date when it comes due), the more volatile its price will be when interest rates rise or fall.

                             [GRAPH APPEARS HERE]

                        Average Annual Changes in Price

                                 Short-Term    Intermediate-Term    Long-Term
                                 Govt. Bond    Govt. Bond           Govt. Bond
Declining Interest Rates                1.4%                 3.7%          6.8%
Rising Interest Rates                  -0.4%                -2.6%         -5.3%

Data from 1926-1996. Past performance is no guarantee of future results.
Source: Ibbotson Associates.

Build Around the Bond Core

After selecting a core bond fund, you may want to supplement your fixed income portfolio with more sector-specific holdings, such as a high yield or foreign bond fund. That way, you can tailor your investments to best achieve your financial goals, and can further diversify your overall portfolio.

Building on the Bond Foundation

                            [ARTWORK APPEARS HERE]

There is a variety of fixed income investment choices that can supplement a core bond fund.

The Stock Market

Within the stock market, you have the option of investing in small-, medium- or large-sized companies. Beyond the different size categories, you could invest in domestic or international stocks, stocks issued by companies in relatively stable industries (such as utilities), or stocks of companies in high growth and high volatility industries (such as technology). As with bonds, returns in stocks vary cyclically based on market conditions.

The Stock Foundation

Stocks of large-capitalization companies, or large-caps, are typically considered the foundation of the equity portion of a portfolio. Large-cap companies are generally household names, and they also make up the greatest share of the overall U.S. equity market. As such, they are an important cornerstone of the stock portion of your investment portfolio.

Large-Caps Constitute the Bulk of the Stock Market

[PIE CHART APPEARS HERE]

                           U.S. Equity Market
Large Cap                                 75%
Mid-Cap                                   18%
Small-Cap                                  7%

While the total number of large-cap stocks is much less than the small- and mid-cap stock universe, large-caps represent 75% of the capitalization of the overall U.S. equity market.

Source: Russell Data Services.

Large-cap stocks are also a more conservative investment than small- and mid-cap stocks, and their history of significant appreciation makes them competitive with riskier small- and mid-caps.

Potential Risk and Reward by Company Size

Large-cap stocks have historically been less risky than small- and mid-cap stocks, while providing solid returns (12/31/79-12/31/97).

[GRAPH APPEARS HERE]

RETURN
20 ______________________________________________________________

19 ______________________________________________________________

18 ______________________________________________________________
           Large cap [ ]--------------------------------------------16.9%
17 ___________________|__________________________________________
                      |      Mid cap [ ]----------------------------16.8%
16 ___________________|_______________|___________________________
                      |               |
15 ___________________|_______________|__________________________
                      |               |     Small cap [ ]-----------14.50%
14 ___________________|_______________|________________|_________
                      |               |                |
13 ___________________|_______________|________________|_________
                      |               |                |
12 ___________________|_______________|________________|_________
                      |               |                |
11 ___________________|_______________|________________|_________
                      |               |                |
10 .__________________|__________.____|________________|_________.
   15                 |         20    |                |        25
                      |               |                |
                    16.5%           19.46%           24.0%

Risk:  Standard deviation of annual returns

Past performance is no guarantee of future results. "Large-Cap Stocks" represented by the S&P 500 Index, an unmanaged index of common stocks. "Mid-Cap Stocks" represented by Russell Mid-Cap Index. "Small-Cap Stocks" represented by Russell 2000 Index. It is not possible to invest in an unmanaged index. Volatility is measured by standard deviation of annual returns. Source: Ibbotson Associates. Performance is not representative of any PIMCO Fund.

A side benefit of investing in large-cap U.S. stocks is that many of these companies generate a significant portion of their sales in foreign countries. A strong foreign presence can be similar to investing in an international stock without actually owning one of those securities. For example, Coca-Cola's sales in foreign countries accounted for 66% of its total sales in 1997.*

One of the best ways to access large-caps is through actively managed stock funds. Along with instant diversification, active management can be an added benefit. Unlike an index stock fund that seeks to mirror a given index, such as the S&P 500, an actively managed fund portfolio will be closely monitored and adjusted to meet changing economic and market conditions.

Supplement the Stock Core

As with the bond portion of your portfolio, once your core stock fund is in place you may want to supplement your equity investments with other types of stock funds, such as a small-cap or international. Again, this can help you to better aim towards your financial goals, and will diversify your overall portfolio.

Building on the Stock Foundation

[ARTWORK APPEARS HERE]

There is a variety of equity investment choices that can supplement a core stock fund.

Keeping Your Balance

With the abundance of stock and bond funds to choose from, how do you decide which ones should anchor your portfolio? Given the fact that the bull market in stocks is now in its eighth year, it may be tempting to invest the bulk of your portfolio in the equity market. But a portfolio that's top-heavy in stocks could feel the brunt of the decline if the stock market enters a correction. By working with your financial advisor to build the foundation of your portfolio with stock and bond funds, you can diversify your assets and help protect them against the risk of loss.

Review Your Portfolio Regularly

After your portfolio is in place, you should still speak regularly with your financial advisor to determine if any changes need to be made. Your advisor can review all of your individual holdings to make sure that they remain consistent with your overall investment goals. And your advisor can make adjustments to your portfolio over time, especially to any sector-specific holdings.

* Source: The Coca-Cola Company 1997 Annual Report.

Manager
Spotlight


Managing Director and Founder of Pacific Investment Management Company

William Gross



William Gross is a Managing Director and founder of Pacific Investment Management Company, a PIMCO Advisors institutional investment firm. He is also the portfolio manager of the highly-rated PIMCO Total Return, Low Duration, and Short-Term Funds and is leader of the team that manages the StocksPLUS Fund. Mr. Gross' views on the financial markets are regularly featured in The Wall Street Journal, Barron's, Money magazine and The New York Times. We recently spoke with him regarding his latest outlook for the economy and the bond market.

Q: How would you describe economic conditions in the United States?

A: The current environment is quite unique for a variety of reasons. First, we've experienced eight years of economic growth with seemingly no end in sight. Second, there have been three consecutive years of 20-plus percent gains in the stock market, with the public expecting more than 30 percent return annually through the turn of the century. But, the most dramatic difference is that inflation is declining in the face of 4.7 percent unemployment--the tightest job market in decades. Historically, declining unemployment levels have triggered increasing rates of inflation.

Q: Does this mean you feel inflation is on the upswing?

A: Not at all. The Asian crisis has helped contain inflation, and it will continue to affect U.S. prices. Because of the dramatic depreciation of many Asian currencies against the dollar, the prices of many goods imported from that region have declined noticeably. Those price declines have in turn helped keep the cost of many U.S. manufactured goods down as well. If, as I expect, U.S. economic growth is substantially affected by the Asian crisis, then unemployment will likely increase in coming months, helping to alleviate wage pressures.

Q: How long could the current economic climate last?

A: Despite the fact that the Asian crisis may hinder world economic growth for perhaps one to two years, there is little reason to believe that the U.S. dollar can continue to appreciate at 10 to 15 percent annually as it has in the recent past. Absent those types of gains, the inflation-lowering impact of reduced import prices may fade beginning next year.

Q: What are your current predictions for the global economy?

A: I believe that U.S. consumers, supported by high employment, gains in real personal income, and asset appreciation, will sustain U.S. economic growth at a steady pace over the next six to nine months. However, the Asian crisis has placed us in a period of global glut, meaning that there are too many goods being produced relative to demand. As I believe that this glut is more than cyclical in nature, I expect that Asia and the rest of the world will go through a period of slower than average growth for the next several years.

Q: What do you think will happen in the bond market?

A: Along with the worldwide slowdown in growth will be sharply lower commodity prices and pressure on corporate profit margins, which should trigger even lower inflation and a continuation of the bond bull market. Over the next 12-18 months, U.S. inflation is likely to dip below 1% and U.S. Treasury bonds could approach 5%. The Asian crisis, its conflicting solutions, and the underlying global glut are key pieces in the link towards lower yields and higher bond prices.

Q: What is your current strategy for the flagship PIMCO Total Return Fund?

A: We will underweight the investment grade corporate sector of the Fund's portfolio, as we see corporate profits slowing and these bonds' returns trailing those of U.S. government securities. Our international holdings will remain selective, as we feel that foreign bonds currently offer less value than domestic issues. The portfolio will, however, retain a small exposure to debt in those emerging market countries that we believe are well insulated from any further Asian turmoil.


The views of Mr. Gross are not indicative of any past or future performance of a PIMCO Fund.

In The
News

Recent News on PIMCO Funds


The PIMCO Funds and their institutional portfolio managers are regularly featured in the press. Here is a sample of some recent articles.

 . Pacific Investment Management Company, a PIMCO Advisors investment management firm, was featured as one of the premier taxable bond fund managers in both Barron's (2/98) and Morningstar Investor (3/98). In addition, the firm was featured in a November issue of Forbes. In the article, Forbes said, "When it comes to producing results for investors, PIMCO regularly outperforms other fixed-income giants."

 . The insights of Bill Gross continue to be sought out by the press. In recent months his views appeared in The Wall Street Journal, Business Week, Barron's, Investment News, Bloomberg Personal Finance, The New York Times and on CNN and CNBC.

 . Morningstar praised PIMCO StocksPLUS Fund in its January 1998 review of the Fund, saying, "Overall, the Fund's strategy and track record make it one of the most attractive large-cap blend options around."

 . In a review of PIMCO High Yield Fund, Morningstar said, "It's amazing that PIMCO High Yield Fund's relative performance has been so good...This Fund is hard to argue against" (3/98).

 . The Wall Street Journal and Investor's Business Daily interviewed Tony Rizza, a manager of PIMCO Growth and Innovation Funds, in March. Mr. Rizza provided his top picks in the technology sector for the publications.

Morningstar Inc., an independent organization, provides investors with information regarding a wide range of investment products. One service offered by Morningstar is assigning star ratings to the mutual funds they track. Funds begin to be rated once they have a three-year record. The highest Morningstar rating is five-stars, and the lowest rating is one-star. Following are the PIMCO Fund family's five- and four-star rated Funds as of March 31, 1998.


---------------------------------------------------------------------------------------------------------------------
   PIMCO STOCK FUNDS                Overall                   3 Year                5 Year                10 Year
---------------------------------------------------------------------------------------------------------------------
   StockPLUS                        *****                     5                     -                     -
   Renaissance                      *****                     5                     5                     -
   Equity Income                    ****                      5                     4                     -
   Value                            ****                      4                     4                     -
   Capital Appreciation             ****                      5                     4                     -
   Mid-Cap Growth                   ****                      5                     4                     -
   Small-Cap Value                  ****                      5                     4                     -
---------------------------------------------------------------------------------------------------------------------
   PIMCO BOND FUNDS                 Overall                   3 Year                5 Year                10 Year
---------------------------------------------------------------------------------------------------------------------
   Total Return                     *****                     4                     4                     5
   High Yield                       *****                     5                     5                     -
   Foreign Bond                     *****                     5                     5                     -
   Low Duration                     ****                      4                     4                     4
   Short-Term                       ****                      4                     5                     4


The chart above is based on March 31, 1998 Morningstar ratings. Overall rating is a weighted average of a fund's 3-, 5- and 10-year ratings (when applicable). During the 3-, 5- and 10-year periods there were 2,437, 1,363 and 698 domestic equity funds and 1,403,831 and 329 taxable bond funds rated, respectively.

Morningstar ratings reflect historical risk-adjusted performance and are subject to monthly changes. Therefore, past ratings are not a guarantee of future results. The ratings are calculated from a fund's average annual total return with appropriate sales charge adjustment and a risk factor that reflects fund performance relative to three month Treasury bill returns. With the exception of the Renaissance Fund, ratings are based on institutional class shares, which generally have a $5 million minimum investment. Class A, B and C shares, which were initially offered on 1/17/97, have not yet been rated by Morningstar. Had Class A, B and C shares been in existence for the same time period as the institutional class shares, they may have received different ratings due to Class A, B and C shares' higher expenses and sales charges. Under special circumstances, institutional shares may be available. Call for details. 5-star ratings are limited to the top 10% of funds in an investment category and the next 22.5% earn 4-stars.

Investor
Services



PIMCOFunds Is on the Web
www.pimcofunds.com





Have you had an opportunity to visit the PIMCO Funds Web site? If not, you're missing the ability to access the most timely and comprehensive information available on all of the PIMCO Funds. In addition, the site includes daily commentary from our fund managers, with insights on the economy and other factors affecting the financial markets. We can be found on the Worldwide Web at www.pimcofunds.com.

[CHART APPEARS HERE]

The site is divided into three main sections:

Investment Insight provides complete details on each fund's investment manager, including its investment process, biographies, a manager's update and more.

Fund Information contains profiles of all the PIMCO Funds, including performance data, a summary of each fund's portfolio and fund share prices (NAVs), updated each business day.

Resources features a document library that contains prospectuses, applications and other forms that you can view, print or order. It also has information about our convenient shareholder services, and a listing of the retirement plans offered by PIMCO Funds.

Questions?

We're sure you'll find the PIMCO Funds Web site to be an invaluable tool. If you have any comments or questions about the site, please call us today at 1-800-426-0107. Or, use the e-mail feature of the site to contact us.


--------------------------------------------------------------------------------

Announcing New Investment Minimums


Beginning April 1, 1998 new initial investment minimums went into effect for PIMCO Funds (see table below). These changes were made in an effort to control account maintenance expenses.

                          Per Fund Minimum        Minimum Subsequent
Account Type              Initial Investment      Investments

Regular                   $2,500                  $100
--------------------------------------------------------------------
IRA                        1,000                   100
--------------------------------------------------------------------
UGMA                       1,000                   100
--------------------------------------------------------------------
Auto-Invest                1,000                    50
--------------------------------------------------------------------
Certain Qualified Plans*      50                    50

* Employer-sponsored plans, including SIMPLE IRAs, SEPs, SAR-SEPs, and 401(k)s.

Direct Account Low Balance Fee

To help partially offset the relatively higher costs of servicing smaller accounts, a quarterly fee of $4 (up to $16 annually) will now be applied to direct accounts with balances that fall below our new investment minimums. A direct account is an account where the shareholder receives statements directly from PIMCO Funds.

     The valuation of accounts and the deduction are expected to take place during the last five business days of each calendar quarter--beginning in late September. In summary:

 . No fee will be charged on accounts with balances at or above the initial investment minimums.


 . No fee will be charged on accounts that fall below the minimum due solely to market declines.


 . No fee will be charged on any account of a shareholder if the aggregate value of all the shareholder's PIMCO Funds direct accounts is at least $50,000.


 . The fee will not apply to employer-sponsored retirement plan accounts or 403(b)(7) custodial accounts.


A letter will be sent to direct account shareholders whose account balance is below the minimum as of early September. If you have any questions regarding these changes, please call us at 1-800-426-0107.

The PIMCO Funds Family


PIMCO Funds offers unique access to the institutional investment capabilities of PIMCO Advisors L.P., manager of over $217 billion. PIMCO Advisors owns seven independent investment firms, each seeking the highest caliber performance in a specific discipline. Six of these firms currently manage PIMCO Funds. Together, their superior standard of expertise has attracted many prestigious clients, including 46 of the 100 largest U.S. corporations. To learn more about any of the PIMCO Funds, please call us at 1-800-227-7337.


Bond Funds           Objective                                 Primary Portfolio Composition             PIMCO Advisors Manager
----------------------------------------------------------------------------------------------------------------------------------
Long-Term U.S.       Maximum total return                      Long-term U.S. government bonds           Pacific Investment
Government                                                     (8+ year duration)                        Management Company
----------------------------------------------------------------------------------------------------------------------------------
Municipal Bond       High current income exempt from           Investment grade municipal bonds          Pacific Investment
                     federal income tax                        (3-10 year duration)                      Management Company
----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets     Maximum total return                      Emerging market bonds                     Pacific Investment
Bond                                                           (0-8 year duration)                       Management Company
----------------------------------------------------------------------------------------------------------------------------------
Foreign Bond         Maximum total return                      Intermediate-term, investment             Pacific Investment
                                                               grade foreign bonds                       Management Company
                                                               (3-6 year duration)
----------------------------------------------------------------------------------------------------------------------------------
Global Bond II       Maximum total return                      Intermediate-term, investment             Pacific Investment
                                                               grade U.S. and foreign                    Management Company
                                                               bonds (3-6 year duration)
----------------------------------------------------------------------------------------------------------------------------------
High Yield           Maximum total return                      High-yield bonds (2-6 year duration)      Pacific Investment
                                                                                                         Management Company
----------------------------------------------------------------------------------------------------------------------------------
Total Return         Maximum total return                      Intermediate-term, investment             Pacific Investment
                                                               grade bonds                               Management Company
                                                               (3-6 year duration)
----------------------------------------------------------------------------------------------------------------------------------
Real Return Bond     Maximum real return                       Inflation-indexed government bonds        Pacific Investment
                                                                                                         Management Company
----------------------------------------------------------------------------------------------------------------------------------
Low Duration         Maximum total return                      Shorter-term, investment grade bonds      Pacific Investment
                                                               (1-3 year duration)                       Management Company
----------------------------------------------------------------------------------------------------------------------------------
Short-Term           Maximum current income                    Money market securities and               Pacific Investment
                     consistent with preservation              short-term bonds(up to 1 year duration)   Management Company
                     of capital and daily liquidity
----------------------------------------------------------------------------------------------------------------------------------
Money Market         Maximum current income consistent         Short-term money market                   Pacific Investment
                     with preservation of capital              instruments (duration less than 1 year)   Management Company
                     and daily liquidity

Stock & Bond Funds   Objective                                 Primary Portfolio Composition             PIMCO Advisors Manager
------------------------------------------------------------------------------------------------------------------------------------


Balanced             Total return                              Stocks, bonds and money                   Cadence/NFJ/Pacific
                                                               market instruments                        Investment Management

Stock Funds          Objective                                 Primary Portfolio Composition             PIMCO Advisors Manager
-----------------------------------------------------------------------------------------------------------------------------------
Equity Income        Current income and long-term growth       Stocks of companies with                  NFJ Investment Group
                                                               below-average P/Es
                                                               and above-average dividends
-----------------------------------------------------------------------------------------------------------------------------------
Renaissance          Long-term growth of capital and income    Income-producing stocks and               Columbus Circle Investors
                                                               convertible securities
-----------------------------------------------------------------------------------------------------------------------------------
StocksPLUS           Total return exceeding the S&P 500 Index  S&P 500 stock index futures               Pacific Investment
                                                               backed by a portfolio                     Management Company
                                                               of short-term, fixed-income securities
-----------------------------------------------------------------------------------------------------------------------------------
Value                Long-term growth of capital and income    Stocks of companies with                  NFJ Investment Group
                                                               below-average P/Es
-----------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Growth of capital                         Stocks of larger-capitalized companies    Cadence Capital Management
                                                               the manager believes are reasonably
                                                               priced
-----------------------------------------------------------------------------------------------------------------------------------
Growth               Long-term growth of capital               Stocks of larger-capitalized companies    Columbus Circle Investors
-----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth       Growth of capital                         Stocks of medium-capitalized companies    Cadence Capital Management
                                                               the manager believes are reasonably
                                                               priced
-----------------------------------------------------------------------------------------------------------------------------------
Target               Capital appreciation                      Stocks of medium-capitalized companies    Columbus Circle Investors
-----------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value      Long-term growth of capital and income    Stocks of smaller-capitalized             NFJ Investment Group
                                                               companies with below-average P/Es
-----------------------------------------------------------------------------------------------------------------------------------
Opportunity          Capital appreciation                      Stocks of smaller-capitalized companies   Columbus Circle Investors
-----------------------------------------------------------------------------------------------------------------------------------
International        Long-term growth of capital               Stocks of non-U.S. companies in           Blairlogie Capital
Developed                                                      developed markets                         Management
-----------------------------------------------------------------------------------------------------------------------------------
International        Capital appreciation                      Stocks of non-U.S. companies in           Blairlogie Capital
                                                               developed and emerging markets            Management
-----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets     Long-term growth of capital               Stocks of non-U.S. companies in emerging  Blairlogie Capital
                                                               markets                                   Management
-----------------------------------------------------------------------------------------------------------------------------------
Innovation           Capital appreciation                      Stocks of technology-related companies    Columbus Circle Investors
-----------------------------------------------------------------------------------------------------------------------------------
Precious Metals      Capital appreciation                      Stocks of precious metals-related         Van Eck Associates*
                                                               companies

* Van Eck Associates serves as a sub-advisor to the Fund and is unaffiliated with PIMCO Advisors L.P.

PIMCO Funds Financial Information



We are pleased to present an in-depth review of the PIMCO Funds as of March 31, 1998. In order to help analyze, compare and contrast the Funds, the report is broken down into a number of sections. Listed below is a table of contents and descriptions of the various sections.


PAGE 11-22  FUND SUMMARY

A summary of a Fund's performance record and portfolio composition, and a review by the Fund's investment manager.


Page 23-62  SCHEDULE OF INVESTMENTS
The schedule of investments includes a listing of securities in the Fund's portfolio as of March 31, 1998, including the number of shares or principal amount and value as of that date.

                                                           Schedule of
Bond Funds                           Fund Summary          Investments
Long-Term U.S. Government Fund       Page 11               Page 23
Foreign Bond Fund                    Page 12               Page 25
Global Bond Fund II                  Page 13               Page 29
Emerging Markets Bond Fund           Page 14               Page 32
High Yield Fund                      Page 15               Page 34
Total Return Fund                    Page 16               Page 38
Real Return Bond Fund                Page 17               Page 51
Low Duration Fund                    Page 18               Page 52
Short-Term Fund                      Page 19               Page 57
Money Market Fund                    Page 20               Page 59
StocksPLUS Fund                      Page 21               Page 60

PAGE 64-67  FINANCIAL HIGHLIGHTS
This chart shows a per share breakdown of the factors that affect a Fund's NAV for the current and past reporting periods. In addition to showing total return, the chart reports distributions, asset size, expense ratios and portfolio turnover rate.

PAGE 68-69  STATEMENT OF ASSETS AND LIABILITIES
This is a "balance sheet" of a Fund as of the last day of the reporting period. It includes the Fund's Class level NAVs per share by dividing the Fund's Class level net assets (assets minus liabilities) by the number of Class level shares outstanding.

PAGE 70-71  STATEMENT OF OPERATIONS
This statement lists a Fund's income, expenses, and gains and losses on securities and currency transactions, and from appreciation or depreciation on portfolio holdings.

PAGE 72-73  STATEMENT OF CHANGES IN NET ASSETS
This reports the increase or decrease in a Fund's net assets during the reporting period. Changes in net assets are due to a variety of factors, including investment operations, dividends, distributions and capital share transactions.

PAGE 74  STATEMENT OF CASH FLOWS
This reports the increase or decrease in a Fund's cash balance during the reporting period. Changes in cash balances are due to a variety of factors, including investment operations, dividends, distributions and capital share transactions.

PAGE 75-86  NOTES TO FINANCIAL STATEMENTS
These contain a description of the significant accounting policies of the Funds, and more detailed information about the schedules and tables that appear in the report.

PIMCO Long-Term U.S. Government Fund


 March 31, 1998



Objective:

Maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio:

Primarily longer-term U.S. Government securities.


Duration
Range:

equal to or greater than 8 years

Total Net Assets:

$74 million

PIMCO Advisors Institutional Manager:

Pacific Investment Management Company


-------------------------------------------------------------------------------------------------------------------
 PERFORMANCE*
-------------------------------------------------------------------------------------------------------------------


Average Annual Total Return   For periods ended 3/31/98

          A Shares           B Shares           C Shares            Lipper Gen.       Lehman             Lehman
          (INCEP. 7/01/91)   (INCEP. 7/01/91)   (INCEP. 7/01/91)    U.S. Govt.        Int. & 20+         Aggregate
                 Adjusted           Adjusted       Adjusted         Fund Average      Treasury Index     Bond Index
-------------------------------------------------------------------------------------------------------------------
1 year      19.8%  14.4%     18.9%  13.9%        17.9%                 11.5%            19.9%            12.0%
3 years     12.8%  11.1%     12.5%  11.7%        12.5%                  8.1%            12.0%             9.2%
5 years      9.6%   8.6%      9.3%   9.1%         9.4%                  5.8%             8.7%             6.9%
Inception   12.7%  11.9%     12.6%  12.6%        12.6%                  --               --               --

Change in Value of $10,000
Invested at the Fund's inception

                             [GRAPH APPEARS HERE]

                PIMCO              PIMCO              PIMCO         LEHMAN INT        LEHMAN AGG.
             LONG-TERM A        LONG-TERM B        LONG-TERM C           &            BOND INDEX
                                                                   20-YEAR TREAS
                                                                       INDEX
================================================================================================

06/30/91         9,550.00         10,000.00          10,000.00         10,000.00       10,000.00
09/30/91        10,395.42         10,885.25          10,385.25         10,831.37       10,567.97
12/31/91        11,286.57         11,818.40          11,818.40         11,549.88       11,103.86
03/31/92        10,989.53         11,507.36          11,507.36         11,125.87       10,961.87
06/30/92        11,490.87         12,032.32          12,032.32         11,563.76       11,404.21
09/30/92        12,492.86         13,081.53          13,081.53         12,299.69       11,894.10
12/31/92        12,633.11         13,228.38          13,228.38         12,442.71       11,925.73
03/31/93        13,563.52         14,202.64          14,202.64         13,217.18       12,418.72
06/30/93        14,403.22         15,081.91          15,081.91         13,901.34       12,748.04
09/30/93        15,220.58         15,937.78          15,937.78         14,703.08       13,080.68
12/31/93        14,979.72         15,685.57          15,685.57         14,505.41       13,088.42
03/31/94        14,123.89         14,789.42          14,789.42         13,650.57       12,713.32
06/30/94        13,760.55         14,408.96          14,408.96         13,258.50       12,582.16
09/30/94        13,692.98         14,338.19          14,338.19         13,160.62       12,658.91
12/31/94        13,872.84         14,526.53          14,526.53         13,411.34       12,706.68
03/31/95        14,900.79         15,602.93          15,602.93         14,269.38       13,347.64
06/30/95        16,504.70         17,282.41          17,282.41         15,759.02       14,160.88
09/30/95        16,943.92         17,742.33          17,742.33         16,127.51       14,438.89
12/31/95        18,293.06         19,113.15          19,113.15         17,364.12       15,054.19
03/31/96        17,110.76         17,917.01          17,917.01         16,270.82       14,787.23
06/30/96        17,089.52         17,894.79          17,894.79         16,267.63       14,871.28
09/30/96        17,386.67         18,205.94          18,205.94         16,505.37       15,146.41
12/31/96        18,382.57         19,248.77          19,248.77         17,263.24       15,600.70
03/31/97        17,865.40         18,669.54          18,686.39         16,721.40       15,513.56
06/30/97        18,834.08         19,643.17          19,658.98         17,632.52       16,083.29
09/30/97        19,866.61         20,861.30          20,698.10         18,607.66       16,617.64
12/31/97        21,072.51         21,891.15          21,911.01         19,746.80       17,106.87
03/31/98        21,401.25         22,191.06          22,209.00         20,043.10       17,371.61

*Past performance is not an indication of future results. The adjusted returns above include the effect of applicable sales charges. Excluding the 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/17/97) and the prior performance of the Fund's institutional class shares. Retail class shares have higher expenses than institutional class shares. Therefore, total return of retail class shares would have been lower had they been in existence since the Fund's inception. See page 22 for Footnotes, which include additional details.

-------------------------------------
 PORTFOLIO COMPOSITION
-------------------------------------
Maturity Profile
-------------------------------------
1 year or less                    46%
-------------------------------------
1-5 years                         23%
-------------------------------------
5-10 years                         1%
-------------------------------------
10-20 years                        4%
-------------------------------------
20-30 years                       26%
-------------------------------------
Duration                   10.3 years
-------------------------------------


Sector Breakdown
-------------------------------------
U.S. Treasury Obligations       45.6%
-------------------------------------
Mortgage-Backed Securities      41.3%
-------------------------------------
Short-Term Instruments           5.3%
-------------------------------------
U.S. Government Agencies         5.2%
-------------------------------------
Asset-Backed Securities          2.6%
-------------------------------------

Quality Breakdown
-------------------------------------
AAA                               99%
-------------------------------------
AA                                 1%
-------------------------------------

--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Long-Term U.S. Government Fund posted excellent results for the one-year period ended March 31, 1998, as Class A shares returned 19.8%, Class B 18.9%, and Class C 17.9%. These returns handily outperformed the Lipper General U.S. Government Fund Average of 11.5% for the same time period.

  During the last 12 months, yields on 30-year Treasury bonds fell to just under 6.0%, as expectations for future inflation declined amid uncertainty surrounding the ongoing Asian crisis. Intermediate- and longer-term Treasury yields fell from 7.1% to 5.9%, while short-term interest rates dropped only 0.58%. The decline in interest rates led to a rise in bond prices, with long-term bonds benefiting the most, as they are more sensitive to interest rate changes than their shorter-term counterparts.

  The Fund's sizeable allocation in mortgage-backed securities over the period enhanced performance. These instruments outperformed Treasuries, due to their higher yields and improving relative valuations. Both fixed- and adjustable-rate mortgages provided incremental yield, as they benefited from lower prepayment risk. In general, the mortgage-backed sector was supported by strong demand in the market for high quality, liquid securities with attractive yield premiums over Treasuries.

  Going forward, the manager currently anticipates that long-term bonds will continue to trade within a 5-7% range over the next several years. With that in mind, the manager plans to maintain an above-index duration for the Fund, in anticipation that interest rates will decline toward the lower end of that range over the long term.


See page 23 for financial details.                                            11

PIMCO Foreign Bond Fund



 March 31, 1998




Objective:

Maximum total return, consistent with preservation of capital and prudent investment management (non-U.S.).

Portfolio:

Primarily investment grade foreign bonds.

Duration Range:

3-6 years

Total Net Assets:

$430 million

PIMCO Advisors Institutional Manager:

Pacific Investment Management Company


---------------------------------------------------------------------------------------------------
PERFORMANCE*
---------------------------------------------------------------------------------------------------

Average Annual Total Return     For periods ended 3/31/98

             A Shares           B Shares           C Shares          Lipper Intl.     J.P. Morgan
             (INCEP. 12/2/92)   (INCEP. 12/2/92)   (INCEP. 12/2/92)  Income Fund      Non-U.S.
                      Adjusted         Adjusted    Adjusted          Average          Index (Hedged)
---------------------------------------------------------------------------------------------------
1 year       12.1%        7.1%  11.3%      6.3%    10.3%              4.9%               13.3%
3 years      17.1%       15.3%  16.8%     16.0%    16.8%              6.2%               13.4%
5 years      11.2%       10.2%  11.0%     10.7%    11.0%              6.9%                9.9%
Inception    11.5%       10.5%  11.3%     11.2%    11.3%               --                  --

Change in Value of $10,000
Invested at the Fund's inception

                             [GRAPH APPEARS HERE]


               PIMCO          PIMCO          PIMCO         JP MORGAN
             FOREIGN A      FOREIGN B      FOREIGN C        NON-U.S.
                                                             INDEX
====================================================================

12/31/92      9,550.00      10,000.00      10,000.00       10,000.00
03/31/93      9,878.15      10,343.61      10,343.61       10,279.82
06/30/93     10,203.26      10,684.04      10,684.04       10,549.32
09/30/93     10,658.04      11,160.25      11,160.25       10,936.18
12/31/93     11,116.33      11,640.13      11,640.13       11,390.20
03/31/94     10,647.29      11,149.00      11,149.00       10,977.44
06/30/94     10,201.30      10,681.98      10,681.98       10,668.57
09/30/94     10,181.87      10,661.64      10,661.64       10,645.46
12/31/94     10,304.70      10,790.26      10,790.26       10,812.73
03/31/95     10,450.80      10,943.24      10,943.24       11,297.46
06/30/95     11,059.64      11,580.77      11,580.77       11,814.42
09/30/95     11,649.30      12,198.22      12,198.22       12,258.02
12/31/95     12,491.43      13,080.03      13,080.03       12,784.57
03/31/96     12,728.88      13,328.67      13,328.67       12,892.71
06/30/96     13,236.35      13,860.05      13,860.05       13,245.18
09/30/96     14,077.09      14,740.40      14,740.40       13,810.02
12/31/96     14,850.99      15,550.78      15,550.78       14,338.69
03/31/97     14,962.54      15,647.17      15,651.79       14,533.41
06/30/97     15,470.03      16,147.51      16,152.28       15,017.79
09/30/97     15,956.54      16,622.37      16,627.28       15,545.25
12/31/97     16,202.27      16,845.11      16,850.09       15,962.23
03/31/98     16,779.07      17,312.79      17,417.93       16,463.71

*Past performance is not an indication of future results. The adjusted returns above include the effect of applicable sales charges. Excluding the 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/17/97) and the prior performance of the Fund's institutional class shares. Retail class shares have higher expenses than institutional class shares. Therefore, total return of retail class shares would have been lower had they been in existence since the Fund's inception. Foreign investing involves potentially higher risks including foreign currency fluctuations and political or economic uncertainty. See page 22 for Footnotes, which include additional details.


-------------------------------------
 PORTFOLIO COMPOSITION
-------------------------------------

Maturity Profile
-------------------------------------
1 year or less                    74%
-------------------------------------
1-5 years                         14%
-------------------------------------
5-10 years                        10%
-------------------------------------
10-20 years                        2%
-------------------------------------
Duration                    5.6 years
-------------------------------------



Top 10 Countries
-------------------------------------
1. United States      6. Italy
-------------------------------------
2. Germany            7. Australia
-------------------------------------
3. United Kingdom     8. Greece
-------------------------------------
4. Sweden             9. Finland
-------------------------------------
5. Japan             10. France
-------------------------------------


Quality Breakdown
-------------------------------------
AAA                               71%
-------------------------------------
AA                                14%
-------------------------------------
A                                  7%
-------------------------------------
BBB                                3%
-------------------------------------
BB                                 5%
-------------------------------------

--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Foreign Bond Fund turned in excellent performance for the 12-month period ended March 31, 1998, posting returns of 12.1% for its Class A shares, and 11.3% for its Class B shares and 10.3% for its Class C shares. These returns handily outperformed the Lipper International Income Fund Average. The Fund also performed well over the long term, as it outperformed the Lipper average for the three-year period and since its inception.

  Country selection helped the Fund's returns over the past year. The portfolio benefited from an overweight position in Australia and Canada, two of the world's top-performing bond markets during the past 12 months. The Fund's underweight position in Japan also boosted returns, as that country underperformed its benchmark index.

  Within Europe, the Fund was helped by its emphasis on countries preparing to join the European Monetary Union (EMU). Under the EMU, many of the most important European countries will share the same currency and have a stricter, unified fiscal policy. The Fund's focus led to an overweight position in Finland versus lower-yielding European countries such as France, the Netherlands, and Belgium. A small, tactical exposure in Italy was also taken, as it became more probable that Italy would be a first-round EMU participant. Positions in Sweden also helped performance, as the market overestimated the amount of future central bank tightening, creating opportunities in two- and three-year maturities.

  The Fund was also aided by its overweight position in Greece, which posted strong returns on its announcement that it was targeting EMU entrance for 2001. Greece's subsequent currency devaluation took the pressure off of short-term interest rates, unlocking value in the 10-year bond sector with higher yields.

  Declines in Argentina and Mexico due to the Asian currency crisis had a negative impact on performance during 1997, but these countries enjoyed a strong rebound during the first quarter of 1998.

  Looking ahead, the manager currently forecasts further interest rate declines across many of the world's major markets, and currently anticipates maintaining the Fund at an above-index duration. The Fund will continue to invest in high quality fixed-income securities that the manager believes to be among the safest and most liquid within the foreign bond market.



12                                           See page 25 for financial details.

PIMCO Global Bond Fund II


 March 31, 1998


Objective:

Maximum total return, consistent with preservation of capital (U.S. and Non-
U.S.).

Portfolio:

Primarily investment grade U.S. and foreign bonds.

Duration
Range:

3-6 years

Total Net Assets:

$42 million

PIMCO Advisors Institutional Manager:

Pacific Investment Management
Company


---------------------------------------------------------------------------------------------------------------------
 PERFORMANCE*
---------------------------------------------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 3/31/98

            A Shares           B Shares               C Shares              Lipper Global     J.P. Morgan
            (INCEP. 10/2/95)   (INCEP. 10/2/95)       (INCEP. 10/2/95)      Income Fund       Global Index
                      Adjusted             Adjusted   Adjusted              Average           (Hedged)
--------------------------------------------------------------------------------------------------------------------
1 year      11.2%         6.2%  10.4%          5.4%    9.4%                   7.6%              13.0%
Inception   12.3%        10.3%  11.7%         10.6%   11.7%                    --                 --


Change in Value of $10,000
Invested at the Fund's inception

                             [GRAPH APPEARS HERE]

              PIMCO           PIMCO           PIMCO          JP MORGAN
           GLOBAL II A     GLOBAL II B     GLOBAL II C        GLOBAL
                                                              INDEX
======================================================================

09/30/95    9,550.00       10,000.00       10,000.00         10,000.00
12/31/95   10,028.75       10,503.37       10,503.37         10,302.08
03/31/96   10,046.16       10,516.36       10,516.36         10,278.86
06/30/96   10,255.05       10,724.46       10,725.43         10,471.15
09/30/96   10,799.65       11,261.89       11,262.90         10,814.25
12/31/96   11,284.87       11,757.63       11,748.07         11,188.25
03/31/97   11,301.18       11,741.79       11,742.73         11,254.79
06/30/97   11,721.94       12,156.10       12,157.08         11,638.15
09/30/97   12,143.22       12,569.37       12,570.38         12,043.43
12/31/97   12,220.94       12,625.93       12,626.94         12,404.56
03/31/98   12,569.24       12,663.04       12,962.82         12,714.40

*Past performance is not an indication of future results. The adjusted returns above include the effect of applicable sales charges. Foreign investing involves potentially higher risks including foreign currency fluctuations and political or economic uncertainty. See page 22 for Footnotes, which include additional details.

-------------------------------------
 PORTFOLIO COMPOSITION
-------------------------------------

Maturity Profile
-------------------------------------
1 year or less                  87%
-------------------------------------
1-5 years                        7%
-------------------------------------
5-10 years                       4%
-------------------------------------
10-20 years                      2%
-------------------------------------
Duration                  5.6 years
-------------------------------------


Top 10 Countries

-------------------------------------
1. United Kingdom   6. Greece
-------------------------------------
2. United States    7. Italy
-------------------------------------
3. Sweden           8. Spain
-------------------------------------
4. France           9. Canada
-------------------------------------
5. Germany         10. Finland
-------------------------------------

Quality Breakdown

-------------------------------------
AAA                               77%
-------------------------------------
AA                                11%
-------------------------------------
A                                  8%
-------------------------------------
BBB                                2%
-------------------------------------
BB                                 2%
-------------------------------------



--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Global Bond Fund II posted strong results over the past 12 months, returning 11.2% for its Class A shares, and 10.4% for its Class B shares and 9.4% for its Class C shares. These returns outperformed the Lipper Global Income Bond Fund Average. The Fund also performed well over the long term, outperforming the Lipper average since its inception.

  The Fund's largest country allocation continues to be in the United States, where its mortgage-backed securities performed well. Historically, these securities pay a higher yield than Treasuries, in return for the increased risk associated with mortgage prepayments. However, these issues have outperformed Treasuries with minimal additional risk, as declining volatility reduced the threat of prepayments.

  Another positive for the Fund was its astute foreign country selection. The Fund held overweighted positions in the dollar-bloc nations of Australia and Canada, two of the world's top-performing bond markets during the past 12 months. The Fund's underweight position in Japan also boosted returns, as that country underperformed its benchmark index.

  Within Europe, the Fund benefited from an emphasis on countries preparing to join the European Monetary Union (EMU). Under the EMU, many of the most important European countries will share the same currency and have a stricter, unified fiscal policy. The Fund's focus led to an overweight position in Finland versus lower-yielding European countries such as France, the Netherlands, and Belgium. A small, tactical exposure in Italy was also taken, as it became more probable that Italy would be a first-round EMU participant. Positions in Sweden also helped performance, as the market overestimated the amount of future central bank tightening, creating opportunities in two- and three-year maturities.

  The Fund also benefited from its overweight position in Greece, which posted strong returns on its announcement that it was targeting EMU entrance for 2001. Greece's subsequent currency devaluation took the pressure off of short-term interest rates, unlocking value in the 10-year bond sector with higher yields.

  Declines in Argentina and Mexico due to the Asian currency crisis had a negative impact on performance during 1997, but these countries enjoyed a strong rebound during the first quarter of 1998.

  Going forward, the manager currently believes that global economic conditions are favorable for fixed-income securities, and that interest rates will continue to decline. As a result, the manager currently anticipates that the Fund will maintain an above-index duration in the coming months.



See page 29 for financial details.                                            13

PIMCO Emerging Markets Bond Fund


 March 31, 1998


Objective:

Maximum total return, consistent with preservation of capital and prudent investment management (non-U.S.).

Portfolio:

Primarily emerging market bonds.

Duration Range:

0-8 years

Total Net Assets:
$4 million


PIMCO ADVISORS INSTITUTIONAL MANAGER:

Pacific Investment Management Company


---------------------------------------------------------------------------------------------------------------------
 PERFORMANCE*
---------------------------------------------------------------------------------------------------------------------

Total Return   For period ended 3/31/98

            A Shares                   B Shares                C Shares           Lipper             J.P. Morgan
            (INCEP. 7/31/97)          (INCEP. 7/31/97)         (INCEP. 7/31/97)   Emerg. Mkts.       Emerg. Mkts.
                   Adjusted                     Adjusted       Adjusted           Debt Fund Avg.     Bond Fund Index
---------------------------------------------------------------------------------------------------------------------
Inception   2.8%      -1.8%            2.3%        -2.6%       1.3%               3.0%               3.5%



Change in Value of $10,000
Invested at the Fund's inception

                             [GRAPH APPEARS HERE]

                 PIMCO         PIMCO          PIMCO       JP MORGAN
                EMERGING      EMERGING       EMERGING      EMERGING
               MARKETS A     MARKETS B      MARKETS C      MARKETS
====================================================================

06/30/97        9,550.00     10,000.00      10,000.00     10,000.00
09/30/97        9,692.95     10,153.53      10,134.60     10,264.29
12/31/97        9,266.46      9,668.40       9,669.42      9,641.44
03/31/98        9,821.52      9,728.20      10,129.28     10,354.15


*Past performance is not an indication of future results. The adjusted returns above include the effect of applicable sales charges. The line graph above reflects the performance of the Fund's retail class shares since inception. Foreign investing involves potentially higher risks including foreign currency fluctuations and political or economic uncertainty. See page 22 for Footnotes, which include additional details.



-------------------------------------
PORTFOLIO COMPOSITION
-------------------------------------

Maturity Profile
-------------------------------------
1 year or less                    64%
-------------------------------------
1-5 years                          0%
-------------------------------------
5-10 years                        15%
-------------------------------------
10-20 years                       16%
-------------------------------------
20-30 years                        5%
-------------------------------------
Duration                    4.3 years
-------------------------------------


Top 10 Countries

-------------------------------------
1.  Brazil        6. Croatia
-------------------------------------
2.  Argentina     7. Philippines
-------------------------------------
3.  United States 8. Bulgaria
-------------------------------------
4.  Mexico        9. Venezuela
-------------------------------------
5.  Russia       10. Peru
-------------------------------------


Quality Breakdown

-------------------------------------
AAA                               6%
-------------------------------------
BBB                              19%
-------------------------------------
BB                               71%
-------------------------------------
B                                 4%
-------------------------------------

--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Emerging Markets Bond Fund was launched on July 31, 1997. The Fund seeks total return through investment in bonds issued in emerging market countries that can offer higher yields and capital appreciation potential. From its inception through March 31, 1998, the Fund returned 2.8% for its Class A shares, and 2.3% for its Class B shares and 1.3% for its Class C shares.

  Interest rate strategies were positive for the Fund's performance, as an above-index duration added to absolute and relative returns in an environment where yields fell around much of the globe. In addition, relative value strategies, such as managing the short-term portion of the portfolio, boosted returns. Country selection focused on higher yielding markets, such as Bulgaria and Brazil, as well as areas that the Fund's manager believed were improperly valued in the market, such as Croatia, Poland and the Philippines. In general, country selection added value, with underweighted positions in Venezuela and Russia--the two worst performing markets--ultimately adding to relative returns. Our allocations in short-term local currency instruments helped the Fund's performance due to small investments in the Argentine peso and the Polish zloty.

  Despite the first quarter's rebound in emerging country debt, yield increases over 1997 levels have improved long-term value in fixed-income markets. This is particularly true given that we believe that longer-term forces are still in place to enhance countries' ability to repay debt. With this in mind, the duration of the Fund will remain slightly above that of the index to capitalize on this bullish outlook.



14                                          See page 32 for financial details.

PIMCO High Yield Fund



 March 31, 1998



Objective:

Maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio:

Primarily high
yield bonds.

Duration
Range:

2-6 years

Total Net Assets:

$2,211 million

PIMCO ADVISORS INSTITUTIONAL MANAGER:

Pacific Investment Management Company




---------------------------------------------------------------------------------------------------------------------
 PERFORMANCE*
---------------------------------------------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 3/31/98

           A Shares             B Shares               C Shares               Lipper High      Lehman BB
           (INCEP. 12/15/92)    (INCEP. 12/15/92)      (INCEP. 12/15/92)      Current Yield    Int. Corp.
                       Adjusted             Adjusted   Adjusted               Fund Avg.        Index
---------------------------------------------------------------------------------------------------------------------
1 year     14.8%       9.6%     13.9%           8.9%   12.9%                  16.9%            12.7%
3 years    14.1%       12.4%    13.8%          13.0%   13.8%                  14.3%            11.9%
5 years    12.4%       11.3%    12.1%          11.9%   12.2%                  10.8%            10.3%
Inception  13.0%       12.0%    12.8%          12.7%   12.8%                     --               --


Change in Value of $10,000
Invested at the Fund's inception

                             [GRAPH APPEARS HERE]

                                                                    LEHMAN BB
                   PIMCO            PIMCO            PIMCO          INT. CORP.
               HIGH YIELD A     HIGH YIELD B     HIGH YIELD C         INDEX
================================================================================

12/31/92          9,550.00        10,000.00        10,000.00        10,000.00
03/31/93         10,148.47        10,626.67        10,626.67        10,478.18
06/30/93         10,612.45        11,112.51        11,112.51        10,870.05
09/30/93         10,861.58        11,373.38        11,373.38        11,188.29
12/31/93         11,336.10        11,870.26        11,870.26        11,465.45
03/31/94         11,229.36        11,758.49        11,758.49        11,287.79
06/30/94         11,228.10        11,757.17        11,757.17        11,264.99
09/30/94         11,508.64        12,050.93        12,050.93        11,544.03
12/31/94         11,607.82        12,154.79        12,154.79        11,563.15
03/31/95         12,219.16        12,794.93        12,794.93        12,220.30
06/30/95         12,953.43        13,563.80        13,563.80        12,944.08
09/30/95         13,413.06        14,045.09        14,045.09        13,279.52
12/31/95         14,008.33        14,668.40        14,668.40        13,767.20
03/31/96         14,137.82        14,804.00        14,804.00        13,867.38
06/30/96         14,306.28        14,980.40        14,980.40        14,031.16
09/30/96         15,010.24        15,717.53        15,717.53        14,526.95
12/31/96         15,644.85        16,382.04        16,382.04        15,059.46
03/31/97         15,826.53        16,540.95        16,544.22        15,203.37
06/30/97         16,588.02        17,304.41        17,307.84        15,857.04
09/30/97         17,281.32        17,992.10        17,995.66        16,428.39
12/31/97         17,645.95        18,337.55        18,341.18        16,752.35
03/31/98         18,170.04        18,747.33        18,852.90        17,140.37


*Past performance is not an indication of future results. The adjusted returns above include the effect of applicable sales charges. Excluding the 1-year returns, these returns represent the blended performance of the Fund's retail class shares and the prior performance of the Fund's institutional class shares (for the period from 1/17/97). Retail class shares have higher expenses than institutional class shares. Therefore, total return of retail class shares would have been lower had they been in existence since the Fund's inception. The investments made by the High Yield Fund may involve high risk and may have speculative characteristics. See page 22 for Footnotes, which include additional details.


-------------------------------------
 PORTFOLIO COMPOSITION
-------------------------------------

Maturity Profile

-------------------------------------
1 year or less                   16%
-------------------------------------
1-5 years                        29%
-------------------------------------
5-10 years                       43%
-------------------------------------
10-20 years                      12%
-------------------------------------
Duration                   4.4 years
-------------------------------------

Sector Breakdown

-------------------------------------
Corporate Bonds and Notes      81.9%
-------------------------------------
Asset-Backed Securities         5.4%
-------------------------------------
Short-Term Instruments          5.3%
-------------------------------------
Preferred Stock                 4.5%
-------------------------------------
Mortgage-Backed Securities      2.1%
-------------------------------------
Other                           0.8%
-------------------------------------


Quality Breakdown

-------------------------------------
BBB                               7%
-------------------------------------
BB                               47%
-------------------------------------
B                                46%
-------------------------------------

--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The High Yield Fund gave a solid performance over the 12 months ended March 31, 1998, posting returns of 14.8% for the Class A shares, and 13.9% for the Class B shares and 12.9% for the C shares. Although these shorter-term results did not outpace the Lipper High Current Yield Fund Average, the Fund did outperform this benchmark over the three-year period and since its inception.

  In general, the Fund's manager invests in upper-tier high-yield bonds, which helps limit the portfolio's exposure to defaults. During the last 12 months, however, returns have been relatively stronger for the most speculative, lower-tier high-yield bonds (bonds with the lowest credit quality rating). That's because the strong economy made it more likely that firms issuing lower-quality debt would be able to meet their obligations. Should the economy begin to slow, as we expect it to later this year, market conditions should become more favorable for upper-tier high-yield bonds and the Fund.

  In recent months, holdings in the healthcare and media sectors generally benefited the Fund's performance, as did underweightings in the gaming and supermarket sectors. Numerous corporate refinancing strategies also helped performance, as companies took advantage of relatively low interest rates and a favorable financing environment to restructure their balance sheets. The Fund's small position in U.S.-dollar denominated Argentine and Mexican Brady bonds also contributed to performance, after these securities recovered from Asian-induced losses. Another area that benefited the Fund's returns was its defensive position in floating-rate, senior-secured syndicated bank loans, which added yield and principal stability.

  Looking ahead, the manager currently anticipates maintaining its higher-quality, high-yield portfolio, in order to capitalize on the expected strong relative returns of these securities should the economy slow significantly.



                               See page 34 for financial details.             15

PIMCO Total Return Fund


March 31, 1998



Objective:

Maximum total return, consistent with preservation of capital and prudent investment management.


Portfolio:

Primarily an intermediate-term portfolio of investment grade bonds.


Duration Range:

3-6 years


Total Net Assets:

$18,092 million


PIMCO ADVISORS INSTITUTIONAL MANAGER:

Pacific Investment Management Company


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 3/31/98

              A Shares            B Shares            C Shares            Lipper Inter.       Lehman
              (INCEP. 5/11/87)    (INCEP. 5/11/87)    (INCEP. 5/11/87)    Inv. Grade Debt     Agg. Bond
                     Adjusted             Adjusted    Adjusted            Fund Avg.           Index
-------------------------------------------------------------------------------------------------------
1 year       12.1%    7.1%        11.3%     6.3%       10.3%                10.8%               12.0%
5 years       7.7%    6.7%         7.5%     7.2%        7.5%                 6.2%                6.9%
10 years      9.9%    9.4%         9.8%     9.8%        9.8%                 8.3%                8.9%
Inception     9.8%    9.3%         9.7%     9.7%        9.7%                --                  --

                       Change in Value of $10,000
                       Invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]


                    PIMCO                PIMCO                PIMCO               LEHMAN
                    TOTAL                TOTAL                TOTAL              AGG. BOND
                   RETURN A             RETURN B            RETURN C               INDEX
========         ============         ============         ============          =========

03/31/87           9,550.00             10,000.00            10,000.00           10,000.00
06/30/87           9,672.16             10,127.91            10,127.91           10,137.63
09/30/87           9,384.88              9,827.09             9,827.09            9,861.08
12/31/87           9,843.62             10,307.45            10,307.45           10,434.30
03/31/88          10,270.99             10,754.97            10,754.97           10,826.73
06/30/88          10,411.60             10,902.19            10,902.19           10,953.97
09/30/88          10,647.07             11,148.76            11,148.76           11,172.42
12/31/88          10,766.92             11,274.26            11,274.26           11,257.14
03/31/89          10,882.78             11,395.58            11,395.58           11,385.35
06/30/89          11,781.35             12,336.49            12,336.49           12,292.26
09/30/89          11,883.13             12,443.07            12,443.07           12,430.86
12/31/89          12,300.56             12,880.17            12,880.17           12,892.76
03/31/90          12,118.53             12,689.56            12,689.56           12,790.18
06/30/90          12,548.14             13,139.41            13,139.41           13,257.60
09/30/90          12,564.85             13,156.92            13,156.92           13,371.20
12/31/90          13,290.46             13,916.71            13,916.71           14,047.97
03/31/91          13,784.10             14,433.62            14,433.62           14,441.70
06/30/91          14,137.38             14,803.54            14,803.54           14,676.06
09/30/91          15,078.86             15,789.39            15,789.39           15,509.61
12/31/91          15,889.57             16,638.29            16,638.29           16,296.09
03/31/92          15,837.98             16,584.27            16,584.27           16,087.70
06/30/92          16,457.46             17,232.94            17,232.94           16,736.89
09/30/92          17,274.00             18,087.96            18,087.96           17,455.86
12/31/92          17,436.92             18,258.56            18,258.56           17,502.27
03/31/93          18,259.99             19,120.41            19,120.41           18,225.79
06/30/93          18,864.39             19,753.29            19,753.29           18,709.10
09/30/93          19,491.34             20,409.78            20,409.78           19,197.29
12/31/93          19,618.57             20,543.00            20,543.00           19,208.65
03/31/94          19,091.21             19,990.80            19,990.80           18,658.14
06/30/94          18,744.77             19,628.03            19,628.03           18,465.66
09/30/94          18,942.91             19,835.51            19,835.51           18,578.29
12/31/94          18,917.44             19,808.83            19,808.83           18,648.40
03/31/95          19,897.34             20,834.91            20,834.91           19,589.07
06/30/95          20,875.75             21,859.43            21,859.43           20,782.59
09/30/95          21,476.72             22,488.71            22,488.71           21,190.60
12/31/95          22,658.59             23,726.28            23,726.28           22,093.61
03/31/96          22,114.73             23,156.78            23,156.78           21,701.83
06/30/96          22,316.20             23,367.75            23,367.75           21,825.18
09/30/96          22,868.80             23,946.39            23,946.39           22,229.97
12/31/96          23,721.14             24,838.89            24,838.89           22,895.68
03/31/97          23,551.31             24,661.06            24,628.87           22,767.79
06/30/97          24,481.40             25,634.97            26,553.51           23,603.93
09/30/97          25,327.07             26,520.49            26,383.95           24,388.15
12/31/97          26,021.03             27,247.15            27,054.11           25,106.14
03/31/98          26,408.75             27,653.14            27,408.51           25,494.68

*Past performance is not an indication of future results.The adjusted returns above include the effect of applicable sales charges. Excluding the 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/17/97) and the prior performance of the Fund's institutional class shares. Retail class shares have higher expenses than institutional class shares. Therefore, total return of retail class shares would have been lower had they been in existence since the Fund's inception. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. See page 22 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Maturity Profile

--------------------------------------------------------------------------------
1 year or less                                                              66%
--------------------------------------------------------------------------------
1-5 years                                                                   24%
--------------------------------------------------------------------------------
5-10 years                                                                   8%
--------------------------------------------------------------------------------
10-20 years                                                                  1%
--------------------------------------------------------------------------------
20-30 years                                                                  1%
--------------------------------------------------------------------------------
Duration                                                              5.0 years
--------------------------------------------------------------------------------


Sector Breakdown

--------------------------------------------------------------------------------
Mortgage-Backed Securities                                                42.5%
--------------------------------------------------------------------------------
Corporate Bonds and Notes                                                 23.4%
--------------------------------------------------------------------------------
Short-Term Instruments                                                    15.0%
--------------------------------------------------------------------------------
U.S. Government Agencies                                                   6.2%
--------------------------------------------------------------------------------
Asset-Backed Securities                                                    4.9%
--------------------------------------------------------------------------------
Other                                                                      8.0%
--------------------------------------------------------------------------------


Quality Breakdown

--------------------------------------------------------------------------------
AAA                                                                         80%
--------------------------------------------------------------------------------
AA                                                                           2%
--------------------------------------------------------------------------------
A                                                                            9%
--------------------------------------------------------------------------------
BBB                                                                          5%
--------------------------------------------------------------------------------
BB                                                                           4%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Total Return Fund continues to build an impressive track record. For the 12 months ended March 31, 1998, the Fund's Class A shares returned 12.1%, while Class B returned 11.3% and Class C returned 10.3%. These returns exceeded an average of funds with the same objective (as measured by the Lipper Intermediate Investment Grade Debt Average). In fact, the Fund outperformed its Lipper Average during the 1-, 3-, 5-, 10-year and since inception periods ended March 31, 1998.

     The Fund's manager was cautiously bullish throughout the period, as cyclical concerns partially offset positive long-term disinflationary factors. This strategy proved prudent, as the Fund benefited from a combination of falling interest rates and its favorable sector strategies.

     For example, the Fund's above-index duration boosted returns, as yields fell during the second half of 1997, causing bond prices to rise. In particular, the portfolio's concentration in intermediate-term bonds throughout most of the period helped performance, as yields on these instruments declined from 7.1% to 5.9%.

     Our underweight position in the high-yield sector paid off during the fourth quarter of 1997, when the Asian crisis broke and investors sold corporate bonds to seek the protection of higher quality securities. As a result, investors shifted to mortgage-backed securities due to their high yields and relatively low volatility. The Fund's overweight position in this sector enhanced returns.

     The Fund's exposure to emerging markets also helped returns. Select holdings in South American and Pacific Rim countries performed well. However, the Fund's holdings in foreign developed countries detracted slightly from performance, as they did not offer better value relative to domestic issues.

     Looking ahead, the manager currently anticipates maintaining its bullish long-term views and near-term caution. As such, the Fund's duration range is now
0.6 years above the index. In addition, the Fund currently plans to retain its focus on intermediate-term maturities, looking for the greatest value in lower coupon and adjustable-rate mortgages and longer-term Treasuries.


16                                            See page 38 for financial details.

PIMCO Real Return Bond Fund


March 31, 1998


Objective:

Maximum real return, consistent with preservation of real capital and prudent investment management.


Portfolio:

Primarily inflation-indexed bonds.


Total Net Assets:

$8 million


PIMCO ADVISORS INSTITUTIONAL MANAGER:

Pacific Investment Management Company



--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For period ended 3/31/98

            A Shares               B Shares                C Shares             Lipper Short-Term   Lehman
            (INCEP. 1/29/97)       (INCEP. 1/29/97)        (INCEP. 1/29/97)     U.S. Govt.          Inflation Linked
                        Adjusted               Adjusted    Adjusted             Fund Avg.           Tsy. Index
--------------------------------------------------------------------------------------------------------------------
1 year        4.1%        1.0%     3.5%         -1.5%      2.7%                  6.5%               3.9%
Inception     3.6%        1.0%     2.9%         -0.5%      3.1%                  --                 --

                       Change in Value of $10,000
                       Invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                                                                    LEHMAN
                  PIMCO             PIMCO            PIMCO        INF. LINKED
              REAL RETURN A     REAL RETURN B    REAL RETURN C    TREAS. INDEX
================================================================================
12/31/96         9,700.00         10,000.00        10,000.00       10,000.00
03/31/97         9,656.97          9,932.64         9,933.60        9,895.55
06/30/97         9,731.33         10,003.11        10,002.09        9,977.65
09/30/97         9,881.62         10,138.41        10,148.53       10,122.85
12/31/97         9,997.23         10,237.77        10,254.07       10,241.20
03/31/98        10,055.22          9,781.79        10,365.00       10,276.98

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Maturity Profile
--------------------------------------------------------------------------------
1 year or less                                                              36%
--------------------------------------------------------------------------------
1-5 years                                                                   60%
--------------------------------------------------------------------------------
5-10 years                                                                   4%
--------------------------------------------------------------------------------
Duration                                                              2.1 years
--------------------------------------------------------------------------------

Sector Breakdown

--------------------------------------------------------------------------------
U.S. Treasury Obligations                                                 67.5%
--------------------------------------------------------------------------------
Asset-Backed Securities                                                   10.8%
--------------------------------------------------------------------------------
Corporate Bonds and Notes                                                  9.4%
--------------------------------------------------------------------------------
U.S. Government Agencies                                                   5.8%
--------------------------------------------------------------------------------
Short-Term Instruments                                                     2.4%
--------------------------------------------------------------------------------
Preferred Stock                                                            2.4%
--------------------------------------------------------------------------------
Other                                                                      1.7%
--------------------------------------------------------------------------------

Quality Breakdown

--------------------------------------------------------------------------------
AAA                                                                         90%
--------------------------------------------------------------------------------
AA                                                                           3%
--------------------------------------------------------------------------------
A                                                                            7%
--------------------------------------------------------------------------------

*Past performance is not an indication of future results. The adjusted returns above include the effect of applicable sales charges. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. See page 22 for Footnotes, which include additional details.


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

Inflation-indexed Treasury securities are an investment offered by the U.S. government that provide protection against the effects of inflation. Specifically, these bonds adjust their total annual yield for changes in the inflation rate (as measured by the CPI--Consumer Price Index). And if an investor holds the bonds to maturity, the government guarantees the return of the initial principal.

     Over the past 12 months, the Fund returned 4.1% for its Class A shares, 3.5% for Class B shares, and 2.7% for Class C shares. The Fund has outperformed its benchmark, the Lehman Brothers Inflation-Linked Bond Index, since its inception.

     In an attempt to enhance potential returns and temper risk, the Fund has the flexibility to invest in inflation-indexed bonds from other countries. This proved beneficial during the past 12 months, as positions in Canadian and Australian inflation-indexed bonds helped returns. The real yields of those countries declined, outperforming the U.S. market. The Fund also benefited from holdings of short-term corporate securities, both conventional and inflation-protected, due to attractive corporate profits and stable yield spreads.

     The Fund's moderately above-index duration slightly detracted from its performance, as yields on U.S. inflation-protected securities rose during the period. As the U.S. Treasury introduces inflation-indexed bonds with longer maturities, such as the new 30-year securities, the manager anticipates investing in those instruments.

     Looking ahead, the Fund's manager currently emphasizes the need for investors to protect themselves against inflation--despite the fact that inflation is at historic lows. The manager believes that investors should consider inflation-indexed bond mutual funds now for several reasons:

 .    by investing in inflation protection before prices start to climb, investors will retain their purchasing power;
 .    investing when inflation is low will permit investors to take maximum advantage of the adjustments to principal that will come if prices increase; and
 .    investing early allows an investor to take advantage of the inefficiencies that often appear in new investment markets.

                               See page 51 for financial details.             17

PIMCO Low Duration Fund



March 31, 1998



Objective:

Maximum total return, consistent with preservation of capital and prudent investment management.


Portfolio:

Primarily shorter-term, investment grade bonds.


Duration Range:

1-3 years


Total Net Assets:

$3,002 million


PIMCO ADVISORS INSTITUTIONAL MANAGER:

Pacific Investment Management Company


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------


Average Annual Total Return   For periods ended 3/31/98
               A Shares                B Shares                C Shares              Lipper Shrt. Inv.      Merrill Lynch
               (INCEP. 5/11/87)        (INCEP. 5/11/87)        (INCEP. 5/11/87)      Grade Fund             1-3 yr. Tsy.
                          Adjusted                Adjusted     Adjusted              Average                Index
--------------------------------------------------------------------------------------------------------------------------
1 year         8.5%       5.2%         7.7%       2.7%         7.0%                  7.0%                   7.5%
5 years        6.5%       5.9%         6.3%       6.0%         6.4%                  5.3%                   5.5%
10 years       8.2%       7.9%         8.1%       8.1%         8.1%                  6.9%                   7.2%
Inception      8.2%       7.9%         8.2%       8.2%         8.2%                  --                     --


                       Change in Value of $10,000
                       Invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]


                  PIMCO           PIMCO            PIMCO        MERRILL LYNCH
              LOW DURATION A  LOW DURATION B   LOW DURATION C    1-3 YR. TSY.
                                                                    INDEX
              ==============  ==============   ==============   =============
  03/31/87          9,700.00       10,000.00        10,000.00       10,000.00
  06/30/87          9,790.46       10,093.26        10,093.26       10,108.97
  09/30/87          9,801.00       10,104.12        10,104.12       10,127.39
  12/31/87         10,131.44       10,444.78        10,444.78       10,479.85
  03/31/88         10,439.11       10,761.97        10,761.97       10,756.11
  06/30/88         10,604.42       10,932.40        10,932.40       10,867.58
  09/30/88         10,802.48       11,136.57        11,136.57       11,025.50
  12/31/88         10,964.96       11,304.09        11,304.09       11,131.74
  03/31/89         11,116.76       11,460.57        11,460.57       11,270.32
  06/30/89         11,730.48       12,093.28        12,093.28       11,830.60
  09/30/89         11,907.65       12,275.93        12,275.93       12,002.55
  12/31/89         12,236.65       12,615.11        12,615.11       12,347.72
  03/31/90         12,379.46       12,762.33        12,762.33       12,457.39
  06/30/90         12,716.26       13,109.55        13,109.55       12,806.08
  09/30/90         12,952.15       13,352.74        13,352.74       13,111.38
  12/31/90         13,344.64       13,757.36        13,757.36       13,548.20
  03/31/91         13,691.11       14,114.54        14,114.54       13,846.21
  06/30/91         14,056.12       14,490.85        14,490.85       14,118.85
  09/30/91         14,603.88       15,055.55        15,055.55       14,593.44
  12/31/91         15,140.98       15,609.26        15,609.26       15,130.55
  03/31/92         15,238.52       15,709.81        15,709.81       15,154.22
  06/30/92         15,647.17       16,131.10        16,131.10       15,589.88
  09/30/92         16,120.71       16,619.29        16,619.29       16,054.65
  12/31/92         16,304.99       16,809.27        16,809.27       16,083.99
  03/31/93         16,748.97       17,266.98        17,266.98       16,439.05
  06/30/93         17,017.32       17,543.63        17,543.63       16,616.23
  09/30/93         17,310.55       17,845.92        17,845.92       16,854.60
  12/31/93         17,570.28       18,113.69        18,113.69       16,954.19
  03/31/94         17,513.54       18,055.20        18,055.20       16,869.58
  06/30/94         17,474.06       18,014.49        18,014.49       16,883.56
  09/30/94         17,685.98       18,232.96        18,232.96       17,049.90
  12/31/94         17,680.77       18,227.60        18,227.60       17,050.50
  03/31/95         18,144.56       18,705.73        18,705.73       17,623.17
  06/30/95         18,803.24       19,384.78        19,384.78       18,188.14
  09/30/95         19,187.27       19,780.69        19,780.69       18,461.39
  12/31/95         19,790.11       20,402.18        20,402.18       18,926.03
  03/31/96         19,800.26       20,412.63        20,412.63       18,989.25
  06/30/96         20,030.10       20,649.59        20,649.59       19,180.90
  09/30/96         20,484.47       21,118.01        21,118.01       19,497.78
  12/31/96         21,004.71       21,654.34        21,654.34       19,868.35
  03/31/97         21,161.78       21,816.27        21,794.49       19,999.64
  06/30/97         21,744.66       22,417.17        22,368.17       20,440.43
  09/30/97         22,253.72       22,941.98        22,862.30       20,841.07
  12/31/97         22,632.03       23,331.99        23,234.96       21,190.69
  03/31/98         22,957.93       23,667.97        23,539.34       21,502.01

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Maturity Profile

--------------------------------------------------------------------------------
1 year or less                                                             51%
--------------------------------------------------------------------------------
1-5 years                                                                  45%
--------------------------------------------------------------------------------
5-10 years                                                                  4%
--------------------------------------------------------------------------------
Duration                                                             2.6 years
--------------------------------------------------------------------------------


Sector Breakdown

--------------------------------------------------------------------------------
Mortgage-Backed Securities                                               79.8%
--------------------------------------------------------------------------------
Corporate Bonds and Notes                                                10.3%
--------------------------------------------------------------------------------
Short-Term Instruments                                                    4.8%
--------------------------------------------------------------------------------
Sovereign Issues                                                          2.3%
--------------------------------------------------------------------------------
U.S. Government Agencies                                                  1.7%
--------------------------------------------------------------------------------
Other                                                                     1.1%
--------------------------------------------------------------------------------


Quality Breakdown

--------------------------------------------------------------------------------
AAA                                                                        86%
--------------------------------------------------------------------------------
AA                                                                          1%
--------------------------------------------------------------------------------
A                                                                           1%
--------------------------------------------------------------------------------
BBB                                                                         8%
--------------------------------------------------------------------------------
BB                                                                          4%
--------------------------------------------------------------------------------

*Past performance is not an indication of future results. The adjusted returns above include the effect of applicable sales charges. Excluding the 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/17/97) and the prior performance of the Fund's institutional class shares. Retail class shares have higher expenses than institutional class shares. Therefore, total return of retail class shares would have been lower had they been in existence since the Fund's inception. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. See page 22 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Low Duration Fund posted strong results for the 12-month period ended March 31, 1998, with Class A shares returning 8.5%, Class B returning 7.7%, and Class C returning 7.0%. These results outperformed an average of funds with the same objective (as measured by the Lipper Short Investment Grade Fund Average). The Fund also performed well over the long term, outpacing the Lipper average over the 1-, 3-, 5-, 10-year and since inception periods.

     The Fund's above-index duration helped performance during the last year, as interest rates declined, resulting in price appreciation for the areas in which the Fund primarily invests. Sector selection and diversification were also key factors driving the Fund's performance. A significant allocation to adjustable- and fixed-rate mortgage-backed securities made the biggest contribution, due to the generally higher yields these securities paid.

     The Fund's relatively small allocation to non-U.S. markets also aided returns. Specifically, dollar-denominated holdings of Latin American bonds performed well. Additionally, currency-hedged holdings of dollar-bloc countries helped boost returns, as investors responded positively to declining government deficits, improving inflation, and stronger economic fundamentals.

     Our small allocation to investment grade corporate bonds was a slight drag on performance, as these securities underperformed Treasury notes. This was offset by our small allocation to lower-grade corporate issues, which enhanced performance during the period through premium yields and price gains.

     Going forward, the manager currently anticipates maintaining the Fund's above-index duration due to a positive view of long-term interest rates, and will continue the focus on quality to provide competitive yields while seeking minimal price volatility.

18                                            See page 52 for financial details.

PIMCO Short-Term Fund



March 31, 1998



Objective:

Maximum current income, consistent with preservation of capital and daily liquidity.


Portfolio:

Primarily short-term investment grade bonds.


Duration Range:

0-1 year


Total Net Assets:

$210 million


PIMCO ADVISORS INSTITUTIONAL MANAGER:

Pacific Investment Management Company


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------


Average Annual Total Return   For periods ended 3/31/98
                A Shares              B Shares              C Shares          Lipper Ultra-   Lipper Money
                (INCEP. 10/7/87)      (INCEP. 10/7/87)      (INCEP 10/7/87)   Short Fund      Market
                           Adjusted              Adjusted   Adjusted          Average         Index
----------------------------------------------------------------------------------------------------------
1 year          6.6%       4.5%       6.0%       1.0%       5.3%              5.9%            5.2%
5 years         6.0%       5.6%       5.9%       5.6%       6.0%              5.1%            4.5%
10 years        6.5%       6.3%       6.5%       6.5%       6.5%              5.6%            5.5%
Inception       6.6%       6.4%       6.5%       6.5%       6.5%              --              --


                       Change in Value of $10,000
                       Invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]


                PIMCO            PIMCO           PIMCO            LIPPER
              SHORT-TERM A    SHORT-TERM B     SHORT-TERM C     MONEY MKT.
                                                                  INDEX
              ============    ============     ============     ==========

  09/30/87        9,800.00       10,000.00        10,000.00      10,000.00
  12/31/87        9,917.83       10,120.24        10,120.24      10,114.33
  03/31/88       10,083.34       10,289.12        10,289.12      10,277.02
  06/30/88       10,255.29       10,464.58        10,464.58      10,439.22
  09/30/88       10,443.68       10,656.82        10,656.82      10,632.48
  12/31/88       10,669.81       10,887.56        10,887.56      10,842.24
  03/31/89       10,919.22       11,142.06        11,142.06      11,078.12
  06/30/89       11,188.20       11,416.53        11,416.53      11,334.87
  09/30/89       11,423.52       11,656.66        11,656.66      11,578.02
  12/31/89       11,677.09       11,915.40        11,915.40      11,814.65
  03/31/90       11,887.09       12,129.68        12,129.68      12,044.14
  06/30/90       12,131.06       12,378.64        12,378.64      12,280.53
  09/30/90       12,366.88       12,619.26        12,619.26      12,516.58
  12/31/90       12,665.80       12,924.28        12,924.28      12,755.91
  03/31/91       12,889.89       13,152.95        13,152.95      12,966.25
  06/30/91       13,096.92       13,364.21        13,364.21      13,152.55
  09/30/91       13,336.76       13,608.94        13,608.96      13,333.56
  12/31/91       13,508.77       13,784.46        13,784.46      13,500.93
  03/31/92       13,619.32       13,897.27        13,897.27      13,636.38
  06/30/92       13,780.95       14,062.20        14,062.20      13,759.48
  09/30/92       13,916.99       14,201.01        14,201.01      13,868.46
  12/31/92       13,998.49       14,284.18        14,284.18      13,968.56
  03/31/93       14,155.81       14,444.70        14,444.70      14,063.76
  06/30/93       14,326.60       14,618.98        14,619.98      14,155.37
  09/30/93       14,461.98       14,757.10        14,757.10      14,250.42
  12/31/93       14,645.64       14,944.54        14,944.54      14,346.12
  03/31/94       14,674.07       14,973.54        14,973.54      14,443.89
  06/30/94       14,786.50       15,088.26        15,088.26      14,562.66
  09/30/94       14,942.10       15,247.04        15,247.04      14,707.30
  12/31/94       15,069.61       15,377.15        15,377.15      14,881.53
  03/31/95       15,328.65       15,641.48        15,641.48      15,081.83
  06/30/95       15,712.12       16.032.78        16,032.78      15,292.44
  09/30/95       16,040.40       16,367.75        16,367.75      15,499.81
  12/31/95       16,456.71       16,792.56        16,792.56      16,681.87
  03/31/96       16,630.55       16,969.95        16,969.95      15,875.54
  06/30/96       16,901.02       17,245.94        17,245.94      16,063.61
  09/30/96       17,233.46       17,585.16        17,585.16      16,263.63
  12/31/96       17,609.21       17,968.58        17,968.58      16,456.30
  03/31/97       17,798.15       18,161.38        18,154.14      16,631.35
  06/30/97       18,143.86       18,514.14        18,492.06      16,816.64
  09/30/97       18,457.61       18,834.29        18,800.61      17,017.55
  12/31/97       18,680.94       19,062.19        19,014.94      17,227.73
  03/31/98       18,977.97       19,365.28        19,303.96      17,559.00

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Maturity Profile

--------------------------------------------------------------------------------
1 year or less                                                            66%
--------------------------------------------------------------------------------
1-5 years                                                                 30%
--------------------------------------------------------------------------------
5-10 years                                                                 3%
--------------------------------------------------------------------------------
10-20 years                                                                1%
--------------------------------------------------------------------------------
Duration                                                            0.7 years
--------------------------------------------------------------------------------


Sector Breakdown

--------------------------------------------------------------------------------
Corporate Bonds and Notes                                               40.2%
--------------------------------------------------------------------------------
Mortgage-Backed Securities                                              26.0%
--------------------------------------------------------------------------------
Short-Term Instruments                                                  21.3%
--------------------------------------------------------------------------------
Asset-Backed Securities                                                  7.1%
--------------------------------------------------------------------------------
Sovereign Issues                                                         3.2%
--------------------------------------------------------------------------------
Other                                                                    2.2%
--------------------------------------------------------------------------------


Quality Breakdown

--------------------------------------------------------------------------------
AAA                                                                       43%
--------------------------------------------------------------------------------
AA                                                                         4%
--------------------------------------------------------------------------------
A                                                                         25%
--------------------------------------------------------------------------------
BBB                                                                       20%
--------------------------------------------------------------------------------
BB                                                                         8%
--------------------------------------------------------------------------------

*Past performance is not an indication of future results. The adjusted returns above include the effect of applicable sales charges. Excluding the 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/17/97) and the prior performance of the Fund's institutional class shares. Retail class shares have higher expenses than institutional class shares. Therefore, total return of retail class shares would have been lower had they been in existence since the Fund's inception. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. See page 22 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the 12-month period ended March 31, 1998, the Short-Term Fund posted returns of 6.6% for its Class A shares, 6.0% for Class B shares, and 5.3% for Class C shares. These results outpaced an average of funds with the same objective (as measured by the Lipper Ultra-Short Obligations Fund Average). The Fund has also performed well over the long term, outperforming the average for the 3-, 5-, 10-year and since inception periods ended March 31, 1998.

     As of March 31, 1998 the Fund's standardized yield was 5.5% for Class A shares, 4.9% for Class B, and 5.3% for Class C+. This yield outpaced the 7-day money market yield of 3.4% and outperformed the average six-month CD yield of 4.7%, according to Banxquote Money Market. When comparing these yields, however, shareholders should keep in mind that money market funds attempt to maintain a fixed-share price and that CDs are guaranteed as to repayment of principal and interest. The Fund's shares, on the other hand, are not guaranteed and its share price can fluctuate, either up or down, depending on market conditions.

     The Fund's holdings in mortgage-backed securities helped returns over the past year, as they offered a higher yield than government securities with similar durations. Investments in short-term, high-yield securities also aided the Fund, as these bonds outperformed their investment grade counterparts.

     The Fund also benefited from small holdings of dollar-denominated Latin American bonds, specifically from Argentina and Mexico. These securities rebounded strongly after suffering adverse effects from the Asian currency crisis.

     Additionally, the Fund's above-index duration enhanced performance. In recent months, the yield on one- and two-year Treasuries declined, resulting in higher prices for these bonds. By holding an above-index duration, the Fund was able to produce relatively stronger returns than its index.

     Looking ahead, the Fund's manager currently anticipates maintaining the above-index duration in anticipation of slowing economic growth later this year and a continued decline in interest rates. Given this outlook, the manager remains optimistic about the Fund going forward.

                                     See page 57 for financial details.       19

PIMCO Money Market Fund



March 31, 1998




Objective:

Maximum current income, consistent with preservation of capital and daily liquidity.


Total Net Assets:

$156 million


PIMCO ADVISORS INSTITUTIONAL MANAGER:

Pacific Investment Management Company


--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 3/31/98


              A Shares            B Shares             C Shares             Lipper Money-    Lipper Money
              (INCEP. 10/7/87)    (INCEP. 10/7/87)     (INCEP 10/7/87)      Market           Market
                                             Adjusted  Adjusted             Average          Index
---------------------------------------------------------------------------------------------------------
1 year        5.1%                4.2%       -0.8%     4.1%                 5.0%             5.2%
3 years       5.4%                5.0%        4.1%     5.4%                 5.0%             5.2%
5 years       4.7%                4.5%        4.2%     4.7%                 4.4%             4.5%
Inception     4.6%                4.4%        4.4%     4.6%                 --               --


7-Day Yields
                    A Shares          B Shares         C Shares

--------------------------------------------------------------------------------
As of 3/31/98       5.0%              4.2%             5.0%
As of 9/30/97       5.1%              4.2%             5.2%
As of 3/31/97       4.9%              4.2%             5.0%


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Maturity Profile

--------------------------------------------------------------------------------
1 year or less                                                          100%
--------------------------------------------------------------------------------
Duration:                                                          0.1 years
--------------------------------------------------------------------------------


Sector Breakdown

--------------------------------------------------------------------------------
Short-Term Instruments                                                100.0%
--------------------------------------------------------------------------------


Quality Breakdown

--------------------------------------------------------------------------------
A1/P1                                                                 100%
--------------------------------------------------------------------------------

*Past performance is not an indication of future results. The adjusted returns above include the effect of applicable sales charges. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Yield quotations more closely reflect the current earnings of the Fund than the total return quotations.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Money Market Fund posted strong results for the 12-month period ended March 31, 1998, as Class A shares returned 5.1%, Class B returned 4.2%, and Class C returned 4.1%. These results outpaced the Fund's benchmark, the Lipper Money Market Fund Index. The Fund has also performed well over the long term, beating its index over the 3-, 5-year and since inception periods.

     The key factor in the Fund's excellent returns was its significant holdings in high-quality domestic and Yankee commercial paper. The Fund's performance was also helped by select holdings of short-maturity, investment grade corporate bonds, as these securities offer higher yields than government bonds with similar durations. These yield-enhancing strategies boosted the Fund's 30-day SEC yield during the period, despite the fact that yields on three-month Treasury bills declined during the same time period.

     Looking ahead, the Fund's manager is currently forecasting lower short-term interest rates over the coming months, and plans to gradually extend the Fund's average maturity to take advantage of this trend. The manager will continue to maintain the Fund's emphasis on safety, liquidity, and quality.

20                                            See page 59 for financial details.

PIMCO StocksPLUS Fund


March 31, 1998


Objective:

Total return which exceeds that of the S&P 500.

Portfolio:

Primarily S&P 500 Index futures and short-term bonds.

Duration Range:

0-1 year

Total Net Assets:

$678 million

PIMCO ADVISORS INSTITUTIONAL MANAGER:

Pacific Investment Management Company


--------------------------------------------------------------------------------
 PERFORMANCE*
--------------------------------------------------------------------------------


Average Annual Total Return For periods ended 3/31/98

            A Shares            B Shares            C Shares             Lipper Growth       S&P 500
            (INCEP. 5/13/93)    (INCEP. 5/13/93)    (INCEP. 5/13/93)     Income Fund         Index
                 Adjusted            Adjusted       Adjusted             Average
------------------------------------------------------------------------------------------------------
1 year       47.1%  42.7%        46.1%  41.1%        45.4%               40.2%                48.0%
3 years      33.0%  31.7%        32.7%  32.1%        32.8%               27.9%                32.8%
Inception    24.5%  23.7%        24.2%  23.3%        24.3%                --                   --

Change in Value of $10,000

Invested at the Fund's inception

                             [GRAPH APPEARS HERE]

                 PIMCO             PIMCO             PIMCO           S&P 500
             STOCKSPLUS A      STOCKSPLUS B      STOCKSPLUS C         INDEX
==============================================================================
03/31/93        9,700.00         10,000.00         10,000.00        10,000.00
06/30/93        9,752.89         10,054.52         10,054.52        10,029.30
09/30/93       10,006.08         10,315.55         10,315.55        10,288.44
12/31/93       10,294.46         10,612.84         10,612.84        10,526.98
03/31/94        9,849.93         10,154.57         10,154.57        10,127.78
06/30/94        9,944.59         10,252.16         10,252.16        10,170.41
09/30/94       10,618.31         10,946.71         10,946.71        10,667.72
12/31/94       10,594.78         10,922.45         10,922.45        10,666.04
03/31/95       11,686.13         12,047.55         12,047.55        11,704.55
06/30/95       12,887.77         13,286.36         13,286.36        12,821.95
09/30/95       13,956.07         14,387.70         14,387.70        13,840.81
12/31/95       14,887.02         15,347.45         15,347.45        14,674.12
03/31/96       15,667.67         16,152.23         16,152.23        15,461.76
06/30/96       16,383.66         16,890.37         16,890.37        16,155.62
09/30/96       16,886.23         17,408.48         17,408.48        16,654.93
12/31/96       18,321.45         18,888.09         18,888.09        18,043.28
03/31/97       18,709.14         19,245.20         19,264.43        18,527.03
06/30/97       21,976.49         22,586.91         22,596.66        21,761.47
09/30/97       23,643.93         24,250.99         24,288.00        23,391.58
12/31/97       24,251.58         24,820.89         24,887.92        24,063.12
03/31/98       27,518.27         27,919.59         28,200.50        27,419.64

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Maturity Profile
--------------------------------------------------------------------------------
1 year or less                                       70%
--------------------------------------------------------------------------------
1-5 years                                            29%
--------------------------------------------------------------------------------
10-20 years                                          1%
--------------------------------------------------------------------------------
Duration:                                            0.7 years
--------------------------------------------------------------------------------


Sector Breakdown
--------------------------------------------------------------------------------
Short-Term Instruments                               34.3%
--------------------------------------------------------------------------------
Corporate Bonds and Notes                            26.1%
--------------------------------------------------------------------------------
Mortgage-Backed Securities                           20.5%
--------------------------------------------------------------------------------
Asset-Backed Securities                              7.5%
--------------------------------------------------------------------------------
Sovereign Issues                                     4.5%
--------------------------------------------------------------------------------
Other                                                7.1%
--------------------------------------------------------------------------------


Quality Breakdown
--------------------------------------------------------------------------------
AAA                                                  81%
--------------------------------------------------------------------------------
AA                                                   1%
--------------------------------------------------------------------------------
A                                                    8%
--------------------------------------------------------------------------------
BBB                                                  6%
--------------------------------------------------------------------------------
BB                                                   4%
--------------------------------------------------------------------------------

*Past performance is not an indication of future results. The adjusted returns above include the effect of applicable sales charges. Excluding the 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/17/97) and the prior performance of the Fund's institutional class shares. Retail class shares have higher expenses than institutional class shares. Therefore, total return of retail class shares would have been lower had they been in existence since the Fund's inception. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. See page 22 for Footnotes, which include additional details.


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

StocksPLUS is an innovative stock fund that seeks total return in excess of the Standard & Poor's 500 Index (S&P 500) through investment in S&P 500 futures contracts. These futures are purchased with a small percentage of the Fund's assets, yet they allow the Fund to fully participate in the entire market. The manager is then able to use the remaining assets to invest in an actively managed portfolio of short-term investment grade bonds in an effort to add incremental return beyond that of the S&P 500.

The Fund produced excellent results for the 12-month period ended March 31, 1998, with Class A shares returning 47.1%, Class B returning 46.1%, and Class C returning 45.4%. These results outperformed an average of funds with the same objective (as measured by the Lipper Growth and Income Fund Average).

Over the last year, the Fund's investments in S&P 500 Index futures and swaps captured most of the stock market's strong gains. In addition, the manager was able to enhance these returns through various value-added techniques with the fixed income portion of its portfolio. For example, an above-index duration on the short-term portfolio used to back the Fund's S&P 500 Index exposure helped performance, as interest rates fell over the year, boosting bond prices higher.

While prices of corporate bonds declined over the 12-month period due to lower earnings expectations, an earlier yield advantage allowed these bonds to modestly outperform Treasury securities of similar duration. A small allocation to high yield securities also performed well, as those bonds outpaced the investment grade sector.

The Fund's currency-hedged inflation-protected securities produced mixed results, with Canadian and United Kingdom holdings adding to performance. A modest allocation to dollar-denominated bonds from Argentina also boosted returns. However, the Fund's New Zealand bonds slightly detracted from returns.

Looking ahead, the Fund's manager currently expects to see slowing economic growth later this year. To maximize return in this type of environment, the manager currently anticipates maintaining the Fund's above-index duration.


See page 60 for financial details.                                            21

March 31, 1998


--------------------------------------------------------------------------------
Footnotes
--------------------------------------------------------------------------------

A few notes and definitions are needed for a complete understanding of the performance figures.

Past performance is no indication of future results. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. Total return measures performance, assuming that all dividends and capital gains distributions were reinvested.

Total return, both with and without a sales charge, has been presented. For shareholders who have not bought or sold shares during the period quoted, the non-adjusted figures are probably more meaningful than the adjusted figures. The adjusted figures for Class A shares include the effect of paying the maximum initial sales charge of either 4.5% (Long-Term U.S. Government, Foreign Bond, Global Bond II, Emerging Markets Bond, High Yield and Total Return Funds), 3.00% (Real Return Bond, Low Duration and StocksPLUS Funds) or 2.00% (Short Term
Fund). Class A shares for the Money Market Fund do not have an initial sales charge. The adjusted figures for Class B shares include the effect of paying the 5% contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year. The adjusted figures for Class C shares include the effect of paying the 1% CDSC, which may apply to shares redeemed during the first year of ownership.

+Yield is calculated in accordance with current Securities and Exchange Commission regulations and is based on the one-month period ended March 31, 1998.

Duration is a measurement of a Fund's price sensitivity expressed in years.

Line graphs have been included so an investor can compare a Fund's historical performance to that of an appropriate broad-based index. Each index reflects a group of unmanaged securities, and it is not possible to directly invest in an unmanaged index. The J.P. Morgan Global Index (Hedged) is an index of currency-hedged U.S. and foreign government bonds. The J.P. Morgan Non-U.S. Index (Hedged) is an index of currency-hedged foreign government bonds. The Lehman BB Intermediate Corporate Index is an index of intermediate-term bonds with a BB rating. The Merrill Lynch 1-3 Year Treasury Index is an index made up of U.S. Treasury issues with maturities from one to three years. The Lehman Inflation Linked Treasury Index is an index of inflation linked Treasury bonds. The Lehman Aggregate Bond Index is an index of a variety of bonds. The Lehman Intermediate and 20+ Year Treasury Index is an index of intermediate- and long-term government securities. The Lipper Money Market Index is an index of money market funds. The Standard & Poor's 500 Index is an index of stocks of large-capitalization companies.

Lipper averages are calculated by Lipper Analytical Services, Inc., a nationally recognized mutual fund performance evaluation firm. They are performance averages of those funds that are tracked by Lipper, with the investment objective noted. Lipper rankings are based on total returns, not adjusted for sales charges.

For additional details on the PIMCO equity funds, contact your financial advisor to receive a prospectus that contains more complete information, including charges and expenses. Or contact PIMCO Funds Distributors LLC at 2187 Atlantic Street, Stamford, CT 06902, 1-800-227-7337, www.pimcofunds.com. Please read the prospectus carefully before you invest or send money.

Schedule of Investments

Long-Term U.S. Government Fund
March 31, 1998
                                                     Principal
                                                        Amount           Value
                                                        (000s)          (000s)
-------------------------------------------------------------------------------
  U.S. GOVERNMENT AGENCIES 8.2%
-------------------------------------------------------------------------------

Student Loan Marketing Assn.
      6.080% due 06/30/00 (b)                       $    1,000       $   1,002
      5.735% due 07/25/04 (b)                              708             708
      5.795% due 10/25/05 (b)                            4,385           4,384
                                                                     ----------
Total U.S. Government Agencies                                           6,094
(Cost $6,074)                                                        ==========

-------------------------------------------------------------------------------
  U.S. TREASURY OBLIGATIONS 71.2%
-------------------------------------------------------------------------------

Treasury Inflation Protected Securities
      3.625% due 07/15/02 (c)                            2,522           2,499
U.S. Treasury Bonds
      9.125% due 05/15/18                                9,100          12,382
      8.875% due 02/15/19                                1,800           2,406
      8.125% due 05/15/21                                2,150           2,708
      6.875% due 08/15/25                                6,750           7,524
      6.000% due 02/15/26                               13,600          13,579
      6.500% due 11/15/26                                3,100           3,307
      6.625% due 02/15/27                                1,250           1,356
      6.125% due 11/15/27                                2,500           2,564
U.S. Treasury Notes
      5.750% due 11/15/00                                3,100           3,106
      6.625% due 03/31/02                                1,500           1,550
                                                                     ----------
Total U.S. Treasury Obligations                                         52,981
(Cost $52,884)                                                       ==========

-------------------------------------------------------------------------------
  MORTGAGE-BACKED SECURITIES 64.5%
-------------------------------------------------------------------------------

Collateralized Mortgage Obligations 34.3%
Bear Stearns
      7.100% due 06/25/24                                  385             385
California Federal Bank
      6.593% due 08/25/30 (b)                            1,329           1,333
Federal Home Loan Mortgage Corp.
      9.500% due 01/15/05                                   98             102
      6.750% due 07/15/05                                1,146           1,152
      6.000% due 03/15/07                                  150             150
      5.500% due 05/15/07                                  100              99
      8.000% due 02/15/15                                  274             287
      7.000% due 03/25/15                                1,200           1,206
      7.000% due 07/15/22                                  931             939
      6.500% due 05/15/23                                  123             116
      7.000% due 05/15/23                                  918             927
      7.000% due 08/15/23                                  186             182
      7.000% due 09/15/23                                   68              68
      6.500% due 11/15/23                                  408             391
      6.500% due 11/25/23                                  146             137
      6.500% due 12/15/23                                  476             460
      6.500% due 02/15/24                                   13              13
      6.500% due 03/15/24                                  305             285
      8.000% due 12/15/24                                1,000           1,028
Federal Housing Administration
      7.430% due 11/01/23                                1,548           1,592
      7.430% due 01/01/24                                  407             421
Federal National Mortgage Assn.
      7.500% due 04/25/99                                1,007           1,014
      5.750% due 06/25/06                                  590             588
      5.600% due 07/25/06                                  400             397
      4.950% due 06/25/10                                  497             496
      7.000% due 03/25/13                                  872             876
      6.250% due 12/25/13                                   68              64
      5.500% due 04/25/14                                  232             231
      5.750% due 12/25/16                                  250             249
      8.750% due 08/25/20                                  204             209
      8.000% due 03/25/22                                   41              42
      7.000% due 04/25/22                                  738             738
      7.000% due 06/25/22                                  356             345
      7.000% due 10/25/22                                  639             655
      7.800% due 10/25/22                                  762             787
      6.900% due 05/25/23                                  119             116
      7.000% due 05/25/23                                  548             544
      7.000% due 06/25/23                                  362             362
      6.500% due 12/25/23                                  171             158
      6.500% due 01/25/24                                  178             166
      7.000% due 05/18/27                                1,344           1,336
First Boston Mortgage Securities Corp.
      7.300% due 07/25/23                                1,246           1,252
General Electric Capital Mortgage
      7.500% due 03/25/19                                   56              57
Independent National Mortgage Corp.
      8.474% due 01/25/25 (b)                              326             335
Prudential Home
      6.500% due 12/25/22                                   22              22
      6.950% due 09/25/23                                   59              58
      6.500% due 01/25/24                                1,158           1,054
Residential Funding
      8.290% due 03/25/25 (b)                              256             262
Resolution Trust Corp.
      6.950% due 06/25/23 (b)                              112             112
Vendee Mortgage
      6.500% due 06/15/24                                1,913           1,753
                                                                     ----------
                                                                        25,551
                                                                     ==========
Federal Home Loan Mortgage Corporation 0.4%
      7.642% due 05/01/22 (b)                              163             168
      7.850% due 06/01/22 (b)                              143             149
                                                                     ----------
                                                                           317
                                                                     ==========
Federal Housing Administration 6.3%
      5.871% due 11/01/19                                  163             168
      7.430% due 12/28/17-12/01/23 (d)                   4,361           4,493
                                                                     ----------
                                                                         4,661
                                                                     ==========
Federal National Mortgage Association 7.3%
      6.199% due 04/23/28 (b)                            1,500           1,510
      6.213% due 11/01/35 (b)                              433             436
      8.006% due 10/01/24 (b)                              316             327
      8.500% due 09/01/27                                3,000           3,143
                                                                     ----------
                                                                         5,416
                                                                     ==========
Government National Mortgage Association 11.3%
      7.000% due 02/20/24-11/20/26 (b)(d)                6,973           7,132
      7.375% due 06/20/23-04/20/26 (b)(d)                1,291           1,325
                                                                     ----------
                                                                         8,457
                                                                     ==========
Other Mortgage-Backed Securities 3.8%
Norwest Asset Securities Corp.
      6.500% due 02/25/12                                1,293           1,296
Resolution Trust Corp.
      6.681% due 05/25/29 (b)                            1,396           1,405
Ryland Acceptance Corp.
      7.644% due 11/28/22 (b)                              107             109
                                                                     ----------
                                                                         2,810
                                                                     ==========
Stripped Mortgage-Backed Securities 1.1%
Federal Home Loan Mortgage Corp. (IO)
      7.000% due 09/15/99                                  138               7
      7.000% due 03/15/03                                1,715             272
      7.000% due 07/15/04                                  218               6
      6.500% due 08/15/06                                  252              19
      6.500% due 10/15/06                                  394              39
      6.500% due 11/15/06                                  515              39
      6.000% due 10/15/07                                  464              38
      7.000% due 02/15/26                                  223              19
Federal National Mortgage Assn. (IO)
      6.500% due 02/25/07                                  264              25
      6.500% due 08/25/20                                  861              79
      6.500% due 09/25/21                                  898             129
      7.000% due 12/25/21                                  500              70
Federal National Mortgage Assn. (PO)
      0.000% due 09/25/23                                   60              59
                                                                     ----------
                                                                           801
                                                                     ----------
Total Mortgage-Backed Securities                                        48,013
(Cost $46,705)                                                       ==========

-------------------------------------------------------------------------------
  ASSET-BACKED SECURITIES 4.1%
-------------------------------------------------------------------------------

Conti Mortgage Home Equity Loan Trust
      6.190% due 10/15/11 (b)                              744             743
      5.794% due 10/15/12 (b)                            1,000           1,000
General Electric Capital Mortgage
      6.555% due 08/25/07                                1,315           1,313
                                                                     ----------
Total Asset-Backed Securities                                            3,056
(Cost $3,053)                                                        ==========

                                                   See accompanying notes     23

Long-Term U.S. Government Fund
March 31, 1998
                                                      Principal
                                                         Amount           Value
                                                         (000s)          (000s)
-------------------------------------------------------------------------------
  SHORT-TERM INSTRUMENTS 8.1%
-------------------------------------------------------------------------------

Repurchase Agreements 8.1%
State Street Bank
      5.000% due 04/01/98                             $    129        $    129
      (Dated 03/31/98. Collateralized by U.S.
      Treasury Note 5.500% 11/15/98 valued at
      $132,600. Repurchase proceeds are $129,018.)

Daiwa Securities America
      5.800% due 04/01/98                                5,900           5,900
      (Dated 03/31/98. Collateralized by U.S.
      Treasury Note 6.500% 08/15/05 valued at
      $5,988,163. Repurchase proceeds are
      $5,900,951.)

                                                                     ----------
Total Short-Term Instruments                                             6,029
(Cost $6,029)                                                        ==========

Total Investments (a) 156.1%                                         $ 116,173
(Cost $114,745)

Other Assets and Liabilities (Net) (56.1%)                             (41,734)
                                                                     ----------
Net Assets 100.0%                                                    $  74,439
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $   1,736

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                               (272)
                                                                     ----------
Unrealized appreciation-net                                          $   1,464
                                                                     ==========

(b) Variable rate security.  The rate listed is as of March 31, 1998.

(c) Principal amount of the security is adjusted for inflation.

(d) Securities are grouped by coupon and represent a range of maturities.

24     See accompanying notes

Schedule of Investments

Foreign Bond Fund
March 31, 1998
                                                     Principal
                                                        Amount           Value
                                                        (000s)           (000s)
-------------------------------------------------------------------------------
  ARGENTINA (e) 2.0%
-------------------------------------------------------------------------------

Republic of Argentina
      2.976% due 04/01/01 (d)                     AP     4,578       $   4,302
      8.726% due 04/10/05 (d)                      $     4,424           4,424
                                                                     ----------
Total Argentina                                                          8,726
(Cost $8,334)                                                        ==========

-------------------------------------------------------------------------------
  AUSTRALIA (c)(e) 6.4%
-------------------------------------------------------------------------------

Australian Wheat Board
      5.460% due 04/23/98                                7,100           7,076
      5.450% due 04/23/98                                3,500           3,488
Commonwealth of Australia
      9.500% due 08/15/03                         A$       500             393
     10.000% due 02/15/06                                2,070           1,745
      8.750% due 08/15/08                                3,800           3,088
      7.500% due 09/15/09                               15,630          11,769
                                                                     ----------
Total Australia                                                         27,559
(Cost $28,390)                                                       ==========

-------------------------------------------------------------------------------
  AUSTRIA 0.2%
-------------------------------------------------------------------------------

Oesterreichische
      5.500% due 04/20/98                          $     1,000             997
                                                                     ----------
Total Austria                                                              997
(Cost $997)                                                          ==========

-------------------------------------------------------------------------------
  BELGIUM (c)(e) 1.2%
-------------------------------------------------------------------------------

Kingdom of Belgium
      9.000% due 03/28/03                         BF       200               6
      5.100% due 11/21/04 (d)                          183,200           5,284
                                                                     ----------
Total Belgium                                                            5,290
(Cost $6,087)                                                        ==========

-------------------------------------------------------------------------------
  CANADA (c)(e) 3.2%
-------------------------------------------------------------------------------

Commonwealth of Canada
      6.000% due 04/02/98                         C$     7,840           5,523
      8.000% due 06/01/23                                6,152           5,638
Rogers Cantel, Inc.
     10.500% due 06/01/06                                2,500           1,962
Sears Canada
     11.700% due 07/10/00                                1,000             793
                                                                     ----------
Total Canada                                                            13,916
(Cost $13,734)                                                       ==========

-------------------------------------------------------------------------------
  COLOMBIA (c)(e) 0.3%
-------------------------------------------------------------------------------

Republic of Columbia
      3.000% due 12/22/00                         JY   150,000           1,141
                                                                     ----------
Total Colombia                                                           1,141
(Cost $1,166)                                                        ==========

-------------------------------------------------------------------------------
  CROATIA 1.0%
-------------------------------------------------------------------------------

Republic of Croatia
      6.500% due 07/31/06 (d)                      $     2,293           2,103
      6.500% due 07/31/10 (d)                            2,250           1,997
                                                                     ----------
Total Croatia                                                            4,100
(Cost $4,311)                                                        ==========

-------------------------------------------------------------------------------
  DENMARK (c)(e) 1.5%
-------------------------------------------------------------------------------

Kingdom of Denmark
      8.000% due 05/15/03                         DK    29,500           4,796
      8.000% due 03/15/06                                8,840           1,494
                                                                     ----------
Total Denmark                                                            6,290
(Cost $6,865)                                                        ==========

-------------------------------------------------------------------------------
  FINLAND (c)(e) 5.8%
-------------------------------------------------------------------------------

Republic of Finland
      7.378% due 08/14/98                         FM    46,000           8,090
      7.250% due 04/18/06                               68,000          14,015
      6.000% due 04/25/08                                3,000             576
      8.250% due 10/15/10                               10,000           2,274
                                                                     ----------
Total Finland                                                           24,955
(Cost $25,043)                                                       ==========

-------------------------------------------------------------------------------
  FRANCE (c)(e) 5.7%
-------------------------------------------------------------------------------

Caisse d'Amortissement
      5.460% due 04/14/98                          $     2,300           2,295
      5.520% due 04/27/98                                9,100           9,064
Republic of France
      7.750% due 10/25/05                         FF    17,000           3,255
      5.250% due 04/25/08                               60,000           9,912
                                                                     ----------
Total France                                                            24,526
(Cost $24,653)                                                       ==========

-------------------------------------------------------------------------------
  GERMANY (c)(e) 14.0%
-------------------------------------------------------------------------------

KFW International Finance, Inc.
      5.530% due 04/16/98                          $    14,600          14,566
Republic of Germany
      5.000% due 11/12/02                         DM     1,300             718
      7.125% due 12/20/02                                  500             300
      6.500% due 07/04/27                               38,345          23,778
Treuhandanstalt
      7.375% due 12/02/02                               34,000          20,561
      6.875% due 06/11/03                                  240             143
                                                                     ----------
Total Germany                                                           60,066
(Cost $59,196)                                                       ==========

-------------------------------------------------------------------------------
  GREECE (c)(e) 6.1%
-------------------------------------------------------------------------------

Hellenic Republic
     11.200% due 05/19/03 (d)                     GD   100,000             311
     11.100% due 06/17/03 (d)                          107,400             339
     11.000% due 10/23/03 (d)                          376,000           1,188
      8.800% due 06/19/07                            7,501,700          24,470
                                                                     ----------
Total Greece                                                            26,308
(Cost $28,198)                                                       ==========

-------------------------------------------------------------------------------
  ITALY (c)(e) 6.6%
-------------------------------------------------------------------------------

Republic of Italy
      6.000% due 01/01/00                         IL36,440,000          20,499
      7.250% due 11/01/26                           11,515,000           7,759
                                                                     ----------
Total Italy                                                             28,258
(Cost $28,720)                                                       ==========

-------------------------------------------------------------------------------
  JAPAN (c)(e) 7.8%
-------------------------------------------------------------------------------

Bank of Tokyo
      6.000% due 05/11/98                          $       900             900
      6.040% due 05/11/98                                1,000           1,000
      6.430% due 06/19/98                                8,000           8,000
Government of Japan
      6.400% due 03/20/00                         JY 1,174,600           9,812
      4.500% due 06/20/03                              265,000           2,311
      2.600% due 09/20/07                            1,055,000           8,458
Sanwa Bank Limited
      6.160% due 05/11/98                          $     2,940           2,940
                                                                     ----------
Total Japan                                                             33,421
(Cost $34,655)                                                       ==========

                                                   See accompanying notes     25

Foreign Bond Fund
March 31, 1998
                                                     Principal
                                                        Amount          Value
                                                        (000s)          (000s)
-------------------------------------------------------------------------------
  MEXICO (c)(e) 3.9%
-------------------------------------------------------------------------------

Banco Nacional de Comercio Exterior
      8.000% due 05/06/98                         DM    13,000       $   7,046
Bancomer
      8.000% due 07/07/98                          $     2,000           2,000
Petroleos Mexicanos
      7.750% due 09/30/98                         FF    22,000           3,600
United Mexican States
      7.000% due 06/02/03                         C$     6,250           4,188
                                                                     ----------
Total Mexico                                                            16,834
(Cost $17,625)                                                       ==========

-------------------------------------------------------------------------------
  NETHERLANDS (c)(e) 1.5%
-------------------------------------------------------------------------------

Kingdom of Netherlands
      6.250% due 07/15/98                         DG     7,500       $   3,627
      5.750% due 01/15/04                                4,880           2,473
      8.250% due 02/15/07                                  400             237
                                                                     ----------
Total Netherlands                                                        6,337
(Cost $7,173)                                                        ==========

-------------------------------------------------------------------------------
  NEW ZEALAND (c)(e) 2.5%
-------------------------------------------------------------------------------

Commonwealth of New Zealand
      8.000% due 04/15/04                         N$     9,350           5,337
      4.500% due 02/15/16 (g)                           10,000           5,269
                                                                     ----------
Total New Zealand                                                       10,606
(Cost $12,727)                                                       ==========

-------------------------------------------------------------------------------
  SPAIN (c)(e) 1.8%
-------------------------------------------------------------------------------

Kingdom of Spain
     10.000% due 02/28/05                         SP   947,100           7,809
                                                                     ----------
Total Spain                                                              7,809
(Cost $8,242)                                                        ==========

-------------------------------------------------------------------------------
  SUPRANATIONAL (c)(e) 0.4%
-------------------------------------------------------------------------------

European Bank for Reconstruction & Development
      9.000% due 04/22/98                         PP    49,000           1,271
World Bank
     10.250% due 04/11/02                               31,000             614
                                                                     ----------
Total Supranational                                                      1,885
(Cost $3,039)                                                        ==========

-------------------------------------------------------------------------------
  SWEDEN (c)(e) 8.8%
-------------------------------------------------------------------------------

Kingdom of Sweden
      5.490% due 06/11/98                          $     3,500           3,462
     10.250% due 05/05/00                         SK   186,100          25,648
     13.000% due 06/15/01                               11,200           1,723
      8.000% due 08/15/07                               12,100           1,809
      9.000% due 04/20/09                               32,000           5,193
                                                                     ----------
Total Sweden                                                            37,835
(Cost $39,532)                                                       ==========

-------------------------------------------------------------------------------
  UNITED KINGDOM (c)(e) 12.5%
-------------------------------------------------------------------------------

United Kingdom Gilt
      8.000% due 12/07/00                         BP     1,000           1,734
      6.750% due 11/26/04                                  190             330
      8.500% due 12/07/05                               16,051          30,879
      7.250% due 12/07/07                               11,404          20,919
                                                                     ----------
Total United Kingdom                                                    53,862
(Cost $50,110)                                                       ==========

-------------------------------------------------------------------------------
  UNITED STATES 18.1%
-------------------------------------------------------------------------------

Corporate Bonds and Notes 2.5%
J.P. Morgan & Co.
      6.189% due 02/15/12 (g)                      $     5,000           4,645
Salomon, Smith Barney Holdings
      3.650% due 02/14/02 (g)                            5,094           4,917
Tokai Capital Corp.
      9.980% due 12/31/49 (d)                            1,000           1,017
                                                                     ----------
                                                                        10,579
                                                                     ==========

Mortgage-Backed Securities 6.0%
Collateralized Mortgage Obligation Trust
      9.000% due 05/01/14                                   26              26
Federal Home Loan Mortgage Corp.
      9.050% due 06/15/19                                  138             147
Government National Mortgage Assn.
      7.000% due 11/20/21-09/20/25 (d)(f)               14,386          14,740
      7.375% due 05/20/22-05/20/23 (d)(f)                1,103           1,135
Independent National Mortgage Corp.
      8.304% due 11/25/24 (d)                              228             236
Morgan Stanley Mortgage
      8.150% due 07/20/21                                    4               4
PaineWebber Mortgage
      7.000% due 10/25/23                                  768             769
Resolution Trust Corp.
     10.261% due 05/25/24 (d)                              116             117
      7.750% due 04/25/28                                1,970           1,968
Sears Mortgage
      6.855% due 06/25/22 (d)                              181             183
Structured Asset Securities Corp.
      5.890% due 01/25/00 (d)                            6,260           6,260
                                                                     ----------
                                                                        25,585
                                                                     ==========
U.S. Government Agencies 3.3%
Federal Home Loan Bank
      4.121% due 02/15/02 (d)                           14,000          13,581
Student Loan Marketing Assn.
      5.693% due 04/25/04 (d)                              793             793
                                                                     ----------
                                                                        14,374
                                                                     ==========
U.S. Treasury Obligations 6.3%
Treasury Inflation Protected Securities
      3.625% due 07/15/02 (g)                           26,233          25,987
U.S. Treasury Bonds
      6.000% due 02/15/26                                1,150           1,148
                                                                     ----------
                                                                        27,135
                                                                     ----------
Total United States                                                     77,673
(Cost $77,944)                                                       ==========

-------------------------------------------------------------------------------
  SHORT-TERM INSTRUMENTS 45.3%
-------------------------------------------------------------------------------

Commercial Paper 44.6%
Abbott Laboratories
      5.520% due 04/03/98                                6,000           5,999
      5.500% due 04/14/98                                7,300           7,286
American Express Credit
      5.530% due 04/22/98                               12,200          12,161
Ameritech Corp.
      5.500% due 04/13/98                                8,000           7,985
E.I. Du Pont de Nemours
      5.510% due 04/07/98                                8,600           8,592
      5.450% due 04/08/98                                2,800           2,797
      5.510% due 04/28/98                                6,400           6,374
Emerson Electric Co.
      5.440% due 04/03/98                                6,100           6,098
      5.510% due 04/27/98                                2,000           1,992
Federal National Mortgage Assn.
      5.490% due 04/30/98                                9,000           8,960
Florida Power Corp.
      5.520% due 04/22/98                                4,000           3,987
Ford Motor Credit Corp.
      5.490% due 04/03/98                                2,700           2,699
      5.420% due 04/10/98                                2,500           2,497
      5.460% due 04/10/98                               10,000           9,986
      5.550% due 04/17/98                                1,400           1,397
General Electric Capital Corp.
      5.520% due 04/09/98                                8,000           7,990
      5.500% due 05/20/98                                9,800           9,727
General Motors Acceptance Corp.
      5.470% due 04/08/98                                6,800           6,793
IBM Credit Corp.
      5.530% due 04/09/98                                4,400           4,395
Motorola, Inc.
      5.500% due 04/09/98                               12,000          11,985
National Rural Utilities Cooperative
      5.500% due 04/07/98                                5,000           4,995
      5.430% due 04/09/98                                1,600           1,598
      5.510% due 06/15/98                               10,000           9,884

26     See accompanying notes

                                                     Principal
                                                        Amount           Value
                                                        (000s)          (000s)
-------------------------------------------------------------------------------

New Center Asset Trust
      5.540% due 04/09/98                          $    12,000       $  11,985
      5.570% due 05/13/98                                4,500           4,471
Procter & Gamble Co.
      5.450% due 04/09/98                                1,500           1,498
      5.510% due 05/14/98                                3,000           2,980
Shell Oil Co.
      5.490% due 04/30/98                               19,000          18,916
Tampa Electric
      5.470% due 04/03/98                                1,300           1,300
Wisconsin Electric Power & Light
      5.500% due 04/10/98                                4,600           4,594
                                                                     ----------
                                                                       191,921
                                                                     ==========
Repurchase Agreement 0.4%
State Street Bank
      5.000% due 04/01/98                                1,537           1,537
                                                                     ----------
     (Dated 03/31/98. Collateralized by U.S. Treasury
     Note 6.250% 03/31/99 valued at $1,569,993.
     Repurchase proceeds are $1,537,213.)

U.S. Treasury Bills (b)(f) 0.3%
     4.998% due 04/16/98-07/23/98                        1,335           1,326
                                                                     ----------
Total Short-Term Instruments                                           194,784
(Cost $194,785)                                                      ==========

Total Investments (a) 156.6%                                         $ 673,178
(Cost $681,526)

Other Assets and Liabilities (Net) (56.6%)                            (243,372)
                                                                     ----------

Net Assets 100.0%                                                    $ 429,806
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $   4,928

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                            (13,556)
                                                                     ----------

Unrealized depreciation-net                                          $  (8,628)
                                                                     ==========
(b) Securities with an aggregate market value of $1,326
have been segregated with the custodian to cover margin
requirements for the following open future contracts at
March 31, 1998:
                                                                      Unrealized
                                                                   Appreciation/
Type                                                 Contracts    (Depreciation)
--------------------------------------------------------------------------------

Commonwealth of Australia 3 Year Note (06/98)              218       $      141
Government of Japan 10 Year Note (06/98)                    25               96
Kingdom of Spain 10 Year Note (06/98)                       45               22
Republic of France 10 Year Note (06/98)                     64               33
U.S. Treasury 10 Year Note (06/98)                         342              (12)
                                                                     ----------
                                                                     $      280
                                                                     ==========



(c) Foreign forward currency contracts outstanding at March 31, 1998:

                           Principal
                              Amount                              Unrealized
                             Covered            Expiration     Appreciation/
Type                     by Contract                 Month    (Depreciation)
-------------------------------------------------------------------------------
Sell            A$             2,448                 04/98      $       (12)
Buy             BF             1,490                 05/98               (1)
Sell                         207,169                 05/98               84
Buy             BP             6,265                 04/98              334
Buy                              479                 06/98               (2)
Sell                          12,663                 04/98             (544)
Sell                              35                 06/98                0
Buy             C$            39,183                 06/98               85
Sell                          22,583                 04/98              (35)
Sell                           5,439                 06/98                7
Buy             DG             1,140                 05/98              (11)
Sell                           1,935                 05/98               15
Sell                           4,898                 06/98               19
Sell            DK            11,788                 04/98               34
Buy             DM            48,287                 04/98             (445)
Buy                            2,303                 05/98              (28)
Sell                           1,694                 04/98                2
Sell                           2,349                 05/98               27
Buy             EC             2,346                 04/98                2
Sell                           2,346                 04/98               35
Sell            FF            45,422                 05/98              148
Buy             FM            16,428                 04/98              (30)
Sell                          67,596                 04/98              274
Sell                          44,402                 05/98               99
Sell            GD           552,751                 04/98              190
Sell                         327,723                 05/98                0
Buy             IL         1,030,308                 04/98               (8)
Sell                       1,680,336                 04/98                1
Sell            JY           495,228                 05/98              167
Sell                         758,191                 06/98              132
Sell            N$            12,458                 04/98              180
Sell                           7,181                 05/98              264
Buy             NK            26,272                 04/98              (50)
Buy                           19,681                 05/98              (30)
Buy                           61,022                 06/98              (73)
Sell            SF            81,294                 06/98            1,467
Sell            SK             3,671                 04/98                5
Buy             SP         1,094,147                 04/98             (113)
Sell                       1,130,520                 04/98               87
                                                                -----------
                                                                $     2,276
                                                                ===========

(d) Variable rate security.  The rate listed is as of March 31, 1998.

(e) Principal amount denoted in indicated currency:

          A$-  Australian Dollar
          AP-  Argentine Peso
          BF-  Belgian Franc
          BP-  British Pound
          C$-  Canadian Dollar
          DG-  Dutch Guilder
          DK-  Danish Krone
          DM-  German Mark
          EC-  European Currency Unit
          FF-  French Franc
          FM-  Finnish Markka
          GD-  Greek Drachma
          IL-  Italian Lira
          JY-  Japanese Yen
          N$-  New Zealand Dollar
          NK-  Norwegian Kron
          PP-  Philippines Peso
          SF-  Swiss Franc
          SK-  Swedish Krona
          SP-  Spanish Peseta

                                                   See accompanying notes     27

Foreign Bond Fund
March 31, 1998

-------------------------------------------------------------------------------

(f) Securities are grouped by coupon and represent a range of maturities.

(g) Principal amount of the security is adjusted for inflation.

(h) Swap agreements outstanding at March 31, 1998:

                                              Fixed     Notional    Unrealized
Type                                       Rate (%)       Amount  Appreciation
-------------------------------------------------------------------------------
Receive the 10-year Swap Spread
and pay a fixed rate. The 10-year Swap
Spread is the difference between the 10-year
Swap Rate and the 10-year Treasury Rate.

Broker: Merrill Lynch
Exp. 04/18/02                                .3700     $   7,000     $      38

Broker: Merrill Lynch
Exp. 04/23/02                                .3700         3,000            16

Broker: Merrill Lynch
Exp. 05/30/02                                .3700         6,000            33

Broker: Merrill Lynch
Exp. 06/05/02                                .3575         3,000            18

Broker: Deutsche Bank AG New York
Exp. 06/06/02                                .3650         7,000            40
                                                                     ----------
                                                                     $     145
                                                                     ==========

                                                        Notional      Unrealized
Type                                                      Amount    Depreciation
--------------------------------------------------------------------------------
Receive floating rate based on 6 month
Drachma/ATHIMID and pay fixed rate.

Broker: Merrill Lynch
Exp. 03/13/00                                  GD      5,258,759     $    (794)




28     See accompanying notes

Schedule of Investments

Global Bond Fund II
March 31, 1998
                                                Principal
                                                   Amount            Value
                                                   (000s)           (000s)
---------------------------------------------------------------------------
  ARGENTINA (e) 1.7%
---------------------------------------------------------------------------

Republic of Argentina
      2.976%  due 04/01/01 (d)              AP       314        $      295
      8.726%  due 04/10/05 (d)               $       410               410
                                                                -----------
Total Argentina                                                        705
(Cost $694)                                                     ===========

---------------------------------------------------------------------------
  AUSTRALIA (c)(e) 1.1%
---------------------------------------------------------------------------

Commonwealth of Australia
      9.500%  due 08/15/03                  A$       100                79
     10.000%  due 02/15/06                            50                42
     10.000%  due 10/15/07                           220               191
      8.750%  due 08/15/08                           200               163
                                                                -----------
Total Australia                                                        475
(Cost $485)                                                     ===========

---------------------------------------------------------------------------
  BELGIUM (c)(e) 0.4%
---------------------------------------------------------------------------

Kingdom of Belgium
      5.100%  due 11/21/04 (d)              BF     5,800               167
                                                                -----------
Total Belgium                                                          167
(Cost $192)                                                     ===========

---------------------------------------------------------------------------
  CANADA (c)(e) 2.0%
---------------------------------------------------------------------------

Commonwealth of Canada
      6.000%  due 04/02/98                  C$       560               395
      8.000%  due 06/01/23                            75                69
      4.250%  due 12/01/26 (g)                       175               128
Rogers Cantel, Inc.
     10.500%  due 06/01/06                           320               251
                                                                -----------
Total Canada                                                           843
(Cost $832)                                                     ===========

---------------------------------------------------------------------------
  CROATIA 0.8%
---------------------------------------------------------------------------

Republic of Croatia
      6.500%  due 07/31/06 (d)               $       185               170
      6.500%  due 07/31/10 (d)                       180               160
                                                                -----------
Total Croatia                                                          330
(Cost $344)                                                     ===========

---------------------------------------------------------------------------
  DENMARK (c)(e) 0.6%
---------------------------------------------------------------------------

Kingdom of Denmark
      8.000%  due 05/15/03                  DK     1,600               260
                                                                -----------
Total Denmark                                                          260
(Cost $292)                                                     ===========

---------------------------------------------------------------------------
  FINLAND (c)(e) 1.8%
---------------------------------------------------------------------------

Republic of Finland
      7.378%  due 08/14/98                  FM     3,000               528
      8.250%  due 10/15/10                         1,000               227
                                                                -----------
Total Finland                                                          755
(Cost $768)                                                     ===========

---------------------------------------------------------------------------
  FRANCE (c)(e) 9.7%
---------------------------------------------------------------------------

Caisse d'Amortissement
      5.520%  due 04/27/98                   $     1,500             1,494
Republic of France
      5.250%  due 04/25/08                  FF    15,500             2,561
                                                                -----------
Total France                                                         4,055
(Cost $4,092)                                                   ===========

---------------------------------------------------------------------------
  GERMANY (c)(e) 4.4%
---------------------------------------------------------------------------

KFW International Finance, Inc.
      5.520%  due 04/01/98                   $       700               700
      5.520%  due 04/03/98                           800               800
Republic of Germany
      5.000%  due 11/12/02                  DM       600               331
                                                                -----------
Total Germany                                                        1,831
(Cost $1,836)                                                   ===========

---------------------------------------------------------------------------
  GREECE (c)(e) 3.8%
---------------------------------------------------------------------------

Hellenic Republic
     11.100%  due 06/17/03 (d)              GD     7,400                23
     11.000%  due 10/23/03 (d)                    33,600               106
      8.800%  due 06/19/07                       445,500             1,453
                                                                -----------
Total Greece                                                         1,582
(Cost $1,691)                                                   ===========

---------------------------------------------------------------------------
  ITALY (c)(e) 2.8%
---------------------------------------------------------------------------

Republic of Italy
      6.000%  due 01/01/00                  IL 1,735,000               976
      7.250%  due 11/01/26                       310,000               209
                                                                -----------
Total Italy                                                          1,185
(Cost $1,234)                                                   ===========

---------------------------------------------------------------------------
  JAPAN (c)(e) 0.6%
---------------------------------------------------------------------------

Government of Japan
      4.500%  due 06/20/03                  JY    15,000               131
Sanwa Bank Limited
      6.160%  due 05/11/98                           130               130
                                                                -----------
Total Japan                                                            261
(Cost $264)                                                     ===========

---------------------------------------------------------------------------
  MEXICO (e) 0.8%
---------------------------------------------------------------------------

United Mexican States
      7.000%  due 06/02/03                  C$       500               335
                                                                -----------
Total Mexico                                                           335
(Cost $357)                                                     ===========

---------------------------------------------------------------------------
  NETHERLANDS (c)(e) 0.7%
---------------------------------------------------------------------------

Kingdom of Netherlands
      6.250%  due 07/15/98                  DG       500               242
      8.250%  due 02/15/07                           100                59
                                                                -----------
Total Netherlands                                                      301
(Cost $354)                                                     ===========

---------------------------------------------------------------------------
  NEW ZEALAND (c)(e) 0.9%
---------------------------------------------------------------------------

Commonwealth of New Zealand
     10.000%  due 03/15/02                  N$        30                18
      8.000%  due 04/15/04                           600               342
                                                                -----------
Total New Zealand                                                      360
(Cost $442)                                                     ===========

---------------------------------------------------------------------------
  SPAIN (c)(e) 2.3%
---------------------------------------------------------------------------

Kingdom of Spain
     10.250%  due 11/30/98                  SP    90,000               596
     10.000%  due 02/28/05                        25,300               209
      6.000%  due 01/31/08                        24,800               169
                                                                -----------
Total Spain                                                            974
(Cost $1,111)                                                   ===========

---------------------------------------------------------------------------
  SUPRANATIONAL (e) 0.3%
---------------------------------------------------------------------------

European Bank for Reconstruction & Development
      9.000%  due 04/22/98                   PP     4,000               104
World Bank
     10.250%  due 04/11/02                          2,000                40
                                                                -----------
Total Supranational                                                     144
(Cost $228)                                                     ===========


                                                      See accompanying notes  29

Global Bond Fund II
March 31, 1998
                                                 Principal
                                                    Amount            Value
                                                    (000s)           (000s)
----------------------------------------------------------------------------
  SWEDEN (c)(e) 12.8%
----------------------------------------------------------------------------

Kingdom of Sweden
      5.520%  due 04/02/98                    $     1,400       $     1,400
     10.250%  due 05/05/00                   SK    10,300             1,420
     13.000%  due 06/15/01                            900               138
      8.000%  due 08/15/07                         16,000             2,392
                                                                ------------
Total Sweden                                                          5,350
(Cost $5,416)                                                   ============

----------------------------------------------------------------------------
  UNITED KINGDOM (c)(e) 22.8%
----------------------------------------------------------------------------

Equitable
      8.000%  due 08/29/49 (d)               BP       700             1,244
United Kingdom Gilt
      8.000%  due 12/07/00                          3,600             6,244
      8.500%  due 12/07/05                            768             1,477
      7.250%  due 12/07/07                            325               596
                                                                ------------
Total United Kingdom                                                  9,561
(Cost $9,339)                                                   ============

----------------------------------------------------------------------------
  UNITED STATES (e) 18.1%
----------------------------------------------------------------------------

Corporate Bonds and Notes 3.9%
Dean Witter Discover
      5.867%  due 02/01/99 (d)                $       250               250
Hewlett-Packard Finance
      5.625%  due 11/20/00                   DM       100                55
TCI Communications, Inc.
      6.359%  due 04/01/02 (d)                $       300               302
Tokai Capital Corp.
      9.980%  due 12/31/49 (d)                      1,000             1,017
                                                                ------------
                                                                      1,624
                                                                ============
U.S. Government Agencies 2.1%
Student Loan Marketing Assn.
      6.010%  due 10/25/07 (d)                        900               900
                                                                ------------
U.S. Treasury Obligations 6.0%
Treasury Inflation Protected Securities
      3.625%  due 07/15/02 (g)                      2,321             2,299
U.S. Treasury Bonds
      6.000%  due 02/15/26                            200               200
                                                                ------------
                                                                      2,499
                                                                ============
Mortgage-Backed Securities 5.9%
Government National Mortgage Assn.
      7.000%  due 11/20/21-11/20/26 (d)(f)          2,393             2,452
                                                                ------------
Asset-Backed Securities 0.2%
Daimler-Benz Vehicle Trust
      5.850%  due 07/20/03                             89                89
                                                                ------------
Total United States                                                   7,564
(Cost $7,550)                                                   ============

----------------------------------------------------------------------------
  SHORT-TERM INSTRUMENTS 55.2%
----------------------------------------------------------------------------

Commercial Paper 53.7%
Abbott Laboratories
      5.520%  due 04/03/98                    $     1,500             1,499
BellSouth Telecommunications, Inc.
      5.510%  due 04/14/98                            200               200
      5.510%  due 04/22/98                            600               598
      5.490%  due 05/20/98                            700               695
Campbell Soup Co.
      5.500%  due 05/01/98                          1,500             1,493
E.I. Du Pont de Nemours
      5.500%  due 04/28/98                            800               797
Federal Home Loan Mortgage Corp.
      5.530%  due 04/21/98                          4,000             3,988
Federal National Mortgage Assn.
      5.430%  due 04/29/98                            300               299
Florida Power & Light Co.
      5.490%  due 05/27/98                          1,000               991
Ford Motor Credit Corp.
      5.550%  due 04/02/98                            600               600
      5.540%  due 04/08/98                            800               799
General Electric Capital Corp.
      5.530%  due 04/09/98                            800               799
      5.540%  due 04/15/98                            700               698
IBM Credit Corp.
      5.530%  due 04/09/98                            600               599
      5.530%  due 04/09/98                            200               200
National Rural Utilities Cooperative
      5.500%  due 05/21/98                            400               397
      5.500%  due 06/24/98                          1,500             1,481
New Center Asset Trust
      5.530%  due 04/22/98                          1,500             1,495
Pfizer, Inc.
      5.490%  due 04/28/98                          1,500             1,494
Procter & Gamble Co.
      5.510%  due 04/14/98                          1,000               998
      5.520%  due 05/13/98                            800               795
Wisconsin Electric Power & Light
      5.510%  due 04/07/98                            800               799
      5.530%  due 04/07/98                            800               799
                                                                ------------
                                                                     22,513
                                                                ============
Repurchase Agreement 0.8%
State Street Bank
      5.000%  due 04/01/98                            317               317
                                                                ------------
     (Dated 03/31/98. Collateralized by U.S. Treasury
     Note 6.250% 06/30/98 valued at $325,572.
     Repurchase proceeds are $317,044.)

U.S. Treasury Bills (b)(f) 0.7%
      5.047%  due 04/16/98-07/23/98                   295               292
                                                                ------------
Total Short-Term Instruments                                         23,122
(Cost $23,123)                                                  ============

Total Investments (a) 143.6%                                    $    60,160
(Cost $60,644)

Other Assets and Liabilities (Net) (43.6%)                          (18,258)
                                                                ------------

Net Assets 100.0%                                               $    41,902
                                                                ============


Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                       $       172

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                            (656)
                                                                ------------

Unrealized depreciation-net                                     $      (484)
                                                                ============

(b) Securities with an aggregate market value of $292
have been segregated with the custodian to cover margin
requirements for the following open future contracts at
March 31, 1998:
                                                                  Unrealized
                                                               Appreciation/
Type                                             Contracts    (Depreciation)
----------------------------------------------------------------------------
Commonwealth of Australia 3 Year Note (06/98)           48      $        31
Government of Japan 10 Year Note (06/98)                 1                5
Kingdom of Spain 10 Year Note (06/98)                    5                3
U.S. Treasury 10 Year Note (06/98)                     143               20
U.S. Treasury 30 Year Bond (06/98)                       9               (2)
                                                                ------------
                                                                $        57
                                                                ============

30  See accompanying notes

=============================================================================
(c) Foreign forward currency contracts outstanding at March 31, 1998:

                           Principal
                              Amount                              Unrealized
                             Covered            Expiration     Appreciation/
Type                     by Contract                 Month    (Depreciation)
-----------------------------------------------------------------------------
Buy             A$                30                 04/98       $         0
Sell                             356                 04/98                 1
Buy             BP                 8                 04/98                 0
Buy                               17                 06/98                 0
Sell                           1,513                 04/98               (76)
Sell                              32                 06/98                 0
Buy             C$               725                 06/98                 1
Sell                             497                 04/98                (3)
Sell            DG                39                 05/98                 0
Sell                              94                 06/98                 0
Sell            DK               275                 04/98                 1
Buy             DM             1,887                 04/98               (18)
Buy                            3,225                 05/98               (37)
Sell                           2,060                 04/98                14
Buy             EC               190                 04/98                 0
Sell                             190                 04/98                 3
Buy             FF                70                 05/98                 0
Sell                             131                 05/98                 0
Buy             FM             4,585                 04/98               (24)
Buy                            2,400                 05/98               (12)
Sell                           3,238                 04/98                13
Sell                           5,076                 05/98                17
Sell            GD            39,012                 04/98                13
Sell                          17,102                 05/98                (1)
Buy             IL            58,842                 04/98                 0
Sell                          81,419                 04/98                 0
Sell            JY            47,018                 06/98                 8
Sell            N$               459                 04/98                 7
Sell                             171                 05/98                 6
Buy             NK             3,324                 06/98                (4)
Buy             SF               506                 06/98               (15)
Sell                           4,384                 06/98                47
Sell            SK               422                 04/98                 1
Buy             SP            15,266                 04/98                (1)
Sell                         118,541                 04/98                12
                                                                 ------------
                                                                 $       (47)
                                                                 ============

(d) Variable rate security. The rate listed is as of March 31, 1998.

(e) Principal amount denoted in indicated currency:

    A$ - Australian Dollar
    AP - Argentine Peso
    BF - Belgian Franc
    BP - British Pound
    C$ - Canadian Dollar
    DG - Dutch Guilder
    DK - Danish Krone
    DM - German Mark
    EC - European Currency Unit
    FF - French Franc
    FM - Finnish Markka
    GD - Greek Drachma
    IL - Italian Lira
    JY - Japanese Yen
    N$ - New Zealand Dollar
    NK - Norwegian Kron
    PP - Philippines Peso
    SF - Swiss Franc
    SK - Swedish Krona
    SP - Spanish Peseta

(f) Securities are grouped by coupon and represent a range of maturities.

(g) Principal amount of the security is adjusted for inflation.

(h) Swap agreements outstanding at March 31, 1998:

                                            Fixed      Notional     Unrealized
Type                                     Rate (%)        Amount   Appreciation
-------------------------------------------------------------------------------
Receive the 10-year Swap Spread and pay
a fixed rate. The 10-year Swap Spread is the difference between the 10-year Swap
Rate and the 10-year Treasury Rate.

Broker: Merrill Lynch
Exp. 04/18/02                               .3700     $   1,000     $        5


                                                       Notional     Unrealized
Type                                                     Amount   Depreciation
-------------------------------------------------------------------------------
Receive floating rate based on 6 month
Drachma/ATHIMID and pay fixed rate.

Broker: Merrill Lynch
Exp. 03/12/00                                  GD       285,826     $      (43)



                                                      See accompanying notes  31

Schedule of Investments

Emerging Markets Bond Fund
March 31, 1998

                                                Principal
                                                   Amount             Value
                                                   (000s)            (000s)
----------------------------------------------------------------------------
  ARGENTINA (e) 15.7%
----------------------------------------------------------------------------

Republic of Argentina
     11.750%  due 02/12/07                   AP       400       $       413
     11.375%  due 01/30/17                    $       250               282
                                                                ------------
Total Argentina                                                         695
(Cost $637)                                                     ============

----------------------------------------------------------------------------
  BRAZIL 21.6%
----------------------------------------------------------------------------

Government of Brazil
      8.000%  due 04/15/14                          1,140               959
                                                                ------------
Total Brazil                                                            959
(Cost $981)                                                     ============

----------------------------------------------------------------------------
  BULGARIA 4.4%
----------------------------------------------------------------------------

Government of Bulgaria
      6.563%  due 07/28/11 (d)                        250               195
                                                                ------------
Total Bulgaria                                                          195
(Cost $186)                                                     ============

----------------------------------------------------------------------------
  COLOMBIA 3.8%
----------------------------------------------------------------------------

Republic of Columbia
      7.125%  due 05/11/98                            170               170
                                                                ------------
Total Colombia                                                          170
(Cost $170)                                                     ============

----------------------------------------------------------------------------
  CROATIA 5.0%
----------------------------------------------------------------------------

Republic of Croatia
      6.500%  due 07/31/10 (d)                        250               222
                                                                ------------
Total Croatia                                                           222
(Cost $223)                                                     ============

----------------------------------------------------------------------------
  ECUADOR 3.1%
----------------------------------------------------------------------------

Government of Ecuador
      3.500%  due 02/28/25 (d)                        250               137
                                                                ------------
Total Ecuador                                                           137
(Cost $136)                                                     ============

----------------------------------------------------------------------------
  MEXICO 11.4%
----------------------------------------------------------------------------

United Mexican States
     11.375%  due 09/15/16                            250               293
      6.250%  due 12/31/19                            250               212
                                                                ------------
Total Mexico                                                            505
(Cost $497)                                                     ============

----------------------------------------------------------------------------
  PERU 3.9%
----------------------------------------------------------------------------

Government of Peru
      4.000%  due 03/07/17 (d)                        250               171
                                                                ------------
Total Peru                                                              171
(Cost $166)                                                     ============

----------------------------------------------------------------------------
  PHILIPPINES 5.0%
----------------------------------------------------------------------------

Republic of Philippines
      6.656%  due 01/05/05 (d)                        233               221
                                                                ------------
Total Philippines                                                       221
(Cost $225)                                                     ============

----------------------------------------------------------------------------
  RUSSIA 10.7%
----------------------------------------------------------------------------

Republic of Russia
      6.719%  due 12/15/15 (d)                        400               283
      6.719%  due 12/15/20 (d)                        300               191
                                                                ------------
Total Russia                                                            474
(Cost $447)                                                     ============

----------------------------------------------------------------------------
  UNITED STATES 13.3%
----------------------------------------------------------------------------

Corporate Bonds and Notes 6.0%
Korea Development Bank
      6.625%  due 11/21/03                            300               266
                                                                ------------
Asset-Backed Securities 7.3%
IMC Home Equity Loan Trust
      5.765%  due 05/21/12 (d)                        174               174
NationsBank Auto Owner Trust
      6.375%  due 07/15/00                            150               151
                                                                ------------
                                                                        325
                                                                ------------
Total United States                                                     591
(Cost $590)                                                     ============

----------------------------------------------------------------------------
  VENEZUELA 4.4%
----------------------------------------------------------------------------

Government of Venezuela
      6.750%  due 03/31/07 (d)                        214               195
                                                                ------------
Total Venezuela                                                         195
(Cost $191)                                                     ============

----------------------------------------------------------------------------
  SHORT-TERM INSTRUMENTS 15.9%
----------------------------------------------------------------------------

Commercial Paper 13.5%
E.I. Du Pont de Nemours
      5.450%  due 04/09/98                            100               100
Ford Motor Credit Corp.
      5.460%  due 04/10/98                            100               100
National Rural Utilities Cooperative
      5.500%  due 05/26/98                            200               198
Southwestern Public Service Co.
      5.540%  due 04/24/98                            100               100
Wisconsin Electric Power & Light
      5.500%  due 04/10/98                            100               100
                                                                ------------
                                                                        598
                                                                ============
Repurchase Agreement 2.0%
State Street Bank
      5.000%  due 04/01/98                             88                88
                                                                ------------
     (Dated 03/31/98. Collateralized by U.S. Treasury
     Note 6.375% 04/30/99 valued at $93,096.
     Repurchase proceeds are $88,012.)

U.S. Treasury Bills (b)(f) 0.4%
      4.998%  due 04/16/98-06/25/98                    20                20
                                                                ------------
Total Short-Term Instruments                                            706
(Cost $706)                                                     ============

Total Investments (a) 118.2%                                    $     5,241
(Cost $5,155)

Other Assets and Liabilities (Net) (18.2%)                             (808)
                                                                ------------

Net Assets 100.0%                                               $     4,433
                                                                ============

Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                  $       103

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (49)
                                                                ------------

Unrealized appreciation-net                                     $        54
                                                                ============

32  See accompanying notes

=============================================================================

(b) Securities with an aggregate market value of $20 have been segregated with the custodian to cover margin requirements for the following open future contracts at March 31, 1998:

                                                                  Unrealized
Type                                            Contracts       Appreciation
-----------------------------------------------------------------------------
U.S. Treasury 5 Year Note (06/98)                       2      $           1

(c) Foreign forward currency contracts outstanding at March 31, 1998:

                              Principal
                                 Amount                          Unrealized
                                Covered         Expiration     Appreciation/
Type                        by Contract              Month    (Depreciation)
-----------------------------------------------------------------------------
Buy             DM                  266              08/98      $         (2)
Sell            DM                  266              08/98                 3
                                                                 ------------
                                                                $          1
                                                                =============

(d) Variable rate security. The rate listed is as of March 31, 1998.

(e) Principal amount denoted in indicated currency:

          AP -  Argentine Peso
          DM -  German Mark

(f) Securities are grouped by coupon and represent a range of maturities.

                                                      See accompanying notes  33

Schedule of Investments

High Yield Fund
March 31, 1998
                                                Principal
                                                   Amount             Value
                                                   (000s)            (000s)
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES 80.9%
--------------------------------------------------------------------------------

Banking and Finance 6.7%
Americo Life, Inc.
      9.250% due 06/01/05                    $      2,000     $       2,070
Arvin Capital
      9.500% due 02/01/27                          19,000            21,422
Bay View Capital Corp.
      9.125% due 08/15/07                           8,000             8,360
First Nationwide Holdings
     12.500% due 04/15/03                           5,000             5,738
     10.625% due 10/01/03                           4,350             4,883
Forest City Enterprises
      8.500% due 03/15/08                          14,350            14,458
Fuji Bank
      9.870% due 12/31/49 (b)                      21,200            21,108
Helicon Group
     11.000% due 11/01/03 (b)                       2,000             2,165
Nextel Communications, Inc.
      0.000% due 02/15/08 (c)                      38,750            24,838
Polysindo International Finance
      9.375% due 07/30/07                           8,555             5,240
Reliance Group Holdings
      9.000% due 11/15/00                          13,800            14,443
SB Treasury Co. LLC
      9.400% due 12/29/49 (b)                      20,000            20,791
Trizec Finance Limited
     10.875% due 10/15/05                           2,441             2,703
                                                              --------------
                                                                    148,219
                                                              ==============
Industrials 61.4%
Abbey Healthcare Group
      9.500% due 11/01/02                          12,220            12,832
Advanced Lighting
      8.000% due 03/15/08                           5,200             5,246
AEI Holding Co.
     10.000% due 11/15/07                           9,580            10,131
Albritton Communications
      9.750% due 11/30/07                           5,500             5,830
American Airlines
     10.610% due 03/04/10                             650               860
American Standard
      7.375% due 02/01/08                          17,350            17,220
      9.250% due 12/01/16                           7,388             7,674
Amerigas Partners LP
     10.125% due 04/15/07                           4,200             4,505
Ameriserv Food Co.
      8.875% due 10/15/06                           1,000             1,035
     10.125% due 07/15/07                          16,550            17,936
Ametek, Inc.
      9.750% due 03/15/04                           6,350             6,763
Amphenol Corp.
      9.875% due 05/15/07                           6,500             7,036
Archibald Candy Corp.
     10.250% due 07/01/04                           1,000             1,060
Benedek Broadcasting Corp.
     11.875% due 03/01/05                          21,315            24,086
Benedek Communications
      0.000% due 05/15/06 (c)                       1,500             1,200
Beverly Enterprises, Inc.
      9.000% due 02/15/06                          12,700            13,303
Building Materials Corp.
      0.000% due 07/01/04 (c)                      17,400            16,334
      8.625% due 12/15/06                             500               521
      8.000% due 10/15/07                           3,750             3,816
Canadian Forest Oil Limited
      8.750% due 09/15/07                           5,000             5,125
Century Communications Corp.
      8.750% due 10/01/07                           5,000             5,213
CF Cable TV, Inc.
      9.125% due 07/15/07                           9,000             9,891
Chattem, Inc.
      8.875% due 04/01/08                           4,300             4,370
Clark R&M Holdings
      8.375% due 11/15/07                           5,000             5,063
Coleman
      7.100% due 06/13/06 (d)                       6,750             6,218
      7.250% due 06/13/08 (d)                       2,000             1,825
Columbus McKinnon
      8.500% due 04/01/08                           7,850             7,909
Comcast Cellular
      9.500% due 05/01/07                          20,125            21,232
Cross Timbers Oil Co.
      8.750% due 11/01/09                           5,500             5,665
CSC Holdings, Inc.
      8.125% due 08/15/09                           7,000             7,350
      9.875% due 02/15/13                           2,000             2,215
     10.500% due 05/15/16                          11,000            12,898
      7.875% due 02/15/18                          10,000             9,925
      9.875% due 04/01/23                           9,000            10,013
Cumberland Farms
     10.500% due 10/01/03                           5,577             5,521
Dailey International, Inc.
      9.500% due 02/15/08                           2,250             2,278
Delta Air Lines
     10.790% due 03/26/14                           2,264             2,973
Dialog Corp. PLC
     11.000% due 11/15/07                           3,350             3,702
Dimon, Inc.
      8.875% due 06/01/06                           1,700             1,764
Doane Products Co.
     10.625% due 03/01/06                           2,000             2,210
Echostar Communications
      0.000% due 06/01/04 (c)                      27,090            26,210
Envirosource, Inc.
      9.750% due 06/15/03                          12,068            12,370
Extended Stay America
      9.150% due 03/15/08                          11,500            11,658
Extendicare Health Services
      9.350% due 12/15/07                           5,400             5,630
EZ Communication, Inc.
      9.750% due 12/01/05                           2,500             2,769
Falcon Cable
      0.000% due 04/15/10 (c)                      11,700             7,409
      8.375% due 04/15/10                           7,150             7,131
Falcon Drilling, Inc.
      9.750% due 01/15/01                           6,500             6,939
Ferrellgas Partners LP
     10.000% due 08/01/01                          11,600            12,325
      9.375% due 06/15/06                          11,375            12,058
Fisher Scientific
      7.125% due 12/15/05                           6,500             6,143
      9.000% due 02/01/08                          18,900            19,207
Foamex LP
      9.875% due 06/15/07                           1,700             1,743
Foodmaker, Inc.
      9.750% due 06/01/02                           5,000             5,175
Forcenergy, Inc.
      9.500% due 11/01/06                           4,300             4,483
      8.500% due 02/15/07                           2,300             2,271
Gardern State Newspapers
      8.750% due 10/01/09                          17,250            17,681
Globalstar LP
     11.375% due 02/15/04                           8,350             8,788
     11.250% due 06/15/04                           5,500             5,789
     10.750% due 11/01/04                           3,106             3,203
Goss Graphic Systems, Inc.
     12.000% due 10/15/06                           6,000             6,840
Grand Casinos, Inc.
      9.000% due 10/15/04                           5,000             5,163
Granite Broadcasting Corp.
     10.375% due 05/15/05                           5,250             5,644
Grant Geophysical
      9.750% due 02/15/08                           2,000             1,980
Gruma SA de CV
      7.625% due 10/15/07                           3,750             3,714
GST Equipment Funding
     13.250% due 05/01/07                           5,000             5,938
Gulf Canada Resources
      9.250% due 01/15/04                          12,575            13,201
HMH Properties, Inc.
      9.500% due 05/15/05                          12,750            13,579
      8.875% due 07/15/07                           8,500             8,957

34     See accompanying notes

                                                 Principal
                                                    Amount             Value
                                                    (000s)            (000s)
================================================================================
Hollinger International Publishing
      8.625% due 03/15/05                      $     4,750       $     4,999
      9.250% due 02/01/06                            7,800             8,327
Holmes Products
      9.875% due 11/15/07                            5,000             5,200
Houston Exploration Co.
      8.625% due 01/01/08                            7,000             6,983
Huntsman Packaging Corp.
      9.125% due 10/01/07                            6,250             6,469
Integrated Health Services
     10.250% due 04/30/06                              770               835
      9.500% due 09/15/07                            7,000             7,473
      9.250% due 01/15/08                            6,900             7,301
Intermedia Communications, Inc.
      0.000% due 05/15/06 (c)                       27,835            23,103
      8.500% due 01/15/08                            4,950             5,210
ISP Holdings, Inc.
      9.000% due 10/15/03                           23,370            24,597
ITC Deltacom, Inc.
     11.000% due 06/01/07                            5,000             5,700
J. Ray McDermott
      9.375% due 07/15/06                           10,400            11,232
J.Q. Hammons Hotels
      8.875% due 02/15/04                           11,500            11,744
Jones Intercable, Inc.
      8.875% due 04/01/07                           10,060            10,714
K Mart Corp.
      9.350% due 01/02/20                           15,125            16,250
      9.780% due 01/05/20                            9,575            10,531
K-III Communications Co.
      8.500% due 02/01/06                           18,190            18,690
L-3 Communications Corp.
     10.375% due 05/01/07                            2,250             2,503
Lenfest Communications
      8.375% due 11/01/05                           13,650            14,213
Lin Holdings Corp.
      0.000% due 03/01/08 (c)                       18,750            11,859
Lin Television Corp.
      8.375% due 03/01/08                            8,800             8,888
Magnum Hunter Resources, Inc.
     10.000% due 06/01/07                            7,000             6,860
Marcus Cable
      0.000% due 08/01/04 (c)                       11,400            10,887
Market Hub Partners
      8.250% due 03/01/08                            3,400             3,489
Marsh Supermarkets, Inc.
      8.875% due 08/01/07                            7,250             7,549
Moog, Inc.
     10.000% due 05/01/06                            3,250             3,543
Newpark Resources, Inc.
      8.625% due 12/15/07                            4,350             4,470
Newsquest Capital
     11.000% due 05/01/06                            2,550             2,875
NL Industries
      0.000% due 10/15/05 (c)                       12,000            12,300
Nuevo Energy Co.
      9.500% due 04/15/06                            5,000             5,363
Orion Network Systems, Inc.
      0.000% due 01/15/07 (c)                       11,000             8,635
     11.250% due 01/15/07                           15,875            18,336
Owens & Minor
     10.875% due 06/01/06                            5,850             6,559
Pacific Lumber
     10.500% due 03/01/03                            9,750            10,091
Perkins Family Restaurants
     10.125% due 12/15/07                            3,450             3,640
Perry-Judd
     10.625% due 12/15/07                            4,850             5,165
Phar-Mor, Inc.
     11.720% due 09/11/02                           10,000            10,650
Pharmerica, Inc.
      8.375% due 04/01/08                            6,300             6,332
Physician Sales and Service, Inc.
      8.500% due 10/01/07                            5,415             5,665
Plainwell, Inc.
     11.000% due 03/01/08                              500               516
Polymer Group
      8.750% due 03/01/08                            6,000             6,135
Polymer Group, Inc.
      9.000% due 07/01/07                           14,955            15,516
Pool Energy Services
      8.625% due 04/01/08                            4,000             4,030
Primedia, Inc.
      7.625% due 04/01/08                            8,250             8,126
Printpack, Inc.
      9.875% due 08/15/04                            6,450             6,982
Purina Mills, Inc.
      9.000% due 03/15/10                            3,000             3,113
Revlon Consumer Products Corp.
      9.375% due 04/01/01                            7,500             7,838
      8.125% due 02/01/06                           26,750            26,951
Riviera Holdings Corp.
     10.000% due 08/15/04                            4,350             4,394
RJR Nabisco
      8.000% due 07/15/01                            2,000             2,057
      8.625% due 12/01/02                            5,500             5,783
Rogers Cablesystems, Inc.
     10.000% due 03/15/05                            7,500             8,391
Rogers Cantel Mobile
      9.375% due 06/01/08                           15,500            16,508
Rogers Cantel, Inc.
      8.300% due 10/01/07                           12,385            12,416
Salem Communications
      9.500% due 10/01/07                            4,850             5,080
Satelites Mexicanos
      9.391% due 06/30/04 (b)                       10,000            10,100
SC International Services, Inc.
      9.250% due 09/01/07                            8,200             8,641
Scotsman Group, Inc.
      8.625% due 12/15/07                            4,000             4,110
Sea Containers
      9.500% due 07/01/03 (b)                          750               783
Showboat, Inc.
      9.250% due 05/01/08                            9,750            10,433
Silgan Holdings, Inc.
      9.000% due 06/01/09                           20,760            21,798
Smith's Food & Drug Centers, Inc.
      8.640% due 07/02/12                            9,575            10,437
      9.200% due 07/02/18                            9,000            10,197
Smithfield Foods
      7.625% due 02/15/08                            5,900             5,900
Stater Brothers Holdings
     11.000% due 03/01/01                            8,720             9,548
Station Casinos
      9.625% due 06/01/03                            3,150             3,276
Stevens, JP & Co.
      9.000% due 03/01/17                            9,500             9,928
Stone Container
     11.500% due 10/01/04                            2,000             2,155
Synthetic Industries, Inc.
      9.250% due 02/15/07                            7,150             7,508
Teleport Communications
      0.000% due 07/01/07 (c)                       18,150            15,700
Telewest Communications
      9.625% due 10/01/06                           12,750            13,515
Tenet Healthcare Corp.
      8.625% due 12/01/03                            1,050             1,118
      8.000% due 01/15/05                            2,000             2,065
     10.125% due 03/01/05                           13,800            15,249
      8.625% due 01/15/07                            3,500             3,644
Trans-Resources
     10.750% due 03/15/08                           15,650            16,159
Transamerican Energy
     11.500% due 06/15/02                            1,525             1,517
Unisys Corp.
     12.000% due 04/15/03                           14,900            16,912
     11.750% due 10/15/04                            5,000             5,800
      7.875% due 04/01/08                            6,500             6,516
United Defense Industries, Inc.
      8.750% due 11/15/07                            3,500             3,592

                                                   See accompanying notes     35

High Yield Fund
March 31, 1998


                                                 Principal
                                                    Amount             Value
                                                    (000s)            (000s)
================================================================================
US Air, Inc.
     10.000% due 07/01/03                      $   10,000        $   10,613
      9.625% due 09/01/03                          16,083            17,490
      9.330% due 01/01/06                           5,362             5,730
US Can Corp.
     10.125% due 10/15/06                             600               641
Vencor, Inc.
      8.625% due 07/15/07                           2,900             3,277
Vintage Petroleum
      9.000% due 12/15/05                          10,490            11,015
West Point Stevens
      8.750% due 12/15/01                           2,000             2,090
      9.375% due 12/15/05                          10,000            10,663
Wheeling-Pittsburgh Corp.
      9.250% due 11/15/07                           5,600             5,733
World Color Press, Inc.
      9.125% due 03/15/03                          23,085            23,778
WorldCom, Inc.
      9.375% due 01/15/04                          10,000            10,600
Young Broadcasting, Inc.
      9.000% due 01/15/06                          11,000            11,523
      8.750% due 06/15/07                           4,000             4,100
                                                                 -----------
                                                                  1,357,666
                                                                 ===========
Utilities 12.8%
AES Corp.
     10.250% due 07/15/06                          14,235            15,730
      8.500% due 11/01/07                           2,500             2,594
Beaver Valley Funding Corp.
      9.000% due 06/01/17                          37,000            41,708
California Energy
      9.875% due 06/30/03                           5,000             5,352
     10.250% due 01/15/04                          17,815            19,218
      9.500% due 09/15/06                           5,000             5,444
Calpine Corp.
      9.250% due 02/01/04                          10,500            10,920
      8.750% due 07/15/07                          14,650            15,236
      7.875% due 04/01/08                          10,000            10,088
CMS Energy
      8.125% due 05/15/02                           9,500             9,763
      7.000% due 01/15/05                          12,000            11,532
Coho Energy, Inc.
      8.875% due 10/15/07                           7,500             7,069
Dial Call Communications
      0.000% due 04/15/04 (c)                      19,000            19,000
Espirito Santo Centrais
     10.000% due 07/15/07                           2,450             2,395
First PV Funding
     10.150% due 01/15/16                             808               854
Flag Limited
      8.250% due 01/30/08                          38,750            39,816
ITC Deltacom, Inc.
      8.875% due 03/01/08                          12,300            12,792
Long Island Lighting Co.
      8.900% due 07/15/19                           5,000             5,359
Mastec, Inc.
      7.750% due 02/01/08                           5,500             5,473
Niagara Mohawk Power
      9.990% due 05/11/04                           2,500             2,550
      7.750% due 05/15/06                           1,100             1,172
      9.500% due 03/01/21                           2,500             2,658
      7.875% due 04/01/24                           7,500             7,740
North Atlantic Energy
      9.050% due 06/01/02                           7,795             8,006
Philippine Long Distance Telephone Co.
     10.625% due 06/02/04                           1,000             1,063
      9.250% due 06/30/06                           2,000             1,985
      7.850% due 03/06/07                           4,450             4,172
      8.350% due 03/06/17                           5,000             4,506
Public Service of New Hampshire
      9.170% due 05/15/98                           1,000             1,004
Wilmington Trust Co. - Tucson Electric
     10.211% due 01/01/09 (d)                         500               548
     10.732% due 01/01/13 (d)                       6,993             7,877
                                                                 -----------
                                                                    283,624
                                                                 -----------
Total Corporate Bonds and Notes                                   1,789,509
(Cost $1,720,628)                                                ===========

--------------------------------------------------------------------------------
  MORTGAGE-BACKED SECURITIES 2.0%
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations 1.5%
Asset Securitization Corp.
      7.384% due 08/13/29                      $    1,500        $    1,485
Federal Deposit Insurance Corp.
      6.875% due 11/25/26 (b)                         400               428
Manufacturers Hanover Corp.
      7.536% due 12/16/25 (b)                         809               811
      9.182% due 12/16/25 (b)                       3,598             3,428
NationsBanc Mortgage Capital Corp.
      8.122% due 05/25/28 (b)                       3,835             2,709
Red Mountain Funding Corp.
      9.150% due 11/28/27                           5,727             5,904
Resolution Trust Corp.
      9.250% due 06/25/23                           3,332             3,348
      9.050% due 08/25/23                             774               777
      6.900% due 02/25/27                           8,437             8,170
      7.000% due 05/25/27                           6,133             6,001
                                                                 -----------
                                                                     33,061
                                                                 ===========
Other Mortgage-Backed Securities 0.3%
LTC Commercial Corp.
      9.200% due 08/04/23                           3,235             3,586
Resolution Trust Corp.
      7.261% due 09/25/20 (b)                         677               567
      9.500% due 05/25/24                              69                69
Structured Asset Securities Corp.
      7.050% due 11/25/02                           4,000             3,510
                                                                 -----------
                                                                      7,732
                                                                 ===========
Stripped Mortgage-Backed Securities 0.2%
Federal National Mortgage Assn. (IO)
      6.000% due 07/25/05                           1,912               101
      7.000% due 07/25/08                           6,033               867
      6.500% due 06/25/17                           2,219               184
      7.000% due 04/25/19                          12,000             2,316
      7.000% due 12/25/21                          10,000             1,391
Fund America (IO)
      9.590% due 10/20/21                           1,500                61
                                                                 -----------
                                                                      4,920
                                                                 -----------
Total Mortgage-Backed Securities                                     45,713
(Cost $45,221)                                                   ===========

--------------------------------------------------------------------------------
  ASSET-BACKED SECURITIES 5.4%
--------------------------------------------------------------------------------

Airplanes Pass Through Trust
     10.875% due 03/15/19                          26,570            29,626
Arena Brands, Inc.
      9.156% due 06/01/02 (b)                       2,758             2,765
      9.625% due 06/01/02 (b)                          53                53
      9.656% due 06/01/02 (b)                       4,969             4,981
Decision One
      9.750% due 08/07/03                          11,000            10,918
Federal-Mogul Corp.
     10.190% due 12/31/98 (b)                      25,000            24,904
Huntsman Corp.
      9.250% due 03/20/07 (b)                       6,500             6,598
Integrated Health Services
      7.625% due 09/16/04 (b)                       3,500             3,467
      8.125% due 12/31/05 (b)                       3,500             3,496
Morgan Stanley Aircraft Finance
      8.700% due 03/15/23                          18,000            17,945
Paragon Health Network, Inc.
      8.125% due 04/29/05 (b)                       5,000             5,028
      8.563% due 04/29/06 (b)                       5,000             5,028
TFM SA de CV
      9.690% due 06/30/03 (b)                       4,000             4,000
                                                                 -----------
Total Asset-Backed Securities                                       118,809
(Cost $118,457)                                                  ===========

--------------------------------------------------------------------------------
  SOVEREIGN ISSUES 0.8%
--------------------------------------------------------------------------------

Republic of Argentina
      6.688% due 03/31/05 (b)                       5,771             5,324
      5.500% due 03/31/23 (b)                       9,000             6,897
Republic of Croatia
      6.500% due 07/31/06 (b)                       5,616             5,151
                                                                 -----------
Total Sovereign Issues                                               17,372
(Cost $14,862)                                                   ===========

36     See accompanying notes

                                                                      Value
                                                                     (000s)
--------------------------------------------------------------------------------
  PREFERRED STOCK 4.5%
--------------------------------------------------------------------------------
                                                   Shares
California Federal Bank                            16,500        $    1,871
Fresenius Medical Care                             44,195            45,565
Long Island Lighting Co.                           30,000             3,135
Newscorp Overseas Limited                         133,200             3,322
Primedia, Inc.                                    120,000            12,183
Sig Capital Trust                                   7,000             7,182
Time Warner, Inc.                                  22,900            25,648
                                                                 -----------
Total Preferred Stock                                                98,906
(Cost $95,795)                                                   ===========

--------------------------------------------------------------------------------
  SHORT-TERM INSTRUMENTS 5.2%
--------------------------------------------------------------------------------

                                                Principal
                                                   Amount
                                                   (000s)
Commercial Paper 5.0%
Australian Wheat Board
      5.460% due 04/23/98                      $   13,000            12,957
Caisse d'Amortissement
      5.460% due 04/14/98                           3,800             3,793
E.I. Du Pont de Nemours
      5.510% due 04/06/98                           5,900             5,895
      5.450% due 04/08/98                          17,700            17,681
Ford Motor Credit Corp.
      5.470% due 04/03/98                             600               600
      5.480% due 04/06/98                           9,000             8,993
General Electric Capital Corp.
      5.520% due 04/09/98                          11,000            10,987
General Motors Acceptance Corp.
      5.470% due 04/08/98                          13,600            13,586
      5.530% due 04/08/98                           5,400             5,394
      5.570% due 04/08/98                          10,000             9,989
KFW International Finance, Inc.
      5.520% due 04/03/98                           6,600             6,598
New Center Asset Trust
      5.450% due 04/08/98                           5,000             4,995
Procter & Gamble Co.
      5.510% due 04/14/98                           5,400             5,389
Wisconsin Electric Power & Light
      5.510% due 04/07/98                           4,500             4,496
                                                                 -----------
                                                                    111,353
                                                                 ===========
Repurchase Agreement 0.2%
State Street Bank
      5.000% due 04/01/98                           3,519             3,519
      (Dated 03/31/98. Collateralized by                         -----------
      U.S. Treasury Note 5.750% 12/31/98
      valued at $3,593,100. Repurchase
      proceeds are $3,519,489.)

Total Short-Term Instruments                                        114,872
(Cost $114,872)                                                  ===========

Total Investments (a) 98.8%                                      $2,185,181
(Cost $2,109,835)

Other Assets and Liabilities (Net) 1.2%                              25,479
                                                                 -----------

Net Assets 100.0%                                                $2,210,660
                                                                 ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                        $   81,956

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                          (6,217)
                                                                 -----------

Unrealized appreciation-net                                      $   75,739
                                                                 ===========

(b) Variable rate security. The rate listed is as of March 31, 1998.

(c) Security becomes interest bearing at a future date.

(d) Restricted security.

                                                   See accompanying notes     37

Schedule of Investments

Total Return Fund
March 31, 1998

                                                 Principal
                                                    Amount             Value
                                                    (000s)            (000s)
--------------------------------------------------------------------------------
  CORPORATE BONDS AND NOTES 28.2%
--------------------------------------------------------------------------------

Banking and Finance 17.4%
Ahmanson (H.F.) & Co.
      6.350% due 09/01/98                    $      6,000     $       6,014
      7.650% due 04/15/00                             175               181
American Express Credit
      8.500% due 08/15/01                             250               269
      6.800% due 12/15/03                           1,500             1,539
American General Finance
      7.250% due 04/15/00                             500               511
      5.875% due 07/01/00                              75                75
Associates Corp. of North America
      6.625% due 05/15/98                             100               100
      8.800% due 08/01/98                             987               996
      6.250% due 03/15/99                           1,200             1,203
      7.500% due 05/15/99                             700               712
      7.400% due 07/07/99                             125               127
      7.250% due 09/01/99                             285               290
      6.750% due 10/15/99                              90                91
      7.850% due 10/20/99                             500               515
      8.250% due 12/01/99                             200               207
      7.250% due 12/17/99                             660               675
      7.470% due 03/27/00                           1,000             1,029
      6.000% due 06/15/00                           2,634             2,633
      6.310% due 06/16/00                             500               505
      6.250% due 09/15/00                              50                50
      7.500% due 04/15/02                             185               194
AT&T Capital Corp.
      6.900% due 04/15/98                          19,800            19,805
      6.300% due 06/09/98                          37,000            37,025
      6.240% due 11/27/98                          19,000            19,020
      6.250% due 12/08/98 (d)                      10,000            10,010
      5.858% due 01/15/99 (d)                      12,000            12,050
      5.950% due 02/16/99                         105,850           105,647
      6.120% due 02/26/99                          20,000            19,987
      6.050% due 04/01/99 (d)                     158,500           158,500
      6.580% due 09/03/99                             500               503
AVCO Financial Services
      6.350% due 09/15/00                             100               101
      7.375% due 08/15/01                             300               311
Bancomer
      8.000% due 07/07/98                           7,000             7,000
Banesto Delaware
      8.250% due 07/28/02                          28,900            30,880
BankAmerica Corp.
      6.050% due 06/10/98                          36,000            36,004
      6.052% due 11/01/99 (d)                       3,000             3,023
      5.700% due 03/05/01 (d)                       7,000             7,003
      5.938% due 02/20/02 (d)                         180               179
      7.750% due 07/15/02                              60                63
      7.200% due 09/15/02                             400               415
      7.500% due 10/15/02                           1,000             1,049
      6.850% due 03/01/03                              50                51
      8.375% due 05/01/07                               3                 3
Bankers Trust Co.
      8.625% due 04/01/18                             124               127
Bear Stearns
      5.825% due 09/10/99 (d)                      25,000            25,047
      6.750% due 08/15/00                              50                51
      5.560% due 08/25/00 (d)                       1,400             1,406
      5.860% due 08/29/00 (d)                      37,500            37,732
      6.750% due 04/15/03                             105               107
Beneficial Corp.
      9.600% due 10/16/98                             250               255
      5.782% due 11/27/00 (d)                      70,000            69,898
      6.050% due 01/09/01 (d)                       9,000             9,005
      5.795% due 01/23/02 (d)                       5,000             4,994
      6.069% due 03/01/02 (d)                      15,000            15,017
BT Securities Corp.
      5.915% due 08/16/99 (d)                      10,000             9,985
Capital One Bank
      6.356% due 06/08/98 (d)                         900               900
      6.830% due 08/16/99                             275               277
Caterpillar Financial
      6.350% due 12/01/98                             125               125
Charles Schwab
      5.670% due 09/30/98                             525               524
Chase Manhattan Corp.
      8.500% due 02/15/02                             200               215
      8.000% due 05/01/05                             200               200
Chemical Banking Corp.
      6.294% due 04/03/05 (d)                       5,000             5,000
      6.125% due 11/01/08                             400               390
Chrysler Financial Corp.
      8.420% due 02/01/99                             695               709
      5.350% due 02/04/99 (d)                       9,000             8,997
      6.350% due 06/22/99                           8,000             8,028
      8.460% due 01/19/00                             700               729
      6.250% due 03/06/00                          14,735            14,772
      5.410% due 07/28/00 (d)                         100               100
      5.860% due 01/16/01                             500               497
      5.742% due 07/17/02 (d)                      20,000            19,993
      5.867% due 02/03/03 (d)                      15,000            15,018
Chubb Capital Corp.
      8.750% due 11/15/99                              80                80
      6.875% due 02/01/03                             100               103
Citicorp
      9.750% due 08/01/99                           2,200             2,304
      6.025% due 10/20/99 (d)                      10,000            10,042
      6.021% due 10/25/99 (d)                      11,000            11,046
      5.855% due 05/23/00 (d)                      25,000            25,073
      7.070% due 05/25/00                           1,250             1,258
      6.109% due 06/01/00                           5,000             5,015
      5.922% due 11/28/00 (d)                       5,000             5,016
      5.932% due 02/01/01 (d)                      10,000            10,042
      5.750% due 05/24/01 (d)                      39,000            38,977
      5.705% due 11/13/01 (d)                      10,000             9,992
      5.956% due 06/27/02 (d)                      11,450            11,416
      5.715% due 08/15/02 (d)                      11,500            11,503
      5.754% due 11/12/02 (d)                      30,000            29,951
Coast Savings
     10.000% due 03/01/00                           8,000             8,440
Commercial Credit Co.
      6.750% due 05/15/00                             100               101
      6.000% due 06/15/00                             300               300
      8.250% due 11/01/01                           2,500             2,665
      7.750% due 03/01/05                              50                54
Dean Witter Discover
      5.749% due 03/02/99 (d)                         100               100
      6.750% due 08/15/00                             100               102
Deutsche Bank Financial
      7.500% due 04/25/09                           3,000             3,207
Exxon Capital Corp.
      7.450% due 12/15/01                             250               263
First Chicago
      5.855% due 02/10/00 (d)                      20,000            20,044
      5.768% due 03/11/02 (d)                      10,000            10,008
First Interstate Bancorp
      8.875% due 01/01/09 (k)                         245               253
Fleet Financial Group
      9.900% due 06/15/01                             200               221
Ford Motor Credit Corp.
      7.240% due 04/01/98                          11,000            11,000
      5.750% due 04/30/98                             300               300
      5.400% due 11/09/98 (d)                      17,080            17,124
      8.000% due 01/15/99                             500               508
      8.875% due 06/15/99                             100               103
      7.750% due 10/01/99                              35                36
      8.375% due 01/15/00                             195               203
      6.950% due 05/15/00                           8,450             8,602
      5.470% due 08/14/00 (d)                         100               100
      6.850% due 08/15/00                           1,500             1,529
      7.020% due 10/10/00                          70,000            71,530
      6.157% due 03/05/01 (d)                       5,000             5,014
      5.838% due 04/10/01 (d)                      10,850            10,846
      7.020% due 06/07/01                           1,000             1,025
      6.042% due 09/03/01 (d)                       9,000             9,001
      7.000% due 09/25/01                           1,125             1,156
      7.320% due 05/23/02                          14,000            14,140
      6.068% due 06/04/02 (d)                       2,000             2,003
      5.792% due 02/03/03 (d)                      30,000            30,025

38     See accompanying notes

                                                 Principal
                                                    Amount             Value
                                                    (000s)            (000s)
--------------------------------------------------------------------------------
      5.725% due 02/13/03 (d)               $     100,000      $    100,116
      6.625% due 06/30/03                             575               586
      5.876% due 06/02/04 (d)                       1,500             1,501
      8.250% due 02/23/05                           2,500             2,768
      6.125% due 01/09/06                              25                25
      7.700% due 05/15/97                             450               495
General Electric Capital Corp.
      5.980% due 03/19/99                           1,500             1,503
      8.375% due 03/01/01                             600               639
      5.500% due 11/01/01                              50                49
      8.300% due 09/20/09                             150               174
General Motors Acceptance Corp.
      7.250% due 07/20/98                          25,785            25,899
      7.750% due 01/15/99                             500               507
      5.700% due 02/09/99                          12,600            12,575
      7.375% due 05/26/99                             190               193
      5.958% due 06/04/99 (d)                       5,000             5,000
      7.375% due 06/09/99                          10,000            10,150
      8.625% due 06/15/99                             650               670
      6.700% due 06/24/99                           3,700             3,728
      6.625% due 07/07/99                          10,000            10,069
      7.375% due 09/09/99                           1,000             1,018
      6.150% due 09/20/99                          20,300            20,366
      8.000% due 10/01/99                          10,850            11,115
      6.050% due 10/04/99                           2,550             2,549
      6.375% due 10/12/99                           2,000             2,009
      8.400% due 10/15/99                             360               373
      6.250% due 10/18/99                           1,000             1,003
      8.170% due 01/02/00                           1,447             1,491
      8.625% due 01/10/00                           5,000             5,212
      7.000% due 03/01/00                             100               102
      7.875% due 03/15/00                           5,650             5,835
      7.500% due 06/09/00                           1,000             1,030
      5.500% due 01/16/01                          15,000            14,759
      8.625% due 01/18/01                          15,000            15,946
      8.500% due 01/19/01                           3,675             3,899
      6.800% due 04/17/01                             500               509
      6.700% due 04/30/01                           3,000             3,045
      7.125% due 05/01/01                              95                98
      5.645% due 10/22/01 (d)                      25,000            24,948
      9.625% due 12/15/01                             300               334
      6.750% due 02/07/02                             590               601
      5.750% due 04/29/02 (d)                      41,240            41,204
      7.000% due 09/15/02                             250               258
      5.875% due 01/22/03                          30,500            30,165
      8.950% due 07/02/09                          21,500            23,811
Goldman Sachs
      5.775% due 11/21/00 (d)                      10,000            10,022
      6.085% due 11/24/00 (d)                     106,000           106,000
      6.056% due 12/22/00 (d)                      17,000            17,069
      5.848% due 01/09/01 (d)                     105,000           105,259
      5.805% due 01/25/01 (d)                      47,000            46,998
      6.208% due 12/07/01 (d)                      25,000            25,005
Goldman Sachs Mortgage Corp.
      6.000% due 12/31/07 (k)                      10,761            10,220
Great Western Bank
      8.625% due 12/01/98                           6,000             6,099
Hartford Life
      7.650% due 06/15/27                          15,000            16,024
Heller Financial
      6.250% due 01/15/99                         200,000           200,486
      5.765% due 04/01/99 (d)                      19,000            19,052
      5.981% due 09/03/99 (d)                       4,000             4,007
      5.755% due 08/25/00 (d)                       7,100             7,109
Household Bank
      6.066% due 09/26/01 (d)                       9,000             9,000
      5.813% due 10/22/03 (d)                      15,000            14,898
Household Finance Corp.
      5.650% due 05/26/98                             500               500
      6.580% due 05/17/99                             165               166
      5.802% due 11/01/01 (d)                       5,000             4,995
Inter-American Development Bank
      9.450% due 09/15/98                             200               203
      8.875% due 06/01/09                             200               244
International Lease Finance
      5.750% due 12/15/99                              50                50
      6.420% due 09/11/00                             500               504
Key Bank N.A.
      6.050% due 04/06/98                          19,875            19,875
Kimco Realty Corp.
      6.500% due 10/01/03                             200               200
Korean Export-Import Bank
      6.500% due 10/06/99                           7,000             6,684
Lehman Brothers, Inc.
      7.850% due 05/11/98                           4,350             4,358
      6.375% due 06/01/98                             100               100
      6.875% due 06/08/98                           5,800             5,810
      6.400% due 06/22/98 (d)                      25,000            25,038
      6.250% due 06/29/98                           5,400             5,405
      7.625% due 08/01/98                             250               251
      6.840% due 09/25/98                          20,750            20,829
      5.740% due 01/12/99 (d)                         600               599
      5.550% due 09/01/99 (d)                      10,000             9,973
      7.110% due 09/27/99                              20                20
      5.938% due 01/18/00 (d)                      50,000            50,178
      6.112% due 04/03/00 (d)                      30,000            30,016
      6.525% due 07/27/00 (d)                       3,000             3,042
      5.983% due 02/27/01 (d)                      49,000            48,933
      6.442% due 08/28/02 (d)                       6,500             6,582
MBNA Corp.
      6.275% due 12/01/99 (d)                      50,700            50,736
Mellon Bank
      6.500% due 08/01/05                              75                76
Merrill Lynch & Co.
      6.375% due 03/30/99                             400               402
      6.200% due 07/19/99                          10,000            10,021
      5.695% due 04/17/00 (d)                       5,000             5,011
      6.620% due 06/06/00                             500               506
      6.450% due 06/20/00                             350               353
      5.925% due 08/03/00 (d)                       5,000             5,019
      5.675% due 10/03/00 (d)                      20,000            19,978
      5.990% due 12/05/00 (d)                      89,000            89,025
      6.500% due 04/01/01                             100               101
      5.694% due 01/15/02 (d)                      17,000            17,014
      8.300% due 11/01/02                             200               217
      7.000% due 03/15/06                           1,500             1,557
      7.000% due 04/27/08                             100               104
NationsBank Corp.
      5.125% due 09/15/98                             100               100
      6.750% due 02/26/01                             500               509
      7.000% due 09/15/01                           1,500             1,542
      6.088% due 06/17/02 (d)                      10,000             9,942
      7.750% due 08/01/02                             796               797
Northern Trust
      9.000% due 05/15/98                             200               201
Norwest Corp.
      5.750% due 11/16/98                             300               300
Norwest Financial, Inc.
      6.230% due 09/01/98                             100               100
      7.000% due 01/15/03                             300               310
      6.000% due 02/01/04                              50                49
PaineWebber
      6.250% due 06/15/98                             100               100
      7.000% due 03/01/00                             200               203
      6.950% due 03/31/00                             120               122
PNC Bank Corp.
      5.725% due 01/24/02 (d)                      19,000            19,057
PNC Funding Corp.
      6.875% due 03/01/03                             100               103
Polysindo International Finance
      9.375% due 07/30/07                           3,610             2,211
Popular, Inc.
      6.715% due 06/06/00                          20,000            20,199
Reliance Group Holdings
      9.000% due 11/15/00                          19,000            19,886
Salomon, Inc.
      6.125% due 05/15/98                          12,820            12,823
      5.721% due 07/24/98 (d)                      55,000            55,013
      5.732% due 08/04/98 (d)                      15,000            15,003

                                                   See accompanying notes     39

Total Return Fund
March 31, 1998

                                                 Principal
                                                    Amount             Value
                                                    (000s)            (000s)
--------------------------------------------------------------------------------
      5.250% due 10/15/98                   $         400     $         399
      5.975% due 11/19/98 (d)                       3,000             3,006
      6.220% due 11/19/98                           2,300             2,302
      6.776% due 02/12/99 (d)                       1,000             1,002
      7.000% due 05/15/99                          21,790            21,998
      5.790% due 06/24/99 (d)                       9,000             8,969
      7.590% due 01/28/00                             150               154
      6.500% due 03/01/00                          14,350            14,464
      6.625% due 11/30/00                             235               238
      6.025% due 05/16/02 (d)                      12,000            12,012
Salomon, Smith Barney Holdings
      7.980% due 03/01/00                          12,000            12,399
      3.650% due 02/14/02 (h)                      17,321            16,719
SB Treasury Co. LLC
      9.400% due 12/29/49 (d)                      17,000            17,672
Sears Financial
      0.000% due 07/12/98                           3,480             3,423
Sears Roebuck Acceptance
      6.000% due 03/20/03                         135,000           133,857
Security Pacific Corp.
      6.000% due 05/01/00                             600               599
Signet Bank Corp.
      5.875% due 04/15/98 (d)                       9,000             8,999
      9.625% due 06/01/99                           6,500             6,749
Smith Barney Holdings
      6.625% due 06/01/00                              95                96
Societe Generale
      7.400% due 06/01/06                           1,500             1,560
Sparbanken Sverige AB
      7.664% due 10/29/49 (d)                      12,670            12,717
Swedbank
      7.664% due 10/29/49 (d)                      12,000            12,161
Textron Financial Corp.
      5.725% due 11/24/99 (d)                      10,000             9,994
Tokai Capital Corp.
      9.980% due 12/31/49 (d)                      20,000            20,337
Toyota Motor Credit Corp.
      6.969% due 02/15/02 (h)                      40,000            38,528
Transamerica Financial
      5.665% due 04/20/99 (d)                         500               499
Trizec Finance Limited
     10.875% due 10/15/05                           2,489             2,757
U.S. Bancorp
      5.747% due 01/16/02 (d)                      49,000            48,997
U.S. West Financial, Inc.
      8.400% due 09/15/99                              50                52
Wachovia Bank
      6.700% due 04/14/99                             500               504
Wells Fargo & Co.
      8.750% due 05/01/02                             100               109
World Savings & Loan
      9.900% due 07/01/00                             250               258
Xerox Corp.
      7.010% due 04/30/99                             120               121
                                                              ---------------
                                                                   3,140,935
                                                              ===============
Industrials 7.4%
Albertson's, Inc.
      6.375% due 06/01/00                             150               151
American Home Products
      7.700% due 02/15/00                             300               309
Amerigas Partners LP
     10.125% due 04/15/07                           1,730             1,855
AMR Corp.
      9.500% due 07/15/98                           5,500             5,557
      9.270% due 08/13/98                           1,000             1,012
      8.050% due 03/05/99                           4,000             4,074
      9.750% due 03/15/00                          10,760            11,476
     10.610% due 01/11/01                           4,000             4,443
     10.570% due 01/15/01                           3,000             3,339
     10.590% due 01/31/01                           3,000             3,345
     10.000% due 02/01/01                           2,000             2,187
      9.400% due 05/08/01                           3,000             3,263
      9.500% due 05/15/01                           2,250             2,457
      9.130% due 10/25/01                           2,000             2,186
      8.470% due 02/20/02                           2,000             2,142
      8.500% due 02/26/02                           1,000             1,072
     10.210% due 01/01/10                           6,500             8,131
Arkla, Inc.
      8.740% due 05/14/98                           3,000             3,008
Baxter International
      9.500% due 06/15/08                             200               246
Bellat Racers
      5.875% due 04/01/03                          20,000            20,000
Boise Cascade Co.
      9.900% due 03/15/00                             235               249
Building Materials Corp.
      0.000% due 07/01/04 (i)                      20,320            19,075
Canadian Pacific Limited
      9.450% due 08/01/21                           2,750             3,508
CBS, Inc.
      7.625% due 01/01/02                             100               101
Cemex SA
      8.500% due 08/31/00                          10,000            10,200
Centerior Fuel Corp.
      9.200% due 08/02/98 (k)                      15,000            15,074
      9.540% due 08/02/99 (k)                      10,000            10,431
      9.750% due 08/02/00 (k)                       8,000             8,520
Century Communications Corp.
      9.500% due 08/15/00                           6,000             6,278
CF Cable TV, Inc.
      9.125% due 07/15/07                           1,600             1,758
Coca-Cola Co.
      6.375% due 08/01/01                             200               202
Continental Cablevision
     11.000% due 06/01/07                           4,536             5,000
Cumberland Farms
     10.500% due 10/01/03                           3,666             3,629
Dayton Hudson Co.
     10.000% due 12/01/00                           1,000             1,094
Delta Air Lines
     10.140% due 08/14/12                           1,000             1,250
Dimon, Inc.
      8.875% due 06/01/06                           2,000             2,075
E.I. Du Pont de Nemours
      9.150% due 04/15/00                             100               106
Eli Lilly & Co.
      8.125% due 02/07/00                             387               400
Enron Corp.
      5.775% due 11/18/99 (d)                      35,000            34,984
Federal Express
     10.000% due 09/01/98                             800               813
Ford Motor Co.
      9.000% due 09/15/01                             200               218
Gaylord Containers
     12.750% due 05/15/05                          65,000            69,875
Gillette Co.
      5.750% due 10/15/05                           1,500             1,467
Gulf Canada Resources
      9.250% due 01/15/04                           7,250             7,614
      9.625% due 07/01/05                           2,000             2,165
HMH Properties, Inc.
      9.500% due 05/15/05                           2,000             2,130
Hollinger International Publishing
      9.250% due 02/01/06                           3,000             3,203
IBM Corp.
      5.830% due 11/01/99 (d)                      35,000            34,956
      7.250% due 11/01/02                             100               105
      7.125% due 12/01/96                           2,500             2,612
Imperial Chemical
      6.000% due 09/05/98 (d)                      79,000            78,968
      6.000% due 12/05/98 (d)                      77,000            76,969
      6.000% due 03/05/99 (d)                      72,700            72,793
INDSPEC Chemical Corp.
      0.000% due 12/01/03 (i)                       5,500             5,583
Ingersoll-Rand
      6.255% due 02/15/01                             295               297

40     See accompanying notes

                                                 Principal
                                                    Amount             Value
                                                    (000s)            (000s)
--------------------------------------------------------------------------------
ISP Holdings, Inc.
      9.750% due 02/15/02                  $        3,000    $        3,195
      9.000% due 10/15/03                           5,000             5,263
ITT Corp.
      6.250% due 11/15/00                              70                69
K-III Communications Co.
      8.500% due 02/01/06                           4,000             4,110
Kellogg
      5.750% due 02/02/01                          74,850            74,265
Keystone Group
      9.750% due 09/01/03                             250               262
Lenfest Communications
      8.375% due 11/01/05                           5,000             5,206
Mallinckrodt, Inc.
      6.300% due 03/15/11 (d)                      10,000             9,989
Mazda Manufacturing Corp.
     10.500% due 07/01/08 (k)                       1,980             2,540
Mobil Corp.
      8.375% due 02/12/01                              40                43
Nabisco, Inc.
      6.125% due 02/01/33                          15,000            14,805
Nabisco, Inc.
      6.800% due 09/01/01                           3,000             3,063
New York Times
      7.625% due 03/15/05                           1,000             1,080
News America Holdings Corp.
      7.500% due 03/01/00                              65                67
      8.625% due 02/01/03                             750               816
Nike, Inc.
      6.510% due 06/16/00                           1,000             1,013
Noranda, Inc.
      7.000% due 07/15/05                           1,800             1,837
Owens Corning
      7.000% due 05/15/00                             200               203
PDV America, Inc.
      7.250% due 08/01/98                          10,719            10,761
Pepsico, Inc.
      5.463% due 07/01/98                             400               400
      7.750% due 10/01/98                             800               808
      7.625% due 11/01/98                           1,500             1,515
Philip Morris Co.
      7.375% due 02/15/99                             115               116
      8.625% due 03/01/99                             200               204
      6.150% due 03/15/00                          20,000            20,017
      7.500% due 01/15/02                              50                52
      6.800% due 12/01/03                          48,345            49,123
Quantas Airways
      6.625% due 06/30/98                          25,000            25,047
Revlon Consumer Products Corp.
      9.375% due 04/01/01                           5,255             5,491
RJR Nabisco
      8.000% due 01/15/00                           6,777             6,876
      7.625% due 09/01/00                           6,000             6,163
      8.000% due 07/15/01                          35,605            36,619
      8.625% due 12/01/02                           3,000             3,154
      7.625% due 09/15/03                           9,000             9,105
      8.750% due 04/15/04                          19,000            20,092
      8.750% due 07/15/07                          25,000            26,454
Rockwell
      8.375% due 02/15/01                             150               159
Rogers Cablesystems, Inc.
     10.000% due 12/01/07                           5,000             5,563
Rogers Cantel Mobile
      9.375% due 06/01/08                           2,750             2,929
Saferco
      9.460% due 05/31/99 (k)                       1,000             1,040
      9.590% due 05/31/01 (k)                       3,000             3,298
SCI Television
     11.000% due 06/30/05                           3,275             3,362
Sears Roebuck & Co.
      9.250% due 04/15/98                           2,125             2,127
      7.960% due 02/18/99                             500               508
      5.820% due 02/22/99                             125               125
      6.800% due 05/07/01                             500               508
      6.790% due 05/21/01                             500               509
      9.400% due 08/02/01                             250               274
Sears Roebuck Acceptance
      5.817% due 06/27/00 (d)                       5,000             5,005
      6.120% due 12/13/01                             260               259
Showboat, Inc.
      9.250% due 05/01/08                           1,000             1,080
Smithfield Foods
      7.625% due 02/15/08                           2,000             2,000
Supervalu, Inc.
      6.500% due 10/06/00                             140               141
TCI Communications, Inc.
      6.375% due 09/15/99                          39,175            39,305
      5.860% due 02/02/00 (d)                      50,000            49,979
      6.185% due 09/11/00 (d)                      47,000            46,728
      6.656% due 12/20/00 (d)                      10,000            10,008
Telecommunications, Inc.
      9.875% due 04/01/98                           3,000             3,000
      8.250% due 01/15/03                             125               134
Teleport Communications
      0.000% due 07/01/07 (i)                      28,000            24,220
Telewest Communications
      9.625% due 10/01/06                           5,000             5,300
Tenet Healthcare Corp.
      9.625% due 09/01/02                           6,250             6,781
     10.125% due 03/01/05                           1,000             1,105
Time Warner, Inc.
      7.975% due 08/15/04                          31,803            33,966
      8.110% due 08/15/06                          80,929            88,143
      8.180% due 08/15/07                           2,400             2,646
      7.250% due 09/01/08                             125               131
USX Corp.
      6.375% due 07/15/98                          16,200            16,219
      9.800% due 07/01/01                             300               330
Wal-Mart Stores
      9.100% due 07/15/00                             100               107
      8.625% due 04/01/01                           1,050             1,127
Williams Co.
      5.909% due 01/30/00 (d)                      23,000            23,010
WMX Technologies
      6.700% due 05/01/01                          10,000            10,068
World Color Press, Inc.
      9.125% due 03/15/03                           5,000             5,150
WorldCom, Inc.
      9.375% due 01/15/04                          21,203            22,475
Xerox Corp.
      7.040% due 04/30/99                             770               780
      7.410% due 05/15/01                           1,000             1,039
                                                             ---------------
                                                                  1,334,416
                                                             ===============
Utilities 3.4%
AES Corp.
     10.250% due 07/15/06                           4,500             4,973
Bell Atlantic Financial
      5.300% due 09/01/98                           1,000               998
California Energy
      9.875% due 06/30/03                           5,000             5,352
     10.250% due 01/15/04                          39,985            43,134
      9.500% due 09/15/06                           5,000             5,444
Calpine Corp.
      9.250% due 02/01/04                           4,150             4,316
      7.875% due 04/01/08                           2,500             2,522
Carolina Power & Light
      5.375% due 07/01/98                             100               100
Central Maine Power Co.
      6.250% due 11/01/98                           1,000               998
      6.350% due 09/20/99                          15,000            14,947
Chesapeake & Potomac Telephone
      8.000% due 10/15/29                           1,125             1,317
Cleveland Electric Illuminating Co.
      8.150% due 11/30/98                           7,500             7,592
      7.850% due 11/01/99                           6,000             6,127
Cleveland Electric/Toledo Edison
      7.190% due 07/01/00                          18,600            18,890
CMS Energy
      7.375% due 11/15/00                           7,000             7,056
      7.000% due 01/15/05                          18,000            17,298
Coastal Corp.
      8.750% due 05/15/99                           4,300             4,418

                                                   See accompanying notes     41

Total Return Fund
March 31, 1998

                                                 Principal
                                                    Amount             Value
                                                    (000s)            (000s)
--------------------------------------------------------------------------------

Commonwealth Edison
      6.500% due 04/15/00                 $           185   $           186
      8.000% due 10/15/03                           7,550             7,671
      8.125% due 01/15/07                          10,000            10,211
      9.875% due 06/15/20                          11,700            13,726
Connecticut Light & Power
      7.250% due 07/01/99                           6,000             5,996
      5.750% due 07/01/00                           2,000             1,945
      7.750% due 06/01/02                           5,000             5,113
Consolidated Edison
      7.600% due 01/15/00                             100               103
Consolidated Natural Gas Co.
      5.875% due 10/01/98                             500               500
Duke Energy Corp.
      8.000% due 11/01/99                              40                41
      7.000% due 06/01/00                             700               713
Eastern Edison Co.
      7.780% due 07/30/02                           9,000             9,521
El Paso Electric Co.
      7.250% due 02/01/99                          10,956            11,008
First PV Funding
     10.150% due 01/15/16                           5,361             5,664
Gulf States Utilities
      7.250% due 03/01/99                           6,200             6,201
Illinois Power
      6.500% due 09/01/99                          12,050            12,118
Long Island Lighting Co.
      7.300% due 07/15/99                          71,085            72,105
      6.250% due 07/15/01                           7,000             7,049
      8.500% due 05/15/06                           6,750             7,038
      7.900% due 07/15/08                           4,335             4,491
      8.900% due 07/15/19                          46,000            48,990
      9.750% due 05/01/21                          85,318            87,161
      9.625% due 07/01/24                          16,400            16,567
Louisiana Power & Light Co.
      7.740% due 07/01/02                           1,900             1,943
MCI Communications Corp.
      6.250% due 03/23/99                             600               600
New Jersey Bell Telephone
      7.850% due 11/15/29                              70                84
New Orleans Public Service
      8.670% due 04/01/05                           2,230             2,234
New York Telephone Co.
      6.250% due 02/15/04                             150               150
North Atlantic Energy
      9.050% due 06/01/02                           4,872             5,004
Northern Illinois Gas Co.
      6.450% due 08/01/01                           1,450             1,468
Ohio Edison
      6.875% due 09/15/99                           5,750             5,785
Pacific Gas & Electric Co.
      5.375% due 08/01/98                             500               499
      7.670% due 12/15/98                             208               210
      6.750% due 12/01/00                             709               709
Pacific Northwest Bell
      4.375% due 09/01/02                              50                47
Pennsylvania Power & Light
      5.500% due 04/01/98                             250               250
Philadelphia Electric
      5.375% due 08/15/98                          12,000            11,973
Public Service Electric & Gas
      8.750% due 07/01/99                              40                41
Public Service of New Hampshire
      9.170% due 05/15/98                          16,000            16,050
Queststar Pipeline
      9.375% due 06/01/21                             200               222
Southern California Edison
      5.450% due 06/15/98                             400               400
Southwestern Bell Telephone Co.
      6.125% due 03/01/00                              50                50
System Energy Resources
      6.000% due 04/01/98                             801               801
      7.710% due 08/01/01                          10,050            10,382
Tenneco
     10.000% due 08/01/98                           1,600             1,620
Texas Utilities
      5.875% due 04/01/98                           3,000             3,000
      6.250% due 01/31/00                           6,000             6,020
Texas Utilities Co.
      5.750% due 07/01/98                          11,750            11,743
Texas-New Mexico Power
     10.750% due 09/15/03                           4,950             5,389
Toledo Edison Co.
      8.180% due 07/30/02                           1,400             1,471
      8.700% due 09/01/02                          10,000            10,642
      7.850% due 03/31/03                           7,000             7,306
      7.875% due 08/01/04                             500               524
Trident NGL, Inc.
     10.250% due 04/15/03                           7,500             7,842
Tuscon Electric Power
      8.500% due 10/01/09                           1,000             1,036
U.S. West Communications, Inc.
      6.625% due 09/15/05                             300               306
United Air Lines
     10.670% due 05/01/04                           2,050             2,475
Virginia Electric & Power Co.
      9.375% due 06/01/98                           7,500             7,539
      6.250% due 08/01/98                             200               200
Western Massachusetts Electric
      7.375% due 07/01/01                           7,000             7,045
Wilmington Trust Co. - Tucson Electric
     10.732% due 01/01/13 (k)                         991             1,116
                                                            ----------------
                                                                    613,776
                                                            ----------------
Total Corporate Bonds and Notes                                   5,089,127
(Cost $5,119,756)                                           ================

----------------------------------------------------------------------------
  U.S. GOVERNMENT AGENCIES 7.5%
----------------------------------------------------------------------------

A.I.D. Housing Guarantee - Peru
      9.980% due 08/01/08                           1,155             1,252
Federal Home Loan Bank
      5.740% due 12/23/98 (d)                         250               250
      8.600% due 06/25/99                              20                21
Federal Home Loan Mortgage Corp.
      5.950% due 06/19/98                          35,000            35,014
      6.610% due 08/07/00                           1,000             1,002
      6.565% due 11/04/02                           2,000             2,002
      6.170% due 12/11/02                           2,000             1,986
      7.120% due 09/30/05                             100               100
      6.780% due 12/07/05                             100               100
Federal National Mortgage Assn.
      5.250% due 05/13/98                             100               100
      5.830% due 06/12/98                         500,000           500,748
      5.840% due 06/19/98                         190,000           190,076
      5.100% due 07/22/98                             250               249
      4.875% due 10/15/98                             100               100
      5.360% due 02/16/01                           1,500             1,483
      7.650% due 03/10/05                             100               110
Government Trust Certificate - Greece
      8.000% due 05/15/98                              14                14
Resolution Funding
      0.000% due 01/15/07                             800               478
Student Loan Marketing Assn.
      6.000% due 06/30/98                         279,500           279,765
      5.089% due 02/20/00 (d)                     134,700           132,698
      6.080% due 06/30/00 (d)                      30,600            30,653
      5.693% due 04/25/04 (d)                      32,175            32,175
      5.674% due 10/25/04 (d)                      15,895            15,903
      5.578% due 10/25/05 (d)                      15,395            15,381
      6.398% due 01/25/07 (d)                     112,000           112,162
Tennessee Valley Authority
      6.875% due 01/15/02                             125               128
      0.000% due 04/15/42                             855               325
                                                            ----------------
Total U.S. Government Agencies                                    1,354,275
(Cost $1,354,188)                                           ================

42   See accompanying notes

                                                 Principal
                                                    Amount             Value
                                                    (000s)            (000s)
--------------------------------------------------------------------------------
  U.S. TREASURY OBLIGATIONS 3.8%
--------------------------------------------------------------------------------

Treasury Inflation Protected Securities
      3.625% due 07/15/02 (h)               $     329,321     $     326,233
      3.375% due 01/15/07 (h)                         204               198
U.S. Treasury Bonds
     12.375% due 05/15/04                           1,000             1,339
U.S. Treasury Notes
      5.375% due 05/31/98                           2,500             2,500
      6.125% due 08/31/98                           5,055             5,069
      5.875% due 10/31/98                           3,250             3,256
      8.875% due 11/15/98                             300               306
      8.875% due 02/15/99                             390               401
      5.875% due 02/28/99                           2,500             2,508
      6.250% due 03/31/99                             110               111
      6.375% due 09/30/01                             413               422
      7.875% due 11/15/04                         293,000           327,428
U.S. Treasury Strips
      0.000% due 02/15/99                             225               214
      0.000% due 05/15/21                          44,508            11,093
      0.000% due 11/15/21                          22,146             5,341
                                                              --------------
Total U.S. Treasury Obligations                                     686,419
(Cost $690,826)                                               ==============

--------------------------------------------------------------------------------
  MORTGAGE-BACKED SECURITIES 51.1%
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations   11.9%
American Southwest Financial
      9.000% due 06/04/13                          55,823            61,545
     12.250% due 11/01/14                              70                79
     12.500% due 04/01/15                             698               777
     12.000% due 05/01/15                           1,176             1,311
     11.400% due 09/01/15                             921               962
Bear Stearns
      9.500% due 06/25/23                             750               753
      6.381% due 10/25/23 (d)                       8,087             8,165
     10.000% due 08/25/24                          15,018            16,691
      7.000% due 03/25/27                           7,000             7,049
Capstead Mortgage Corp.
      8.750% due 07/25/21                          10,000            10,266
Centex Acceptance Corp.
     11.000% due 11/01/15                             252               263
Chase Mortgage Financial Corp.
      8.250% due 10/25/10                           2,954             2,976
      9.500% due 04/25/24                             477               484
      5.400% due 05/25/24                             534               533
      7.500% due 10/25/24                              15                15
Citicorp Mortgage Securities, Inc.
      8.500% due 04/01/17                             262               262
      9.500% due 01/01/19                           4,799             4,781
      9.500% due 09/25/19                             250               249
      9.500% due 09/25/20                             627               644
      6.000% due 08/25/21                             302               300
      7.570% due 10/25/22 (d)                      21,202            21,503
      7.250% due 02/25/27                             360               364
CMC Securities Corp.
      7.059% due 09/25/23 (d)                      12,861            13,128
      7.679% due 04/25/25 (d)                         415               427
Collateralized Mortgage Obligation Trust
     10.200% due 02/01/16                             608               647
      8.000% due 01/01/17                             269               271
      8.000% due 09/20/21                           8,156             8,413
Collateralized Mortgage Securities Corp.
     11.880% due 04/01/15                           1,718             1,804
     11.450% due 09/01/15                              52                56
     11.450% due 11/01/15 (d)                         298               322
      8.750% due 04/20/19                             965             1,023
Countrywide
      8.212% due 07/25/24 (d)                      13,992            14,193
Donaldson, Lufkin & Jenrette
      7.469% due 08/01/21 (d)(k)                    7,092             7,145
      7.971% due 12/25/22 (d)                       4,862             5,024
      8.093% due 03/25/24 (d)                       1,558             1,607
      6.500% due 04/25/24                              18                18
      7.411% due 05/25/24 (d)                         352               356
Drexel Mortgage Funding
      9.500% due 11/20/17                           1,823             1,866
      8.600% due 03/01/18                             634               636
Federal Home Loan Mortgage Corp.
      6.500% due 03/15/00                           1,654             1,665
      7.000% due 10/15/03                           5,875             5,994
      5.450% due 03/15/04                           3,297             3,294
      5.500% due 11/15/04                           7,065             7,061
      6.000% due 06/15/05                          15,848            15,869
     10.750% due 11/30/05                             130               131
      6.500% due 07/15/06                           1,075             1,082
      6.500% due 08/15/06                             710               714
      6.500% due 11/15/06                             113               113
      6.500% due 05/15/08                           1,000             1,006
      4.500% due 08/15/08                           5,578             5,567
      5.150% due 12/25/11                           8,035             8,012
      8.500% due 08/15/13                           2,000             2,152
      8.500% due 09/15/13                           5,941             6,314
      5.500% due 12/15/13                             931               930
      7.000% due 04/25/15                             992               994
     11.000% due 11/30/15                          11,567            13,482
      6.900% due 03/15/16                           2,991             2,998
      7.000% due 11/15/16                          14,200            14,373
      6.210% due 08/15/17                             345               345
      6.350% due 03/25/18                             200               201
      5.250% due 05/15/18                           1,084             1,075
      9.500% due 01/15/19                             124               124
      6.500% due 05/15/19                             615               619
      8.500% due 10/15/19                             189               189
      9.000% due 11/15/19                           1,372             1,382
      7.000% due 02/15/20                             538               538
      8.500% due 03/15/20                             779               783
      9.125% due 06/15/20                           2,090             2,127
      8.500% due 09/15/20                          10,853            11,007
      5.500% due 10/15/20                             200               194
      8.750% due 10/15/20                             406               410
      9.500% due 11/15/20                           9,538            10,153
      6.000% due 12/15/20                             400               395
      8.750% due 12/15/20                           1,265             1,346
      9.000% due 12/15/20                           6,078             6,390
      6.500% due 05/17/21                             120               116
      8.500% due 06/15/21                          50,330            52,797
      6.950% due 07/15/21                             700               707
      8.000% due 07/15/21                           9,580             9,945
      9.000% due 07/15/21                           3,457             3,636
      9.500% due 07/15/21                           4,739             4,932
      6.200% due 08/15/21                           1,500             1,503
      6.950% due 08/15/21                             185               187
      8.000% due 08/15/21                          23,472            24,260
      6.500% due 09/15/21                           2,438             2,436
      8.000% due 12/15/21                          15,079            16,019
      6.850% due 01/15/22                             700               706
      8.250% due 06/15/22                           5,000             5,315
      7.000% due 07/15/22                           7,778             7,845
      8.500% due 10/15/22                          18,014            18,743
      6.500% due 07/15/23                             462               452
      7.000% due 07/15/23                             227               228
      7.500% due 01/20/24                             480               484
      6.500% due 02/15/24                              54                54
      7.250% due 08/15/24                             190               192
      8.000% due 09/15/24                          16,250            17,692
      7.877% due 10/01/26 (d)                       7,512             7,722
      7.500% due 01/15/27                          20,889            21,655
      7.500% due 03/17/27                          20,000            20,144
      7.500% due 07/15/27                             160               160
      6.500% due 08/15/27                          10,131             9,445
      7.000% due 11/15/28                           9,000             9,120
      6.324% due 08/15/32 (d)                      45,898            46,017
Federal National Mortgage Assn.
      9.100% due 02/25/02                           5,203             5,340
      5.500% due 12/25/03                             412               411
      5.750% due 12/25/03                              80                79
      7.500% due 05/25/05                           6,700             6,949
      7.000% due 11/25/05                              20                20
      7.500% due 02/25/06                             375               391
      6.500% due 07/25/06                              75                76

                                                   See accompanying notes     43

Total Return Fund
March 31, 1998


                                                 Principal
                                                    Amount             Value
                                                    (000s)            (000s)
--------------------------------------------------------------------------------

      8.000% due 11/25/06                   $          30     $          31
      6.000% due 07/25/07                             300               298
      7.269% due 08/25/07 (d)                         126               124
      7.000% due 10/25/07                             200               205
      7.000% due 02/25/08                             932               926
     10.500% due 08/25/08                           7,146             8,471
      7.000% due 11/25/09                             711               710
      4.950% due 06/25/10                           1,542             1,538
      6.750% due 11/25/10                           1,300             1,310
      7.000% due 01/25/11                             500               508
      7.500% due 04/18/11                             159               160
      7.500% due 02/17/12                              91                91
      6.750% due 05/25/13                           1,984             1,980
      6.400% due 09/25/14                             485               485
     10.000% due 12/25/14                             847               865
      6.000% due 11/25/15                           2,461             2,456
      9.670% due 01/25/17                             460               473
      9.200% due 12/25/17                             928               943
      7.000% due 01/25/18                           1,105             1,107
      9.300% due 05/25/18                           1,712             1,801
      6.206% due 06/25/18 (d)                           8                 8
      9.500% due 06/25/18                             893               944
      5.500% due 07/25/18                             220               218
      7.000% due 08/25/18                           4,768             4,769
      7.750% due 10/25/18                             107               108
      9.500% due 11/25/18                          14,112            15,176
      6.500% due 03/25/19                             885               893
      9.500% due 06/25/19                           3,572             3,818
      8.000% due 10/25/19                          19,743            20,153
      7.500% due 12/25/19                             183               189
      9.000% due 12/25/19                          15,068            16,236
      7.500% due 05/25/20                           8,000             8,186
      8.000% due 07/25/20                              99                99
      9.000% due 09/25/20                           7,836             8,321
      8.000% due 12/25/20                          21,855            23,090
      8.750% due 01/25/21                           7,893             8,339
      7.500% due 02/17/21                             210               213
      7.500% due 02/25/21                          11,157            11,227
      7.500% due 03/25/21                          20,919            21,293
      6.500% due 06/25/21                           4,992             4,919
      7.500% due 06/25/21                             320               326
      8.000% due 07/25/21                          28,230            29,139
      8.500% due 09/25/21                          14,714            15,417
      7.000% due 10/25/21                           7,825             7,843
      8.000% due 10/25/21                          22,430            23,516
      6.000% due 12/25/21                             176               174
      8.000% due 01/25/22                          21,700            22,647
      8.000% due 03/25/22                             406               417
      7.000% due 04/25/22                          17,091            17,541
      8.000% due 06/25/22                           3,163             3,441
      7.000% due 07/25/22                           9,884             9,975
      8.000% due 07/25/22                          50,121            53,349
      6.500% due 10/25/22                           3,442             3,293
      7.800% due 10/25/22                           5,658             5,846
      6.500% due 12/25/22                             941               925
      7.000% due 03/25/23                          24,406            24,268
      6.900% due 05/25/23                             134               131
      7.000% due 06/25/23                           4,179             3,971
      6.000% due 08/25/23                           5,005             4,844
      6.500% due 08/25/23                             142               142
      6.750% due 10/25/23                             505               481
      6.500% due 11/25/23                             170               165
      7.500% due 06/20/24                             120               121
      7.000% due 02/18/25                             140               140
      7.500% due 12/25/25                             120               122
      7.000% due 02/15/26                             180               181
      7.000% due 07/18/26                             210               211
      7.500% due 08/18/27                          11,983            12,090
First Commonwealth Savings & Loan
     10.375% due 04/01/05                              21                22
General Electric Capital Mortgage
      8.000% due 07/25/23                          12,979            13,161
      6.500% due 09/25/23                              45                42
      6.500% due 02/25/24                              18                18
      6.500% due 03/25/24                          12,845            12,010
      6.500% due 04/25/24                          56,430            51,850
      8.000% due 06/25/25                          11,330            11,457
      7.500% due 04/25/27                             360               364
Glendale Federal Savings & Loan
      7.394% due 03/01/28 (d)                       9,304             9,281
Government National Mortgage Assn.
      8.000% due 05/16/24                             120               123
      7.000% due 08/20/26                             170               169
      7.500% due 02/16/27                             140               143
      7.500% due 07/16/27                          24,664            25,444
Greenwich
      7.292% due 04/25/22 (d)                       2,031             2,057
      7.237% due 07/25/22 (d)                      10,251            10,353
      7.319% due 10/25/22 (d)                         263               266
      7.425% due 04/25/23 (d)                       3,279             3,325
      7.926% due 04/25/24 (d)                       4,411             4,486
      8.318% due 06/25/24 (d)                       5,243             5,368
      8.928% due 08/25/24 (d)                       7,862             8,083
      8.886% due 11/25/24 (d)                       2,473             2,542
Headlands Mortgage Securities, Inc.
      7.250% due 11/25/12                           7,183             7,300
Imperial CMB Trust
      5.992% due 09/25/26 (d)                      23,067            23,183
Independent National Mortgage Corp.
      6.650% due 10/25/24                           2,723             2,672
      8.278% due 11/25/24 (d)                       9,747             9,997
      7.310% due 07/25/25 (d)                      27,949            28,705
      8.079% due 07/25/25 (d)                      27,684            28,255
International Mortgage Acceptance Corp.
     12.250% due 03/01/14                             540               587
J.P. Morgan & Co.
      9.000% due 10/20/20                          14,195            14,974
Kidder Peabody Acceptance Corp.
      8.390% due 05/20/18                             404               410
      8.193% due 03/25/24 (d)                      13,709            13,781
      8.193% due 09/25/24 (d)                      20,000            20,244
Marine Midland
      8.000% due 04/25/23                              23                24
      8.000% due 10/25/23                             350               358
Merrill Lynch Mortgage
      6.875% due 06/15/21 (d)                       8,470             8,653
      7.714% due 06/15/21 (d)                       7,949             8,144
      8.173% due 06/25/22 (d)                       6,702             6,763
Nascor
      6.750% due 04/30/28                          27,707            26,668
Nomura Asset Securities Corp.
      8.076% due 05/25/24 (d)                      10,687            10,978
Norwest Mortgage
     12.500% due 02/01/14                           1,049             1,121
     12.250% due 04/01/14                              94                98
PaineWebber Mortgage
      6.000% due 04/25/09                          11,951            11,572
PNC Mortgage Securities Corp.
      7.000% due 06/25/13                          14,000            14,042
Prudential Bache
      6.213% due 09/01/18 (d)                         479               478
      9.000% due 01/01/19                             535               535
      8.400% due 03/20/21                           4,646             4,819
Prudential Home
      8.000% due 06/25/22                          21,019            21,466
      6.950% due 11/25/22                             222               219
      7.000% due 04/25/23                             785               782
      8.217% due 11/25/23 (d)                      10,164            10,446
      8.295% due 11/25/23 (d)                         872               895
      7.000% due 02/25/24                             541               540
      6.000% due 05/25/24                              23                23
      7.750% due 10/25/24                           4,611             4,640
      7.500% due 06/25/25                           2,730             2,741
PSB Financial Corp.
     11.050% due 12/01/15                             977             1,044
Residential Asset Securities Corp.
      6.450% due 10/25/12                           8,000             8,000
      7.000% due 03/25/27 (d)                         245               246
      7.250% due 05/25/27 (d)                         345               349

44     See accompanying notes

                                                 Principal
                                                    Amount             Value
                                                    (000s)            (000s)
=============================================================================

Residential Funding
      6.750%  due 01/25/06                   $      41,236     $      41,342
      7.000%  due 08/25/08                          18,545            18,747
      6.500%  due 09/25/08                           7,000             6,954
      6.500%  due 01/25/13                         215,551           215,180
      8.500%  due 05/25/17                             109               113
      8.000%  due 01/25/23                          10,000            10,333
      7.250%  due 07/25/23                           6,334             6,340
      7.750%  due 07/25/24                               6                 6
      7.993%  due 10/25/24 (d)                      12,158            12,401
      7.500%  due 09/25/25                          18,183            18,649
      5.400%  due 10/25/27 (d)                      11,938            11,814
Resolution Trust Corp.
      7.573%  due 02/25/20 (d)                         197               198
      7.261%  due 09/25/20 (d)                      15,471               155
      6.043%  due 01/25/21 (d)                       1,055             1,046
      8.457%  due 06/25/21 (d)                       2,320             2,333
      8.718%  due 08/25/21 (d)                      21,412            21,940
      7.940%  due 09/25/21 (d)                       3,307             3,355
      6.260%  due 10/25/21 (d)                         268               268
      6.688%  due 10/25/21 (d)                       1,240             1,242
      8.143%  due 10/25/21 (d)                         275               278
      8.625%  due 10/25/21                             300               304
      7.549%  due 01/25/22 (d)                       2,898             2,908
      7.772%  due 03/25/22 (d)                       6,691             6,752
      8.521%  due 05/25/22 (d)                       2,871             2,946
      6.950%  due 06/25/23 (d)                       2,524             2,524
      7.437%  due 08/25/23 (d)                       2,001             2,006
      7.500%  due 08/25/23                             240               240
      9.450%  due 05/25/24                          19,693            19,786
     10.261%  due 05/25/24 (d)                       2,323             2,349
      6.688%  due 07/25/24 (d)                         460               461
      7.100%  due 12/25/24                           1,500             1,535
      7.750%  due 03/25/25                           5,000             4,992
      7.491%  due 07/25/28 (d)                      14,001            13,974
      7.251%  due 10/25/28 (d)                      27,951            28,255
      7.334%  due 10/25/28 (d)                      13,398            13,600
      7.108%  due 05/25/29 (d)                       5,203             5,272
      7.583%  due 05/25/29 (d)                       6,810             6,944
Rural Housing Trust
      3.330%  due 10/01/28                             385               355
Ryan Mortgage Acceptance Corp.
      9.450%  due 10/01/16                             170               179
Ryland Acceptance Corp.
      9.000%  due 12/01/16                             877               909
     11.500%  due 12/25/16                             207               208
      8.000%  due 09/25/22                           2,593             2,599
      8.200%  due 09/25/22                             100               103
     14.000%  due 11/25/31                           1,853             2,053
Ryland Mortgage Securities Corp.
      7.973%  due 08/25/22 (d)                       3,662             3,712
      7.500%  due 08/25/24                              66                67
      7.277%  due 08/25/29 (d)                       8,039             8,265
      6.987%  due 10/25/31 (d)                      14,626            14,735
Salomon Brothers Mortgage Securities
      7.605%  due 11/25/22 (d)                       1,543             1,574
      8.391%  due 07/01/24 (d)                      13,973            14,471
Santa Barbara Savings
      9.500%  due 11/20/18                           4,577             4,609
Saxon Mortgage
      7.899%  due 08/25/23 (d)                      42,310            43,434
      8.378%  due 09/25/24 (d)                      13,027            13,491
Sears Mortgage
      8.000%  due 03/25/22                             627               626
      7.220%  due 09/25/22 (d)                       3,263             3,315
      7.852%  due 12/25/22 (d)                       8,162             8,248
      8.457%  due 05/25/32 (d)                      13,095            13,050
Securitized Asset Sales, Inc.
      7.821%  due 10/25/23 (d)                       5,708             5,867
      7.857%  due 12/26/23 (d)                       5,530             5,675
      5.944%  due 02/25/28                          16,320            16,270
Security Pacific National Bank
      6.336%  due 03/01/18 (d)                         148               144
Vendee Mortgage
      7.000%  due 02/15/00                           5,050             5,092
      7.750%  due 03/15/16                             600               620
      7.750%  due 05/15/18                             550               568
Western Federal Savings & Loan
      7.104%  due 07/01/21 (d)                       9,263             9,300
                                                               --------------
                                                                   2,158,509
                                                               ==============
Federal Home Loan Mortgage Corporation 14.6%
      5.250%  due 12/01/98                               1                 1
      5.500%  due 04/01/01-03/01/10 (g)                466               462
      5.750%  due 08/15/20                             300               296
      6.000%  due 12/01/98-05/13/28 (g)            450,567           435,078
      6.199%  due 07/01/27 (d)                           9                 9
      6.500%  due 06/01/03-05/13/28 (g)          1,853,556         1,833,473
      6.775%  due 11/01/03                              70                70
      7.000%  due 01/01/00-03/01/26 (d)(g)           8,862             8,977
      7.210%  due 10/25/23 (d)                      28,956            30,013
      7.500%  due 05/01/99-01/01/27 (d)(g)          16,080            16,519
      7.540%  due 10/25/17 (d)                       2,665             2,651
      7.589%  due 09/01/23 (d)                       4,012             4,140
      7.611%  due 07/01/23 (d)                       3,817             3,931
      7.625%  due 01/01/19 (d)                          20                20
      7.706%  due 05/01/23 (d)                       5,425             5,595
      7.733%  due 04/01/23 (d)                       1,210             1,250
      7.747%  due 10/01/23 (d)                       5,166             5,332
      7.750%  due 04/01/07                              50                51
      7.757%  due 10/01/23 (d)                       3,140             3,242
      7.820%  due 08/01/23 (d)                          25                25
      7.834%  due 01/01/24 (d)                         942               973
      7.839%  due 04/01/24 (d)                      16,224            16,919
      7.844%  due 04/01/29 (d)                       3,887             4,061
      7.848%  due 09/01/23 (d)                      27,091            27,786
      7.870%  due 06/01/24 (d)                       2,875             2,952
      7.873%  due 09/01/23 (d)                       6,189             6,390
      7.889%  due 11/01/23 (d)                       1,907             1,967
      7.900%  due 05/01/23 (d)                       2,809             2,903
      7.909%  due 07/01/22 (d)                       1,795             1,854
      7.939%  due 11/01/23 (d)                         976             1,001
      7.950%  due 10/01/23 (d)                       1,213             1,262
      7.974%  due 10/01/23 (d)                       2,007             2,097
      7.996%  due 01/01/24 (d)                       1,137             1,166
      8.000%  due 10/01/07-06/01/26 (g)              4,510             4,677
      8.031%  due 07/01/23 (d)                       1,355             1,412
      8.047%  due 08/01/23-07/01/24 (d)(g)          21,060            21,822
      8.048%  due 11/01/23 (d)                       1,424             1,468
      8.099%  due 09/01/23 (d)                       6,934             7,211
      8.152%  due 08/01/23 (d)                       2,894             3,005
      8.178%  due 08/01/24 (d)                         481               498
      8.185%  due 08/01/23 (d)                       1,296             1,336
      8.206%  due 10/01/23 (d)                       4,765             4,947
      8.250%  due 08/01/07-12/01/09 (g)                216               222
      8.500%  due 09/01/01-05/13/28 (g)            115,944           121,090
      8.750%  due 02/01/01-09/01/10 (g)                376               386
      8.900%  due 11/15/20                          29,911            31,523
      9.000%  due 01/01/02-09/15/20 (g)              1,246             1,303
      9.250%  due 06/01/09-08/01/09 (g)                133               141
      9.500%  due 08/01/01-06/01/21 (g)              3,127             3,329
     10.000%  due 06/01/04-11/15/19 (g)              1,642             1,731
     10.250%  due 03/15/09-05/01/09 (g)              2,149             2,326
     11.000%  due 12/01/99-07/01/19 (g)              1,186             1,314
     11.250%  due 10/01/09-09/01/15 (g)                197               219
     11.500%  due 03/01/00-05/01/00 (g)                 22                24
     12.500%  due 07/01/99                               3                 3
     13.250%  due 10/01/13                              84                98
     14.000%  due 04/01/16                              36                41
     15.500%  due 08/01/11-11/01/11 (g)                 19                23
     16.250%  due 05/01/11-11/01/11 (g)                 12                14
                                                               --------------
                                                                   2,632,629
                                                               ==============
Federal Housing Administration 0.8%
      7.125%  due 03/01/34                           4,483             4,537
      7.211%  due 12/01/21                           3,347             3,429
      7.316%  due 05/01/19-11/01/19 (g)             11,760            12,019
      7.375%  due 03/01/19-01/01/24 (g)             17,551            18,055
      7.399%  due 02/01/21                           2,669             2,746
      7.430%  due 12/01/16-05/01/25 (g)             86,964            90,401
      7.450%  due 12/01/21                          12,179            12,472
      7.650%  due 11/01/18                             167               173
                                                               --------------
                                                                     143,832
                                                               ==============

                                                     See accompanying notes   45

Total Return Fund
March 31, 1998                                    Principal
                                                     Amount            Value
                                                     (000s)           (000s)
=============================================================================

Federal National Mortgage Association 6.3%
      5.450%  due 04/08/98 (d)                 $       300   $           300
      5.650%  due 04/25/05                             200               199
      6.000%  due 11/01/03-03/01/24 (g)              9,330             9,149
      6.199%  due 05/01/27-05/01/36 (d)(g)          78,054            78,611
      6.200%  due 02/01/28 (d)                       2,418             2,436
      6.201%  due 05/01/36 (d)                       4,997             5,043
      6.203%  due 08/01/29 (d)                      10,180            10,255
      6.205%  due 05/01/36 (d)                      30,376            30,653
      6.207%  due 02/01/18-03/01/33 (d)(g)          62,588            63,093
      6.210%  due 05/01/36 (d)                      35,161            35,483
      6.213%  due 04/01/18-11/01/35 (d)(g)          52,241            52,674
      6.222%  due 11/01/28 (d)                       2,602             2,621
      6.227%  due 04/01/27 (d)                         279               280
      6.250%  due 07/25/07-04/01/19 (d)(g)           1,112             1,124
      6.500%  due 11/01/03-05/13/28 (g)            543,922           537,671
      6.750%  due 08/01/03-09/25/22 (g)              1,150             1,158
      6.834%  due 07/01/03                              69                71
      6.921%  due 11/01/25 (d)                      12,874            13,429
      6.950%  due 03/25/26                             300               304
      7.000%  due 05/25/99-12/20/27 (g)             48,700            49,159
      7.250%  due 05/01/02-01/01/23 (g)             11,497            11,664
      7.251%  due 09/01/22 (d)                       3,226             3,299
      7.285%  due 09/01/22 (d)                       3,891             3,995
      7.337%  due 09/01/25 (d)                       6,485             6,684
      7.500%  due 08/01/03-09/01/25 (g)             92,052            94,726
      7.690%  due 01/01/24 (d)                       1,716             1,781
      7.725%  due 03/01/25 (d)                       8,875             9,113
      7.728%  due 01/01/24 (d)                       1,159             1,199
      7.730%  due 12/01/23 (d)                       1,965             2,003
      7.737%  due 11/01/23 (d)                       2,480             2,563
      7.744%  due 11/01/25 (d)                       6,206             6,377
      7.750%  due 06/01/09-02/01/26 (d)(g)           2,066             2,139
      7.755%  due 07/01/24 (d)                      19,250            19,647
      7.783%  due 01/01/24 (d)                       5,922             6,133
      7.785%  due 05/01/26 (d)                       2,353             2,441
      7.795%  due 11/01/25 (d)                       4,206             4,336
      7.817%  due 01/01/26 (d)                       3,389             3,510
      7.832%  due 11/01/23 (d)                         946               977
      7.835%  due 10/01/23 (d)                         894               929
      7.858%  due 09/01/23 (d)                       6,423             6,733
      7.895%  due 12/01/23 (d)                       3,101             3,212
      7.919%  due 01/01/24 (d)                         318               332
      7.920%  due 03/01/26 (d)                      11,558            12,022
      8.000%  due 09/01/01-12/01/26 (g)             10,951            11,365
      8.004%  due 09/01/24 (d)                       3,768             3,887
      8.061%  due 05/01/24 (d)                       4,758             4,915
      8.250%  due 10/01/08-02/01/17 (g)                862               900
      8.500%  due 07/01/99-05/01/27 (g)              5,771             6,027
      9.000%  due 01/01/99-04/01/17 (g)              2,381             2,488
      9.500%  due 12/01/06-07/01/22 (g)                164               178
      9.750%  due 11/01/08                              88                94
     10.000%  due 03/01/21-05/01/22 (g)                872               954
     10.500%  due 12/01/16-04/01/22 (g)                995             1,093
     12.000%  due 05/01/16                              20                23
     13.000%  due 09/01/13                              55                64
     13.250%  due 09/01/11                              20                23
     14.500%  due 11/01/11-01/01/13 (g)                 75                91
     14.750%  due 08/01/12-11/01/12 (g)                288               333
     15.500%  due 10/01/12-12/01/12 (g)                 35                43
     15.750%  due 12/01/11-08/01/12 (g)                174               208
     16.000%  due 09/01/12                             191               238
                                                             ----------------
                                                                   1,132,452
                                                             ================
Government National Mortgage Association 16.6%
      5.650%  due 10/15/12                              13                12
      6.000%  due 10/15/08-01/20/28 (d)(g)         633,162           624,713
      6.500%  due 10/15/08-04/20/28 (d)(g)         818,779           821,416
      7.000%  due 07/15/08-09/20/27 (d)(g)       1,151,453         1,179,581
      7.375%  due 06/20/21-05/20/26 (d)(g)         250,587           257,423
      7.500%  due 08/15/05-02/15/28 (g)             42,005            43,218
      7.875%  due 04/20/23 (d)                         746               770
      8.000%  due 08/15/05-04/20/28 (g)             45,612            47,242
      8.250%  due 08/15/04-07/15/08 (g)                618               648
      8.500%  due 06/15/01-08/15/16 (g)                274               287
      8.750%  due 03/15/07-07/15/07 (g)                163               173
      9.000%  due 09/15/01-07/20/22 (g)              7,877             8,513
      9.250%  due 10/15/01-03/15/06 (g)                437               454
      9.500%  due 04/15/01-08/15/23 (g)              8,021             8,778
      9.750%  due 09/15/02-01/15/21 (g)                337               358
     10.000%  due 06/20/01-02/15/25 (g)              6,023             6,649
     10.250%  due 10/15/98-12/15/99 (g)                 58                59
     10.500%  due 06/15/04                             137               145
     10.750%  due 08/15/98-09/15/98 (g)                  7                 7
     11.000%  due 05/15/04-06/15/13 (g)                 89                95
     11.250%  due 03/15/01-12/20/15 (g)                 63                70
     11.500%  due 04/15/13-05/15/13 (g)                 13                14
     12.000%  due 03/20/99-03/15/15 (g)                 97               110
     12.500%  due 01/15/11                               1                 2
     13.000%  due 12/15/12-10/15/14 (g)                 40                47
     13.250%  due 10/20/14                              20                23
     13.500%  due 11/15/12-12/15/12 (g)                  7                 8
     15.000%  due 09/15/12-10/15/12 (g)                 18                21
     16.000%  due 01/15/12-04/15/12 (g)                  9                11
     17.000%  due 11/15/11-12/15/11 (g)                114               137
                                                             ----------------
                                                                   3,000,984
                                                             ================
Other Mortgage-Backed Securities 0.8%
Aames Mortgage Trust
      7.275%  due 05/15/20                             405               411
Bank of America
      9.000%  due 03/01/08                              85                85
Citibank, N.A.
      8.000%  due 07/25/18                              91                91
Daiwa Mortgage
      7.500%  due 09/25/06 (d)                         130               131
DBL Mortgage Funding
      9.500%  due 08/01/19                              23                24
First Interstate Bancorp
      9.125%  due 01/01/09 (k)                          15                16
General Electric Credit Corp.
      8.000%  due 03/01/02 (k)                         100               102
German American Capital Corp.
      8.360%  due 09/30/02                           3,737             3,830
      6.581%  due 07/01/18 (d)                       9,490             9,365
Great Western Savings & Loan
      6.060%  due 08/01/17 (d)                         203               199
Guardian
      6.887%  due 12/25/18 (d)                         398               345
Home Savings of America
      8.464%  due 08/01/06                              97                97
      5.873%  due 05/25/27 (d)                       3,801             3,715
      6.386%  due 08/25/29 (d)                      14,872            14,945
Imperial Savings & Loan
     10.000%  due 09/01/16 (k)                         233               246
      8.235%  due 01/25/17 (d)                         108               108
      8.840%  due 07/25/17 (d)                         389               388
LTC Commercial Corp.
      7.100%  due 11/28/12                           3,915             3,970
Manufacturers Mortgage Housing
     13.250%  due 01/15/99                             237               252
MDC Mortgage Funding
      8.841%  due 01/25/25 (d)                         993             1,019
Merrill Lynch Mortgage
      9.250%  due 12/15/09                              27                27
      7.495%  due 06/15/21 (d)                       1,775             1,830
Mid-State Trust
      8.330%  due 04/01/30                          74,150            80,256
Morgan Stanley Mortgage
      8.150%  due 07/20/21                              13                13
Resolution Trust Corp.
      7.775%  due 05/25/29 (d)                       6,215             6,333
Ryland Acceptance Corp.
      7.644%  due 11/28/22 (d)                         749               761
Salomon Brothers Mortgage Securities
     11.500%  due 09/01/15                           1,632             1,775
Sears Mortgage
     12.000%  due 02/25/14                           1,238             1,316
      6.855%  due 06/25/22 (d)                         903               913
      7.588%  due 10/25/22 (d)                       4,713             4,859
Structured Asset Securities Corp.
      5.890%  due 01/25/00 (d)                      14,397            14,397

46  See accompanying notes

                                                 Principal
                                                    Amount             Value
                                                    (000s)            (000s)
=============================================================================

Western Federal Savings & Loan
      6.614%  due 11/25/18 (d)                 $       296   $           296
      6.664%  due 03/25/19 (d)                       2,092             2,100
                                                             ----------------
                                                                     154,215
                                                             ================
Stripped Mortgage-Backed Securities 0.1%
Federal Home Loan Mortgage Corp. (IO)
     10.038%  due 09/15/05                              32                 3
      6.500%  due 11/15/06                           2,573               195
      6.500%  due 03/15/07                           3,516               260
      5.750%  due 09/15/07 (d)                      12,960             1,040
      5.428%  due 02/15/08 (d)                         940               103
     11.651%  due 01/15/16                              32                 3
      6.500%  due 08/15/16                           3,644               264
      7.000%  due 04/15/18                           3,531               289
      9.993%  due 11/15/18                             224                28
      8.845%  due 01/15/21                             469                92
      9.000%  due 05/15/22                             240                45
Federal Home Loan Mortgage Corp. (PO)
      0.000%  due 06/15/21                           4,380             4,173
Federal National Mortgage Assn. (IO)
      6.750%  due 09/25/04                              79                 4
      7.000%  due 06/25/05                               6                 0
     10.458%  due 07/25/05 (d)                         968                93
      6.500%  due 07/25/06                           5,715               440
      6.500%  due 02/25/07                           4,582               434
      6.500%  due 07/25/07                           1,411               109
      6.500%  due 09/25/07                           6,863               589
      6.500%  due 10/25/07                           2,354               206
      0.950%  due 03/25/09 (d)                      51,708             1,218
      7.000%  due 08/25/15                           3,792               215
      7.000%  due 08/25/16                             946                63
      6.500%  due 08/25/20                           2,666               555
     10.070%  due 01/25/21                             158                35
      9.032%  due 08/25/21                           2,208               471
      0.950%  due 11/25/21 (d)                      50,615               899
      6.500%  due 01/25/23                           5,364               902
Federal National Mortgage Assn. (PO)
      0.000%  due 09/01/07                           1,250             1,007
      0.000%  due 02/25/21                           5,355             4,905
      0.000%  due 06/25/22                           3,209             2,873
      0.000%  due 08/25/23                             489               342
PaineWebber (IO)
     13.595%  due 08/01/19                             280                90
Vendee Mortgage (IO)
      0.542%  due 06/15/23 (d)                     216,368             4,626
                                                             ----------------
                                                                      26,571
                                                             ----------------
Total Mortgage-Backed Securities                                   9,249,192
(Cost $9,179,484)                                            ================

-----------------------------------------------------------------------------
ASSET-BACKED SECURITIES 5.8%
-----------------------------------------------------------------------------

AFC Home Equity Loan Trust
      7.402%  due 10/25/26 (d)                       9,544             9,689
      6.550%  due 01/25/27 (d)                       3,529             3,528
Allied Waste Industries, Inc.
      7.125%  due 12/05/03                           5,880             5,880
Arcadia Automobile Receivables Trust
      6.300%  due 07/16/01                           9,000             9,048
Associates Manufactured Housing
      7.000%  due 03/15/27                             900               923
Auto Receivables Trust
      6.500%  due 04/16/03                          34,352            34,352
California Infrastructure
      5.940%  due 09/25/00                          16,158            16,159
      5.970%  due 12/25/00                           6,187             6,193
      5.980%  due 12/26/00                          28,495            28,540
      6.010%  due 06/25/01                          99,300            99,486
Case Equipment Loan Trust
      6.150%  due 09/15/02                           2,474             2,484
Chase Manhattan Grantor Trust
      6.000%  due 09/17/01                           3,568             3,576
      5.900%  due 11/15/01                           9,971             9,988
      6.610%  due 09/15/02                           5,340             5,387
Conti Mortgage Home Equity Loan Trust
      5.588%  due 10/15/12 (d)                      38,000            38,006
      6.990%  due 03/15/21                             350               356
Copelco Capital Funding Corp.
      6.340%  due 07/20/04                              68                69
CSXT Trade Receivables
      5.050%  due 09/25/99                             500               499
Daimler-Benz
      6.050%  due 03/20/05                          12,339            12,333
Daimler-Benz Vehicle Trust
      5.850%  due 07/20/03                          24,239            24,224
Delta Air Lines Equipment Trust
      9.230%  due 07/02/02                          12,862            13,680
     10.500%  due 01/02/07 (k)                       7,412             8,924
     10.570%  due 01/02/07 (k)                      15,881            20,017
      9.550%  due 01/02/08 (k)                       7,773             8,773
     10.000%  due 06/05/13 (k)                      10,828            13,675
Discover Card Trust
      6.062%  due 10/16/13 (d)                         400               408
EQCC Home Equity Loan Trust
      6.100%  due 10/15/03                           5,463             5,472
      6.710%  due 07/15/11                             330               335
Equivantage Home Equity Loan Trust
      6.550%  due 04/01/27                             200               201
Federal-Mogul Corp.
      7.690%  due 06/30/99                             813               812
      7.750%  due 06/30/99                           3,049             3,043
      7.914%  due 06/30/99 (d)                      14,638            14,610
      7.940%  due 12/31/05                           1,319             1,316
      8.000%  due 12/31/05 (d)                       4,945             4,935
      8.164%  due 12/31/05 (d)                      23,737            23,691
First Omni Bank
      6.650%  due 09/15/03 (d)                       1,500             1,532
First Security Auto Grantor Trust
      6.100%  due 04/15/03                           3,767             3,766
First Union Master Credit Card Trust
      5.858%  due 09/15/03                          88,750            89,006
Flag Limited
      9.400%  due 12/15/04 (d)                      15,000            15,000
Ford Credit Grantor Trust
      6.750%  due 09/15/00                           1,250             1,264
      5.900%  due 10/15/00                          10,464            10,478
Ford Motor Credit Corp.
      5.500%  due 02/15/03                           5,300             5,232
Fred Meyer, Inc.
      8.750%  due 03/19/03 (d)                     110,000           108,350
General Motors Acceptance Corp.
      6.500%  due 04/15/02                          43,011            43,253
Green Tree Financial Group
      7.150%  due 07/15/27                           1,025             1,051
Green Tree Home Improvement Loan Trust
      6.100%  due 01/15/28                           3,845             3,850
IMC Home Equity Loan Trust
      5.765%  due 05/21/12 (d)                      47,110            47,111
      7.429%  due 07/25/26 (d)                       1,475             1,499
Integrated Health Services
      7.625%  due 09/16/04 (d)                      15,000            14,858
MBNA Master Credit Card Trust
      6.050%  due 11/15/02                             245               246
Metlife Capital Equipment Loan Trust
      6.850%  due 05/20/08 (d)                         320               330
National Medical Care
      6.969%  due 09/30/03 (d)                      41,250            41,095
NationsBank Auto Owner Trust
      6.375%  due 07/15/00                           1,700             1,707
NationsBank Corp.
      5.850%  due 06/15/02                             349               350
Newcourt Receivable Asset Trust
      6.240%  due 12/20/04                              35                35
Olympic Automobile Receivables Trust
      5.700%  due 04/15/00                           1,802             1,804
      5.650%  due 01/15/01                             818               819
OSCC Home Equity
      6.950%  due 05/15/07                              92                93
Premiere Auto Trust
      6.575%  due 10/06/00                           1,975             1,992
Saxon Asset Securities Trust
      6.475%  due 11/25/20                             350               351

                                                      See accompanying notes  47

Total Return Fund
March 31, 1998                                    Principal
                                                     Amount             Value
                                                     (000s)            (000s)
==============================================================================

Sears Credit Account Master Trust
      6.050%  due 01/16/08                     $        500      $        502
Standard Credit Card Master Trust
      6.750%  due 06/07/00                              290               291
The Money Store Home Equity Trust
      6.815%  due 07/15/06                           24,545            24,676
      6.520%  due 08/15/09                           45,879            45,958
      6.205%  due 03/15/12                           25,000            25,000
      7.550%  due 02/15/20                              500               519
Total Renal Care
      7.504%  due 10/22/07 (d)                       33,000            33,083
UCFC Home Equity Loan
      6.381%  due 07/15/10                              250               250
United Air Lines Equipment Trust
      9.200%  due 03/22/08                            4,309             4,877
     10.360%  due 11/13/12                            7,000             9,097
     10.020%  due 03/22/14                            4,500             5,572
     10.850%  due 07/05/14                           34,111            44,611
     10.125%  due 03/22/15                           14,300            18,386
      9.060%  due 06/17/15                            5,000             5,486
      9.210%  due 01/21/17                            2,000             2,369
WFS Financial Owner Trust
      6.650%  due 08/20/00                            2,516             2,529
      6.050%  due 07/20/01                            3,000             2,997
      6.500%  due 09/20/01                           11,000            11,100
                                                                 -------------
Total Asset-Backed Securities                                       1,062,987
(Cost $984,857)                                                  =============

------------------------------------------------------------------------------
SOVEREIGN ISSUES 3.0%
------------------------------------------------------------------------------

Banco Nacional de Obra y Servicios
      6.875%  due 10/01/98                           19,500            19,159
City of Buenos Aires
     11.250%  due 04/11/07                            5,000             5,350
Hydro Quebec
      5.594%  due 04/15/99 (d)                       10,000             9,985
      9.400%  due 02/01/21                              500               650
      9.500%  due 11/15/30                            2,370             3,178
Kingdom of Sweden
     10.250%  due 11/01/15                              500               665
Providence of Newfoundland
      9.000%  due 06/01/19                              500               620
Province of Nova Scotia
      9.375%  due 07/15/02                            1,000             1,115
Province of Ontario
      6.125%  due 06/28/00                               50                50
      7.750%  due 06/04/02                              200               213
      7.625%  due 06/22/04                            1,000             1,079
      7.000%  due 08/04/05                            1,000             1,054
Province of Quebec
      5.960%  due 06/21/99 (d)                       50,000            50,201
      7.500%  due 07/15/02                            6,000             6,275
Republic of Argentina
      5.719%  due 04/01/00 (d)                       21,611            21,140
      5.615%  due 04/01/01 (d)                       15,365            14,805
      6.688%  due 03/31/05 (d)                      369,408           340,778
      8.726%  due 04/10/05 (d)                       25,600            25,600
Republic of Philippines
      6.656%  due 01/05/05 (d)                        7,467             7,065
Republic of Poland
      6.688%  due 10/27/24 (d)                       35,000            34,346
                                                                 -------------
Total Sovereign Issues                                                543,328
(Cost $502,717)                                                  =============

------------------------------------------------------------------------------
FOREIGN CURRENCY-DENOMINATED ISSUES (c)(f) 2.3%
------------------------------------------------------------------------------

City of Montreal
     11.500%  due 09/20/00                    C$      7,000             5,611
Commonwealth of Australia
      8.750%  due 01/15/01                    A$      4,235             3,069
      9.750%  due 03/15/02                            3,665             2,811
     10.000%  due 10/15/02                            6,940             5,450
     10.000%  due 02/15/06                            1,600             1,349
     10.000%  due 10/15/07                           98,000            84,937
Commonwealth of Canada
      6.500%  due 06/01/04                    C$      1,000               750
      4.250%  due 12/01/26 (h)                      120,542            87,938
Commonwealth of New Zealand
      6.500%  due 02/15/00                    N$    160,000            86,289
      8.000%  due 02/15/01                            8,890             4,949
     10.000%  due 03/15/02                          107,500            64,334
      8.000%  due 04/15/04                            7,000             3,996
      4.500%  due 02/15/16 (h)                       23,000            12,119
Petroleos Mexicanos
      7.750%  due 09/30/98                   FF       5,000               818
Province of Saskatchewan
      9.125%  due 02/15/21                    C$      3,000             3,866
Republic of Argentina
      2.976%  due 04/01/01 (d)               AP      45,927            43,164
Reynolds, R.J.
      6.875%  due 11/22/00                   DM       9,500             5,271
                                                                 -------------
Total Foreign Currency-Denominated Issues                             416,721
(Cost $455,678)                                                  =============

------------------------------------------------------------------------------
PREFERRED STOCK 0.4%
------------------------------------------------------------------------------

                                                     Shares

Banco Bilbao Vizcaya International                  266,217             7,288
Barclays Bank                                       215,500             6,182
California Federal Bank                              50,000             5,669
Sanwa International                           7,494,000,000            55,428
Time Warner, Inc.                                         0                 1
Unocal Capital Trust                                    402                22
                                                                 -------------
Total Preferred Stock                                                  74,590
(Cost $77,347)                                                   =============

------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 18.1%
------------------------------------------------------------------------------

                                                  Principal
                                                     Amount
                                                     (000s)
Certificates of Deposit 5.5%
Bank of Tokyo
      6.010%  due 05/11/98                     $     55,000            55,000
      6.040%  due 05/11/98                           95,000            94,991
      6.050%  due 05/13/98                            5,000             5,000
      6.470%  due 06/18/98                           20,000            20,000
Bankers Trust
      5.900%  due 07/07/98                          120,000           119,953
      5.900%  due 07/14/98                           39,500            39,500
      5.970%  due 08/28/98                           10,000             9,996
Deutsche Bank
      5.930%  due 06/16/98                          250,000           250,000
      5.950%  due 06/16/98                           10,000            10,000
Landesbank Hessen-Thueringen
      5.930%  due 06/30/98                          210,000           210,000
Sanwa Bank Limited
      6.160%  due 05/11/98                          155,000           155,000
      6.530%  due 06/22/98                           30,000            30,042
                                                                 -------------
                                                                      999,482
                                                                 =============
Commercial Paper 9.7%
Abbott Laboratories
      5.500%  due 04/21/98                            5,000             4,985
      5.520%  due 04/21/98                              900               897
American Express Credit
      5.540%  due 04/03/98                           15,000            14,995
      5.520%  due 04/15/98                            3,400             3,393
      5.520%  due 04/27/98                            1,700             1,693
AT&T Capital Corp.
      5.856%  due 05/05/98                           16,000            15,912
      5.875%  due 05/05/98                            3,000             2,983
      5.900%  due 06/05/98                           30,000            29,697
Australian Wheat Board
      5.460%  due 04/06/98                            9,600             9,593
      5.450%  due 04/23/98                            2,200             2,193
      5.530%  due 04/23/98                              100               100

48  See accompanying notes

                                                 Principal
                                                    Amount             Value
                                                    (000s)            (000s)
=============================================================================

BellSouth Telecommunications, Inc.
      5.510%  due 04/22/98                     $       100       $       100
      5.520%  due 04/28/98                             400               398
      5.490%  due 05/08/98                          11,800            11,733
Caisse d'Amortissement
      5.520%  due 04/27/98                           1,700             1,693
      5.510%  due 05/04/98                           1,300             1,293
      5.560%  due 06/12/98                          70,000            69,217
      5.640%  due 06/12/98                          30,000            29,665
Campbell Soup Co.
      5.500%  due 05/01/98                           1,600             1,593
      5.540%  due 06/12/98                          50,000            49,441
E.I. Du Pont de Nemours
      5.510%  due 04/06/98                           2,800             2,798
      5.510%  due 04/07/98                          22,500            22,479
      5.440%  due 04/09/98                           7,500             7,491
      5.540%  due 04/28/98                          12,600            12,548
      5.530%  due 05/04/98                          18,300            18,207
      5.520%  due 06/03/98                          50,000            49,510
      5.530%  due 06/05/98                          50,000            49,495
Emerson Electric Co.
      5.510%  due 04/27/98                           1,000               996
      5.500%  due 04/30/98                           7,900             7,865
Export Development Corp.
      5.430%  due 04/09/98                           8,800             8,789
      5.520%  due 04/22/98                           2,000             1,994
Federal Farm Credit Bank
      5.500%  due 04/02/98                           5,300             5,299
Federal Home Loan Mortgage Corp.
      5.485%  due 04/21/98                          15,300            15,253
      5.510%  due 04/23/98                             100               100
Federal National Mortgage Assn.
      5.490%  due 04/30/98                           7,000             6,969
Florida Power Corp.
      5.520%  due 04/21/98                           3,600             3,589
      5.500%  due 06/09/98                           1,200             1,187
Ford Motor Credit Corp.
      5.550%  due 04/03/98                          10,300            10,297
      5.480%  due 04/06/98                           6,000             5,995
      5.520%  due 04/08/98                          90,200            90,103
      5.480%  due 04/09/98                           3,000             2,996
      5.540%  due 04/16/98                           2,200             2,195
General Electric Capital Corp.
      5.560%  due 04/03/98                           4,100             4,099
      5.550%  due 04/06/98                          65,000            64,950
      5.470%  due 04/08/98                          72,900            72,822
      5.520%  due 04/09/98                           9,000             8,989
      5.550%  due 04/16/98                           5,700             5,687
      5.470%  due 04/20/98                           1,600             1,595
      5.530%  due 04/28/98                          20,000            19,917
      5.520%  due 06/05/98                             500               495
      5.560%  due 06/09/98                         128,000           126,628
      5.560%  due 06/11/98                          70,000            69,229
      5.660%  due 06/11/98                          14,000            13,846
General Motors Acceptance Corp.
      5.530%  due 04/08/98                          23,000            22,975
      5.570%  due 04/08/98                          36,300            36,261
      5.580%  due 04/24/98                           1,200             1,196
      5.540%  due 04/29/98                           2,000             1,991
      5.580%  due 06/10/98                          82,000            81,109
IBM Credit Corp.
      5.490%  due 04/08/98                             500               499
      5.530%  due 04/16/98                           7,100             7,084
Kellogg Co.
      5.530%  due 04/17/98                             200               200
KFW International Finance, Inc.
      5.520%  due 04/03/98                             100               100
      5.510%  due 04/07/98                          25,000            24,977
      5.520%  due 04/16/98                             100               100
      5.530%  due 04/16/98                             700               698
      5.530%  due 05/05/98                          80,000            79,582
Kingdom of Sweden
      5.410%  due 04/02/98                           7,450             7,449
Motorola, Inc.
      5.490%  due 05/11/98                           4,500             4,473
      5.490%  due 05/12/98                             100                99
National Rural Utilities Cooperative
      5.460%  due 04/07/98                           1,300             1,299
      5.430%  due 04/09/98                          28,800            28,765
      5.490%  due 05/07/98                             600               597
      5.500%  due 05/21/98                             600               595
      5.500%  due 06/11/98                           1,000               989
      5.510%  due 06/12/98                           1,300             1,285
      5.480%  due 06/16/98                           1,700             1,680
      5.500%  due 06/16/98                           2,000             1,976
      5.500%  due 07/10/98                          49,000            48,251
New Center Asset Trust
      5.490%  due 04/07/98                          79,000            78,928
      5.450%  due 04/08/98                          42,800            42,755
      5.540%  due 04/09/98                           3,000             2,996
      5.530%  due 04/22/98                           6,500             6,479
      5.570%  due 05/13/98                           3,900             3,875
      5.530%  due 05/20/98                          30,000            29,774
Oesterreichische
      5.500%  due 04/20/98                           1,000               997
      5.570%  due 04/22/98                          15,000            14,951
Ontario Hydro
      5.520%  due 04/06/98                          16,000            15,988
      5.500%  due 05/21/98                           9,000             8,931
Pfizer, Inc.
      5.500%  due 05/08/98                          50,000            49,717
Procter & Gamble Co.
      5.510%  due 04/14/98                           3,100             3,094
      5.500%  due 04/15/98                           3,000             2,994
      5.510%  due 05/14/98                          59,800            59,406
Shell Oil Co.
      5.490%  due 04/29/98                           1,600             1,593
      5.540%  due 04/29/98                          50,000            49,785
Southwestern Public Service Co.
      5.530%  due 05/08/98                             800               795
TCI Communications, Inc.
      6.062%  due 05/08/98                          50,000            49,688
Wisconsin Electric Power & Light
      5.500%  due 04/10/98                             700               699
Wool International
      5.490%  due 05/29/98                           5,000             4,956
                                                                 ------------
                                                                   1,748,617
                                                                 ============
Repurchase Agreements 2.4%
State Street Bank
      5.000%  due 04/01/98                          32,569            32,569
      (Dated 03/31/98. Collateralized by
      U.S. Treasury Note 6.125% 05/15/98
      valued at $33,221,025. Repurchase
      proceeds are $32,573,523.)

Daiwa Securities America
      5.800%  due 04/01/98                         288,000           288,000
      (Dated 03/31/98. Collateralized by
      U.S. Treasury Note 6.250% 04/30/01
      valued at $14,568,824. and U.S.
      Treasury Note 6.000% 06/30/99 valued
      at $25,935,030 and U.S. Treasury Note
      5.625% 12/31/99 valued at $250,077,500.
      Repurchase proceeds are $288,046,400.)

First Boston
      5.800%  due 04/01/98                         106,300           106,300
      (Dated 03/31/98. Collateralized by U.S.
      Treasury Note 6.375% 05/15/99 valued
      at $106,562,365.  Repurchase proceeds are
      $106,317,126.)
                                                                 ------------
                                                                     426,869
                                                                 ============
U.S. Treasury Bills (b)(g) 0.5%
      5.040%  due 04/16/98-12/10/98                 95,715            94,667
                                                                 ------------
Total Short-Term Instruments                                       3,269,635
Cost $3,269,580)                                                 ============


                                                      See accompanying notes  49

Total Return Fund
March 31, 1998

                                                                       Value
                                                                      (000s)
==============================================================================

Total Investments (a) 120.2%                                     $21,746,274
(Cost $21,634,433)

Written Options (e) (0.0%)                                            (1,459)
(Premiums $3,653)

Other Assets and Liabilities (Net) (20.2%)                        (3,653,104)
                                                                 -------------

Net Assets  100.0%                                               $18,091,711
                                                                 =============


Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                        $   204,637

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                          (94,860)
                                                                 -------------

Unrealized appreciation-net                                      $   109,777
                                                                 =============

(b) Securities with an aggregate market value of $94,667
have been segregated with the custodian to cover margin
requirements for the following open future contracts at
March 31, 1998:
                                                                  Unrealized
Type                                            Contracts       Depreciation
------------------------------------------------------------------------------
Eurodollar June Futures (06/98)                       240    $          (108)
U.S. Treasury 2 Year Note (06/98)                      28                 (3)
U.S. Treasury 5 Year Note (06/98)                   6,455             (1,565)
U.S. Treasury 10 Year Note (06/98)                 30,605               (124)
U.S. Treasury 30 Year Bond (06/98)                 24,388             (1,645)
United Kingdom 90 Day Libor (06/98)                 5,772             (1,410)
                                                              ----------------
                                                              $       (4,855)
                                                              ================

(c) Foreign forward currency contracts outstanding at March 31, 1998:

                          Principal
                             Amount                              Unrealized
                            Covered             Expiration     Appreciation/
Type                    by Contract                  Month    (Depreciation)
------------------------------------------------------------------------------
Buy             C$           55,203                  04/98   $          343
Sell                        192,964                  06/98             (334)
Buy             DM            5,724                  05/98              (70)
Sell                         14,199                  05/98              162
Buy             BP           18,789                  04/98              (34)
Sell                         38,587                  04/98             (923)
Sell            JY        7,507,000                  06/98            2,584
Sell            N$           22,362                  04/98              293
                                                             -----------------
                                                             $        2,021
                                                             =================

(d) Variable rate security. The rate listed is as of March 31, 1998.

(e) Premiums received on written options:

Type                                               Par     Premium     Value
------------------------------------------------------------------------------
Call - CBOT U.S. Treasury 30 Year Bond (06/98)
   Strike @ 130.00 Exp. 05/16/98               $ 2,300  $      959  $     36

Put - CME Eurodollar June Futures (06/98)
   Strike @ 94.00 Exp. 06/15/98                  2,500         370        38

Call - CBOT U.S. Treasury 30 Year Bond (09/98)
   Strike @ 132.00 Exp. 08/22/98                 6,000       1,187       656

Call - OTC Sanwa Communications
   Strike @ 1,270.00  Exp. 02/26/99                465       1,137       728
                                                        ----------------------
                                                        $   3,653  $    1,459
                                                        ======================

(f) Principal amount denoted in indicated currency:

          A$ - Australian Dollar
          AP - Argentine Peso
          BP - British Pound
          C$ - Canadian Dollar
          DM - German Mark
          FF - French Franc
          JY - Japanese Yen
          N$ - New Zealand Dollar

(g) Securities are grouped by coupon and represent a range of maturities.

(h) Principal amount of the security is adjusted for inflation.

(i) Security becomes interest bearing at a future date.

(j) Swap agreements outstanding at March 31, 1998:

                                             Fixed      Notional    Unrealized
Type                                      Rate (%)        Amount  Appreciation
--------------------------------------------------------------------------------
Receive the 10-year Swap Spread and pay
a fixed rate. The 10-year Swap Spread is the difference between the 10-year Swap
Rate and the 10-year Treasury Rate.

Broker: Merrill Lynch
Exp. 04/11/02                                .3625  $    125,000   $       719

Broker: Merrill Lynch
Exp. 04/11/02                                .3650       187,500         1,060

Broker: Merrill Lynch
Exp. 04/18/02                                .3700        88,000           480

Broker: Merrill Lynch
Exp. 04/23/02                                .3700       131,000           714

Broker: Merrill Lynch
Exp. 05/02/02                                .3700       120,000           654

Broker: Merrill Lynch
Exp. 05/30/02                                .3700       230,000         1,254

Broker: Merrill Lynch
Exp. 06/05/02                                .3575       193,000         1,149

Broker: Deutsche Bank AG New York
Exp. 06/06/02                                .3650       100,000           565

Broker: J.P. Morgan
Exp. 11/28/02                                .4600        59,400           108
                                                                   -------------
                                                                   $     6,703
                                                                   =============


                                                                   Unrealized
                                                    Notional     Appreciation/
Type                                                  Amount    (Depreciation)
--------------------------------------------------------------------------------
Receive fixed rate equal to 6.405% and pay floating rate based on 6 month A$-LIBOR.

Broker: Deutsche Bank AG New York
Exp. 10/08/07                               A$       137,000       $     2,189

Receive floating rate based on 6 month
JY-LIBOR and pay fixed rate equal to
2.34%.

Broker: Deutsche Bank AG New York
Exp. 10/08/07                               JY    24,500,000            (2,712)
                                                                   -------------
                                                                   $      (523)
                                                                   =============
(k) Restricted security.

50  See accompanying notes

Schedule of Investments

Real Return Bond Fund
March 31, 1998                                    Principal
                                                     Amount            Value
                                                     (000s)           (000s)
-----------------------------------------------------------------------------
  CORPORATE BONDS AND NOTES 16.6%
-----------------------------------------------------------------------------

Banking and Finance 16.6%
Ford Motor Credit
      5.626%  due 02/13/03 (d)                 $       350       $       350
J.P. Morgan & Co.
      6.189%  due 02/15/12 (f)                         350               325
Salomon, Smith Barney Holdings
      3.650%  due 02/14/02 (f)                         255               246
Toyota Motor Credit Corp.
      4.816%  due 02/15/02 (f)                         400               385
                                                                 ------------
Total Corporate Bonds and Notes                                        1,306
(Cost $1,331)                                                    ============

-----------------------------------------------------------------------------
  U.S. GOVERNMENT AGENCIES 10.3%
-----------------------------------------------------------------------------

Federal Home Loan Bank
      4.121%  due 02/15/02 (d)                         350               340
Student Loan Marketing Assn.
      5.089%  due 02/20/00 (d)                         250               246
      5.674%  due 10/25/04 (d)                         226               226
                                                                 ------------
Total U.S. Government Agencies                                           812
(Cost $811)                                                      ============

-----------------------------------------------------------------------------
  U.S. TREASURY OBLIGATIONS 119.5%
-----------------------------------------------------------------------------

Treasury Inflation Protected Securities
      3.625%  due 07/15/02 (f)                       6,000             6,054
      3.625%  due 07/15/02 (f)                         404               400
      3.375%  due 01/15/07 (f)                       3,060             2,968
                                                                 ------------
Total U.S. Treasury Obligations                                        9,422
(Cost $9,526)                                                    ============

-----------------------------------------------------------------------------
  ASSET-BACKED SECURITIES 19.1%
-----------------------------------------------------------------------------

Capital Equipment Receivables Trust
      6.030%  due 02/15/00                             250               251
First Plus Home Loan Trust
      5.796%  due 10/10/06 (d)                         209               208
IMC Home Equity Loan Trust
      5.765%  due 05/21/12 (d)                         262               262
NationsBank Auto Owner Trust
      6.375%  due 07/15/00                             250               251
Pacific Southwest Bank
      6.060%  due 06/15/02                             116               116
Premiere Auto Trust
      6.150%  due 03/06/00                             250               251
The Money Store Home Equity Trust
      6.815%  due 07/15/06                             164               164
                                                                 ------------
Total Asset-Backed Securities                                          1,503
(Cost $1,500)                                                    ============

-----------------------------------------------------------------------------
  FOREIGN CURRENCY-DENOMINATED ISSUES (b)(c) 3.2%
-----------------------------------------------------------------------------

Commonwealth of Canada
      4.250%  due 12/01/26 (f)                C$       201               147
Commonwealth of New Zealand
      4.500%  due 02/15/16 (f)                N$       200               105
                                                                 ------------
Total Foreign Currency-Denominated Issues                                252
(Cost $271)                                                      ============

-----------------------------------------------------------------------------
  PREFERRED STOCK 4.2%
-----------------------------------------------------------------------------

                                                    Shares

Sanwa International                                 45,000               333
                                                                 ------------
Total Preferred Stock                                                    333
(Cost $355)                                                      ============

-----------------------------------------------------------------------------
  SHORT-TERM INSTRUMENTS 4.2%
-----------------------------------------------------------------------------

Commercial Paper 2.5%
BellSouth Telecommunications, Inc.
      5.510%  due 04/22/98                     $       100       $       100
      5.490%  due 05/20/98                             100                99
                                                                 ------------
                                                                         199
                                                                 ============
Repurchase Agreement 1.7%
State Street Bank
      5.000%  due 04/01/98                             131               131
                                                                 ------------
(Dated 03/31/98. Collateralized by U.S.
Treasury Note 5.250% 01/31/01 valued at
$134,552. Repurchase proceeds are $131,018.)

Total Short-Term Instruments                                             330
(Cost $330)                                                      ============

Total Investments (a) 177.1%                                     $    13,958
(Cost $14,124)

Written Options (e) (0.7%)                                               (55)
(Premiums $88)

Other Assets and Liabilities (Net) (76.4%)                            (6,021)
                                                                 ------------

Net Assets 100.0%                                                $     7,882
                                                                 ============

Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1998, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                   $        10

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (179)
                                                                 ------------

Unrealized depreciation-net                                      $      (169)
                                                                 ============

(b) Foreign forward currency contracts outstanding at March 31, 1998:

                           Principal
                              Amount                               Unrealized
                             Covered             Expiration     Appreciation/
Type                     by Contract                  Month    (Depreciation)
-----------------------------------------------------------------------------
Buy             C$               465                  04/98      $        (5)
Sell                             599                  04/98               (1)
Sell                              70                  06/98                0
Sell            JY            45,000                  06/98               16
Sell            N$               199                  04/98                3
                                                                 ------------
                                                                 $        13
                                                                 ============

(c) Principal amount denoted in indicated currency:
          C$ - Canadian Dollar
          JY - Japanese Yen
          N$ - New Zealand Dollar

(d) Variable rate security. The rate listed is as of March 31, 1998.

(e) Premiums received on written options:

                                                         Premiums
Type                                        Par          Received        Value
--------------------------------------------------------------------------------
Call - OTC Sanwa Communications
   Strike @ 1,270 Exp. 02/26/99         $    35          $     88      $    55

(f) Principal amount of the security is adjusted for inflation.

                                                      See accompanying notes  51

Schedule of Investments

Low Duration Fund
March 31, 1998

                                                  Principal
                                                     Amount             Value
                                                     (000s)            (000s)
--------------------------------------------------------------------------------
  CORPORATE BONDS AND NOTES 14.1%
--------------------------------------------------------------------------------

Banking and Finance 5.3%
Associates Corp. of North America
      7.250% due 05/15/98                  $           500   $           501
      7.500% due 05/15/99                            1,000             1,016
AT&T Capital Corp.
      6.260% due 04/30/98                           30,000            30,011
      5.950% due 02/16/99                           50,000            49,904
      6.490% due 05/17/99                           10,000            10,025
Banc One Corp.
      7.250% due 08/01/02                              500               519
Bancomer
      8.000% due 07/07/98                            4,000             4,000
BankAmerica Corp.
      7.200% due 09/15/02                              100               104
      7.875% due 12/01/02                              100               107
Chrysler Financial Corp.
      6.280% due 07/17/98                            3,000             3,004
Citicorp
      9.750% due 08/01/99                              100               105
Comercia Bank
      6.750% due 05/12/98                              500               500
Commercial Credit Co.
      5.500% due 05/15/98                            1,000               999
Ford Motor Credit Corp.
      5.460% due 04/05/99 (d)                        1,000               994
      7.500% due 11/15/99                              100               102
Kansallis-Osake
      7.830% due 09/30/43 (d)                       13,500            13,534
Kemper Corp.
      8.800% due 11/01/98                              100               102
Lehman Brothers, Inc.
      0.000% due 05/16/98                            2,000             1,986
      6.120% due 05/14/99 (d)                        5,000             4,998
      7.625% due 07/15/99 (d)                           50                51
Okobank
      7.028% due 10/29/49 (d)                          750               761
PaineWebber
      7.000% due 03/01/00                               50                51
Salomon, Inc.
      6.360% due 04/01/98                            1,725             1,725
      9.375% due 04/15/98                              550               551
      6.700% due 12/01/98                            1,250             1,256
      7.125% due 08/01/99                            1,050             1,065
Salomon, Smith Barney Holdings
      7.875% due 10/01/99                              100               103
SGE Associates
      8.070% due 07/20/00 (i)                       15,032            15,477
Signet Bank Corp.
      5.875% due 04/15/98 (d)                        2,865             2,865
Toyota Motor Credit Corp.
      6.969% due 02/15/02 (g)                       11,600            11,173
Transamerica Financial
      6.940% due 04/27/98                              700               701
                                                                 ---------------
                                                                     158,290
                                                                 ===============
Industrials 7.0%
Amerco, Inc.
      6.850% due 09/18/98                            7,000             7,020
American Home Products
      7.700% due 02/15/00                              100               103
AMR Corp.
      9.500% due 07/15/98                            1,000             1,010
      9.270% due 08/13/98                            2,000             2,024
      8.100% due 11/01/98                            2,000             2,027
      8.730% due 11/02/98                            3,000             3,046
      9.750% due 03/15/00                            5,000             5,333
      9.910% due 03/01/01                            2,500             2,750
      9.440% due 05/15/01                            5,000             5,462
      9.125% due 10/24/01                            1,000             1,093
Delta Air Lines
      7.790% due 12/01/98                            4,449             4,499
     10.430% due 01/02/11                              850             1,059
Enserch Corp.
      8.875% due 03/15/01                            3,000             3,000
Ford Motor Co.
      9.000% due 09/15/01                              500               544
Hertz Corp.
      6.625% due 07/15/00                              100               101
IBM Corp.
      6.375% due 06/15/00                              100               101
Minnesota Mining & Manufacturing Co.
      6.250% due 03/29/99                              200               201
Noranda, Inc.
      6.563% due 08/18/00 (d)                        1,000             1,010
Philip Morris Co.
      7.500% due 01/15/02                              200               207
RJR Nabisco
      8.625% due 12/01/02                            4,000             4,206
Sears Roebuck & Co.
      9.250% due 04/15/98                            5,750             5,755
TCI Communications, Inc.
      6.606% due 03/11/03 (d)                        3,000             3,014
Tenet Healthcare Corp.
      7.875% due 01/15/03                            2,300             2,369
Time Warner, Inc.
      7.975% due 08/15/04                           21,247            22,692
      8.110% due 08/15/06                           42,495            46,283
      8.180% due 08/15/07                           42,495            46,849
Yorkshire Power
      6.154% due 02/25/03                           40,000            39,738
                                                                 ---------------
                                                                     211,496
                                                                 ===============
Utilities 1.8%
Alabama Power
      7.250% due 08/01/07                              100               103
Bell Atlantic Financial
      6.000% due 06/01/98                              500               500
Central Maine Power Co.
      6.380% due 02/24/00                           10,000            10,043
Cleveland Electric Illuminating Co.
      8.330% due 10/30/98                            1,500             1,518
      8.170% due 11/30/98                            1,000             1,012
      9.300% due 07/26/99                            1,500             1,554
Consolidated Natural Gas Co.
      8.750% due 06/01/99                              400               413
El Paso Electric Co.
      7.250% due 02/01/99                            1,000             1,005
Flag Limited
      8.250% due 01/30/08                            2,000             2,055
Gulf States Utilities
      9.720% due 07/01/98                              166               167
Long Island Lighting Co.
      7.625% due 04/15/98                            3,000             3,001
      7.300% due 07/15/99                            4,500             4,565
      6.250% due 07/15/01                            3,275             3,298
Louisiana Power & Light Co.
      7.740% due 07/01/02                           10,500            10,736
Mississippi Power & Light
      8.800% due 04/01/05                            1,000             1,001
Niagara Mohawk Power
      9.500% due 03/01/21                            1,725             1,834
North Atlantic Energy
      9.050% due 06/01/02                            5,288             5,431
Texas Utilities Co.
      5.750% due 07/01/98                            1,300             1,299
Toledo Edison Co.
      9.300% due 04/01/98                            5,000             5,000
                                                                 ---------------
                                                                      54,535
                                                                 ---------------
Total Corporate Bonds and Notes                                      424,321
                                                                 ===============
(Cost $413,955)

--------------------------------------------------------------------------------
  U.S. GOVERNMENT AGENCIES 2.4%
--------------------------------------------------------------------------------

Federal Farm Credit Bank
      5.630% due 05/26/98                            1,945             1,944
Federal Home Loan Bank
      5.090% due 05/11/98                            2,000             2,000
      4.780% due 04/19/99 (d)                        3,000             2,975
Federal National Mortgage Assn.
      5.350% due 04/01/98                            5,930             5,931
      5.200% due 07/10/98                            1,500             1,498
      4.875% due 10/15/98                            1,000               996
      5.720% due 02/16/99 (d)                        5,000             5,003
      5.720% due 01/29/01                            2,000             1,984


52  See accompanying notes

                                                  Principal
                                                     Amount             Value
                                                     (000s)            (000s)

--------------------------------------------------------------------------------
Small Business Administration
      7.750% due 01/25/13 (d)               $        1,031    $        1,065
      7.250% due 02/25/14 (d)                        1,256             1,306
Student Loan Marketing Assn.
      6.080% due 06/30/00 (d)                       46,000            46,079
Tennessee Valley Authority
      0.000% due 10/15/98                            1,000               971
                                                                 ---------------
Total U.S. Government Agencies                                        71,752
                                                                 ===============
(Cost $71,491)

--------------------------------------------------------------------------------
  MORTGAGE-BACKED SECURITIES 109.7%
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations 9.4%
American Southwest Financial
      5.100% due 06/02/99                            9,863             9,826
Bear Stearns
      8.200% due 09/25/22                              132               132
Capstead Mortgage Corp.
      7.500% due 02/25/23                            2,149             2,167
Chase Mortgage Financial Corp.
     10.000% due 11/25/09                              951               983
      7.500% due 10/25/24                               15                15
Citicorp Mortgage Securities, Inc.
      9.500% due 10/25/15                              643               649
Collateralized Mortgage Obligation Trust
      6.187% due 01/20/03 (d)                           21                21
      7.985% due 05/01/17                           15,388            15,534
      9.500% due 06/25/20                              609               639
Countrywide
      6.500% due 03/25/24                              856               856
      6.250% due 01/25/35 (d)                       12,805            12,854
Dime Savings
      7.178% due 11/01/18 (d)                        3,001             2,752
Donaldson, Lufkin & Jenrette
     11.000% due 08/01/19                            1,648             1,872
      7.411% due 05/25/24 (d)                        3,481             3,527
Federal Home Loan Mortgage Corp.
      9.000% due 12/15/05                              158               158
     10.000% due 09/15/09                               14                15
     12.500% due 09/30/13                            1,139             1,245
      6.250% due 07/15/14                            5,217             5,221
      5.400% due 08/15/14                            1,392             1,390
      7.000% due 04/25/15                            1,044             1,046
     11.000% due 11/30/15                            7,229             8,426
     10.000% due 07/15/19                              525               576
      8.500% due 09/15/19                              212               212
      5.650% due 11/15/19                              878               878
      9.000% due 11/15/19                            2,334             2,432
      7.950% due 02/15/20                              822               824
      8.250% due 03/15/20                               91                91
      7.500% due 04/15/20                            2,900             2,981
      8.000% due 04/15/20                            2,500             2,559
     10.000% due 05/15/20                              350               381
      7.500% due 12/15/20                            2,000             2,053
      9.000% due 12/15/20                            8,275             8,649
      9.500% due 01/15/21                            2,478             2,659
      8.000% due 04/15/21                            2,979             3,078
      9.000% due 05/15/21                              479               506
Federal National Mortgage Assn.
      8.950% due 05/25/03                               96               100
      9.000% due 07/25/03                              711               735
      9.400% due 07/25/03                              153               159
      5.750% due 02/25/05                            3,960             3,950
      6.875% due 06/25/09                            3,526             3,551
      5.750% due 04/25/16                            3,023             3,003
      8.750% due 05/25/19                              132               137
      9.300% due 05/25/19                               53                55
      9.000% due 07/25/19                              531               546
      9.500% due 03/25/20                            2,921             3,492
      9.500% due 05/25/20                            1,450             1,661
      8.000% due 07/25/20                            4,272             4,309
      9.000% due 03/25/21                            7,622             8,117
      9.000% due 04/25/21                              269               284
      8.000% due 03/25/22                              162               167
      5.000% due 01/25/24                              386               380
      8.500% due 04/01/25                            8,861             9,282
      8.500% due 03/18/27                            3,288             3,394
Fleet Mortgage
      7.200% due 10/25/23                              868               864
General Electric Capital Mortgage
      7.750% due 04/25/07                            1,062             1,078
      6.350% due 03/25/17                           16,815            16,812
      6.500% due 07/25/18                              218               218
Glendale Federal Savings & Loan
      7.308% due 03/25/30 (d)                        2,652             2,686
Greenwich
      8.886% due 11/25/24 (d)                        1,919             1,973
Homestead Mortgage Acceptance Corp.
     11.450% due 09/01/15                            1,326             1,431
Housing Securities, Inc.
      6.750% due 02/25/21                            6,158             6,153
Independent National Mortgage Corp.
      8.304% due 11/25/24 (d)                        4,564             4,710
Nomura Asset Securities Corp.
      6.625% due 01/25/09                            3,994             4,006
Norwest Mortgage
     12.375% due 01/01/14                              215               223
     12.500% due 02/01/14                              609               651
     12.250% due 04/01/14                              378               391
Prudential Bache
      6.213% due 09/01/18 (d)                           47                47
      8.400% due 03/20/21                            7,741             8,030
Prudential Home
      6.500% due 02/25/00                               22                22
      7.500% due 09/25/07                              878               906
      7.000% due 11/25/07                            1,550             1,558
      7.000% due 06/25/23                            3,014             2,978
      6.750% due 01/25/24                              308               308
Prudential Securities
      8.000% due 12/25/20                              734               743
Residential Accredit Loans, Inc.
      7.300% due 12/25/26                            1,314             1,318
Residential Asset Securitization Trust
      7.050% due 07/25/26                            3,822             3,815
Residential Funding
      5.899% due 07/01/19 (d)                        1,339             1,300
      7.042% due 09/01/19 (d)                          250               246
Resolution Trust Corp.
      6.817% due 09/25/19 (d)                        2,346             2,337
      6.043% due 01/25/21 (d)                          211               209
      6.884% due 07/25/21 (d)                           13                13
      6.309% due 09/25/21 (d)                        1,100             1,092
      6.970% due 10/25/21 (d)                        1,339             1,343
      8.625% due 10/25/21                           24,000            24,292
      7.019% due 03/25/22 (d)                        2,805             2,808
     10.000% due 05/25/22                              145               146
      7.250% due 10/25/23                               60                59
      6.900% due 02/25/27                            6,236             6,039
      6.113% due 09/27/27 (d)                        2,580             2,543
      9.000% due 09/25/28                              273               282
Ryland Acceptance Corp.
      8.000% due 03/01/18                            2,728             2,779
Salomon Brothers Mortgage Securities
      7.096% due 12/25/17 (d)                        2,599             2,602
      6.741% due 01/25/18 (d)                           13                13
      9.549% due 10/25/18 (d)                        5,829             6,033
      8.245% due 03/25/24 (d)                        3,395             3,513
Sears Mortgage
      7.882% due 08/25/23 (d)                          807               826
      8.457% due 05/25/32 (d)                          664               662
Securitized Asset Sales, Inc.
      6.750% due 08/25/25                           10,849            10,894
      7.500% due 10/25/25                            3,928             3,928
Shearson Lehman
      9.600% due 03/25/21                            1,056             1,054
Westam Mortgage Financial Corp.
      6.500% due 10/02/17                            5,428             5,435
                                                                 ---------------
                                                                     281,898
                                                                 ===============


                                                       See accompanying notes 53

Low Duration Fund
March 31, 1998


                                                  Principal
                                                     Amount             Value
                                                     (000s)            (000s)
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation 20.7%
      5.500% due 05/01/98-04/01/07 (f)         $         10  $             10
      6.000% due 03/01/11-04/13/28 (f)               15,932            15,393
      6.199% due 11/01/14-08/01/19 (d)(f)             2,537             2,557
      6.207% due 01/01/30-12/01/30 (d)(f)             4,188             4,219
      6.210% due 01/01/17-06/01/17 (d)(f)               944               951
      6.213% due 09/01/15-06/01/30 (d)(f)             5,567             5,607
      6.229% due 02/01/16-10/01/30 (d)(f)               591               595
      6.250% due 01/01/20 (d)                           293               295
      6.500% due 01/01/02-05/13/28 (f)              250,031           247,298
      7.000% due 01/01/17 (d)                            81                83
      7.125% due 03/01/17 (d)                           347               354
      7.250% due 07/01/07                                12                12
      7.500% due 09/01/06                               141               142
      7.581% due 02/01/20 (d)                         4,318             4,490
      7.714% due 11/01/22 (d)                         3,163             3,238
      7.742% due 11/01/23 (d)                         2,125             2,193
      7.747% due 10/01/23 (d)                         3,367             3,476
      7.834% due 01/01/24 (d)                         3,783             3,908
      7.842% due 03/01/24 (d)                           251               261
      7.870% due 06/01/24 (d)                         1,797             1,845
      7.995% due 07/01/18 (d)                           581               605
      7.996% due 01/01/24 (d)                         2,269             2,327
      7.997% due 09/01/23 (d)                           730               758
      8.000% due 07/01/06-04/13/28 (f)              224,917           233,068
      8.027% due 12/01/22 (d)                         1,834             1,901
      8.250% due 10/01/07-11/01/07 (f)                   54                56
      8.500% due 07/01/01-04/13/28 (f)               80,786            84,525
      8.750% due 02/01/01-04/01/02 (f)                   91                93
      9.000% due 05/01/02-07/01/04 (f)                   66                68
      9.250% due 07/01/01                                 6                 6
      9.500% due 03/01/01-12/01/04 (f)                  135               141
      9.750% due 03/01/01-11/01/08 (f)                1,190             1,269
     10.000% due 04/01/01                                 7                 7
     10.500% due 07/01/00-02/01/16 (f)                  106               110
     10.750% due 10/01/00-08/01/11 (f)                  595               649
     11.250% due 10/01/14                                 7                 8
     11.500% due 10/01/15                                 2                 2
     11.750% due 11/01/10-08/01/15 (f)                   18                22
     14.000% due 09/01/12-12/01/12 (f)                    6                 8
                                                                 ---------------
                                                                      622,550
                                                                 ===============
Federal Housing Administration 0.5%
      5.871% due 11/01/19                               717               738
      6.950% due 04/01/14                             1,748             1,828
      7.430% due 10/01/19-12/01/21 (f)               11,890            12,232
      9.680% due 02/01/24                               381               428
                                                                 ---------------
                                                                       15,226
                                                                 ===============
Federal National Mortgage Association 19.4%
      6.000% due 05/01/11-12/25/18 (f)                  378               375
      6.135% due 04/01/18 (d)                         8,246             8,282
      6.199% due 04/23/28 (d)                        45,000            45,295
      6.256% due 04/25/22 (d)                           435               439
      6.500% due 06/01/08-04/13/28 (f)                2,033             2,011
      6.875% due 01/01/21 (d)                           834               846
      7.000% due 04/01/02-09/01/07 (f)                  282               285
      7.150% due 11/01/17 (d)                           603               616
      7.232% due 11/01/18 (d)                           389               407
      7.290% due 07/01/17 (d)                           954               987
      7.500% due 04/01/24-05/01/24 (f)               17,550            18,043
      7.788% due 10/01/24 (d)                        10,565            10,983
      7.801% due 04/01/24 (d)                         4,656             4,824
      7.894% due 01/01/24 (d)                         5,828             6,059
      8.000% due 03/01/04-12/01/25 (f)               14,838            15,451
      8.008% due 07/01/23 (d)                         3,580             3,746
      8.500% due 03/01/08-08/01/26 (f)              437,861           458,940
      9.000% due 08/01/98                                90                90
     10.000% due 02/01/04-06/01/19 (f)                2,639             2,847
     10.500% due 06/01/05-11/01/05 (f)                  417               442
     11.000% due 10/01/98-09/01/00 (f)                   14                15
     11.250% due 12/01/10-10/01/15 (f)                  271               299
     12.000% due 01/01/15-10/01/15 (f)                   10                11
     12.750% due 02/01/14-11/01/14 (f)                  108               125
     13.000% due 07/01/15                                 9                10
     13.250% due 09/01/11                                22                25
     13.500% due 04/01/14                                 9                11
     15.500% due 10/01/12-12/01/12 (f)                   81               100
     15.750% due 12/01/11                                45                54
     16.000% due 09/01/12-12/01/12 (f)                   25                32
                                                                 ---------------
                                                                      581,650
                                                                 ===============
Government National Mortgage Association 57.3%
      6.000% due 01/20/26-08/20/26 (d)(f)            18,663            19,049
      6.500% due 05/15/23-04/20/28 (d)(f)            85,054            86,972
      7.000% due 03/15/11-09/20/26 (d)(f)           218,604           224,203
      7.375% due 05/20/22-06/20/25 (d)(f)            40,496            41,649
      7.500% due 02/15/22-04/20/28 (f)              209,735           215,498
      8.000% due 07/15/04-04/20/28 (f)            1,093,212         1,133,027
      8.500% due 04/15/22                                19                21
      9.750% due 07/15/13-02/15/20 (f)                1,192             1,306
     10.750% due 10/15/98                                 5                 5
     11.750% due 07/15/13-08/15/15 (f)                  141               158
     12.000% due 06/20/15                                22                25
     13.500% due 05/15/11-11/15/12 (f)                   35                42
     16.500% due 12/15/11                                 1                 1
                                                                 ---------------
                                                                    1,721,956
                                                                 ===============
Other Mortgage-Backed Securities 1.2%
First Boston Mortgage Securities Corp.
      8.300% due 08/20/09                               292               297
Glendale Federal Savings & Loan
     11.000% due 03/01/10                                24                25
Great Western Savings & Loan
      6.250% due 12/01/17 (d)                           511               504
Home Savings of America
      5.873% due 05/25/27 (d)                         2,139             2,090
      5.982% due 09/25/28 (d)                         1,454             1,437
Imperial Savings & Loan
      8.840% due 07/25/17 (d)                            54                54
      9.900% due 02/25/18                               607               643
MDC Mortgage Funding
      8.841% due 01/25/25 (d)                         1,041             1,068
Resolution Trust Corp.
      6.463% due 05/25/19 (d)                         7,301             7,248
      7.300% due 08/25/19 (d)                         5,844             5,844
     10.334% due 08/25/21 (d)                         1,028             1,075
      9.500% due 05/25/24                               275               275
      6.259% due 10/25/28 (d)                         3,060             3,127
      7.307% due 05/25/29 (d)                         3,286             3,357
Ryland Acceptance Corp.
      7.644% due 11/28/22 (d)                         1,077             1,095
Salomon Brothers Mortgage Securities
     11.500% due 09/01/15                               816               888
      8.046% due 12/25/17 (d)                           403               395
Sears Mortgage
     12.000% due 02/25/14                               126               134
      7.588% due 10/25/22 (d)                         4,524             4,664
Western Federal Savings & Loan
      6.514% due 06/25/18 (d)                            33                32
      6.614% due 11/25/18 (d)                           237               237
     10.069% due 02/01/20  (d)(i)                        63                66
                                                                 ---------------
                                                                       34,555
                                                                 ===============
Stripped Mortgage-Backed Securities 1.2%
Federal Home Loan Mortgage Corp. (IO)
      7.000% due 07/15/04                               726                21
      6.250% due 09/15/04                             3,743               161
      6.000% due 02/15/06                             5,493               269
      9.982% due 07/15/06                                63               763
     10.195% due 08/15/06                                16               237
     11.944% due 12/15/06                                33               612
      6.000% due 10/15/07                             2,542               194
      6.000% due 02/15/08                             7,262               610
      6.500% due 02/25/13                             2,140                35
      6.500% due 08/25/13                             5,235               166
      7.000% due 08/15/18                             7,321             1,317
      7.500% due 12/15/18                             5,181               519
      7.000% due 04/15/19                             5,284               317
      6.500% due 05/15/19                            13,054             1,392
      6.500% due 06/15/19                            12,487             1,077
     10.496% due 04/15/21                                31               573
      6.500% due 04/15/22                             7,803               972
      7.000% due 05/15/23                               775               116
      4.000% due 01/15/24                            20,919             5,138


54  See accompanying notes

                                                  Principal
                                                     Amount             Value
                                                     (000s)            (000s)
--------------------------------------------------------------------------------

Federal National Mortgage Assn. (IO)
      6.000% due 07/25/05                     $     2,473         $      130
      7.272% due 09/25/06                              61                974
      6.000% due 02/25/08                           8,962                810
    256.000% due 11/01/08                              45                244
      0.100% due 03/25/09 (d)                      34,644                816
      6.500% due 03/25/09                          11,411              1,786
      8.815% due 06/25/16                              68                538
      9.987% due 12/25/18                              16                126
      7.500% due 03/25/19                           7,006                860
      6.500% due 05/25/19                          10,000              1,977
      6.500% due 04/25/20                          24,326              2,466
      7.000% due 05/25/21                          13,037              1,489
      8.598% due 02/25/22                              50                862
      6.500% due 03/25/23                           8,117              1,149
      4.875% due 03/25/24 (d)                      14,602                971
Federal National Mortgage Assn. (PO)
      0.000% due 07/25/22                           4,510              4,214
      0.000% due 09/25/22                              79                 67
Prudential Home (IO)
      0.300% due 04/25/09 (d)                      86,887                715
Resolution Trust Corp. (PO)
      0.000% due 09/25/00                             619                566
                                                                 ---------------
                                                                      35,249
                                                                 ---------------
Total Mortgage-Backed Securities                                   3,293,084
                                                                 ===============
(Cost $3,280,417)

--------------------------------------------------------------------------------
  ASSET-BACKED SECURITIES 0.1%
--------------------------------------------------------------------------------

Delta Air Lines Equipment Trust
     10.430% due 01/02/11                             960              1,197
SCFC Boat Loan Trust
      7.050% due 04/15/07                              49                 49
United Air Lines Equipment Trust
     10.850% due 02/19/15                           1,500              1,944
                                                                ----------------
Total Asset-Backed Securities                                          3,190
                                                                ================
(Cost $3,000)

--------------------------------------------------------------------------------
  SOVEREIGN ISSUES 3.1%
--------------------------------------------------------------------------------

Banco Nacional de Obra y Servicios
      6.875% due 10/01/98                          10,000              9,825
Nacional Financiera
      6.250% due 12/03/98 (d)                       1,500              1,470
     10.625% due 11/22/01                           7,500              8,055
Province of Quebec
      5.563% due 10/26/01 (d)                         250                248
Republic of Argentina
      5.719% due 04/01/00 (d)                       1,086              1,062
      6.688% due 03/31/05 (d)                      68,495             63,187
United Mexican States
      5.820% due 06/28/01                          10,000              9,510
                                                                ----------------
Total Sovereign Issues                                                93,357
                                                                ================
(Cost $91,617)

--------------------------------------------------------------------------------
  FOREIGN CURRENCY-DENOMINATED ISSUES (c)(e) 1.4%
--------------------------------------------------------------------------------

Banco Nacional de Comercio Exterior
      8.000% due 05/06/98                    DM     3,500              1,897
Commonwealth of Canada
      8.750% due 12/01/05                    C$     1,150                982
      4.250% due 12/01/26 (g)                      51,514             37,580
                                                                ----------------
Total Foreign Currency-Denominated Issues                             40,459
                                                                ================
(Cost $42,943)

--------------------------------------------------------------------------------
  PREFERRED STOCK 0.1%
--------------------------------------------------------------------------------

                                                    Shares
Home Ownership Funding                              3,000              2,873
                                                                ----------------
Total Preferred Stock                                                  2,873
                                                                ================
(Cost $2,878)

                                                 Principal
                                                    Amount              Value
                                                    (000s)             (000s)
--------------------------------------------------------------------------------
  SHORT-TERM INSTRUMENTS 6.7%
--------------------------------------------------------------------------------

Commercial Paper 6.4%
E.I. Du Pont de Nemours
      5.510% due 04/27/98                  $        2,000        $    1,992
Federal Home Loan Mortgage Corp.
      5.485% due 04/21/98                           3,400             3,390
Ford Motor Credit Corp.
      5.480% due 04/06/98                           5,000             4,996
      5.520% due 04/08/98                           4,000             3,996
      5.520% due 05/07/98                          13,400            13,326
General Electric Capital Corp.
      5.530% due 04/22/98                          25,000            24,919
KFW International Finance, Inc.
      5.510% due 05/19/98                          27,000            26,802
National Rural Utilities Cooperative
      5.500% due 05/21/98                           1,700             1,687
New Center Asset Trust
      5.530% due 04/22/98                          40,000            39,871
      5.530% due 05/20/98                          49,000            48,631
Pfizer, Inc.
      5.490% due 04/28/98                          19,700            19,619
Procter & Gamble Co.
      5.510% due 04/14/98                           1,200             1,198
      5.500% due 04/15/98                           1,000               998
                                                                 ---------------
                                                                    191,425
                                                                 ===============
Repurchase Agreement 0.2%
State Street Bank
      5.000% due 04/01/98                           7,143             7,143
                                                                 ---------------
     (Dated 03/31/98. Collateralized by U.S.
     Treasury Note 6.125% 05/15/98 valued at
     $7,290,425. Repurchase proceeds are
     $7,143,992.)

U.S. Treasury Bills (b)(f) 0.1%
      4.961% due 04/16/98-07/23/98                  1,625             1,619
                                                                 ---------------
Total Short-Term Instruments                                        200,187
                                                                 ===============
(Cost $200,188)

Total Investments (a) 137.6%                                     $4,129,223
(Cost $4,106,489)
Other Assets and Liabilities (Net) (37.6%)                       (1,127,585)
                                                                 ---------------
Net Assets 100.0%                                                $3,001,638
                                                                 ===============


Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                        $   33,608

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                         (12,502)
                                                                 ---------------

Unrealized appreciation-net                                      $   21,106
                                                                 ===============

(b) Securities with an aggregate market value of $1,619
have been segregated with the custodian to cover margin
requirements for the following open future contracts at
March 31, 1998:
                                                                 Unrealized
Type                                             Contracts     Depreciation
--------------------------------------------------------------------------------
U.S. Treasury 10 Year Note (06/98)                  1,400    $         (534)



                                                       See accompanying notes 55

Low Duration Fund
March 31, 1998


(c) Foreign forward currency contracts outstanding at March 31, 1998:

                          Principal
                             Amount
                            Covered             Expiration       Unrealized
Type                     by Contract                 Month      Appreciation
--------------------------------------------------------------------------------
Sell            C$           53,696                  06/98       $       61
Sell            DM            3,544                  05/98               41
                                                                 ---------------
                                                                 $      102
                                                                 ===============

(d) Variable rate security. The rate listed is as of March 31, 1998.

(e) Principal amount denoted in indicated currency:
          C$ -  Canadian Dollar
          DM -  German Mark

(f) Securities are grouped by coupon and represent a range of maturities.

(g) Principal amount of the security is adjusted for inflation.

(h) Swap agreements outstanding at March 31, 1998:
                                           Fixed      Notional      Unrealized
Type                                    Rate (%)        Amount    Appreciation
--------------------------------------------------------------------------------
Receive the 10-year Swap Spread
and pay a fixed rate. The 10-year Swap
Spread is the difference between the
10-year Swap Rate and the 10-year Treasury Rate.

Broker: Merrill Lynch
Exp. 04/11/02                            .3625  $      30,000    $       173

Broker: Merrill Lynch
Exp. 04/11/02                            .3650         45,000            254

Broker: Merrill Lynch
Exp. 04/18/02                            .3700         13,000             71

Broker: Merrill Lynch
Exp. 04/23/02                            .3700         29,000            158

Broker: Merrill Lynch
Exp. 05/02/02                            .3700         24,000            131

Broker: Merrill Lynch
Exp. 05/30/02                            .3700         53,000            289

Broker: Merrill Lynch
Exp. 06/05/02                            .3575         42,000            250

Broker: Deutsche Bank AG New York
Exp. 06/06/02                            .3650         88,000            497
                                                                 --------------
                                                                 $     1,823
                                                                 ===============

(i) Restricted security.




56  See accompanying notes

Schedule of Investments

Short-Term Fund
March 31, 1998

                                                  Principal
                                                     Amount             Value
                                                     (000s)            (000s)
------------------------------------------------------------------------------
  CORPORATE BONDS AND NOTES 40.8%
------------------------------------------------------------------------------

Banking and Finance 23.5%
Ahmanson (H.F.) & Co.
      6.330%  due 04/15/98                    $      5,800      $      5,800
Associates Corp. of North America
      8.800%  due 08/01/98                             646               652
      6.375%  due 08/15/98                           1,600             1,602
AT&T Capital Corp.
      5.900%  due 07/10/98                             100               100
      5.870%  due 08/28/98                             500               500
      5.850%  due 01/05/99                           3,585             3,579
      6.160%  due 12/03/99                           1,000               998
Banco Latino
      6.600%  due 04/17/98                             300               300
Capital One Bank
      6.740%  due 05/31/99                             875               879
Caterpillar Financial
      5.460%  due 04/01/99 (d)                       2,000             2,002
Chrysler Financial Corp.
      5.625%  due 01/15/99                             570               568
Dean Witter Discover
      5.875%  due 02/13/01 (d)                       5,000             5,014
Donaldson, Lufkin & Jenrette
      6.438%  due 05/25/26 (d)                         838               837
Edison Funding
      6.000%  due 12/20/99                           5,000             4,999
Ford Motor Credit Corp.
      5.400%  due 11/09/98 (d)                       2,600             2,607
      5.500%  due 03/23/99 (d)                       1,000               998
      5.460%  due 04/05/99 (d)                       1,500             1,492
General Motors Acceptance Corp.
      6.000%  due 12/30/98                           1,575             1,576
Kansallis-Osake
      7.830%  due 09/30/43 (d)                       5,000             5,013
Lehman Brothers, Inc.
      6.840%  due 09/25/98                           1,000             1,004
      5.550%  due 09/01/99 (d)                       3,000             2,992
Residential Funding
      7.526%  due 12/01/18 (d)                       2,045             2,086
Salomon, Inc.
      6.000%  due 07/28/98                             250               250
      6.030%  due 02/11/99                             500               500
Salomon, Smith Barney Holdings
      3.650%  due 02/14/02 (g)                       3,057             2,950
                                                                 ------------
                                                                      49,298
                                                                 ============
Industrials 12.6%
Air Canada
      6.425%  due 07/31/05 (d)                       2,000             1,890
Amerco, Inc.
      6.850%  due 09/18/98                           1,000             1,003
      6.890%  due 10/15/00                           5,000             5,014
COFIRI International, Inc.
      6.112%  due 10/27/00 (d)                       2,000             1,995
Neodata Services
     12.000%  due 05/01/03                           5,000             5,475
Occidental Petroleum
      5.900%  due 11/09/98                           1,100             1,100
RJR Nabisco
      8.750%  due 04/15/04                           4,800             5,076
Sears Roebuck & Co.
      5.643%  due 03/10/99 (d)                       3,000             2,994
USX Corp.
      6.375%  due 07/15/98                           2,000             2,002
                                                                 ------------
                                                                      26,549
                                                                 ============
Utilities 4.7%
Beaver Valley Funding Corp.
      8.250%  due 06/01/03                             944               969
Delmarva Power & Light
      5.690%  due 06/24/98                           1,000             1,000
Gulf States Utilities
      9.720%  due 07/01/98                           1,200             1,210
Niagara Mohawk Power
      9.990%  due 05/11/04                           1,500             1,530
System Energy Resources
      7.625%  due 04/01/99                           2,500             2,531
      7.710%  due 08/01/01                           2,500             2,583
                                                                 ------------
                                                                       9,823
                                                                 ------------
Total Corporate Bonds and Notes                                       85,670
(Cost $85,495)                                                   ============

-----------------------------------------------------------------------------
  MORTGAGE-BACKED SECURITIES 26.3%
-----------------------------------------------------------------------------

Collateralized Mortgage Obligations 4.7%
Dime Savings
      7.178%  due 11/01/18 (d)                         468               429
Donaldson, Lufkin & Jenrette
      6.150%  due 10/17/20 (d)                       1,202             1,237
      7.829%  due 09/01/21 (d)                          73                75
      7.233%  due 06/25/22 (d)                         418               421
      7.649%  due 05/25/23 (d)                         607               616
Federal Home Loan Mortgage Corp.
      5.750%  due 10/15/16                             225               224
Federal National Mortgage Assn.
      5.800%  due 08/25/15                           2,079             2,072
      5.875%  due 03/25/18                             378               378
      5.000%  due 02/25/22                             402               394
Greenwich
      7.678%  due 04/25/22 (d)                         184               188
      7.319%  due 10/25/22 (d)                         150               152
Manufacturers Hanover Corp.
      7.536%  due 12/16/25 (d)                       2,291             2,298
Prudential Bache
      6.213%  due 09/01/18 (d)                          47                47
Prudential Home
      6.750%  due 01/25/24                             617               615
Resolution Trust Corp.
      8.907%  due 12/25/20 (d)                         158               160
      6.884%  due 07/25/21 (d)                           7                 7
      7.024%  due 06/25/24 (d)                         589               591
                                                                 ------------
                                                                       9,904
                                                                 ============

Federal National Mortgage Association 11.7%
      6.199%  due 05/01/36 (d)                       6,174             6,231
      6.203%  due 08/01/29 (d)                         988               996
      6.205%  due 05/01/36 (d)                      16,719            16,871
      6.210%  due 05/01/36 (d)                         588               594
                                                                 ------------
                                                                      24,692
                                                                 ============
Government National Mortgage Association 7.6%
      6.000%  due 02/20/26-01/20/27 (d)(f)          10,816            11,019
      7.000%  due 09/20/23-08/20/25 (d)(f)           4,920             5,043
                                                                 ------------
                                                                      16,062
                                                                 ============
Other Mortgage-Backed Securities 0.9%
Federal National Mortgage Assn.
      1.000%  due 06/25/23                             317               309
First Nationwide Trust
      6.722%  due 10/25/18 (d)                          38                38
Resolution Trust Corp.
      8.625%  due 10/25/21                             424               425
      6.681%  due 05/25/29 (d)                       1,047             1,054
                                                                 ------------
                                                                       1,826
                                                                 ============
Stripped Mortgage-Backed Securities 1.4%
Federal Home Loan Mortgage Corp. (IO)
      7.000%  due 06/15/19                           8,000             1,192
Federal National Mortgage Assn. (IO)
      6.000%  due 10/25/03                             211                 1
      7.000%  due 07/25/06                           2,617               327
      6.500%  due 12/25/06                           6,968               592
      7.000%  due 05/25/13                             424                 4
      6.500%  due 06/25/17                           3,988               331
      6.500%  due 10/25/23                           2,738               419
                                                                 ------------
                                                                       2,866
                                                                 ------------
Total Mortgage-Backed Securities                                      55,350
(Cost $55,003)                                                   ============



                                                     See accompanying notes  57

Short-Term Fund
March 31, 1998
                                                  Principal
                                                     Amount            Value
                                                     (000s)           (000s)
------------------------------------------------------------------------------
  ASSET-BACKED SECURITIES 7.2%
------------------------------------------------------------------------------

Community Trust Bancorp, Inc.
      6.500%  due 09/15/03                    $      3,900      $      3,913
Green Tree Financial Group
      6.420%  due 04/15/28                           8,207             8,245
LIBOR-Index Certificates
      9.040%  due 10/01/03 (d)                       1,000             1,000
      9.277%  due 10/01/03 (d)                       2,000             2,000
                                                                -------------
Total Asset-Backed Securities                                         15,158
(Cost $15,123)                                                  =============


-----------------------------------------------------------------------------
  SOVEREIGN ISSUES 3.3%
-----------------------------------------------------------------------------

Government of Malaysia
      5.875%  due 10/19/05 (d)                       1,250             1,187
Nafinsa Finance Trust II
      8.356%  due 03/31/99 (d)                          34                30
Republic of Argentina
      6.688%  due 03/31/05 (d)                       6,175             5,696
                                                                -------------
Total Sovereign Issues                                                 6,913
(Cost $6,505)                                                   =============

-----------------------------------------------------------------------------
  FOREIGN CURRENCY-DENOMINATED ISSUES (c)(e) 2.1%
-----------------------------------------------------------------------------

Commonwealth of Canada
      4.250%  due 12/01/26 (g)               C$      2,267             1,654
Commonwealth of New Zealand
      4.500%  due 02/15/16 (g)               N$      5,400             2,845
                                                                -------------
Total Foreign Currency-Denominated Issues                              4,499
(Cost $5,214)                                                   =============

-----------------------------------------------------------------------------
  SHORT-TERM INSTRUMENTS 21.6%
-----------------------------------------------------------------------------

Certificates of Deposit 2.6%
Banco Latino
      6.550%  due 04/14/98                    $      1,500             1,500
Bank of Tokyo
      6.050%  due 05/13/98                           4,000             4,000
                                                                -------------
                                                                       5,500
                                                                =============
Commercial Paper 18.6%
Abbott Laboratories
      5.520%  due 04/21/98                             900               897
Caisse d'Amortissement
      5.520%  due 04/27/98                           7,000             6,972
E.I. Du Pont de Nemours
      5.450%  due 04/09/98                             500               499
      5.540%  due 04/28/98                           1,500             1,494
Emerson Electric Co.
      5.500%  due 04/23/98                           2,500             2,492
General Electric Capital Corp.
      5.500%  due 05/20/98                          10,000             9,925
General Motors Acceptance Corp.
      5.740%  due 06/10/98                           1,000               989
KFW International Finance, Inc.
      5.520%  due 04/01/98                           3,900             3,900
      5.520%  due 04/03/98                           2,700             2,699
      5.510%  due 04/24/98                             400               399
National Rural Utilities Cooperative
      5.500%  due 05/21/98                             200               198
New Center Asset Trust
      5.510%  due 06/03/98                           2,200             2,178
Southwestern Public Service Co.
      5.530%  due 05/08/98                           1,100             1,094
TCI Communications, Inc.
      6.062%  due 05/08/98                           2,200             2,186
Wisconsin Electric Power & Light
      5.530%  due 04/07/98                           3,200             3,197
                                                                -------------
                                                                      39,119
                                                                =============
Repurchase Agreement 0.4%
State Street Bank
      5.000%  due 04/01/98                             807               807
      (Dated 03/31/98. Collateralized by U.S.
      Treasury Note 6.250% 06/30/98 Valued at
      $824,105. Repurchase proceeds are
      $807,112.)

U.S. Treasury Bills (b)(f) 0.0%
      4.977%  due 04/16/98-06/25/98                     20                20
                                                                -------------
Total Short-Term Instruments                                          45,446
(Cost $45,447)                                                  =============

Total Investments (a) 101.3%                                    $    213,036
(Cost $212,787)

Other Assets and Liabilities (Net) (1.3%)                             (2,840)
                                                                -------------

Net Assets 100.0%                                               $    210,196
                                                                =============


Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                       $       1,992

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                            (1,162)
                                                                --------------

Unrealized appreciation-net                                     $         830
                                                                ==============

(b) Securities with an aggregate market value of $20 have
been segregated with the custodian to cover margin
requirements for the following open future contracts at
March 31, 1998:
                                                                   Unrealized
Type                                              Contracts      Depreciation
------------------------------------------------------------------------------
United Kingdom 90 Day LIBOR                             10      $          (1)
U.S. Treasury 2 Year Note (06/98)                       11                 (1)
                                                                --------------
                                                                $          (2)
                                                                ==============

(c) Foreign forward currency contracts outstanding at March 31, 1998:

                          Principal
                             Amount                               Unrealized
                            Covered              Expiration     Appreciation/
Type                     by Contract                  Month    (Depreciation)
------------------------------------------------------------------------------
Sell            C$            2,390                06/24/98     $          (9)
Sell            N$            4,940                04/15/98                71
Sell                            381                05/05/98                14
                                                                --------------
                                                                $          76
                                                                ==============

(d) Variable rate security. The rate listed is as of March 31, 1998.

(e) Principal amount denoted in indicated currency:

          C$-  Canadian Dollar
          N$-  New Zealand Dollar

(f) Securities are grouped by coupon and represent a range of maturities.

(g) Principal amount of the security is adjusted for inflation.


58  See accompanying notes

Schedule of Investments

Money Market Fund
March 31, 1998
                                                  Principal
                                                     Amount            Value
                                                     (000s)           (000s)
-----------------------------------------------------------------------------
  SHORT-TERM INSTRUMENTS 125.3%
-----------------------------------------------------------------------------

Commercial Paper 99.4%
Abbott Laboratories
      5.500%  due 04/03/98                    $      8,000      $      7,998
Air Products & Chemicals
      5.480%  due 06/26/98                           9,000             8,882
American Greetings
      5.570%  due 04/20/98                           3,950             3,938
BellSouth Telecommunications, Inc.
      5.490%  due 04/23/98                           8,500             8,471
E.I. Du Pont de Nemours
      5.420%  due 05/12/98                           6,000             5,963
Eastman Kodak Co.
      5.510%  due 06/02/98                           5,000             4,953
Emerson Electric Co.
      5.500%  due 04/24/98                           6,500             6,477
Federal National Mortgage Assn.
      5.520%  due 04/13/98                          37,789            37,719
Ford Motor Credit Corp.
      5.460%  due 04/24/98                           5,800             5,780
Franklin Resources
      5.510%  due 06/09/98                           8,000             7,916
General Electric Capital Corp.
      5.530%  due 04/22/98                           6,000             5,981
Goldman Sachs & Co.
      5.450%  due 04/27/98                           6,000             5,976
Hershey Foods Corp.
      5.450%  due 04/03/98                           6,000             5,998
Motorola, Inc.
      5.510%  due 04/07/98                           8,000             7,993
National Rural Utilities Cooperative
      5.500%  due 06/16/98                           8,000             7,907
Procter & Gamble Co.
      5.490%  due 04/15/98                           6,039             6,026
Times Mirror Co.
      5.460%  due 04/23/98                           8,000             7,973
USAA Capital Corp.
      5.400%  due 06/17/98                           3,200             3,163
Xerox Corp.
      5.420%  due 04/29/98                           6,000             5,975
                                                                -------------
                                                                     155,089
                                                                =============
Repurchase Agreements 25.9%
Goldman Sachs
      5.700%  due 04/01/98                          39,200            39,200
      (Dated 03/31/98. Collateralized by U.S.
      Treasury Bond 6.500% 11/15/26 valued at
      $39,297,495. Repurchase proceeds are
      $39,206,206).

State Street Bank
      5.000%  due 04/01/98                           1,286             1,286
      (Dated 03/31/98. Collateralized by U.S.
      Treasury Note 5.875% 04/30/98 valued at
      $1,316,691. Repurchase proceeds are
      $1,286,179.)
                                                                -------------
                                                                      40,486
                                                                -------------
Total Short-Term Instruments                                         195,575
(Cost $195,575)                                                 =============

Total Investments (a) 125.3%                                    $    195,575
(Cost $195,575)

Other Assets and Liabilities (Net) (25.3%)                           (39,483)
                                                                -------------

Net Assets 100.0%                                               $    156,092
                                                                =============



                                                      See accompanying notes  59

Schedule of Investments

StocksPLUS Fund
March 31, 1998
                                                  Principal
                                                     Amount            Value
                                                     (000s)           (000s)
-----------------------------------------------------------------------------
  CORPORATE BONDS AND NOTES 25.7%
-----------------------------------------------------------------------------

Banking and Finance 18.4%
Advanta National Bank
      6.097%  due 01/15/99 (d)                $      2,000      $      1,971
AT&T Capital Corp.
      6.260%  due 02/18/99                          10,000            10,006
      6.920%  due 04/29/99                           5,725             5,764
Capital One Bank
      6.730%  due 06/04/98                           2,000             2,002
      6.163%  due 08/13/98 (d)                       7,500             7,507
Caterpillar Financial
      5.460%  due 04/01/99 (d)                       2,000             2,002
Columbia HCA Healthcare Corp.
      6.410%  due 06/15/00                           5,000             4,855
Den Danske Bank
      6.000%  due 06/30/00 (d)                         450               450
Edison Funding
      6.000%  due 09/20/99                          15,000            14,985
Ford Motor Credit Corp.
      5.400%  due 11/09/98 (d)                         500               501
      5.340%  due 03/30/99 (d)                         250               250
      5.460%  due 04/05/99 (d)                         340               338
      5.470%  due 08/14/00 (d)                      17,000            17,048
General Motors Acceptance Corp.
      5.530%  due 03/16/99 (d)                       2,000             2,011
Goldman Sachs & Co.
      5.805%  due 01/25/01 (d)                      10,000            10,000
Heller Financial
      6.250%  due 12/15/98                          15,500            15,509
Kansallis-Osake
      7.830%  due 09/30/43 (d)                       1,500             1,504
Lehman Brothers, Inc.
      6.250%  due 06/29/98                           2,000             2,002
      8.875%  due 11/01/98                           1,685             1,711
      5.610%  due 08/11/00 (d)                       9,400             9,432
Merrill Lynch & Co.
      5.938%  due 10/10/00 (d)                       3,000             3,020
Residential Reinsurance
     11.494%  due 12/15/08 (d)                       2,500             2,525
Salomon, Inc.
      5.740%  due 04/05/99 (d)                         500               498
      6.456%  due 06/27/01 (d)                       6,800             6,807
Salomon, Smith Barney Holdings
      3.650%  due 02/14/02 (g)                       2,038             1,967
                                                                -------------
                                                                     124,665
                                                                =============
Industrials 5.9%
Air Canada
      6.425%  due 07/31/05 (d)                      12,000            11,340
Amerco, Inc.
      6.800%  due 09/18/98                           6,000             6,018
Centerior Fuel Corp.
      9.200%  due 08/02/98 (i)                       1,000             1,005
COFIRI International, Inc.
      6.112%  due 10/27/00 (d)                       2,000             1,995
Falcon Drilling, Inc.
      9.750%  due 01/15/01                           2,000             2,135
Merita
      6.073%  due 12/01/05 (d)                       1,000               991
RJR Nabisco
      8.000%  due 07/15/01                             500               514
TCI Communications, Inc.
      6.546%  due 04/03/02 (d)                      11,600            11,669
      6.606%  due 03/11/03 (d)                       4,000             4,018
                                                                -------------
                                                                      39,685
                                                                =============
Utilities 1.4%
Beaver Valley Funding Corp.
      8.250%  due 06/01/03                           2,759             2,832
Cleveland Electric Illuminating Co.
      8.170%  due 11/30/98                           1,000             1,012
El Paso Electric Co.
      7.250%  due 02/01/99                           1,000             1,005
Gulf States Utilities
      9.720%  due 07/01/98                           3,059             3,085
North Atlantic Energy
      9.050%  due 06/01/02                           1,308             1,343
                                                                -------------
                                                                       9,277
                                                                -------------
Total Corporate Bonds and Notes                                      173,627
(Cost $173,042)                                                 =============

-----------------------------------------------------------------------------
  U.S. GOVERNMENT AGENCIES 2.5%
-----------------------------------------------------------------------------

Student Loan Marketing Assn.
      5.795%  due 10/25/05 (d)                      16,731            16,731
                                                                -------------
Total U.S. Government Agencies                                        16,731
(Cost $16,670)                                                  =============

-----------------------------------------------------------------------------
  U.S. TREASURY OBLIGATIONS 3.1%
-----------------------------------------------------------------------------

Treasury Inflation Protected Securities
      3.625%  due 07/15/02 (g)                      21,491            21,289
                                                                -------------
Total U.S. Treasury Obligations                                       21,289
(Cost $21,398)                                                  =============

-----------------------------------------------------------------------------
  MORTGAGE-BACKED SECURITIES 20.1%
-----------------------------------------------------------------------------

Collateralized Mortgage Obligations 3.9%
Bank Mart
      7.504%  due 03/01/19 (d)(i)                     8,736             9,017
Citicorp Mortgage Securities, Inc.
      7.586%  due 09/25/18 (d)                          82                82
Countrywide
      6.500%  due 02/25/24                             122               121
Donaldson, Lufkin & Jenrette
      6.150%  due 10/17/20 (d)                         341               351
Federal National Mortgage Assn.
      6.924%  due 04/25/20 (d)                         346               349
Greenwich
      7.319%  due 10/25/22 (d)                          38                38
Manufacturers Hanover Corp.
      7.536%  due 12/16/25 (d)                       2,224             2,230
PaineWebber Mortgage
      6.532%  due 02/25/01 (d)                       1,690             1,680
Prudential Home
      7.050%  due 05/25/24                           1,274             1,277
Red Mountain Funding Corp.
      6.450%  due 11/28/27                             171               170
Residential Funding
      6.174%  due 03/25/18 (d)                       3,728             3,694
Resolution Trust Corp.
      7.650%  due 01/25/20 (d)                         840               855
      7.164%  due 05/25/21 (d)                          65                65
      6.309%  due 09/25/21 (d)                       1,283             1,274
      8.000%  due 07/25/24                           3,246             3,279
      6.650%  due 05/25/29 (d)                         605               607
Sears Mortgage
      8.457%  due 05/25/32 (d)                          32                32
Structured Asset Securities Corp.
      7.750%  due 02/25/28                           1,209             1,236
                                                                -------------
                                                                      26,357
                                                                =============
Federal Home Loan Mortgage Corporation 9.4%
      6.712%  due 07/01/19 (d)                       2,163             2,210
      7.710%  due 12/01/22 (d)                       1,194             1,244
      7.896%  due 06/01/22 (d)                         841               869
      8.500% due 06/01/12-06/01/25 (f)              57,157            59,280
                                                                -------------
                                                                      63,603
                                                                =============
Federal National Mortgage Association 2.8%
      6.190%  due 05/01/17 (d)                         438               443
      6.199%  due 11/01/18-05/01/36 (d)(f)           4,157             4,192
      6.207%  due 07/01/18 (d)                         713               722
      6.210%  due 05/01/36 (d)                       7,766             7,837
      6.213%  due 04/01/18-11/01/35 (d)(f)           5,064             5,102
      7.452%  due 05/01/22 (d)                         743               767
      9.000%  due 01/01/99                              11                11
                                                                -------------
                                                                      19,074
                                                                =============
Government National Mortgage Association 3.2%
      6.000% due 02/20/26-02/20/28 (d)(f)           18,777            19,075
      7.000%  due 09/20/22 (d)                       2,570             2,642
                                                                -------------
                                                                      21,717
                                                                =============



60  See accompanying notes

                                                  Principal
                                                     Amount            Value
                                                     (000s)           (000s)
-----------------------------------------------------------------------------

Other Mortgage-Backed Securities 0.5%
California Federal Savings & Loan
      6.644%  due 01/01/19 (d)                $         61      $         61
Fund America
      7.605%  due 06/25/23 (d)                         212               219
Great Western Savings & Loan
      6.458%  due 01/25/18 (d)                          90                90
J.P. Morgan & Co.
      6.999%  due 01/25/18 (d)                         784               783
Resolution Trust Corp.
      7.043%  due 12/25/23 (d)                          39                39
Structured Asset Securities Corp.
      6.854%  due 09/25/36 (d)                       1,516             1,550
Western Federal Savings & Loan
      6.414%  due 10/25/18 (d)                         354               354
      6.953%  due 03/25/19 (d)                          61                61
      6.630%  due 06/25/19 (d)                         507               508
                                                                -------------
                                                                       3,665
                                                                =============
Stripped Mortgage-Backed Securities 0.3%
Federal Home Loan Mortgage Corp. (IO)
      7.000%  due 08/15/13                              34                 0
     92.576%  due 07/15/16                              71               648
Federal National Mortgage Assn. (IO)
      6.000%  due 11/25/00                             831                58
      7.000%  due 07/25/06                             523                65
      6.500%  due 02/25/21 (d)                       6,444               670
      7.000%  due 07/25/21                           1,224               207
Prudential Home (IO)
      4.299%  due 02/25/22                               2                 3
                                                                -------------
                                                                       1,651
                                                                -------------
Total Mortgage-Backed Securities                                     136,067
(Cost $135,569)                                                 =============

-----------------------------------------------------------------------------
  ASSET-BACKED SECURITIES 7.3%
-----------------------------------------------------------------------------

Community Trust Bancorp, Inc.
      6.500%  due 09/15/03                           4,550             4,565
Green Tree Financial Group
      6.420%  due 04/15/28                           4,559             4,581
      6.220%  due 02/15/29                          17,627            17,685
LIBOR-Index Certificates
      6.479%  due 08/31/98 (d)                       3,000             3,000
      9.277%  due 10/01/03 (d)                       2,500             2,500
Standard Credit Card Master Trust
      8.875%  due 09/07/99                          17,300            17,470
                                                                -------------
Total Asset-Backed Securities                                         49,801
(Cost $49,848)                                                  =============

-----------------------------------------------------------------------------
  SOVEREIGN ISSUES 4.4%
-----------------------------------------------------------------------------

Republic of Argentina
      6.688%  due 03/31/05 (d)                      17,195            15,862
      8.726%  due 04/10/05 (d)                       5,000             5,000
Republic of Poland
      6.688%  due 10/27/24 (d)                       9,400             9,224
                                                                -------------
Total Sovereign Issues                                                30,086
(Cost $29,654)                                                  =============

-----------------------------------------------------------------------------
  FOREIGN CURRENCY-DENOMINATED ISSUES (c)(e) 1.3%
-----------------------------------------------------------------------------

Commonwealth of Canada
      4.250%  due 12/01/26 (g)                C$     5,151             3,758
Commonwealth of New Zealand
      4.500% due 02/15/16 (g)                 N$     9,750             5,137
Kingdom of Sweden
    10.250% due 05/05/00                      SK     1,000               138
                                                                -------------
Total Foreign Currency-Denominated Issues                              9,033
(Cost $10,455)                                                  =============

-----------------------------------------------------------------------------
  SHORT-TERM INSTRUMENTS 33.7%
-----------------------------------------------------------------------------

Certificates of Deposit 3.5%
Banco Latino
      6.550%  due 04/14/98                    $      6,200             6,199
      6.430%  due 05/28/98                           1,900             1,900
Bank of Tokyo
      6.470%  due 06/18/98                          15,500            15,500
                                                                -------------
                                                                      23,599
                                                                =============
Commercial Paper 25.2%
Abbott Laboratories
      5.500%  due 04/03/98                           3,400             3,399
American Express Credit
      5.520%  due 04/15/98                          20,600            20,556
Ameritech Corp.
      5.510%  due 04/06/98                          12,300            12,291
AT&T Capital Corp.
      5.856%  due 05/05/98                          10,900            10,840
BellSouth Telecommunications, Inc.
      5.510%  due 04/14/98                           3,000             2,994
      5.520%  due 04/14/98                           1,000               998
E.I. Du Pont de Nemours
      5.450%  due 04/08/98                           4,000             3,996
      5.440%  due 04/09/98                           6,100             6,093
      5.450%  due 04/09/98                           1,600             1,598
      5.540%  due 04/28/98                           1,400             1,394
Emerson Electric Co.
      5.500%  due 04/24/98                           2,700             2,691
      5.500%  due 04/30/98                           3,300             3,285
Federal Home Loan Mortgage Corp.
      5.485%  due 04/21/98                           7,800             7,776
      5.530%  due 04/21/98                           7,200             7,178
General Electric Capital Corp.
      5.520%  due 04/09/98                           5,000             4,994
      5.470%  due 04/20/98                           5,000             4,986
      5.530%  due 04/22/98                           5,700             5,682
      5.530%  due 05/06/98                           3,600             3,581
General Motors Acceptance Corp.
      5.740%  due 06/10/98                           7,000             6,924
IBM Credit Corp.
      5.490%  due 04/08/98                           4,200             4,196
KFW International Finance, Inc.
      5.550%  due 04/16/98                             900               898
      5.510%  due 04/17/98                          10,000             9,975
Motorola, Inc.
      5.490%  due 05/12/98                           4,500             4,472
New Center Asset Trust
      5.540%  due 04/09/98                           5,800             5,793
      5.530%  due 04/22/98                           3,600             3,588
      5.510%  due 06/03/98                           5,700             5,644
Pitney Bowes Credit Corp.
      5.482%  due 05/18/98                          10,000             9,928
Procter & Gamble Co.
      5.510%  due 04/14/98                           3,500             3,493
Shell Oil Co.
      5.490%  due 04/30/98                           7,000             6,969
TCI Communications, Inc.
      6.062%  due 05/08/98                           2,300             2,286
Wisconsin Electric Power & Light
      5.510%  due 04/07/98                           2,300             2,298
                                                                -------------
                                                                     170,796
                                                                =============
Repurchase Agreements 1.7%
State Street Bank
      5.000%  due 04/01/98                           3,566             3,566
      (Dated 03/31/98. Collateralized by U.S.
      Treasury
      Note 6.125% 05/15/98 valued at $3,640,100.
      Repurchase proceeds are $3,566,495.)

Daiwa Securities America
      5.800%  due 04/01/98                           8,000             8,000
      (Dated 03/31/98. Collateralized by Treasury
      Inflation Protected Security 3.375% 01/15/07
      valued at $8,115,335. Repurchase proceeds are
      $8,001,289).
                                                                -------------
                                                                      11,566
                                                                =============
U.S. Treasury Bills (b)(f) 3.3%
      5.018%  due 04/16/98-07/23/98                 22,230            22,042
                                                                -------------
Total Short-Term Instruments                                         228,003
(Cost $228,003)                                                 =============


                                                     See accompanying notes  61

StocksPLUS Fund
March 31, 1998

                                                                       Value
                                                                      (000s)
-----------------------------------------------------------------------------

Total Investments (a) 98.1%                                     $    664,637
(Cost $664,639)

Other Assets and Liabilities (Net) 1.9%                               13,075
                                                                -------------

Net Assets 100.0%                                               $    677,712
                                                                =============


Notes to Schedule of Investments (amounts in thousands):

(a) At March 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                       $      2,546

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost                  (2,396)
over value.                                                     -------------

Unrealized appreciation-net                                     $        150
                                                                =============

(b) Securities with an aggregate market value of $22,042
have been segregated with the custodian to cover margin
requirements for the following open future contracts at
March 31, 1998:
                                                                  Unrealized
                                                               Appreciation/
Type                                              Contracts   (Depreciation)
-----------------------------------------------------------------------------

S&P 500 Index (06/98)                                 1,989     $     10,480
United Kingdom 90 Day LIBOR Future (06/98)              300              (30)
                                                                -------------
                                                                $     10,450
                                                                =============

(c) Foreign forward currency contracts outstanding at March 31, 1998:

                          Principal
                             Amount                                Unrealized
                            Covered              Expiration     Appreciation/
Type                    by Contract                   Month    (Depreciation)
--------------------------------------------------------------------------------

Sell            C$             2,128                  04/98     $        (13)
Sell                           3,317                  06/98              (13)
Sell            N$             7,905                  04/98              115
Sell                           1,668                  05/98               61
Sell            SK             1,843                  04/98                1
                                                                -------------
                                                                $        151
                                                                =============

(d) Variable rate security. The rate listed is as of March 31, 1998.

(e) Principal amount denoted in indicated currency:

          C$-  Canadian Dollar
          N$-  New Zealand Dollar
          SK-  Swedish Krona

(f) Securities are grouped by coupon and represent a range of maturities.

(g) Principal amount of the security is adjusted for inflation.

(h) Swap agreements outstanding at March 31, 1998:

                                         Fixed     Notional       Unrealized
Type                                  Rate (%)       Amount     Appreciation
-----------------------------------------------------------------------------
Receive the 10-year Swap Spread
and pay a fixed rate. The 10-year
Swap Spread is the difference
between the 10-year Swap Rate and
the 10-year Treasury Rate.

Broker: Merrill Lynch
Exp. 04/18/02                            .3700     $  8,000     $         43

Broker: Merrill Lynch
Exp. 04/23/02                            .3700        3,000               16

Broker: Merrill Lynch
Exp. 05/30/02                            .3700        6,000               33

Broker: Merrill Lynch
Exp. 06/05/02                            .3575        4,000               24

Broker: Deutsche Morgan Grenfell
Exp. 06/05/02                            .3650        8,000               45

Broker: J.P. Morgan
Exp. 11/28/02                            .4600       20,800               38
                                                                -------------
                                                                $        199
                                                                =============

                                                   Notional       Unrealized
Type                                                 Amount     Appreciation
-----------------------------------------------------------------------------
Receive total return on S&P 500 Index and pay floating rate based on 1 month LIBOR.

Broker: Deutsche Morgan Grenfell
Exp. 06/30/98                                 $      50,595     $           0

Broker: Morgan Stanley
Exp. 09/30/98                                        59,258                 0
                                                                --------------
                                                                $           0
                                                                ==============
(i) Restricted security.



62  See accompanying notes

                      (This Page Intentionally Left Blank)

Financial Highlights
A, B and C Classes                Net Asset                  Net Realized                         Dividends     Dividends in
                                  Value        Net           and Unrealized    Total Income       From Net      Excess of Net
Selected Per Share Data           Beginning    Investment    Gain (Loss) on    From Investment    Investment    Investment
for the Period Ended:             of Period    Income        Investments       Operations         Income        Income
Long-Term U.S. Government Fund
  Class A
    03/31/98....................  $   9.39     $    0.48 (a)  $    1.34 (a)    $   1.82           $    (0.58)   $     0.00
    01/20/97-03/31/97...........      9.67          0.32          (0.47)          (0.15)               (0.13)         0.00
  Class B
    03/31/98....................      9.39          0.39 (a)       1.35 (a)        1.74                (0.50)         0.00
    01/20/97-03/31/97...........      9.67          0.29          (0.47)          (0.18)               (0.10)         0.00
  Class C
    03/31/98....................      9.39          0.39 (a)       1.35 (a)        1.74                (0.50)         0.00
    01/20/97-03/31/97...........      9.67          0.29          (0.47)          (0.18)               (0.10)         0.00

Foreign Bond Fund
  Class A
    03/31/98....................  $  10.41     $    0.61 (a)  $    0.62 (a)  $     1.23           $    (0.59)   $     0.00
    01/20/97-03/31/97...........     10.59          0.59          (0.72)          (0.13)               (0.05)         0.00

  Class B
    03/31/98....................     10.41          0.53 (a)       0.61 (a)        1.14                (0.50)         0.00
    01/20/97-03/31/97...........     10.59          0.58          (0.72)          (0.14)               (0.04)         0.00
  Class C
    03/31/98....................     10.41          0.52 (a)       0.62 (a)        1.14                (0.50)         0.00
    01/20/97-03/31/97...........     10.59          0.58          (0.72)          (0.14)               (0.04)         0.00

Global Bond Fund II
  Class A
    03/31/98....................  $  10.84     $    0.64 (a)  $     0.51 (a)  $    1.15           $     0.00    $    (0.54)
    10/01/96-03/31/97...........     10.96          0.66           (0.16)          0.50                (0.22)         0.00
    09/30/96....................     10.00          0.32 (b)        0.95           1.27                (0.31)         0.00
  Class B
    03/31/98....................     10.84          0.66 (a)        0.41 (a)       1.07                 0.00         (0.46)
    10/01/96-03/31/97...........     10.96          0.62           (0.16)          0.46                (0.18)         0.00
    09/30/96....................     10.00          0.30 (b)        0.92           1.22                (0.26)         0.00
  Class C
    03/31/98....................     10.84          0.55 (a)        0.52 (a)       1.07                 0.00         (0.46)
    10/01/96-03/31/97...........     10.96          0.62           (0.16)          0.46                (0.18)         0.00
    09/30/96....................     10.00          0.30 (b)        0.92           1.22                (0.26)         0.00

Emerging Markets Bond Fund
  Class A
    07/31/97-03/31/98...........  $  10.00     $    0.44 (a)  $    (0.18) (a)  $   0.26           $    (0.44)   $     0.00
  Class B
    07/31/97-03/31/98...........     10.00          0.40 (a)       (0.20) (a)      0.20                (0.38)         0.00
  Class C
    07/31/97-03/31/98...........     10.00          0.38 (a)       (0.18) (a)      0.20                (0.38)         0.00

High Yield Fund
  Class A
    03/31/98....................  $  11.10     $    0.93 (a)  $     0.66 (a)  $    1.59           $    (0.94)   $     0.00
    01/13/97-03/31/97...........     11.18          0.17           (0.05)          0.12                (0.20)         0.00
  Class B
    03/31/98....................     11.10          0.84 (a)       0.66 (a)        1.50                (0.85)         0.00
    01/13/97-03/31/97...........     11.18          0.15          (0.05)           0.10                (0.18)         0.00
  Class C
    03/31/98....................     11.10          0.85 (a)       0.65 (a)        1.50                (0.85)         0.00
    01/13/97-03/31/97...........     11.18          0.15          (0.05)           0.10                (0.18)         0.00

Total Return Fund
  Class A
    03/31/98....................  $  10.27     $    0.58 (a)  $     0.63 (a)  $    1.21           $    (0.57)   $    (0.02)
    01/13/97-03/31/97...........     10.40          0.12          (0.12)           0.00                (0.13)         0.00
  Class B
    03/31/98....................     10.27          0.50 (a)       0.63 (a)        1.13                (0.50)        (0.01)
    01/13/97-03/31/97...........     10.40          0.11          (0.12)          (0.01)               (0.12)         0.00
  Class C
    03/31/98....................     10.27          0.51 (a)       0.63 (a)        1.14                (0.51)        (0.01)
    01/13/97-03/31/97...........     10.40          0.11          (0.12)          (0.01)               (0.12)         0.00


64  See accompanying notes

Financial Highlights
A, B and C Classes                   Distributions    Distributions
                                     From Net         in Excess of     Tax Basis                     Net Asset
Selected Per Share Data              Realized         Net Realized     Return of    Total            Value End of
for the Period Ended:                Capital Gains    Capital Gains    Capital      Distributions    Period          Total Return
Long-Term U.S. Government Fund
  Class A
    03/31/98.......................  $   (0.06)       $   0.00         $    0.00    $     (0.64)     $    10.57             19.78%
    01/20/97-03/31/97..............       0.00            0.00              0.00          (0.13)           9.39             (1.72)
  Class B
    03/31/98.......................      (0.06)           0.00              0.00          (0.56)          10.57             18.85
    01/20/97-03/31/97..............       0.00            0.00              0.00          (0.10)           9.39             (1.92)
  Class C
    03/31/98.......................      (0.06)           0.00              0.00          (0.56)          10.57             18.86
    01/20/97-03/31/97..............       0.00            0.00              0.00          (0.10)           9.39             (1.83)

Foreign Bond Fund
  Class A
    03/31/98.......................  $   (0.31)       $   0.00         $    0.00    $     (0.90)     $    10.74             12.14%
    01/20/97-03/31/97..............       0.00            0.00              0.00          (0.05)          10.41             (1.21)
  Class B
    03/31/98.......................      (0.31)           0.00              0.00          (0.81)          10.74             11.29
    01/20/97-03/31/97..............       0.00            0.00              0.00          (0.04)          10.41             (1.34)
  Class C
    03/31/98.......................      (0.31)           0.00              0.00          (0.81)          10.74             11.29
    01/20/97-03/31/97..............       0.00            0.00              0.00          (0.04)          10.41             (1.32)

Global Bond Fund II
  Class A
    03/31/98.......................  $   (1.53)       $   0.00         $    0.00    $     (2.07)     $     9.92             11.21%
    10/01/96-03/31/97..............      (0.40)           0.00              0.00          (0.62)          10.84              4.55
    09/30/96.......................       0.00            0.00              0.00          (0.31)          10.96             15.01
  Class B
    03/31/98.......................      (1.53)           0.00              0.00          (1.99)           9.92             10.39
    10/01/96-03/31/97..............      (0.40)           0.00              0.00          (0.58)          10.84              4.17
    09/30/96.......................       0.00            0.00              0.00          (0.26)          10.96             14.54
  Class C
    03/31/98.......................      (1.53)           0.00              0.00          (1.99)           9.92             10.39
    10/01/96-03/31/97..............      (0.40)           0.00              0.00          (0.58)          10.84              4.17
    09/30/96.......................       0.00            0.00              0.00          (0.26)          10.96             14.54

Emerging Markets Bond Fund
  Class A
    07/31/97-03/31/98..............  $   (0.15)       $   0.00         $    0.00    $     (0.59)     $     9.67              2.84%
  Class B
    07/31/97-03/31/98..............      (0.15)           0.00              0.00          (0.53)           9.67              2.29
  Class C
    07/31/97-03/31/98..............      (0.15)           0.00              0.00          (0.53)           9.67              2.29

High Yield Fund
  Class A
    03/31/98.......................  $    0.00        $  (0.09)        $    0.00    $     (1.03)     $    11.66             14.80%
    01/13/97-03/31/97..............       0.00            0.00              0.00          (0.20)          11.10              1.06
  Class B
    03/31/98.......................       0.00           (0.09)             0.00          (0.94)          11.66             13.94
    01/13/97-03/31/97..............       0.00            0.00              0.00          (0.18)          11.10              0.86
  Class C
    03/31/98.......................       0.00           (0.09)             0.00          (0.94)          11.66             13.95
    01/13/97-03/31/97..............       0.00            0.00              0.00          (0.18)          11.10              0.88

Total Return Fund
  Class A
    03/31/98.......................  $   (0.27)       $   0.00         $    0.00    $     (0.86)     $    10.62             12.11%
    01/13/97-03/31/97..............       0.00            0.00              0.00          (0.13)          10.27              0.02
  Class B
    03/31/98.......................      (0.27)           0.00              0.00          (0.78)          10.62             11.26
    01/13/97-03/31/97..............       0.00            0.00              0.00          (0.12)          10.27             (0.10)
  Class C
    03/31/98.......................      (0.27)           0.00              0.00          (0.79)          10.62             11.28
    01/13/97-03/31/97..............       0.00            0.00              0.00          (0.12)          10.27             (0.11)

Financial Highlights
                                                                      Ratio of Net
A, B and C Classes                                     Ratio of       Investment
                                                       Expenses to    Income to
Selected Per Share Data             Net Assets End     Average Net    Average Net     Portfolio
for the Period Ended:               of Period (000s)   Assets         Assets          Turnover Rate
Long-Term U.S. Government Fund
  Class A
    03/31/98......................  $        6,161          0.91%         4.49%              177%
    01/20/97-03/31/97.............           1,204          1.12+         6.91+              402
  Class B
    03/31/98......................           7,516          1.66          4.64               177
    01/20/97-03/31/97.............             454          1.87+         4.95+              402
  Class C
    03/31/98......................           7,258          1.66          4.64               177
    01/20/97-03/31/97.............             275          1.88+         5.52+              402

Foreign Bond Fund
  Class A
    03/31/98......................  $        9,582          0.95%         5.88%              280%
    01/20/97-03/31/97.............             704          0.97+         4.95+              984
  Class B
    03/31/98......................          10,631          1.70          5.13               280
    01/20/97-03/31/97.............           1,221          1.75+         3.73+              984
  Class C
    03/31/98......................          17,080          1.70          5.13               280
    01/20/97-03/31/97.............           1,788          1.76+         4.09+              984

Global Bond Fund II
  Class A
    03/31/98......................  $        6,816          0.95%         5.88%              369%
    10/01/96-03/31/97.............           7,652          2.05+         5.60+              307
    09/30/96......................           7,360          1.27 (c)      4.88 (d)         1,246
  Class B
    03/31/98......................           4,473          1.70          5.12               369
    10/01/96-03/31/97.............           3,925          2.57+         4.22+              307
    09/30/96......................           3,240          2.49 (c)      4.09 (d)         1,246
  Class C
    03/31/98......................           6,096          1.70          5.12               369
    10/01/96-03/31/97.............           5,323          2.43+         4.14+              307
    09/30/96......................           3,459          2.49 (c)      4.09 (d)         1,246

Emerging Markets Bond Fund
  Class A
    07/31/97-03/31/98.............  $          317          1.26%+        6.93%+            695%
  Class B
    07/31/97-03/31/98.............             304          2.01+         6.33+             695
  Class C
    07/31/97-03/31/98.............             136          2.01+         6.11+             695

High Yield Fund
  Class A
    03/31/98......................  $       70,858          0.90%         8.02%              37%
    01/13/97-03/31/97.............          28,873          0.92+         8.28+              67
  Class B
    03/31/98......................         156,099          1.65          7.27               37
    01/13/97-03/31/97.............          60,269          1.67+         7.52+              67
  Class C
    03/31/98......................         284,836          1.65          7.36               37
    01/13/97-03/31/97.............         205,297          1.68+         7.56+              67

Total Return Fund
  Class A
    03/31/98......................  $      533,893          0.90%         5.46%             206%
    01/13/97-03/31/97.............         115,742          0.91+         6.08+             173
  Class B
    03/31/98......................         186,932          1.65          4.74              206
    01/13/97-03/31/97.............          74,130          1.67+         5.28+             173
  Class C
    03/31/98......................         405,037          1.65          4.83              206
    01/13/97-03/31/97.............         329,104          1.67+         5.32+             173

+ Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Reflects voluntary waiver of investment advisory fee of $12,041 (.01 per share) by the Advisor.
(c) The Ratio of Expenses to Average Net Assets without the waiver would have been 1.57%.
(d) The Ratio of Net Investment Income to Average Net Assets without the waiver would have been 4.58%.

                                                      See accompanying notes  65

Financial Highlights
A, B and C Classes (Cont.)

                            Net Asset                     Net Realized     Total Income   Dividends    Dividends in    Distributions
Selected Per Share Data     Value          Net            and Unrealized   From           From Net     Excess of Net   From Net
for the Period Ended:       Beginning      Investment     Gain (Loss) on   Investment     Investment   Investment      Realized
                            of Period      Income (Loss)  Investments      Operations     Income       Income          Capital Gains

                            -----------    -------------  --------------   ------------   ----------   -------------   -------------

Real Return Bond Fund
  Class A
  03/31/98...............   $  9.93        $  0.40 (a)    $  0.03 (a)      $  0.43        $  (0.42)    $  (0.03)       $  (0.14)
  01/29/97-03/31/97......     10.00           0.11 (a)      (0.10) (a)        0.01           (0.08)        0.00            0.00
  Class B
  03/31/98...............      9.93           0.33 (a)       0.03 (a)         0.36           (0.36)       (0.02)          (0.14)
  01/29/97-03/31/97......     10.00           0.09          (0.10)           (0.01)          (0.06)        0.00            0.00
  Class C
  03/31/98...............      9.93           0.35 (a)       0.04 (a)         0.39           (0.38)       (0.03)          (0.14)
  01/29/97-03/31/97......     10.00           0.09          (0.10)           (0.01)          (0.06)        0.00            0.00

Low Duration Fund
  Class A
  03/31/98...............   $  9.98        $  0.60 (a)    $  0.23 (a)      $  0.83        $  (0.58)    $  (0.02)       $  (0.03)
  01/13/97-03/31/97......     10.02           0.12          (0.03)            0.09           (0.12)       (0.01)           0.00
  Class B
  03/31/98...............      9.98           0.53 (a)       0.22 (a)         0.75           (0.50)       (0.02)          (0.03)
  01/13/97-03/31/97......     10.02           0.10          (0.03)            0.07           (0.11)        0.00            0.00
  Class C
  03/31/98...............      9.98           0.55 (a)       0.23 (a)         0.78           (0.53)       (0.02)          (0.03)
  01/13/97-03/31/97......     10.02           0.11          (0.03)            0.08           (0.11)       (0.01)           0.00

Short-Term Fund
  Class A
  03/31/98...............   $  10.00       $  0.55 (a)    $  0.09 (a)      $  0.64        $  (0.56)    $  (0.01)       $  (0.01)
  01/20/97-03/31/97......      10.04          0.10          (0.03)            0.07           (0.10)       (0.01)           0.00
  Class B
  03/31/98...............      10.00          0.50 (a)       0.08 (a)         0.58           (0.50)       (0.01)          (0.01)
  01/20/97-03/31/97......      10.04          0.09          (0.03)            0.06           (0.10)        0.00            0.00
  Class C
  03/31/98...............      10.00          0.54 (a)       0.07 (a)         0.61           (0.53)       (0.01)          (0.01)
  01/20/97-03/31/97......      10.04          0.09          (0.03)            0.06           (0.10)        0.00            0.00

Money Market Fund
  Class A
  03/31/98...............   $   1.00      $   0.05 (a)   $   0.00 (a)     $   0.05        $  (0.05)     $  0.00      $     0.00
  01/13/97-03/31/97......       1.00          0.01           0.00             0.01           (0.01)        0.00            0.00
  Class B
  03/31/98...............       1.00          0.04 (a)       0.00 (a)         0.04           (0.04)        0.00            0.00
  01/13/97-03/31/97......       1.00          0.01           0.00             0.01           (0.01)        0.00            0.00
  Class C
  03/31/98...............       1.00          0.05 (a)       0.00 (a)         0.05           (0.05)        0.00            0.00
  01/13/97-03/31/97......       1.00          0.01           0.00             0.01           (0.01)        0.00            0.00

StocksPLUS Fund
  Class A
  03/31/98...............   $  11.46      $   1.66 (a)   $   3.41 (a)     $   5.07        $  (1.38)    $   0.00      $    (1.09)
  01/20/97-03/31/97......      11.91         (0.10)         (0.20)           (0.30)          (0.15)        0.00            0.00
  Class B
  03/31/98...............      11.44          1.61 (a)       3.35 (a)         4.96           (1.30)        0.00           (1.09)
  01/20/97-03/31/97......      11.91         (0.13)         (0.20)           (0.33)          (0.14)        0.00            0.00
  Class C
  03/31/98...............      11.45          1.64 (a)       3.35 (a)         4.99           (1.32)        0.00           (1.09)
  01/20/97-03/31/97......      11.91         (0.12)(a)      (0.20)(a)        (0.32)          (0.14)        0.00            0.00

+ Annualized
(a) Per share amounts based on average number of shares outstanding during the period.

66  See accompanying notes

                                                                                            Net                    Ratio of Net
                           Distributions                              Net Asset             Assets    Ratio of     Investment
                           in Excess of    Tax Basis                  Value                 End of    Expenses to  Income to
                           Net Realized    Return of  Total           End of      Total     Period    Average Net  Average Net
                           Capital Gains   Capital    Distributions   Period      Return    (000s)    Assets       Assets
                           -------------   ---------  -------------   ---------   ------    ------    -----------  ------------
Real Return Bond Fund
  Class A
  03/31/98...............     $   0.00     $   0.00   $   (0.59)      $  9.77       4.12%   $    370        0.92%        4.06%
  01/29/97-03/31/97......         0.00         0.00       (0.08)         9.93       0.15           1        0.90+        6.14+
  Class B
  03/31/98...............         0.00         0.00       (0.52)         9.77       3.50       1,496        1.67         3.32
  01/29/97-03/31/97......         0.00         0.00       (0.06)         9.93      (0.08)        509        1.59+        3.43+
  Class C
  03/31/98...............         0.00         0.00       (0.55)         9.77       3.73         490        1.42         3.56
  01/29/97-03/31/97......         0.00         0.00       (0.06)         9.93      (0.07)        148        1.62+        5.13+

Low Duration Fund
  Class A
  03/31/98...............    $    0.00    $    0.00   $   (0.63)     $  10.18       8.49%   $109,531        0.90%        5.93%
  01/13/97-03/31/97......         0.00         0.00       (0.13)         9.98       0.85      59,348        0.91+        5.84+
  Class B
  03/31/98...............         0.00         0.00       (0.55)        10.18       7.68      17,624        1.65         5.16
  01/13/97-03/31/97......         0.00         0.00       (0.11)         9.98       0.68       5,296        1.67+        5.03+
  Class C
  03/31/98...............         0.00         0.00       (0.58)        10.18       8.01      68,766        1.40         5.46
  01/13/97-03/31/97......         0.00         0.00       (0.12)         9.98       0.75      63,606        1.42+        5.36+

Short-Term Fund
  Class A
  03/31/98...............    $    0.00    $    0.00   $   (0.58)     $  10.06       6.64%   $ 24,182        0.85%        5.48%
  01/20/97-03/31/97......         0.00         0.00       (0.11)        10.00       0.66       2,533        0.86+        5.07+
  Class B
  03/31/98...............         0.00         0.00       (0.52)        10.06       5.96       1,258        1.60         4.97
  01/20/97-03/31/97......         0.00         0.00       (0.10)        10.00       0.58         114        1.62+        4.83+
  Class C
  03/31/98...............         0.00         0.00       (0.55)        10.06       6.33       6,763        1.15         5.33
  01/20/97-03/31/97......         0.00         0.00       (0.10)        10.00       0.63       1,359        1.14+        4.78+

Money Market Fund
  Class A
  03/31/98...............    $    0.00    $    0.00   $   (0.05)    $    1.00       5.10%   $ 41,375        0.60%        5.02%
  01/13/97-03/31/97......         0.00         0.00       (0.01)         1.00       1.01      43,589        0.57+        4.44+
  Class B
  03/31/98...............         0.00         0.00       (0.04)         1.00       4.21       2,937        1.50         4.15
  01/13/97-03/31/97......         0.00         0.00       (0.01)         1.00       0.83       3,143        1.41+        3.62+
  Class C
  03/31/98...............         0.00         0.00       (0.05)         1.00       5.14      55,696        0.60         5.05
  01/13/97-03/31/97......         0.00         0.00       (0.01)         1.00       1.02      85,398        0.58+        4.47+

StocksPLUS Fund
  Class A
  03/31/98...............    $    0.00    $    0.00   $   (2.47)     $  14.06      47.07%   $ 62,970        1.05%       13.34%
  01/20/97-03/31/97......         0.00         0.00       (0.15)        11.46      (2.59)      5,790        1.10+      (10.69)+
  Class B
  03/31/98...............         0.00         0.00       (2.39)        14.01      46.11      99,039        1.80        12.60
  01/20/97-03/31/97......         0.00         0.00       (0.14)        11.44      (2.81)      8,281        1.88+      (15.13)+
  Class C
  03/31/98...............         0.00         0.00       (2.41)        14.03      46.38      96,960        1.55        12.85
  01/20/97-03/31/97......         0.00         0.00       (0.14)        11.45      (2.71)     11,254        1.65+      (12.79)+


                               Portfolio
                               Turnover Rate
                               -------------
Real Return Bond Fund
  Class A
  03/31/98...............          967%
  01/29/97-03/31/97......          160
  Class B
  03/31/98...............          967
  01/29/97-03/31/97......          160
  Class C
  03/31/98...............          967
  01/29/97-03/31/97......          160

Low Duration Fund
  Class A
  03/31/98...............          309%
  01/13/97-03/31/97......          240
  Class B
  03/31/98...............          309
  01/13/97-03/31/97......          240
  Class C
  03/31/98...............          309
  01/13/97-03/31/97......          240

Short-Term Fund
  Class A
  03/31/98...............           48%
  01/20/97-03/31/97......           77
  Class B
  03/31/98...............           48
  01/20/97-03/31/97......           77
  Class C
  03/31/98...............           48
  01/20/97-03/31/97......           77

Money Market Fund
  Class A
  03/31/98...............         N/A
  01/13/97-03/31/97......         N/A
  Class B
  03/31/98...............         N/A
  01/13/97-03/31/97......         N/A
  Class C
  03/31/98...............         N/A
  01/13/97-03/31/97......         N/A

StocksPLUS Fund
  Class A
  03/31/98...............           30%
  01/20/97-03/31/97......           47
  Class B
  03/31/98...............           30
  01/20/97-03/31/97......           47
  Class C
  03/31/98...............           30
  01/20/97-03/31/97......           47

                                                      See accompanying notes  67

Statement of Assets and Liabilities

March 31, 1998

Amounts in thousands, except per share amounts

                                                                                                         Emerging
                                                       Long-Term U.S.                       Global Bond  Markets      High
                                                       Gov't Fund       Foreign Bond Fund   Fund II      Bond Fund    Yield Fund
                                                       ---------------  -----------------   -----------  ---------    ------------
Assets:
Investments, at value.................................  $    116,173     $   673,178      $   60,160   $      5,241   $   2,185,181
Cash and foreign currency.............................            23           1,867             224            203           1,050
Receivable for investments and foreign currency sold..        10,385          61,321           5,813            105          14,279
Receivable for Fund shares sold.......................           350           3,709               3              0           6,513
Variation margin receivable...........................             0             193              63              0               0
Interest and dividends receivable.....................         1,307           8,378             523             56          36,500
Other assets..........................................             0               0               3              2               0
                                                             128,238         748,646          66,789          5,607       2,243,523

Liabilities:
Payable for investments and foreign currency purchased  $     53,459    $    316,688    $     24,772   $      1,166   $      26,775
Written options outstanding...........................             0               0               0              0               0
Payable for Fund shares redeemed......................           230             591              31              2           2,043
Dividends payable.....................................            49             413              10              2           2,557
Accrued investment advisor's fee......................            16              89               8              2             457
Accrued administrator's fee...........................            18              95              11              2             520
Accrued distribution fee..............................             9              17               7              0             287
Accrued servicing fee.................................             4               8               4              0             106
Variation margin payable..............................             0               0               0              0               0
Other liabilities.....................................            14             939              44              0             118
                                                              53,799         318,840          24,887          1,174          32,863

Net Assets............................................  $     74,439    $    429,806    $     41,902   $      4,433   $   2,210,660

Net Assets Consist of:
Paid in capital.......................................  $     72,038    $    411,893    $     42,190   $      4,512   $   2,193,777
Undistributed (overdistributed) net investment income.           488          20,944             141             27          (2,529)
Accumulated undistributed net realized gain (loss)....           461             (63)            (12)          (195)        (56,082)
Net unrealized appreciation (depreciation)............         1,452          (2,968)           (417)            89          75,494
                                                        $     74,439    $    429,806    $     41,902   $      4,433   $   2,210,660

Shares Issued and Outstanding:
Class A...............................................           583             892             688             34           6,077
Class B...............................................           711             990             449             31          13,388
Class C...............................................           686           1,591             616             14          24,429
Institutional Classes.................................         5,060          36,555           2,471            380         145,700

Net Asset Value and Redemption Price* Per Share
(Net Assets Per Share Outstanding):
Class A...............................................  $      10.57    $      10.74    $       9.92   $       9.67   $       11.66
Class B...............................................         10.57           10.74            9.92           9.67           11.66
Class C...............................................         10.57           10.74            9.92           9.67           11.66
Institutional Class...................................         10.57           10.74            9.92           9.67           11.66
Administrative Class..................................         10.57           10.74               0              0           11.66

Cost of Investments Owned.............................  $    114,745    $    681,526    $     60,644   $      5,155   $   2,109,835
Cost of Foreign Currency Held.........................  $          0    $      1,841    $        218   $          0   $           0


68  See accompanying notes

                                                                                                                      Money
                                                         Total Return   Real Return    Low Duration    Short-Term     Market
                                                         Fund           Bond Fund      Fund            Fund           Fund
                                                         ------------   -----------    ------------    -----------    --------
Assets:
Investments, at value.................................  $  21,746,274   $    13,958    $  4,129,223    $   213,036   $   195,575
Cash and foreign currency.............................         40,257             2             826            142           201
Receivable for investments and foreign currency sold..      2,523,370            17         108,405            231             0
Receivable for Fund shares sold.......................        222,430             1           6,790          1,911        20,803
Variation margin receivable...........................         24,440             0             481              4             0
Interest and dividends receivable.....................        176,822            43          22,254          2,021             6
Other assets..........................................          6,179             7           1,823            117             0
                                                           24,739,772        14,028       4,269,802        217,462       216,585

Liabilities:
Payable for investments and foreign currency purchased  $   6,604,539   $     6,082    $  1,247,421    $     5,059   $         0
Written options outstanding...........................          1,459            55               0              0             0
Payable for Fund shares redeemed......................         17,120             3          16,677          1,894        60,059
Dividends payable.....................................         15,275             1           2,736            221           306
Accrued investment advisor's fee......................          3,713             2             647             44            19
Accrued administrator's fee...........................          2,877             2             502             39            40
Accrued distribution fee..............................            463             1              43              3             2
Accrued servicing fee.................................            231             0              41              6            10
Variation margin payable..............................              0             0               0              0             0
Other liabilities.....................................          2,384             0              97              0            57
                                                            6,648,061         6,146       1,268,164          7,266        60,493

Net Assets............................................  $  18,091,711   $     7,882    $  3,001,638    $   210,196   $   156,092

Net Assets Consist of:
Paid in capital.......................................  $  17,814,558   $     8,022    $  2,975,977    $   208,978   $   156,072
Undistributed (overdistributed) net investment income.        111,760           (25)            736            741            20
Accumulated undistributed net realized gain (loss)....         40,149             6             (16)           (85)            0
Net unrealized appreciation (depreciation)............        125,244          (121)         24,941            562             0
                                                        $  18,091,711   $     7,882    $  3,001,638    $   210,196   $   156,092

Shares Issued and Outstanding:
Class A...............................................         50,287            38          10,761          2,403        41,376
Class B...............................................         17,607           153           1,732            125         2,937
Class C...............................................         38,151            50           6,756            672        55,697
Institutional Classes.................................      1,597,980           566         275,659         17,689        56,085

Net Asset Value and Redemption Price* Per Share
(Net Assets Per Share Outstanding):
Class A...............................................  $       10.62   $      9.77    $      10.18    $     10.06   $      1.00
Class B...............................................          10.62          9.77           10.18          10.06          1.00
Class C...............................................          10.62          9.77           10.18          10.06          1.00
Institutional Class...................................          10.62          9.77           10.18          10.06          1.00
Administrative Class..................................          10.62             0           10.18          10.06          1.00

Cost of Investments Owned.............................  $  21,634,433   $    14,124    $  4,106,489    $   212,787   $   195,575
Cost of Foreign Currency Held.........................  $      35,189   $         0    $          0    $        56   $         0


                                                      StocksPLUS Fund
                                                      ---------------
Assets:
Investments, at value.................................  $   664,637
Cash and foreign currency.............................        1,629
Receivable for investments and foreign currency sold..        1,231
Receivable for Fund shares sold.......................        4,608
Variation margin receivable...........................        2,460
Interest and dividends receivable.....................        9,818
Other assets..........................................          200
                                                            684,583

Liabilities:
Payable for investments and foreign currency purchased  $     5,139
Written options outstanding...........................            0
Payable for Fund shares redeemed......................        1,062
Dividends payable.....................................          133
Accrued investment advisor's fee......................          220
Accrued administrator's fee...........................          168
Accrued distribution fee..............................           96
Accrued servicing fee.................................           51
Variation margin payable..............................            0
Other liabilities.....................................            2
                                                              6,871

Net Assets............................................  $   677,712

Net Assets Consist of:
Paid in capital.......................................  $   591,465
Undistributed (overdistributed) net investment income.       43,808
Accumulated undistributed net realized gain (loss)....       31,583
Net unrealized appreciation (depreciation)............       10,856
                                                        $   677,712

Shares Issued and Outstanding:
Class A...............................................        4,478
Class B...............................................        7,068
Class C...............................................        6,909
Institutional Classes.................................       29,716

Net Asset Value and Redemption Price* Per Share
(Net Assets Per Share Outstanding):
Class A...............................................  $     14.06
Class B...............................................        14.01
Class C...............................................        14.03
Institutional Class...................................        14.09
Administrative Class..................................        14.06

Cost of Investments Owned.............................  $   664,639
Cost of Foreign Currency Held.........................  $     1,612

*With respect to the Retail Classes, the redemption price varies by the length of time the shares are held.



                                                      See accompanying notes  69

Statement of Operations

For the year or period ended March 31, 1998

Amounts in thousands                                                            Long-Term     Foreign      Global        Emerging
                                                                                U.S.          Bond         Bond          Markets
                                                                                Gov't Fund    Fund         Fund II       Bond Fund
                                                                                -----------   -----------  -----------   -----------

Investment Income:
Interest......................................................................  $    2,634    $   22,152   $    1,383    $     207
Dividends.....................................................................           0             0            0            0
   Total Income...............................................................       2,634        22,152        1,383          207

Expenses:
Investment advisory fees......................................................         117           812           50           11
Administration fees...........................................................         130           850           88           11
Distribution fees-Class B.....................................................          21            43           32            1
Distribution fees-Class C.....................................................          20            68           43            1
Servicing fees-Class A........................................................           8            10           21            0
Servicing fees-Class B........................................................           7            15           11            0
Servicing fees-Class C........................................................           7            23           14            0
Distribution fees-Administrative Class........................................           5             1            0            0
Trustees' fees................................................................           0             4            0            0
Reorganization costs..........................................................           0             0            0            0
Custodian and transfer agent fees.............................................           0             0            0            0
Registration fees.............................................................           0             0            0            0
Miscellaneous.................................................................           7             0            0            0
   Total Expenses.............................................................         322         1,826          259           24

Net Investment Income (Loss)..................................................       2,312        20,326        1,124          183

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments.......................................       2,751          (124)         487         (170)
Net realized gain (loss) on futures contracts and written options.............         522           767          263           22
Net realized gain (loss) on foreign currency transactions.....................           0        19,408          502           40
Net change in unrealized appreciation (depreciation) on investments...........       1,824        (2,815)        (196)          87
Net change in unrealized appreciation (depreciation) on futures
   contracts and written options..............................................          36           462           83            1
Net change in unrealized appreciation (depreciation) on translation
   of assets and liabilities denominated in foreign currencies................           0           348          (65)           1

Net Gain (Loss)...............................................................       5,133        18,046        1,074          (19)

Net Increase (Decrease) in Assets Resulting from Operations...................  $    7,445    $   38,372   $    2,198    $     164


70    See accompanying notes

                                                                                                                         Low
                                                                                High          Total        Real Return   Duration
                                                                                Yield Fund    Return Fund  Bond Fund     Fund
                                                                                -----------   -----------  -----------   -----------

Investment Income:
Interest......................................................................  $  126,284    $  993,323   $      376    $  202,520
Dividends.....................................................................       6,121         1,329            0             0
   Total Income...............................................................     132,405       994,652          376       202,520

Expenses:
Investment advisory fees......................................................       3,671        38,328           19         7,416
Administration fees...........................................................       4,258        29,220           22         5,666
Distribution fees-Class B.....................................................         760           865            7            72
Distribution fees-Class C.....................................................       1,812         2,633            3           308
Servicing fees-Class A........................................................         122           679            1           193
Servicing fees-Class B........................................................         253           288            3            24
Servicing fees-Class C........................................................         604           878            1           153
Distribution fees-Administrative Class........................................          60           692            0            73
Trustees' fees................................................................          17           185            0            37
Reorganization costs..........................................................           0             0            0             0
Custodian and transfer agent fees.............................................           0             0            0             0
Registration fees.............................................................           0             0            0             0
Miscellaneous.................................................................          10           176            3            42
   Total Expenses.............................................................      11,567        73,944           59        13,984

Net Investment Income (Loss)..................................................     120,838       920,708          317       188,536

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments.......................................      17,622       156,245           24        19,479
Net realized gain (loss) on futures contracts and written options.............           0       455,420           (3)        3,387
Net realized gain (loss) on foreign currency transactions.....................           0        32,489           31         2,558
Net change in unrealized appreciation (depreciation) on investments...........      53,329       158,814          (53)       43,345
Net change in unrealized appreciation (depreciation) on futures
   contracts and written options..............................................           0        35,424           33        (3,327)

Net change in unrealized appreciation (depreciation) on translation
   of assets and liabilities denominated in foreign currencies................           0         2,015           (1)       (1,195)


Net Gain (Loss)...............................................................      70,951       840,407           31        64,247

Net Increase (Decrease) in Assets Resulting from Operations...................  $  191,789    $1,761,115   $      348    $  252,783


                                                                                Short-Term    Money        StocksPLUS
                                                                                Fund          Market Fund  Fund
                                                                                -----------   -----------  -----------
Investment Income:
Interest......................................................................  $   12,824    $    7,811   $   69,130
Dividends.....................................................................           0             0            0
   Total Income...............................................................      12,824         7,811       69,130

Expenses:
Investment advisory fees......................................................         487           205        1,919
Administration fees...........................................................         411           424        1,393
Distribution fees-Class B.....................................................           6            21          335
Distribution fees-Class C.....................................................          12             0          251
Servicing fees-Class A........................................................          23            38           84
Servicing fees-Class B........................................................           2             7          112
Servicing fees-Class C........................................................          10            59          126
Distribution fees-Administrative Class........................................          10             1            3
Trustees' fees................................................................           2             2            5
Reorganization costs..........................................................           0             0            0
Custodian and transfer agent fees.............................................           0             0            0
Registration fees.............................................................           0             0            0
Miscellaneous.................................................................           0             2            4
   Total Expenses.............................................................         963           759        4,232

Net Investment Income (Loss)..................................................      11,861         7,052       64,898

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments.......................................          96             0          522
Net realized gain (loss) on futures contracts and written options.............          30             0       83,632
Net realized gain (loss) on foreign currency transactions.....................         796             0        1,469
Net change in unrealized appreciation (depreciation) on investments...........         490             0         (112)
Net change in unrealized appreciation (depreciation) on futures
   contracts and written options..............................................          17             0       21,478
Net change in unrealized appreciation (depreciation) on translation
   of assets and liabilities denominated in foreign currencies................         (52)            0          (67)

Net Gain (Loss)...............................................................       1,377             0      106,922

Net Increase (Decrease) in Assets Resulting from Operations...................  $   13,238    $    7,052   $  171,820



                                                      See accompanying notes  71

Statement of Changes in Net Assets


Amounts in thousands                              Long-Term U.S. Gov't Fund   Foreign Bond Fund           Global Bond Fund II
                                                  -------------------------   -------------------------   -------------------------
                                                                                                                        Six Months
                                                  Year Ended    Year Ended    Year Ended    Year Ended    Year Ended         Ended
Increase (Decrease)                                 March 31,     March 31,     March 31,     March 31,     March 31,     March 31,
in Net Assets from:                                     1998          1997          1998          1997          1998       1997 (a)
Operations:
Net investment income...........................  $    2,312    $    1,963    $   20,326    $   17,013    $    1,124    $      388
Net realized gain (loss)........................       3,273          (431)       20,051        25,654         1,252           816
Net change in unrealized
   appreciation (depreciation)..................       1,860          (602)       (2,005)       (7,478)         (178)         (575)
Net increase (decrease) resulting
   from operations..............................       7,445           930        38,372        35,189         2,198           629

Distributions to Shareholders:
From net investment income
  Class A.......................................        (183)          (10)         (249)           (1)         (411)         (151)
  Class B.......................................        (133)           (2)         (311)           (2)         (182)          (56)
  Class C.......................................        (127)           (1)         (485)           (3)         (240)          (69)
  Institutional Classes.........................      (2,308)       (1,773)      (18,761)       (7,980)         (100)            0
In excess of net investment income
  Class A.......................................           0             0             0             0             0             0
  Class B.......................................           0             0             0             0             0             0
  Class C.......................................           0             0             0             0             0             0
  Institutional Classes.........................          (1)            0             0             0             0             0
From net realized capital gains
  Class A.......................................         (27)            0          (161)            0          (856)         (302)
  Class B.......................................         (25)            0          (238)            0          (598)         (133)
  Class C.......................................         (26)            0          (362)            0          (783)         (165)
  Institutional Classes.........................        (239)            0        (9,712)      (24,345)            0             0
In excess of net realized capital gains
  Class A.......................................           0             0             0             0             0             0
  Class B.......................................           0             0             0             0             0             0
  Class C.......................................           0             0             0             0             0             0
  Institutional Classes.........................           0          (693)            0             0             0             0
Tax basis return of capital
  Class A.......................................           0             0             0             0             0             0
  Class B.......................................           0             0             0             0             0             0
  Class C.......................................           0             0             0             0             0             0
  Institutional Classes.........................           0             0             0             0             0             0

Total Distributions.............................      (3,069)       (2,479)      (30,279)      (32,331)       (3,170)         (876)

Fund Share Transactions:
Receipts for shares sold
  Class A.......................................       6,175         1,237         9,138           715         5,409         1,518
  Class B.......................................       8,001           469         9,586         1,236         1,255           778
  Class C.......................................       8,501           281        15,595         1,809         1,717         1,967
  Institutional Classes.........................      53,037         6,985       230,423       155,533        24,247             0
Issued in reorganization
  Class A.......................................           0             0             0             0             0             0
  Class B.......................................           0             0             0             0             0             0
  Class C.......................................           0             0             0             0             0             0
Issued as reinvestment of distributions
  Class A.......................................         116             1           373             1         1,055           171
  Class B.......................................         121             1           455             2           578           138
  Class C.......................................         116             1           771             3           942           215
  Institutional Classes.........................       2,095         2,113        21,446        23,548           100             0
Cost of shares redeemed
  Class A.......................................      (1,612)            0          (703)           (6)       (6,982)       (1,285)
  Class B.......................................      (1,248)            0          (702)            0          (940)         (178)
  Class C.......................................      (1,794)           (1)       (1,194)           (2)       (1,407)         (236)
  Institutional Classes.........................     (25,373)      (20,121)     (102,098)     (205,567)            0             0
Net increase (decrease) resulting from
   Fund share transactions......................      48,135        (9,034)      183,090       (22,728)       25,974         3,088

Total Increase (Decrease) in Net Assets.........      52,511       (10,583)      191,183       (19,870)       25,002         2,841

Net Assets:
Beginning of period.............................      21,928        32,511       238,623       258,493        16,900        14,059
End of period *.................................  $   74,439    $   21,928    $  429,806    $  238,623    $   41,902    $   16,900

*Including net undistributed (overdistributed)
   investment income of:........................  $      488    $      438    $   20,944    $   12,308    $      141    $      701


                                                  Emerging
                                                  Markets
                                                  Bond Fund           High Yield Fund
                                                  ----------------    ---------------------------
                                                       Period From     Year Ended     Year Ended
                                                  July 31, 1997 to       March 31,      March 31,
                                                    March 31, 1998           1998           1997
Operations:
Net investment income...........................  $           183     $   120,838    $    68,899
Net realized gain (loss)........................             (108)         17,622         15,566
Net change in unrealized
   appreciation (depreciation)..................               89          53,329          1,240
Net increase (decrease) resulting
   from operations..............................              164         191,789         85,705

Distributions to Shareholders:
From net investment income
  Class A.......................................               (9)         (3,926)          (502)
  Class B.......................................               (6)         (7,402)          (820)
  Class C.......................................               (4)        (17,859)        (3,086)
  Institutional Classes.........................             (165)        (92,108)       (64,509)
In excess of net investment income
  Class A.......................................                0               0              0
  Class B.......................................                0               0              0
  Class C.......................................                0               0              0
  Institutional Classes.........................                0               0              0
From net realized capital gains
  Class A.......................................                0               0              0
  Class B.......................................                0               0              0
  Class C.......................................                0               0              0
  Institutional Classes.........................                0               0         (9,254)
In excess of net realized capital gains
  Class A.......................................               (3)           (500)             0
  Class B.......................................               (4)           (944)             0
  Class C.......................................               (2)         (1,935)             0
  Institutional Classes.........................              (51)         (8,860)             0
Tax basis return of capital
  Class A.......................................                0               0              0
  Class B.......................................                0               0              0
  Class C.......................................                0               0              0
  Institutional Classes.........................                0               0              0

Total Distributions.............................             (244)       (133,534)       (78,171)

Fund Share Transactions:
Receipts for shares sold
  Class A.......................................              353          64,633          5,390
  Class B.......................................              294         101,900         12,160
  Class C.......................................              132         131,535         15,420
  Institutional Classes.........................            3,907       1,055,297        428,723
Issued in reorganization
  Class A.......................................                0               0         29,527
  Class B.......................................                0               0         49,852
  Class C.......................................                0               0        204,339
Issued as reinvestment of distributions
  Class A.......................................                9           2,723            271
  Class B.......................................                7           4,397            412
  Class C.......................................                6          12,300          1,819
  Institutional Classes.........................              212          92,015         70,223
Cost of shares redeemed
  Class A.......................................              (54)        (27,260)        (6,044)
  Class B.......................................                0         (14,335)        (1,524)
  Class C.......................................               (3)        (75,236)       (14,308)
  Institutional Classes.........................             (350)       (244,929)      (292,419)
Net increase (decrease) resulting from
   Fund share transactions......................            4,513       1,103,040        503,841

Total Increase (Decrease) in Net Assets.........            4,433       1,161,295        511,375

Net Assets:
Beginning of period.............................                0       1,049,365        537,990
End of period *.................................  $         4,433     $ 2,210,660    $ 1,049,365

*Including net undistributed (overdistributed)
   investment income of:........................  $            27     $    (2,529)   $     1,003


(a) Formerly the Global Income Fund of the PIMCO Advisors Funds.


72       See accompanying notes

                                                  Total Return Fund              Real Return Bond Fund     Low Duration Fund
                                                  ----------------------------   ------------------------  -------------------------
                                                    Year Ended     Year Ended    Year Ended   Period From   Year Ended   Year Ended
                                                      March 31,      March 31,     March 31,   January 29,    March 31,    March 31,
                                                          1998           1997          1998       1997 to       1998         1997
                                                                                           March 31, 1997
Operations:
Net investment income...........................  $    920,708   $    770,314    $     317    $       63   $   188,536  $   177,362
Net realized gain (loss)........................       644,154        (57,928)          52             1        25,424        1,645
Net change in unrealized
   appreciation (depreciation)..................       196,253         15,459          (21)          (67)       38,823        4,354
Net increase (decrease) resulting
   from operations..............................     1,761,115        727,845          348            (3)      252,783      183,361

Distributions to Shareholders:
From net investment income
  Class A.......................................       (14,462)        (1,116)         (18)            0        (4,396)        (618)
  Class B.......................................        (5,314)          (717)         (32)           (1)         (474)         (48)
  Class C.......................................       (16,492)        (3,419)         (21)            0        (3,236)        (636)
  Institutional Classes.........................      (859,162)      (746,270)        (248)          (45)     (173,398)    (170,941)
In excess of net investment income
  Class A.......................................          (397)           (28)          (1)            0          (154)         (18)
  Class B.......................................          (146)           (18)          (2)            0           (16)          (1)
  Class C.......................................          (453)           (85)          (2)            0          (113)         (19)
  Institutional Classes.........................       (23,600)       (18,643)         (18)            0        (6,077)      (5,089)
From net realized capital gains
  Class A.......................................        (8,102)             0           (6)            0          (280)           0
  Class B.......................................        (3,479)             0          (14)            0           (34)           0
  Class C.......................................        (9,011)             0          (11)            0          (182)           0
  Institutional Classes.........................      (383,580)             0          (68)            0        (7,963)           0
In excess of net realized capital gains
  Class A.......................................             0              0            0             0             0            0
  Class B.......................................             0              0            0             0             0            0
  Class C.......................................             0              0            0             0             0            0
  Institutional Classes.........................             0              0            0             0             0            0
Tax basis return of capital
  Class A.......................................             0              0            0             0             0            0
  Class B.......................................             0              0            0             0             0            0
  Class C.......................................             0              0            0             0             0            0
  Institutional Classes.........................             0              0            0             0             0            0

Total Distributions.............................    (1,324,198)      (770,296)        (441)          (46)     (196,323)    (177,370)

Fund Share Transactions:
Receipts for shares sold
  Class A.......................................       460,620         35,013        1,170             0       351,735       21,468
  Class B.......................................       119,773         10,459        1,292           514        17,368        1,783
  Class C.......................................       149,964         13,775        1,136           149        58,311       15,897
  Institutional Classes.........................     6,481,902      3,842,343        4,626         5,636     1,500,985    1,417,279
Issued in reorganization
  Class A.......................................             0         90,184            0             0             0       53,912
  Class B.......................................             0         66,992            0             0             0        4,564
  Class C.......................................             0        342,162            0             0             0       61,795
Issued as reinvestment of distributions
  Class A.......................................        21,051            900           24             0         4,564          615
  Class B.......................................         6,517            513           34             1           384           33
  Class C.......................................        18,558          2,316           33             0         2,754          495
  Institutional Classes.........................     1,055,758        614,904          333            45       156,993      150,514
Cost of shares redeemed
  Class A.......................................       (65,456)        (8,458)        (818)            0      (307,185)     (16,266)
  Class B.......................................       (15,356)        (2,564)        (323)            0        (5,522)      (1,047)
  Class C.......................................      (102,973)       (23,590)        (812)            0       (57,029)     (14,179)
  Institutional Classes.........................    (3,674,270)    (2,096,015)      (5,016)            0    (1,726,995)  (1,434,149)
Net increase (decrease) resulting from
   Fund share transactions......................     4,456,088      2,888,934        1,679         6,345        (3,637)     262,714

Total Increase (Decrease) in Net Assets.........     4,893,005      2,846,483        1,586         6,296        52,823      268,705

Net Assets:
Beginning of period.............................     3,198,706     10,352,223        6,296             0     2,948,815    2,680,110
End of period *.................................  $  8,091,711   $ 13,198,706    $   7,882    $    6,296   $ 3,001,638  $ 2,948,815

*Including net undistributed (overdistributed)
   investment income of:........................  $    111,760   $    (25,279)   $     (25)   $       19   $       736  $    (7,032)


                                                  Short-Term Fund             Money Market Fund          StocksPLUS Fund
                                                  --------------------------  -------------------------  --------------------------
                                                   Year Ended    Year Ended    Year Ended   Year Ended    Year Ended    Year Ended
                                                     March 31,     March 31,     March 31,    March 31,     March 31,     March 31,
                                                         1998          1997          1998         1997          1998          1997
Operations:
Net investment income...........................  $    11,861   $     7,616   $     7,052   $    2,257   $    64,898   $    22,028
Net realized gain (loss)........................          922           282             0            0        85,623        19,189
Net change in unrealized
   appreciation (depreciation)..................          455           620             0            0        21,299       (10,645)
Net increase (decrease) resulting
   from operations..............................       13,238         8,518         7,052        2,257       171,820        30,572

Distributions to Shareholders:
From net investment income
  Class A.......................................         (498)          (10)       (1,970)        (263)       (4,008)          (70)
  Class B.......................................          (37)           (1)         (115)         (16)       (5,278)          (93)
  Class C.......................................         (216)           (4)       (3,020)        (617)       (5,834)         (161)
  Institutional Classes.........................      (10,902)       (7,441)       (1,947)      (1,361)      (35,403)      (21,960)
In excess of net investment income
  Class A.......................................           (9)            0            (1)           0             0             0
  Class B.......................................           (1)            0             0            0             0             0
  Class C.......................................           (3)            0            (1)           0             0             0
  Institutional Classes.........................         (196)         (161)           (1)           0             0             0
From net realized capital gains
  Class A.......................................          (15)            0             0            0        (3,306)            0
  Class B.......................................           (1)            0             0            0        (4,591)            0
  Class C.......................................           (9)            0             0            0        (4,963)            0
  Institutional Classes.........................         (258)            0             0            0       (25,779)       (8,793)
In excess of net realized capital gains
  Class A.......................................            0             0             0            0             0             0
  Class B.......................................            0             0             0            0             0             0
  Class C.......................................            0             0             0            0             0             0
  Institutional Classes.........................            0             0             0            0             0             0
Tax basis return of capital
  Class A.......................................            0             0             0            0             0             0
  Class B.......................................            0             0             0            0             0             0
  Class C.......................................            0             0             0            0             0             0
  Institutional Classes.........................            0             0             0            0             0             0

Total Distributions.............................      (12,145)       (7,617)       (7,055)      (2,257)      (89,162)      (31,077)

Fund Share Transactions:
Receipts for shares sold
  Class A.......................................       38,492         4,435     1,983,452      303,692        70,046         6,245
  Class B.......................................        6,129           197        14,945        3,657        81,066         8,743
  Class C.......................................        9,964         1,403     1,189,852      262,815        82,851        15,506
  Institutional Classes.........................      315,947       188,897       128,183       48,825       227,214        91,902
Issued in reorganization
  Class A.......................................            0             0             0       14,653             0             0
  Class B.......................................            0             0             0        2,499             0             0
  Class C.......................................            0             0             0       52,050             0             0
Issued as reinvested of distributions
  Class A.......................................          474             5         1,226          192         6,748            64
  Class B.......................................           14             1            94           15         9,234            86
  Class C.......................................          193             4         2,314          605        10,335           156
  Institutional Classes.........................        9,124         6,258         1,423        1,078        54,528        28,068
Cost of shares redeemed
  Class A.......................................      (17,369)       (1,898)   (1,986,890)    (274,948)      (23,650)         (182)
  Class B.......................................       (4,998)          (83)      (15,245)      (3,028)       (5,397)          (33)
  Class C.......................................       (4,767)          (44)   (1,221,867)    (230,072)      (14,121)       (3,565)
  Institutional Classes.........................     (309,134)     (140,838)      (97,031)     (52,339)     (165,636)      (36,518)
Net increase (decrease) resulting from
   Fund share transactions......................       44,069        58,337           456      129,694       333,218       110,472

Total Increase (Decrease) in Net Assets.........       45,162        59,238           453      129,694       415,876       109,967

Net Assets:
Beginning of period.............................      165,034       105,796       155,639       25,945       261,836       151,869
End of period *.................................  $   210,196   $   165,034   $   156,092   $  155,639   $   677,712   $   261,836

*Including net undistributed (overdistributed)
   investment income of:........................  $       741   $      (208)  $        20   $        0   $    43,808   $     2,028


                                                      See accompanying notes  73

Statement of Cash Flows

For the year or period ended March 31, 1998


Amounts in thousands                                         Long-Term U.S.                           Global Bond
                                                             Government Fund     Foreign Bond Fund    Fund II       Real Return Fund
                                                             ----------------    ------------------   ------------  ----------------

Increase (Decrease) in Cash and Foreign Currency from:

Financing Activities
Sales of Fund shares......................................   $        75,371     $         262,712    $    32,648   $         8,260
Redemptions of Fund shares................................           (29,799)             (104,424)        (9,327)           (6,966)
Distributions paid........................................              (584)               (6,293)          (500)              (16)
Proceeds from financing transactions......................            25,250               197,159          9,698             6,014
Net increase (decrease) from financing activities.........            70,238               349,154         32,519             7,292

Operating Activities
Purchases of long-term securities and foreign currency....          (159,413)           (1,563,581)      (129,780)         (112,985)
Proceeds from sales of long-term securities and foreign
  currency................................................            92,209             1,319,344        113,901           101,095
Net (purchases)/sales of short-term securities............            (4,291)             (123,948)       (17,608)            4,257
Net investment income.....................................             2,312                20,326          1,124               317
Change in other assets and liabilities (net)..............            (1,037)                 (308)            (2)               25
Net increase (decrease) from operating activities.........           (70,220)             (348,167)       (32,365)           (7,291)


Net Increase in Cash and Foreign Currency.................                18                   987            154                 1

Cash and Foreign Currency
Beginning of period.......................................                 5                   880             70                 1
End of period.............................................   $            23     $           1,867    $       224   $             2

74    See accompanying notes

Notes to Financial Statements
March 31, 1998


1.  Organization
PIMCO Funds: Pacific Investment Management Series (the "Trust") was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end investment management company. The Trust currently consists of 25 separate investment funds (the "Funds"). The Trust may offer up to six classes of shares for certain Funds. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Financial statements for the Total Return II, Total Return III, Total Return Mortgage, Moderate Duration, Low Duration II, Low Duration III, Low Duration Mortgage, Global Bond, Strategic Balanced, Municipal Bond and International Bond Funds are provided separately. The Commercial Mortgage Securities, Emerging Markets Bond II and StocksPLUS Short Strategy Funds had not commenced operations as of March 31, 1998. As used in the financial statements, "Institutional Classes" refers to the Institutional and Administrative Classes and "Retail Classes" refers to the A, B, C, and D Classes of the Trust.

2.  Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Trust in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Fund, except the StocksPLUS Fund, are declared on each day the Trust is open for business and are distributed to shareholders monthly. Dividends from net investment income, if any, of the StocksPLUS Fund are declared and distributed to shareholders quarterly. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividends and distributions.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income and non-class specific expenses of each Fund, except the StocksPLUS Fund, are allocated daily to each class of shares based on the relative value of settled shares. Income and non-class specific expenses of the StocksPLUS Fund are allocated daily to each class of shares based on the relative net assets of each class. Realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class.

March 31, 1998


Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. A Fund may enter into financing transactions consisting of the sale by the Fund of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Fund sells the security becomes insolvent, a Fund's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Fund with the proceeds of a financing transaction may not exceed transaction costs. Included in payable for investments and foreign currency purchased are the amounts of $35,777,922, $284,512,443, $22,596,434, $610,266,695, $6,014,338,
$985,680 and $139,408 for the Long-Term U.S. Government, Foreign Bond, Global Bond II, Total Return, Real Return Bond, Low Duration and StocksPLUS Funds, respectively, related to these financing transactions.

Futures and Options. Certain Funds are authorized to enter into futures contracts and options. A Fund may use futures contracts and options to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. Certain Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Stripped Mortgage Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Swaps. Certain Funds are authorized to enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

Delayed Delivery Transactions. A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Reverse Repurchase Agreements. Certain Funds are authorized to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security sold by the Fund may decline below the repurchase price of the security.

3. Fees, Expenses, and Related Party Transactions Investment Advisory Fee. Pacific Investment Management Company (PIMCO) is a wholly owned subsidiary partnership of PIMCO Advisors L.P. which serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets of the Fund. The Advisory Fee is charged at an annual rate of 0.15% for the Money Market Fund, 0.40% for the StocksPLUS Fund, 0.45% for the Emerging Markets Bond Fund and 0.25% for all other Funds.

Administration Fee. Pacific Investment Management Company (PIMCO) is a wholly owned subsidiary partnership of PIMCO Advisors L.P. which also serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class's average daily net assets. The Administration Fee for the Retail Classes is charged at the annual rate of 0.35% for the Short-Term and Money Market Funds, 0.45% for the Foreign Bond and Global Bond II Funds, 0.55% for the Emerging Markets Bond Fund and 0.40% for all other Funds. The Administration Fee for the Institutional Classes is charged at an annual rate of 0.18% for the Total Return and Low Duration Funds, 0.20% for the Moderate Duration, Short-Term and Money Market Funds, 0.30% for the Global Bond Fund and Global Bond II Funds, 0.40% for the Emerging Markets Bond and 0.25% for all other Funds.

Distribution and Servicing Fees. PIMCO Funds Distributors LLC, ("PFD"), formerly PIMCO Funds Distribution Company, a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.

     The Trust is permitted to reimburse, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during 1998.

     Pursuant to the Distribution and Servicing Plans adopted by the Retail Classes of the Trust, the Trust compensates PFD for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the Retail Classes. The Trust pays PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):

                                                            Effective Rate                    Allowable Rate
                                                 -----------------------------------------------------------------
                                                   Distribution      Servicing       Distribution      Servicing
                                                        Fee (%)        Fee (%)            Fee (%)        Fee (%)
------------------------------------------------------------------------------------------------------------------
Class A
Money Market Fund                                            --           0.10                 --           0.20
All other Funds                                              --           0.25                 --           0.25

Class B
All Funds                                                  0.75           0.25               0.75           0.25

Class C
Long-Term U.S. Gov't., Foreign Bond,
Global Bond II, Emerging Markets Bond,
High Yield and Total Return Funds                          0.75           0.25               0.75           0.25
Real Return Bond and StocksPLUS Funds                      0.50           0.25               0.75           0.25
Low Duration Fund                                          0.50           0.25               0.50           0.25
Short-Term Fund                                            0.30           0.25               0.75           0.25
Money Market Fund                                            --           0.10                 --           0.20

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the Money Market Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended March 31, 1998, the funds were informed that PFD received $3,275,303 representing commissions (sales charges) and contingent deferred sales charges related to the Retail Classes.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons"

March 31, 1998


of PIMCO or the Trust, and any counsel retained exclusively for their benefit;
(vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiclass Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. Each unaffiliated Trustee receives an annual retainer of $45,000, plus $3,000 for each Board of Trustees meeting attended, plus reimbursement of related expenses. In addition, each committee chair receives an annual retainer of $1,500. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4.  Purchases and Sales of Securities
Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 1998 were as follows (amounts in thousands):



                                U.S. Government/Agency            All Other
                             ---------------------------------------------------
                                Purchases        Sales    Purchases       Sales
--------------------------------------------------------------------------------
Long-Term U.S. Gov't Fund    $    169,248 $    100,758  $    18,050 $        419
Foreign Bond Fund                 112,168       64,477    1,117,065    1,106,425
Global Bond Fund II                16,102       16,290       90,463       80,854
Emerging Markets Bond Fund         10,130       10,143       21,072       16,442
High Yield Fund                         0            0    1,543,696      516,227
Total Return Fund              30,659,485   27,541,592    8,211,135    3,429,448
Real Return Bond Fund              79,685       74,873       25,079       22,060
Low Duration Fund              11,277,496    9,399,379      286,925      480,145
Short-Term Fund                    55,931       34,614       97,694       53,391
StocksPLUS Fund                   145,322       44,353      271,673       68,671

5.  Transactions in Written Call and Put Options
Transactions in written call and put options were as follows
(amounts in thousands):

                                                           Emerging
                           Long-Term        Foreign         Markets          Total            Real            Low
                          U.S. Gov't.          Bond            Bond         Return          Return       Duration
------------------------------------------------------------------------------------------------------------------
                                                               Premium
------------------------------------------------------------------------------------------------------------------
Balance at 3/31/97            $   34      $       0       $       0      $  30,218      $        0        $ 3,711
Sales                              0             19              65         14,996              88              0
Closing Buys                     (34)             0               0              0               0              0
Expirations                        0            (19)            (65)       (36,693)              0         (3,711)
Exercised                          0              0               0         (4,868)              0              0
------------------------------------------------------------------------------------------------------------------
Balance at 3/31/98            $    0      $       0       $       0      $   3,653      $       88        $     0
==================================================================================================================

6. Federal Income Tax Matters
As of March 31, 1998, the Funds listed in the table below had remaining capital loss carryforwards that were realized or acquired in prior years. Use of the acquired capital loss carryforwards may be limited under current tax laws. As of March 31 1998, $13,760,932 of capital loss carryforwards in the High Yield Fund expired.

     Additionally, the Foreign Bond, Emerging Markets Bond, Low Duration and Short-Term Funds realized capital losses and/or foreign currency losses during the period November 1, 1997 through March 31, 1998 which the Fund elected to defer to the following fiscal year pursuant to income tax regulations. The amounts are $115,196, $161,447, $547,213 and $85,720 respectively.

     Each Fund will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.

                                          Capital Loss Carryforwards
                                            (amounts in thousands)
                         -------------------------------------------------------
                                Realized          Acquired
                                  Losses            Losses          Expiration
--------------------------------------------------------------------------------
High Yield Fund          $            --        $   50,541            03/31/02
                                      --             5,495            03/31/01

Total Return Fund                     --               988            03/31/04
                                      --             8,185            03/31/02

7. Institutional Class Summaries
The following amounts relate to the Statement of Assets and Liabilities and the Statement of Changes in Net Assets (amounts in thousands):


                                  Long-Term U.S. Gov't Fund          Foreign Bond Fund               Global Bond Fund II
                                 ---------------------------------------------------------------------------------------------------

                                                                                                                      Six Months
                                     Year Ended      Year Ended       Year Ended      Year Ended      Year Ended           Ended
                                 March 31, 1998  March 31, 1997   March 31, 1998  March 31, 1997  March 31, 1998  March 31, 1997
------------------------------------------------------------------------------------------------------------------------------------

Shares Issued and Outstanding
   Institutional class...........         4,591          2,129           36,526           22,559           2,471               0
   Administrative class..........           469              0               29                3               0               0
                                          5,060          2,129           36,555           22,562           2,471               0

Distributions to Shareholders:
From net investment income
   Institutional Class...........     $   2,186      $   1,773        $  18,748         $  7,980      $      100         $     0
   Administrative Class..........           122              0               13                0               0               0

In excess of net investment income
   Institutional Class...........            1               0                0                0               0               0
   Administrative Class..........            0               0                0                0               0               0

From net realized capital gains
   Institutional Class...........          218               0            9,705           24,345               0               0
   Administrative Class..........           21               0                7                0               0               0

In excess of net realized capital
 gains
   Institutional Class...........            0             693                0                0               0               0
   Administrative Class..........            0               0                0                0               0               0

Tax basis return of capital
   Institutional Class...........            0               0                0                0               0               0
   Administrative Class..........            0               0                0                0               0               0
                                    $    2,548       $   2,466        $  28,473         $ 32,325      $      100         $     0

                                       Emerging
                                       Markets
                                      Bond Fund             High Yield Fund                    Total Return Fund
                                   -------------------------------------------------------------------------------------------------

                                       Period from
                                  July 31, 1997 to       Year Ended        Year Ended        Year Ended       Year Ended
                                   March 31, 1998    March 31, 1998    March 31, 1997    March 31, 1998   March 31, 1997
------------------------------------------------------------------------------------------------------------------------------------

Shares Issued and Outstanding
   Institutional class...........          380              139,702            67,081         1,552,606        1,219,656
   Administrative class..........            0                5,998               940            45,374           14,719
                                           380              145,700            68,021         1,597,980        1,234,375

Distributions to Shareholders:
From net investment income
   Institutional Class...........   $      165           $   90,115        $   64,102        $  843,692       $  737,816
   Administrative Class..........            0                1,993               407            15,470            8,454

In excess of net investment income
   Institutional Class...........            0                    0                 0            23,175           18,432
   Administrative Class..........            0                    0                 0               425              211

From net realized capital gains
   Institutional Class...........            0                    0             9,166           375,236                0
   Administrative Class..........            0                    0                88             8,344                0

In excess of net realized capital
 gains
   Institutional Class...........           51                8,670                 0                 0                0
   Administrative Class..........            0                  190                 0                 0                0

Tax basis return of capital
   Institutional Class...........            0                    0                 0                 0                0
   Administrative Class..........            0                    0                 0                 0                0
                                    $      216           $  100,968        $   73,763         1,266,342       $  764,913




                                 Real Return Bond Fund                 Low Duration Fund                   Short-Term Fund
------------------------------------------------------------------------------------------------------------------------------------

                                                   Period from
                                 Year Ended   Jan. 29, 1997 to        Year Ended         Year Ended       Year ended      Year Ended

                             March 31, 1998     March 31, 1997    March 31, 1998     March 31, 1997   March 31, 1998  March 31, 1997

------------------------------------------------------------------------------------------------------------------------------------

Shares Issued and Outstanding
   Institutional class.......           566                568           271,121            280,193           17,177          15,648

   Administrative class......             0                  0             4,538              2,361              512             451

                                        566                568           275,659            282,554           17,689          16,099


Distributions to Shareholders:
From net investment income
   Institutional Class.......      $    248           $     45          $171,675           $170,430         $ 10,663        $  7,220

   Administrative Class......             0                  0             1,723                511              239             221


In excess of net investment income
   Institutional Class.......            18                  0             6,016              5,074              192             156

   Administrative Class......             0                  0                61                 15                4               5


From net realized capital gains
   Institutional Class.......            68                  0             7,885                  0              251               0

   Administrative Class......             0                  0                78                  0                7               0


In excess of net realized capital
 gains
   Institutional Class.......             0                  0                 0                  0                0               0

   Administrative Class......             0                  0                 0                  0                0               0

Tax basis return of capital
   Institutional Class.......             0                  0                 0                  0                0               0

   Administrative Class......             0                  0                 0                  0                0               0

                                   $    334           $     45          $187,438           $176,030         $ 11,356        $  7,602



                                      Money Market Fund                      StocksPLUS Fund
                                 ----------------------------------------------------------------------

                                     Year Ended        Year Ended          Year Ended       Year Ended
                                 March 31, 1998    March 31, 1997      March 31, 1998   March 31, 1997
-------------------------------------------------------------------------------------------------------
Shares Issued and Outstanding
   Institutional class.......            55,336            23,497              29,564           20,574
   Administrative class......               749                12                 152               60
                                         56,085            23,509              29,716           20,634

Distributions to Shareholders:
From net investment income
   Institutional Class.......          $  1,932          $  1,360           $  35,277        $  21,952
   Administrative Class......                15                 1                 126                8

In excess of net investment income
   Institutional Class.......                 1                 0                   0                0
   Administrative Class......                 0                 0                   0                0

From net realized capital gains
   Institutional Class.......                 0                 0              25,683            8,793
   Administrative Class......                 0                 0                  96                0

In excess of net realized capital
 gains
   Institutional Class.......                 0                 0                   0                0
   Administrative Class......                 0                 0                   0                0

Tax basis return of capital
   Institutional Class.......                 0                 0                   0                0
   Administrative Class......                 0                 0                   0                0
                                       $  1,948          $  1,361           $  61,182        $  30,753

March 31, 1998

8. Shares of Beneficial Interest
The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                    Long-Term U.S. Gov't Fund                       Foreign Bond Fund
                                       ----------------------------------------------  ---------------------------------------------


                                           Year Ended 3/31/98     Year Ended 3/31/97      Year Ended 3/31/98     Year Ended 3/31/97
                                          Shares       Amount    Shares       Amount     Shares       Amount     Shares      Amount
-------------------------------------------------------------------------------------  ---------------------------------------------

Receipts for shares sold
  Institutional Class....................  4,747    $  48,113       712    $   6,985     21,531    $ 230,125     14,462   $ 155,503
  Administrative Class...................    478        4,924         0            0         28          298          3          30
  Class A................................    597        6,175       128        1,237        855        9,138         69         715
  Class B................................    769        8,001        48          469        896        9,586        117       1,236
  Class C................................    817        8,501        29          281      1,458       15,595        172       1,809
Shares issued in reorganization
  Class A................................      0            0         0            0          0            0          0           0
  Class B................................      0            0         0            0          0            0          0           0
  Class C................................      0            0         0            0          0            0          0           0
Issued as reinvestment of distributions
  Institutional Class....................    194        1,998       215        2,113      2,017       21,425      2,246      23,548
  Administrative Class...................      9           97         0            0          2           21          0           0
  Class A................................     11          116         0            1         35          373          0           1
  Class B................................     12          121         0            1         43          455          0           2
  Class C................................     11          116         0            1         73          771          0           3
Cost of shares redeemed
  Institutional Class.................... (2,479)     (25,182)   (2,062)     (20,121)    (9,581)    (102,060)   (18,761)   (205,567)
  Administrative Class...................    (18)        (191)        0            0         (4)         (38)         0           0
  Class A................................   (154)      (1,612)        0            0        (66)        (703)        (1)         (6)
  Class B................................   (118)      (1,248)        0            0        (66)        (702)         0           0
  Class C................................   (171)      (1,794)        0           (1)      (112)      (1,194)         0          (2)
Net increase (decrease) resulting from
 Fund share transactions.................  4,705    $  48,135      (930)   $  (9,034)    17,109    $ 183,090     (1,693)  $ (22,728)



                                                      Real Return Bond Fund                        Low Duration Fund
                                       ---------------------------------------------- ---------------------------------------------
                                                                     Period From
                                             Year Ended 3/31/98  1/29/97 to 3/31/98     Year Ended 3/31/98      Year Ended 3/31/97
                                            Shares        Amount Shares      Amount    Shares        Amount    Shares       Amount
------------------------------------------------------------------------------------- ---------------------------------------------
Receipts for shares sold
  Institutional Class....................      465     $   4,626    564    $  5,636   144,295   $ 1,467,244   139,451  $ 1,394,715
  Administrative Class...................        0             0      0           0     3,319        33,741     2,251       22,564
  Class A................................      118         1,170      0           0    34,531       351,735     2,135       21,468
  Class B................................      131         1,292     51         514     1,705        17,368       178        1,783
  Class C................................      114         1,136     15         149     5,739        58,311     1,581       15,897
Shares issued in reorganization
  Class A................................        0             0      0           0         0             0     5,364       53,912
  Class B................................        0             0      0           0         0             0       454        4,564
  Class C................................        0             0      0           0         0             0     6,149       61,795
Issued as reinvestment of distributions
  Institutional Class....................       34           333      4          45    15,257       155,141    15,036      149,996
  Administrative Class...................        0             0      0           0       182         1,852        52          518
  Class A................................        2            24      0           0       448         4,564        61          615
  Class B................................        3            34      0           1        38           384         3           33
  Class C................................        3            33      0           0       271         2,754        49          495
Cost of shares redeemed
  Institutional Class....................     (501)       (5,016)     0           0  (168,625)   (1,713,570) (143,424)  (1,432,178)
  Administrative Class...................        0             0      0           0    (1,324)      (13,425)     (197)      (1,971)
  Class A................................      (83)         (818)     0           0   (30,163)     (307,185)   (1,615)     (16,266)
  Class B................................      (32)         (323)     0           0      (542)       (5,522)     (104)      (1,047)
  Class C................................      (82)         (812)     0           0    (5,625)      (57,029)   (1,407)     (14,179)
Net increase (decrease) resulting from
 Fund share transactions.................      172     $   1,679    634    $  6,345      (494)  $    (3,637)   26,017  $   262,714

                                                                                                       Emerging
                                                         Global Bond Fund II                         Markets Bond
                                       -----------------------------------------------------  --------------------------
                                                                                                     Period From
                                           Year Ended 3/31/98         Year Ended 3/31/97          7/31/97 to 3/31/98
                                         Shares         Amount      Shares          Amount      Shares          Amount
--------------------------------------------------------------------------------------------  --------------------------
Receipts for shares sold
  Institutional Class...................  2,462    $    24,247           0     $         0         395     $     3,907
  Administrative Class..................      0              0           0               0           0               0
  Class A...............................    499          5,409         136           1,518          37             353
  Class B...............................    117          1,255          70             778          31             294
  Class C...............................    158          1,717         177           1,967          14             132
Shares issued in reorganization
  Class A...............................      0              0           0               0           0               0
  Class B...............................      0              0           0               0           0               0
  Class C...............................      0              0           0               0           0               0
Issued as reinvestment of distributions
  Institutional Class...................     10            100           0               0          22             212
  Administrative Class..................      0              0           0               0           0               0
  Class A...............................    105          1,055          16             171           1               9
  Class B...............................     58            578          13             138           1               7
  Class C...............................     94            942          19             215           1               6
Cost of shares redeemed
  Institutional Class...................      0              0           0               0         (37)           (350)
  Administrative Class..................      0              0           0               0           0               0
  Class A...............................   (623)        (6,982)       (118)         (1,285)         (6)            (54)
  Class B...............................    (88)          (940)        (16)           (178)          0               0
  Class C...............................   (128)        (1,407)        (21)           (236)          0              (3)
Net increase (decrease) resulting from
 Fund share transactions................  2,664    $    25,974         276     $     3,088         459     $     4,513

                                                       High Yield Fund                             Total Return Fund
                                    ------------------------------------------------ ----------------------------------------------

                                          Year Ended 3/31/98    Year Ended 3/31/97     Year Ended 3/31/98       Year Ended 3/31/97
                                         Shares       Amount   Shares       Amount    Shares        Amount     Shares       Amount
------------------------------------------------------------------------------------ ----------------------------------------------
Receipts for shares sold
  Institutional Class................... 85,745  $   991,624   37,480   $  414,058   569,689   $ 6,060,910    358,561  $ 3,709,839
  Administrative Class..................  5,481       63,673    1,323       14,665    39,423       420,992     12,842      132,504
  Class A...............................  5,603       64,633      480        5,390    43,181       460,620      3,360       35,013
  Class B...............................  8,820      101,900    1,083       12,160    11,221       119,773      1,002       10,459
  Class C............................... 11,386      131,535    1,380       15,420    14,063       149,964      1,329       13,775
Shares issued in reorganization
  Class A...............................      0            0    2,634       29,527         0             0      8,630       90,184
  Class B...............................      0            0    4,447       49,852         0             0      6,410       66,992
  Class C...............................      0            0   18,228      204,339         0             0     32,743      342,162
Issued as reinvestment of distributions
  Institutional Class...................  7,846       90,586    6,306       69,870    97,133     1,031,930     58,681      606,425
  Administrative Class..................    123        1,429       31          353     2,241        23,828        820        8,479
  Class A...............................    236        2,723       25          271     1,979        21,051         88          900
  Class B...............................    381        4,397       37          412       613         6,517         49          513
  Class C...............................  1,066       12,300      163        1,819     1,747        18,558        223        2,316
Cost of shares redeemed
  Institutional Class...................(20,969)    (238,595) (25,767)    (286,865) (333,872)   (3,556,685)  (193,748)  (2,001,935)
  Administrative Class..................   (546)      (6,334)    (506)      (5,554)  (11,009)     (117,585)    (9,113)     (94,080)
  Class A............................... (2,364)     (27,260)    (537)      (6,044)   (6,141)      (65,456)      (810)      (8,458)
  Class B............................... (1,243)     (14,335)    (136)      (1,524)   (1,444)      (15,356)      (244)      (2,564)
  Class C............................... (6,522)     (75,236)  (1,272)     (14,308)   (9,698)     (102,973)    (2,256)     (23,590)
Net increase (decrease) resulting from
 Fund share transactions................ 95,043  $ 1,103,040   45,399   $  503,841   419,126   $ 4,456,088    278,567  $ 2,888,934


                                                          Short-Term Fund                                Money Market Fund
                                     ---------------------------------------------  ------------------------------------------------


                                         Year Ended 3/31/98    Year Ended 3/31/97       Year Ended 3/31/98      Year Ended 3/31/97
                                        Shares       Amount    Shares      Amount      Shares        Amount     Shares      Amount
----------------------------------------------------------------------------------  ------------------------------------------------

Receipts for shares sold
  Institutional Class.................. 30,985   $  311,342    18,060   $ 180,257     126,866   $   126,866     48,817   $  48,817
  Administrative Class.................    458        4,605       867       8,640       1,317         1,317          8           8
  Class A..............................  3,832       38,492       441       4,435   1,983,452     1,983,452    303,692     303,692
  Class B..............................    610        6,129        19         197      14,945        14,945      3,657       3,657
  Class C..............................    991        9,964       140       1,403   1,189,852     1,189,852    262,815     262,815
Shares issued in reorganization
  Class A..............................      0            0         0           0           0             0     14,653      14,653
  Class B..............................      0            0         0           0           0             0      2,499       2,499
  Class C..............................      0            0         0           0           0             0     52,050      52,050
Issued as reinvestment of distributions
  Institutional Class..................    904        9,089       625       6,243       1,408         1,408      1,077       1,077
  Administrative Class.................      3           35         1          15          15            15          1           1
  Class A..............................     47          474         1           5       1,226         1,226        192         192
  Class B..............................      1           14         0           1          94            94         15          15
  Class C..............................     19          193         0           4       2,314         2,314        605         605
Cost of shares redeemed
  Institutional Class..................(30,360)    (305,111)  (13,294)   (132,676)    (96,437)      (96,437)   (52,332)    (52,332)
  Administrative Class.................   (401)      (4,023)     (820)     (8,162)       (594)         (594)        (7)         (7)
  Class A.............................. (1,729)     (17,369)     (189)     (1,898) (1,986,890)   (1,986,890)  (274,948)   (274,948)
  Class B..............................   (497)      (4,998)       (8)        (83)    (15,245)      (15,245)    (3,028)     (3,028)
  Class C..............................   (474)      (4,767)       (4)        (44) (1,221,867)   (1,221,867)  (230,072)   (230,072)
Net increase (decrease) resulting from
 Fund share transactions...............  4,389   $   44,069     5,839   $  58,337         456   $       456    129,694   $ 129,694


                                                           StocksPLUS Fund
                                        ------------------------------------------------------

                                             Year Ended 3/31/98        Year Ended 3/31/97
                                            Shares        Amount     Shares         Amount
----------------------------------------------------------------------------------------------
Receipts for shares sold
  Institutional Class.....................  16,854   $   225,911      7,685    $    91,156
  Administrative Class....................      98         1,303         64            746
  Class A.................................   5,189        70,046        515          6,245
  Class B.................................   6,014        81,066        720          8,743
  Class C.................................   6,158        82,851      1,276         15,506
Shares issued in reorganization
  Class A.................................       0             0          0              0
  Class B.................................       0             0          0              0
  Class C.................................       0             0          0              0
Issued as reinvestment of distributions
  Institutional Class.....................   4,247        54,317      2,419         28,060
  Administrative Class....................      17           211          1              8
  Class A.................................     531         6,748          5             64
  Class B.................................     731         9,234          7             86
  Class C.................................     816        10,335         13            156
Cost of shares redeemed
  Institutional Class..................... (12,110)     (165,345)    (3,137)       (36,460)
  Administrative Class....................     (22)         (291)        (5)           (58)
  Class A.................................  (1,748)      (23,650)       (15)          (182)
  Class B.................................    (400)       (5,397)        (3)           (33)
  Class C.................................  (1,049)      (14,121)      (306)        (3,565)
Net increase (decrease) resulting from
 Fund share transactions..................  25,326   $   333,218      9,239    $   110,472

March 31, 1998

9. Financial Highlights-Institutional Classes

                                 Net Asset                Net Realized/                   Dividends  Dividends in
                                 Value      Net           Unrealized      Total Income    From Net   Excess of Net
Selected Per Share Data for      Beginning  Investment    Gain (Loss) on  From Investment Investment Investment
the Period Ended:                of Period  Income (Loss) Investments     Operations      Income     Income
                                 ---------  ------------- --------------  --------------- ---------- -------------
Long-Term U.S. Government Fund
  Institutional Class
    03/31/98.................... $   9.39   $  0.52 (a)   $  1.34 (a)     $   1.86        $  (0.62)  $   0.00
    03/31/97....................     9.96      0.79         (0.35)            0.44           (0.68)      0.00
    03/31/96....................     9.85      0.83          0.66             1.49           (0.68)     (0.04)
    03/31/95....................     9.96      0.60         (0.09)            0.51           (0.60)     (0.02)
    03/31/94....................    11.36      0.62         (0.06)            0.56           (1.05)     (0.04)

  Administrative Class
    09/23/97-03/31/98...........    10.17      0.26 (a)      0.51 (a)         0.77           (0.31)      0.00

Foreign Bond Fund
  Institutional Class
    03/31/98.................... $  10.41   $  0.66 (a)   $  0.61 (a)     $   1.27        $  (0.63)  $   0.00
    03/31/97....................    10.50      0.80          1.00             1.80           (0.40)      0.00
    03/31/96....................     9.38      0.96          1.03             1.99           (0.34)     (0.25)
    03/31/95....................    10.18      0.38         (0.57)           (0.19)           0.00       0.00
    03/31/94....................    10.34      0.55          0.27             0.82           (0.55)      0.00

  Administrative Class
    03/31/98....................    10.41      0.63 (a)      0.61 (a)         1.24           (0.60)      0.00
    01/28/97-03/31/97...........    10.54      0.59         (0.67)           (0.08)          (0.05)      0.00

Global Bond Fund II
  Institutional Class
    02/25/98-03/31/98........... $   9.82   $  0.06 (a)   $  0.09 (a)     $   0.15        $   0.00   $  (0.05)

Emerging Markets Bond Fund
  Institutional Class
    07/31/97-03/31/98........... $  10.00   $  0.46 (a)   $ (0.18) (a)    $   0.28        $  (0.46)  $   0.00

High Yield Fund
  Institutional Class
    03/31/98.................... $  11.10   $  0.98 (a)   $  0.65 (a)     $   1.63        $  (0.98)  $   0.00
    03/31/97....................    10.94      0.92          0.34             1.26           (0.97)      0.00
    03/31/96....................    10.42      1.04          0.54             1.58           (1.01)      0.00
    03/31/95....................    10.52      0.99         (0.12)            0.87           (0.93)     (0.02)
    03/31/94....................    10.41      0.90          0.18             1.08           (0.90)      0.00

  Administrative Class
    03/31/98....................    11.10      0.95 (a)      0.65 (a)         1.60           (0.95)      0.00
    03/31/97....................    10.94      0.85 (a)      0.38 (a)         1.23           (0.94)      0.00
    03/31/96....................    10.41      1.02 (a)      0.54 (a)         1.56           (0.98)      0.00
    01/16/95-03/31/95...........    10.14      0.23          0.25             0.48           (0.21)      0.00

Total Return Fund
  Institutional Class
    03/31/98.................... $  10.27   $  0.64 (a)   $  0.62 (a)     $   1.26        $  (0.62)  $  (0.02)
    03/31/97....................    10.29      0.68         (0.02)            0.66           (0.66)     (0.02)
    03/31/96....................    10.02      0.81          0.29             1.10           (0.61)     (0.10)
    03/31/95....................    10.25      0.64         (0.24)            0.40           (0.56)     (0.05)
    03/31/94....................    10.91      0.68         (0.16)            0.52           (0.71)     (0.15)

  Administrative Class
    03/31/98....................    10.27      0.61 (a)      0.63 (a)         1.24           (0.60)     (0.02)
    03/31/97....................    10.29      0.66 (a)     (0.02)(a)         0.64           (0.64)     (0.02)
    03/31/96....................    10.01      0.80          0.29             1.09           (0.60)     (0.09)
    09/07/94-03/31/95...........    10.00      0.31          0.06             0.37           (0.32)     (0.03)

+ Annualized
(a) Per share amounts based in average number of shares outstanding during the period.


                                   Distributions  Distributions
                                   From Net       in Excess of   Tax Basis                 Net Asset
                                   Realized       Net Realized   Return of  Total          Value End                 Net Assets End
                                   Capital Gains  Capital Gains  Capital    Distributions  of Period  Total Return  of Period (000s)
                                   -------------  -------------  ---------  -------------  ---------  ------------  ----------------

Long-Term U.S. Government Fund
  Institutional Class
    03/31/98                       $     (0.06)   $      0.00    $    0.00   $   (0.68)     $  10.57      20.23%    $      48,547
    ----------------------------   ------------   ------------   ----------  ----------     ---------    -------    --------------
    03/31/97                              0.00          (0.33)        0.00       (1.01)         9.39       4.48            19,995
    ----------------------------   ------------   ------------   ----------  ----------     ---------    -------    --------------
    03/31/96                             (0.50)         (0.16)        0.00       (1.38)         9.96      14.83            32,511
    ----------------------------   ------------   ------------   ----------  ----------     ---------    -------    --------------
    03/31/95                              0.00           0.00         0.00       (0.62)         9.85       5.50            32,349
    ----------------------------   ------------   ------------   ----------  ----------     ---------    -------    --------------
    03/31/94                             (0.70)         (0.17)        0.00       (1.96)         9.96       4.13            25,978
    ----------------------------   ------------   ------------   ----------  ----------     ---------    -------    --------------

  Administrative Class
    09/23/97-03/31/98                    (0.06)          0.00         0.00       (0.37)        10.57       7.60             4,957
    ----------------------------   ------------   ------------   ----------  ----------     ---------    -------    --------------

Foreign Bond Fund
  Institutional Class
    03/31/98                       $     (0.31)   $      0.00    $    0.00   $   (0.94)     $  10.74      12.64%    $     392,198
    ----------------------------   ------------   ------------   ----------  ----------     ---------    -------    --------------
    03/31/97                             (1.49)          0.00         0.00       (1.89)        10.41      17.69           234,880
    ----------------------------   ------------   ------------   ----------  ----------     ---------    -------    --------------
    03/31/96                             (0.25)         (0.03)        0.00       (0.87)        10.50      21.80           258,493
    ----------------------------   ------------   ------------   ----------  ----------     ---------    -------    --------------
    03/31/95                              0.00           0.00        (0.61)      (0.61)         9.38      (1.85)          232,700
    ----------------------------   ------------   ------------   ----------  ----------     ---------    -------    --------------
    03/31/94                             (0.06)         (0.37)        0.00       (0.98)        10.18       7.79           498,521
    ----------------------------   ------------   ------------   ----------  ----------     ---------    -------    --------------

  Administrative Class
    03/31/98                             (0.31)          0.00         0.00       (0.91)        10.74      12.34               315
    ----------------------------   ------------   ------------   ----------  ----------     ---------    -------    --------------
    01/28/97-03/31/97                     0.00           0.00         0.00       (0.05)        10.41      (0.72)               30
    ----------------------------   ------------   ------------   ----------  ----------     ---------    -------    --------------

Global Bond Fund II
  Institutional Class
    02/25/98-03/31/98              $      0.00    $      0.00    $    0.00   $   (0.05)     $   9.92       1.02%    $      24,517
    ----------------------------   ------------   ------------   ----------  ----------     ---------    -------    --------------

Emerging Markets Bond Fund
  Institutional Class
    07/31/97-03/31/98              $     (0.15)   $      0.00    $    0.00   $   (0.61)     $   9.67       3.10%    $       3,676
    ----------------------------   ------------   ------------   ----------  ----------     ---------    -------    --------------

High Yield Fund
  Institutional Class
    03/31/98                       $      0.00    $     (0.09)   $    0.00   $   (1.07)     $  11.66      15.26%    $   1,628,930
    ----------------------------   ------------   ------------   ----------  ----------     ---------    -------    --------------
    03/31/97                             (0.13)          0.00         0.00       (1.10)        11.10      12.04           744,498
    ----------------------------   ------------   ------------   ----------  ----------     ---------    -------    --------------
    03/31/96                             (0.05)          0.00         0.00       (1.06)        10.94      15.70           536,983
    ----------------------------   ------------   ------------   ----------  ----------     ---------    -------    --------------
    03/31/95                              0.00          (0.02)        0.00       (0.97)        10.42       8.81           336,310
    ----------------------------   ------------   ------------   ----------  ----------     ---------    -------    --------------
    03/31/94                             (0.07)          0.00         0.00       (0.97)        10.52      10.65           219,976
    ----------------------------   ------------   ------------   ----------  ----------     ---------    -------    --------------

  Administrative Class
    03/31/98                              0.00          (0.09)        0.00       (1.04)        11.66      14.98            69,937
    ----------------------------   ------------   ------------   ----------  ----------     ---------    -------    --------------
    03/31/97                             (0.13)          0.00         0.00       (1.07)        11.10      11.76            10,428
    ----------------------------   ------------   ------------   ----------  ----------     ---------    -------    --------------
    03/31/96                             (0.05)          0.00         0.00       (1.03)        10.94      15.54             1,007
    ----------------------------   ------------   ------------   ----------  ----------     ---------    -------    --------------
    01/16/95-03/31/95                     0.00           0.00         0.00       (0.21)        10.41       4.66                41
    ----------------------------   ------------   ------------   ----------  ----------     ---------    -------    --------------

Total Return Fund
  Institutional Class
    03/31/98                       $     (0.27)   $      0.00    $    0.00   $   (0.91)     $  10.62      12.63%    $  16,484,119
    ----------------------------   ------------   ------------   ----------  ----------     ---------    -------    --------------
    03/31/97                              0.00           0.00         0.00       (0.68)        10.27       6.60        12,528,536
    ----------------------------   ------------   ------------   ----------  ----------     ---------    -------    --------------
    03/31/96                             (0.12)          0.00         0.00       (0.83)        10.29      11.14        10,247,605
    ----------------------------   ------------   ------------   ----------  ----------     ---------    -------    --------------
    03/31/95                              0.00           0.00        (0.02)      (0.63)        10.02       4.22         7,239,735
    ----------------------------   ------------   ------------   ----------  ----------     ---------    -------    --------------
    03/31/94                             (0.30)         (0.02)        0.00       (1.18)        10.25       4.55         5,008,160
    ----------------------------   ------------   ------------   ----------  ----------     ---------    -------    --------------

  Administrative Class
    03/31/98                             (0.27)          0.00         0.00       (0.89)        10.62      12.36           481,730
    ----------------------------   ------------   ------------   ----------  ----------     ---------    -------    --------------
    03/31/97                              0.00           0.00         0.00       (0.66)        10.27       6.34           151,194
    ----------------------------   ------------   ------------   ----------  ----------     ---------    -------    --------------
    03/31/96                             (0.12)          0.00         0.00       (0.81)        10.29      10.99           104,618
    ----------------------------   ------------   ------------   ----------  ----------     ---------    -------    --------------
    09/07/94-03/31/95                     0.00           0.00        (0.01)      (0.36)        10.01       3.76             9,037
    ----------------------------   ------------   ------------   ----------  ----------     ---------    -------    --------------

                                                     Ratio of Net
                                      Ratio of       Investment
                                      Expenses to    Income to
                                      Average Net    Average Net   Portfolio
                                      Assets         Assets        Turnover Rate
                                      -----------    ------------  -------------
Long-Term U.S. Government Fund
  Institutional Class
    03/31/98                              0.51%          4.88%         177%
    ----------------------------   ------------   ------------   ----------
    03/31/97                              0.63           7.63          402
    ----------------------------   ------------   ------------   ----------
    03/31/96                              0.56           6.80          238
    ----------------------------   ------------   ------------   ----------
    03/31/95                              0.50           6.62           89
    ----------------------------   ------------   ------------   ----------
    03/31/94                              0.50           5.37           98
    ----------------------------   ------------   ------------   ----------

  Administrative Class
    09/23/97-03/31/98                     0.76+          4.87+         177
    ----------------------------   ------------   ------------   ----------

Foreign Bond Fund
  Institutional Class
    03/31/98                              0.50%          6.32%         280%
    ----------------------------   ------------   ------------   ----------
    03/31/97                              0.50           7.88          984
    ----------------------------   ------------   ------------   ----------
    03/31/96                              0.52           5.83        1,234
    ----------------------------   ------------   ------------   ----------
    03/31/95                              0.47           6.44          299
    ----------------------------   ------------   ------------   ----------
    03/31/94                              0.54           5.12          260
    ----------------------------   ------------   ------------   ----------

  Administrative Class
    03/31/98                              0.75           6.07          280
    ----------------------------   ------------   ------------   ----------
    01/28/97-03/31/97                     0.79+          7.63+         984
    ----------------------------   ------------   ------------   ----------

Global Bond Fund II
  Institutional Class
    02/25/98-03/31/98                     0.55%+         6.24%+        369%
    ----------------------------   ------------   ------------   ----------

Emerging Markets Bond Fund
  Institutional Class
    07/31/97-03/31/98                     0.86%+         7.21%+        695%
    ----------------------------   ------------   ------------   ----------

High Yield Fund
  Institutional Class
    03/31/98                              0.50%          8.52%          37%
    ----------------------------   ------------   ------------   ----------
    03/31/97                              0.50           8.77           67
    ----------------------------   ------------   ------------   ----------
    03/31/96                              0.47           9.28           66
    ----------------------------   ------------   ------------   ----------
    03/31/95                              0.48           9.37           78
    ----------------------------   ------------   ------------   ----------
    03/31/94                              0.50           8.40          112
    ----------------------------   ------------   ------------   ----------

  Administrative Class
    03/31/98                              0.75           8.21           37
    ----------------------------   ------------   ------------   ----------
    03/31/97                              0.76           8.48           67
    ----------------------------   ------------   ------------   ----------
    03/31/96                              0.80           9.16           66
    ----------------------------   ------------   ------------   ----------
    01/16/95-03/31/95                     0.73+         10.12+          78
    ----------------------------   ------------   ------------   ----------

Total Return Fund
  Institutional Class
    03/31/98                              0.43%          6.06%         206%
    ----------------------------   ------------   ------------   ----------
    03/31/97                              0.43           6.60          173
    ----------------------------   ------------   ------------   ----------
    03/31/96                              0.42           6.85          221
    ----------------------------   ------------   ------------   ----------
    03/31/95                              0.41           6.72           98
    ----------------------------   ------------   ------------   ----------
    03/31/94                              0.41           6.27          177
    ----------------------------   ------------   ------------   ----------

  Administrative Class
    03/31/98                              0.68           5.74          206
    ----------------------------   ------------   ------------   ----------
    03/31/97                              0.68           6.35          173
    ----------------------------   ------------   ------------   ----------
    03/31/96                              0.68           6.64          221
    ----------------------------   ------------   ------------   ----------
    09/07/94-03/31/95                     0.66+          6.54+          98
    ----------------------------   ------------   ------------   ----------



+ Annualized
(a) Per share amounts based on average number of shares outstanding during the period.

March 31, 1998

9. Financial Highlights-Institutional Classes (Cont.)

                                                         Net Asset                         Net Realized/
Selected Per Share Data for the Period Ended:            Value           Net               Unrealized         Total Income
                                                         Beginning       Investment        Gain (Loss) on     From Investment
                                                         of Period       Income (Loss)     Investments        Operations
                                                         -----------     --------------    ----------------   -----------------
Real Return Bond Fund
  Institutional Class
    03/31/98..........................................   $   9.93        $  0.44 (a)       $   0.05 (a)       $      0.49
    01/29/97-03/31/97.................................       9.92           0.11              (0.02)                 0.09

Low Duration Fund
  Institutional Class
    03/31/98..........................................   $   9.98        $  0.65 (a)       $   0.23 (a)       $      0.88
    03/31/97..........................................       9.95           0.64               0.03                  0.67
    03/31/96..........................................       9.76           0.66               0.21                  0.87
    03/31/95..........................................      10.04           0.65              (0.30)                 0.35
    03/31/94..........................................      10.30           0.62              (0.16)                 0.46

  Administrative Class
    03/31/98..........................................       9.98           0.63 (a)           0.22 (a)              0.85
    03/31/97..........................................       9.95           0.62               0.03                  0.65
    03/31/96..........................................       9.76           0.63               0.21                  0.84
    12/31/94-03/31/95.................................       9.67           0.18               0.07                  0.25

Short-Term Fund
  Institutional Class
    03/31/98..........................................    $ 10.00        $  0.62 (a)       $   0.06 (a)       $      0.68
    03/31/97..........................................       9.92           0.61               0.08                  0.69
    03/31/96..........................................       9.79           0.69               0.12                  0.81
    03/31/95..........................................       9.92           0.56              (0.13)                 0.43
    03/31/94..........................................      10.03           0.48              (0.12)                 0.36

  Administrative Class
    03/31/98..........................................      10.00           0.59 (a)           0.07 (a)              0.66
    03/31/97..........................................       9.92           0.58               0.08                  0.66
    02/01/96-03/31/96.................................       9.98           0.11              (0.07)                 0.04

Money Market Fund
  Institutional Class
    03/31/98..........................................    $  1.00        $  0.05 (a)       $   0.00 (a)       $      0.05
    03/31/97..........................................       1.00           0.05               0.00                  0.05
    11/01/95-03/31/96.................................       1.00           0.02               0.00                  0.02
    10/31/95..........................................       1.00           0.06               0.00                  0.06
    10/31/94..........................................       1.00           0.03               0.00                  0.03
    10/31/93..........................................       1.00           0.03               0.00                  0.03

  Administrative Class
    03/31/98..........................................       1.00           0.05 (a)           0.00 (a)              0.05
    03/31/97..........................................       1.00           0.05               0.00                  0.05
    11/01/95-03/31/96.................................       1.00           0.02               0.00                  0.02
    01/24/95-10/31/95.................................       1.00           0.05               0.00                  0.05

StocksPLUS Fund
  Institutional Class
    03/31/98..........................................    $ 11.46        $  1.90 (a)       $   3.23 (a)       $      5.13
    03/31/97..........................................      11.16           1.27               0.82                  2.09
    03/31/96..........................................      10.48           0.91               2.48                  3.39
    03/31/95..........................................       9.52           1.03               0.69                  1.72
    05/14/93-03/31/94.................................      10.00           0.34               0.10                  0.44

  Administrative Class
    03/31/98..........................................      11.46           1.89 (a)           3.19 (a)              5.08
    01/07/97-03/31/97.................................      11.56           0.14              (0.09)                 0.05

                                                         Dividends      Dividends in
                                                         From Net       Excess of Net
                                                         Investment     Investment
                                                         Income         Income
                                                         ------------   -------------

Real Return Bond Fund
  Institutional Class
    03/31/98..........................................   $  (0.48)      $  (0.03)
    01/29/97-03/31/97.................................      (0.08)          0.00

Low Duration Fund
  Institutional Class
    03/31/98..........................................   $  (0.63)      $  (0.02)
    03/31/97..........................................      (0.63)         (0.01)
    03/31/96..........................................      (0.68)          0.00
    03/31/95..........................................      (0.54)          0.00
    03/31/94..........................................      (0.64)         (0.03)

  Administrative Class
    03/31/98..........................................      (0.60)         (0.02)
    03/31/97..........................................      (0.60)         (0.02)
    03/31/96..........................................      (0.65)          0.00
    12/31/94-03/31/95.................................      (0.14)          0.00

Short-Term Fund
  Institutional Class
    03/31/98..........................................   $  (0.60)      $  (0.01)
    03/31/97..........................................      (0.59)         (0.02)
    03/31/96..........................................      (0.65)         (0.03)
    03/31/95..........................................      (0.55)         (0.01)
    03/31/94..........................................      (0.47)          0.00

  Administrative Class
    03/31/98..........................................      (0.58)         (0.01)
    03/31/97..........................................      (0.57)         (0.01)
    02/01/96-03/31/96.................................      (0.10)          0.00

Money Market Fund
  Institutional Class
    03/31/98..........................................   $  (0.05)      $   0.00
    03/31/97..........................................      (0.05)          0.00
    11/01/95-03/31/96.................................      (0.02)          0.00
    10/31/95..........................................      (0.06)          0.00
    10/31/94..........................................      (0.03)          0.00
    10/31/93..........................................      (0.03)          0.00

  Administrative Class
    03/31/98..........................................      (0.05)          0.00
    03/31/97..........................................      (0.05)          0.00
    11/01/95-03/31/96.................................      (0.02)          0.00
    01/24/95-10/31/95.................................      (0.05)          0.00

StocksPLUS Fund
  Institutional Class
    03/31/98..........................................   $  (1.41)      $   0.00
    03/31/97..........................................      (1.27)          0.00
    03/31/96..........................................      (1.05)          0.00
    03/31/95..........................................      (0.76)          0.00
    05/14/93-03/31/94.................................      (0.34)         (0.01)

  Administrative Class
    03/31/98..........................................      (1.39)          0.00
    01/07/97-03/31/97.................................      (0.15)          0.00


                                           Distributions      Distributions
                                           From Net           in Excess of      Tax Basis                     Net Asset
                                           Realized           Net Realized      Return of    Total            Value End
                                           Capital Gains      Capital Gains     Capital      Distributions    Of Period
                                           ---------------    ---------------   -----------  -------------    ---------
Real Return Bond Fund
  Institutional Class
    03/31/98............................   $    (0.14)        $    0.00         $    0.00   $     (0.65)      $   9.77
    01/29/97-03/31/97...................         0.00              0.00              0.00         (0.08)          9.93

Low Duration Fund
  Institutional Class
    03/31/98............................   $    (0.03)        $    0.00         $    0.00    $    (0.68)      $  10.18
    03/31/97............................         0.00              0.00              0.00         (0.64)          9.98
    03/31/96............................         0.00              0.00              0.00         (0.68)          9.95
    03/31/95............................         0.00              0.00             (0.09)        (0.63)          9.76
    03/31/94............................        (0.05)             0.00              0.00         (0.72)         10.04

  Administrative Class
    03/31/98............................        (0.03)             0.00              0.00         (0.65)         10.18
    03/31/97............................         0.00              0.00              0.00         (0.62)          9.98
    03/31/96............................         0.00              0.00              0.00         (0.65)          9.95
    12/31/94-03/31/95...................         0.00              0.00             (0.02)        (0.16)          9.76

Short-Term Fund
  Institutional Class
    03/31/98............................   $    (0.01)        $    0.00         $    0.00    $    (0.62)      $  10.06
    03/31/97............................         0.00              0.00              0.00         (0.61)         10.00
    03/31/96............................         0.00              0.00              0.00         (0.68)          9.92
    03/31/95............................         0.00              0.00              0.00         (0.56)          9.79
    03/31/94............................         0.00              0.00              0.00         (0.47)          9.92

  Administrative Class
    03/31/98............................        (0.01)             0.00              0.00         (0.60)         10.06
    03/31/97............................         0.00              0.00              0.00         (0.58)         10.00
    02/01/96-03/31/96...................         0.00              0.00              0.00         (0.10)          9.92

Money Market Fund
  Institutional Class
    03/31/98............................   $     0.00         $    0.00         $    0.00    $    (0.05)      $   1.00
    03/31/97............................         0.00              0.00              0.00         (0.05)          1.00
    11/01/95-03/31/96...................         0.00              0.00              0.00         (0.02)          1.00
    10/31/95............................         0.00              0.00              0.00         (0.06)          1.00
    10/31/94............................         0.00              0.00              0.00         (0.03)          1.00
    10/31/93............................         0.00              0.00              0.00         (0.03)          1.00

  Administrative Class
    03/31/98............................         0.00              0.00              0.00         (0.05)          1.00
    03/31/97............................         0.00              0.00              0.00         (0.05)          1.00
    11/01/95-03/31/96...................         0.00              0.00              0.00         (0.02)          1.00
    01/24/95-10/31/95...................         0.00              0.00              0.00         (0.05)          1.00

StocksPLUS Fund
  Institutional Class
    03/31/98............................   $    (1.09)        $    0.00         $    0.00    $    (2.50)      $  14.09
    03/31/97............................        (0.52)             0.00              0.00         (1.79)         11.46
    03/31/96............................        (1.62)            (0.04)             0.00         (2.71)         11.16
    03/31/95............................         0.00              0.00              0.00         (0.76)         10.48
    05/14/93-03/31/94...................        (0.10)            (0.47)             0.00         (0.92)          9.52

  Administrative Class
    03/31/98............................        (1.09)             0.00              0.00         (2.48)         14.06
    01/07/97-03/31/97...................         0.00              0.00              0.00         (0.15)         11.46



                                                                                                Ratio of Net
                                                                               Ratio of         Investment
                                                                               Expenses to      Income to
                                                           Net Assets End      Average Net      Average Net   Portfolio
                                          Total Return     of Period (000s)    Assets           Assets        Turnover Rate
                                          --------------   -----------------   -------------    ------------- -------------
Real Return Bond Fund
  Institutional Class
    03/31/98............................         4.70%     $      5,526              0.52%         4.46%           967%
    01/29/97-03/31/97...................         0.09             5,638              0.51+         6.54+           160

Low Duration Fund
  Institutional Class
    03/31/98............................         9.00%     $  2,759,531              0.43%         6.39%           309%
    03/31/97............................         6.97         2,797,001              0.43          6.46            240
    03/31/96............................         9.13         2,677,574              0.42          6.88            209
    03/31/95............................         3.60         2,332,032              0.41          6.46             77
    03/31/94............................         4.56         2,298,255              0.43          6.05             43

  Administrative Class
    03/31/98............................         8.73            46,186              0.68          6.16            309
    03/31/97............................         6.71            23,564              0.68          6.21            240
    03/31/96............................         8.83             2,536              0.69          6.73            209
    12/31/94-03/31/95...................         2.53               771              0.66+         6.93+            77

Short-Term Fund
  Institutional Class
    03/31/98............................         7.06%     $    172,846              0.45%         6.12%             48%
    03/31/97............................         7.12           156,515              0.47          6.12              77
    03/31/96............................         8.49           101,797              0.58          6.86             215
    03/31/95............................         4.46            90,114              0.50          5.67              79
    03/31/94............................         3.66            73,176              0.50          4.87              46

  Administrative Class
    03/31/98............................         6.80             5,147              0.70          5.86              48
    03/31/97............................         6.86             4,513              0.72          5.87              77
    02/01/96-03/31/96...................         0.41             3,999              0.52+         4.44+            215

Money Market Fund
  Institutional Class
    03/31/98............................         5.40%     $     55,335              0.35%         5.29%            N/A
    03/31/97............................         5.19            23,497              0.40          5.08             N/A
    11/01/95-03/31/96...................         2.58            25,935              0.33+         5.44+            N/A
    10/31/95............................         5.67             7,741              0.40          5.53             N/A
    10/31/94............................         3.53             7,454              0.40          3.52             N/A
    10/31/93............................         2.83             5,836              0.40          2.78             N/A

  Administrative Class
    03/31/98............................         5.12               749              0.60          5.04             N/A
    03/31/97............................         4.94                12              0.66          4.83             N/A
    11/01/95-03/31/96...................         2.47                10              0.61+         5.95+            N/A
    01/24/95-10/31/95...................         4.21                10              0.68+         5.94+            N/A

StocksPLUS Fund
  Institutional Class
    03/31/98............................        47.75%     $    416,600              0.65%        13.74%             30%
    03/31/97............................        19.44           235,829              0.65         11.78              47
    03/31/96............................        34.07           151,869              0.70         15.23             102
    03/31/95............................        18.64            46,498              0.50         11.89             177
    05/14/93-03/31/94...................         1.55            14,330              0.50+         4.00+             33

  Administrative Class
    03/31/98............................        47.19             2,143              0.90         13.49              30
    01/07/97-03/31/97...................         0.34               682              0.95+         4.83+             47

+ Annualized
(a) Per share amounts based on average number of shares outstanding during the period.

March 31, 1998


10.  Reorganization

Each Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders (amounts in thousands):

                                                                                                               Total
                                                   Shares         Value of    Total Net      Total Net    Net Assets       Acquired
                                                Issued by    Shares Issued    Assets of      Assets of  of Acquiring         Fund(s)
                                                Acquiring     by Acquiring     Acquired      Acquiring    Fund After     Unrealized
Acquiring Fund  Acquired Fund(s)         Date        Fund             Fund       Fund(s)          Fund   Acquisition   Appreciation
------------------------------------------------------------------------------------------------------------------------------------

PIMCO High      PIMCO Advisors
Yield Fund      High Income
                Fund                 01/17/97      25,309    $     283,718    $ 283,718    $   791,932  $  1,075,650    $    12,610
------------------------------------------------------------------------------------------------------------------------------------


PIMCO Total     PIMCO Advisors
Return Fund     Total Return
                Income Fund and
                PIMCO Advisors
                U.S. Government
                Fund                 01/17/97      47,783    $     499,338    $ 499,338    $12,445,156  $ 12,944,494    $     5,236
------------------------------------------------------------------------------------------------------------------------------------


PIMCO Low       PIMCO Advisors
Duration Fund   Short-Intermediate
                Fund                 01/17/97      11,967    $     120,271    $ 120,271    $ 2,829,201  $  2,949,472    $       448
------------------------------------------------------------------------------------------------------------------------------------


PIMCO Money     PIMCO Advisors
Market Fund     Money Market
                Fund                 01/17/97      69,202    $      69,202   $   69,202    $    25,027  $     94,229    $        --
------------------------------------------------------------------------------------------------------------------------------------



On January 17, 1997 the Global Bond Fund II, previously known as the Global Income Fund, a portfolio in the PIMCO Advisors Funds, was reorganized as a portfolio of the PIMCO Funds: Pacific Investment Management Series pursuant to an agreement and plan of reorganization approved by the Fund's shareholders. In connection with the reorganization the year end date of the Fund was changed from September 30 to March 31.

Report of Independent Accountants


To the Trustees and Shareholders of the PIMCO Funds:
Pacific Investment Management Series


In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Long-Term U.S. Government Fund, Foreign Bond Fund, Global Bond Fund II, Emerging Markets Bond Fund, High Yield Fund, Total Return Fund, Real Return Bond Fund, Low Duration Fund, Short-Term Fund, Money Market Fund and StocksPLUS Fund (hereafter referred to as the "Funds") at March 31, 1998, and the results of each of their operations, the changes in each of their net assets and cash flows for the Long-Term U.S. Government Fund, Foreign Bond Fund, Global Bond Fund II and Real Return Bond Fund and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Kansas City, Missouri
May 22, 1998

Federal Income Tax Information
(unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's fiscal year end (March 31, 1998) regarding the status of the dividend received deduction for corporations.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund's dividend distribution that qualifies under tax law. The percentage of the following Fund's fiscal 1998 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below:

Total Return Fund                   0.12%
High Yield Fund                     4.03%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 1999, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1998.

PIMCO Funds: Access to the highest standard


PIMCO Funds offers unique access to the institutional investment capabilities of PIMCO Advisors L.P., manager of $217 billion. PIMCO Advisors owns seven independent investment firms, each seeking the highest caliber performance in a specific discipline. Six of these firms currently manage PIMCO Funds. Together, their superior standard of expertise has attracted many prestigious clients, including 46 of the 100 largest U.S. corporations. To learn more about PIMCO Funds, speak to your financial advisor, or call 1-800-227-7337.


[ARTWORK APPEARS HERE]


--------------------------------------------------------------------------------
Manager Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660

--------------------------------------------------------------------------------
Distributor             PIMCO Funds Distributors LLC, 2187 Atlantic Street,
                        Stamford, CT 06902

--------------------------------------------------------------------------------
Custodian               Investors Fiduciary Trust Company, 801 Pennsylvania,
                        Kansas City, MO 64105

--------------------------------------------------------------------------------
Shareholder             Shareholder Services, Inc., P.O. Box 5866, Denver,
Servicing Agent and     CO 80217
Transfer Agent

--------------------------------------------------------------------------------
Independent             Price Waterhouse LLP, 1055 Broadway, Kansas City,
Accountant              MO, 64105

--------------------------------------------------------------------------------
Legal Counsel           Dechert Price & Rhoads, 1500 K Street N.W.,
                        Washington, DC, 20005

--------------------------------------------------------------------------------
For Account             For PIMCO Funds account information contact your
Information             financial advisor, or if you receive account statements
                        directly from PIMCO Funds, you can also call
                        1-800-426-0107. Telephone representatives are available
                        Monday-Friday 8:30 am to 8:00 pm eastern time.

--------------------------------------------------------------------------------
This is a copy of a report by PIMCO Funds to its shareholders. Distribution of this report to persons other than shareholders of the Trust is authorized only when accompanied by the Trust's Prospectus. This report does not offer for sale or solicit orders to buy any securities.

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.


             P I M C O
             ---------
                 FUNDS
                 -----


PIMCO Funds
Distributors LLC

2187 Atlantic Street
Stamford, CT 06902